==============================================================================


            J.P. Morgan Chase Commercial Mortgage Securities Corp.,

                                  Depositor,

                     GMAC Commercial Mortgage Corporation,

                               Master Servicer,

                    ORIX Real Estate Capital Markets, LLC,

                               Special Servicer,

                                      and

                     State Street Bank and Trust Company,

                                    Trustee

                       --------------------------------

                        POOLING AND SERVICING AGREEMENT

                           Dated as of March 1, 2001

                       --------------------------------

                                $1,014,816,337

                      Mortgage Pass-Through Certificates

                               Series 2001-CIBC1


==============================================================================

                               TABLE OF CONTENTS


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
ARTICLE I DEFINITIONS.............................................................................................3

Section 1.01      Defined Terms...................................................................................3
         Accepted Master Servicing Practices......................................................................3
         Accepted Special Servicing Practices.....................................................................3
         Acquisition Date.........................................................................................4
         Additional Master Servicing Compensation.................................................................4
         Additional Special Servicing Compensation................................................................4
         Additional Trust Fund Expense............................................................................4
         Adjusted Available Distribution Amount...................................................................4
         Advance..................................................................................................4
         Advance Rate.............................................................................................5
         Adverse REMIC Event......................................................................................5
         Affiliate................................................................................................5
         Agreement................................................................................................5
         Allocated Net Prepayment Premium.........................................................................5
         Allocation Fraction......................................................................................5
         Anticipated Repayment Date...............................................................................5
         Appraisal Estimate.......................................................................................5
         ARD Loan.................................................................................................5
         Asset Strategy Report....................................................................................5
         Assignment of Leases and Rents...........................................................................6
         Assignment of Mortgage...................................................................................6
         Available Distribution Amount............................................................................6
         Balloon Mortgage Loan....................................................................................6
         Balloon Payment..........................................................................................6
         Basic Special Servicing Fee..............................................................................6
         Basic Special Servicing Fee Rate.........................................................................6
         Bankruptcy Code..........................................................................................6
         Book-Entry Certificate...................................................................................7
         Business Day.............................................................................................7
         Canadian Loan............................................................................................7
         Certificate..............................................................................................7
         Certificate Account......................................................................................7
         Certificate Balance......................................................................................7
         Certificateholder........................................................................................7
         Holder...................................................................................................7
         Certificate Owner........................................................................................7
         Certificate Register.....................................................................................7
         Certificate Registrar....................................................................................7
         CIBC.....................................................................................................7
         Class....................................................................................................8
         Class A1 Certificate.....................................................................................8
         Class A2 Certificate.....................................................................................8
         Class A3 Certificate.....................................................................................8
         Class B Certificate......................................................................................8
         Class Balance............................................................................................8
         Class C Certificate......................................................................................8
         Class D Certificate......................................................................................8
         Class E Certificate......................................................................................8
         Class F Certificate......................................................................................8
         Class G Certificate......................................................................................8
         Class H Certificate:.....................................................................................8
         Class J Certificate......................................................................................8
         Class K Certificate......................................................................................8
         Class L Certificate......................................................................................8
         Class M Certificate......................................................................................9
         Class NR Certificate.....................................................................................9
         Class Notional Amount....................................................................................9
         Class Portion............................................................................................9
         Class Prepayment Fraction................................................................................9
         Class R-I Certificate....................................................................................9
         Class R-II Certificate...................................................................................9
         Class R-III Certificate.................................................................................10
         Class X Certificate.....................................................................................10
         Class X Component.......................................................................................10
         Class X1 Component......................................................................................10
         Class X2 Component......................................................................................15
         CMSA....................................................................................................16
         CMSA Bond Level File....................................................................................16
         CMSA Collateral Summary File............................................................................17
         CMSA Comparative Financial Status Report................................................................17
         CMSA Delinquent Loan Status Report......................................................................17
         CMSA Financial File.....................................................................................18
         CMSA Historical Liquidation Report......................................................................18
         CMSA Historical Loan Modification Report................................................................18
         CMSA IRP................................................................................................18
         CMSA Loan Periodic Update File..........................................................................18
         CMSA Loan Setup File....................................................................................19
         CMSA NOI Adjustment Worksheet...........................................................................19
         CMSA Operating Statement Analysis Report................................................................19
         CMSA Property File......................................................................................19
         CMSA REO Status Report..................................................................................20
         CMSA Servicer Watch List................................................................................20
         CMSA Website............................................................................................20
         Code....................................................................................................20
         Collateral Value Adjustment.............................................................................20
         Collateral Value Adjustment Event.......................................................................21
         Collection Account......................................................................................21
         Collection Period.......................................................................................22
         Condemnation Proceeds...................................................................................22
         Corporate Trust Office..................................................................................22
         Corrected Mortgage Loan.................................................................................22
         Cross Collateralized Loan...............................................................................22
         Custodian...............................................................................................22
         Cut-off Date............................................................................................22
         Cut-off Date Balance....................................................................................22
         Defaulted Mortgage Loan.................................................................................22
         Defeasance Collateral...................................................................................23
         Deficient Valuation.....................................................................................23
         Definitive Certificate..................................................................................23
         Delivery Date...........................................................................................23
         Depositor...............................................................................................23
         Depository..............................................................................................23
         Depository Participant..................................................................................23
         Determination Date......................................................................................23
         Directing Certificateholder.............................................................................23
         Directly Operate........................................................................................23
         Disqualified Organization...............................................................................24
         Distribution Date.......................................................................................24
         DSCR....................................................................................................24
         Due Date................................................................................................24
         Eligible Account........................................................................................24
         Environmental Laws......................................................................................25
         Escrow Account..........................................................................................26
         Escrow Payments.........................................................................................26
         Event of Default........................................................................................26
         Exception Report........................................................................................26
         Excess Cash Flow........................................................................................26
         Excess Condemnation Proceeds............................................................................26
         Excess Insurance Proceeds...............................................................................26
         Excess Interest.........................................................................................27
         Excess Rate.............................................................................................27
         FDIC....................................................................................................27
         Final Recovery Determination............................................................................27
         Fitch...................................................................................................27
         Foreign Currency Exchange Contract......................................................................27
         F/X Assignment Agreement................................................................................27
         F/X Counterparty........................................................................................27
         F/X Payment Date........................................................................................27
         F/X Market Rate.........................................................................................27
         GACC....................................................................................................27
         GMACCM..................................................................................................27
         Hazardous Materials.....................................................................................28
         Holder..................................................................................................28
         Certificateholder.......................................................................................28
         Independent.............................................................................................28
         Independent Contractor..................................................................................28
         Initial Certification...................................................................................29
         Initial Subservicer.....................................................................................29
         Insurance Policy........................................................................................29
         Insurance Proceeds......................................................................................29
         Interest Accrual Amount.................................................................................29
         Interest Distribution Amount............................................................................29
         Interest Reserve Account................................................................................30
         Interest Reserve Loan...................................................................................30
         Interested Person.......................................................................................30
         Law.....................................................................................................30
         Liquidation Event.......................................................................................30
         Liquidation Fee.........................................................................................30
         Liquidation Fee Rate....................................................................................30
         Liquidation Proceeds....................................................................................30
         Loan Number.............................................................................................30
         Loss Mortgage Loan......................................................................................30
         MAI.....................................................................................................30
         Master Remittance Date..................................................................................31
         Master Servicer.........................................................................................31
         Master Servicing Fee....................................................................................31
         Master Servicing Fee Rate...............................................................................31
         Maturity Date...........................................................................................31
         MGT.....................................................................................................31
         Minimum Master Servicing Fee Rate.......................................................................31
         Monitoring Certificateholder............................................................................31
         Monitoring Class........................................................................................31
         Monthly Payment.........................................................................................31
         Mortgage................................................................................................31
         Mortgage Loan...........................................................................................31
         Mortgage Loan Documents.................................................................................32
         Mortgage Loan File......................................................................................32
         Mortgage Loan Purchase Agreements.......................................................................32
         Mortgage Loan Schedule..................................................................................32
         Mortgage Loan Sellers...................................................................................32
         Mortgage Note...........................................................................................32
         Mortgage Rate...........................................................................................32
         Mortgaged Property......................................................................................32
         Mortgagor...............................................................................................33
         Most Subordinate Class of Certificates..................................................................33
         Net Assumption Fee......................................................................................33
         Nonrecoverable Advance..................................................................................33
         Nonrecoverable Advance Certificate......................................................................33
         Non-United States Person................................................................................33
         Non-U.S. Treasury Net Prepayment Premium................................................................33
         NRSRO...................................................................................................33
         Officers' Certificate...................................................................................33
         Opinion of Counsel......................................................................................33
         Original Class Balance..................................................................................33
         ORECM...................................................................................................34
         Ownership Interest......................................................................................34
         P&I Advance.............................................................................................34
         Pass-Through Rate.......................................................................................34
         Payment Reserve.........................................................................................34
         Percentage Interest.....................................................................................34
         Permitted Investments...................................................................................34
         Person..................................................................................................35
         Phase I.................................................................................................35
         Pool Factor.............................................................................................35
         Prepayment Assumption...................................................................................35
         Prepayment Interest Excess..............................................................................35
         Prepayment Interest Shortfall...........................................................................36
         Prepayment Premium......................................................................................36
         Primary Servicing Fees..................................................................................36
         Prime Rate..............................................................................................36
         Principal Distribution Amount...........................................................................36
         Principal Prepayment....................................................................................36
         Private Certificates....................................................................................37
         Property Improvement Expenses...........................................................................37
         Property Inspection Report..............................................................................37
         Property Protection Expenses............................................................................37
         Purchase Price..........................................................................................38
         Qualified Insurer.......................................................................................38
         Rated Final Distribution Date...........................................................................38
         Rating Agency...........................................................................................38
         Realized Loss...........................................................................................39
         Record Date.............................................................................................39
         REMIC...................................................................................................39
         REMIC I.................................................................................................39
         REMIC I Uncertificated Interests........................................................................39
         REMIC II................................................................................................39
         REMIC II Uncertificated Interests.......................................................................39
         REMIC III...............................................................................................39
         REMIC Provisions........................................................................................40
         Remittance Period.......................................................................................40
         Remittance Rate.........................................................................................40
         Rents from Real Property................................................................................40
         REO Account.............................................................................................40
         REO Acquisition.........................................................................................40
         REO Mortgage Loan.......................................................................................40
         REO Proceeds............................................................................................40
         REO Property............................................................................................41
         REO Tax.................................................................................................41
         Repair and Remediation Reserve..........................................................................41
         Replacement Reserve.....................................................................................41
         Replacement Special Servicer............................................................................41
         Request for Release and Receipt of Documents............................................................41
         Required Appraisal Date.................................................................................41
         Required Rating.........................................................................................41
         Residual Certificate....................................................................................41
         Responsible Officer.....................................................................................41
         Restricted Period.......................................................................................42
         Revised Rate............................................................................................42
         S&P.....................................................................................................42
         Second Certification....................................................................................42
         Security Agreement......................................................................................42
         Servicer................................................................................................42
         Servicing Advance.......................................................................................42
         Servicing Fee...........................................................................................42
         Servicing Fee Rate......................................................................................42
         Servicing Officer.......................................................................................42
         Servicing Transfer Date.................................................................................42
         Servicing Transfer Event................................................................................42
         Single-Purpose Entity...................................................................................43
         SPE.....................................................................................................43
         Sole Certificateholder(s)...............................................................................43
         Specially Serviced Mortgage Loan........................................................................43
         Special Servicer........................................................................................43
         Startup Day.............................................................................................43
         State Tax Laws..........................................................................................44
         Stated Principal Balance................................................................................44
         Tax Matters Person......................................................................................45
         Tax Returns.............................................................................................45
         Tenant Improvement and Leasing Commissions Reserve......................................................45
         Transfer Date...........................................................................................45
         Trust Fund..............................................................................................45
         Trustee.................................................................................................45
         Trustee Fee.............................................................................................45
         Trustee Fee Rate........................................................................................45
         UCC Financing Statement.................................................................................45
         Uncertificated Interest I...............................................................................45
         Uncertificated Interest II..............................................................................45
         Uncertificated Interest IIIA............................................................................45
         Uncertificated Interest IV..............................................................................46
         Uncertificated Interest V...............................................................................46
         Uncertificated Interest VI..............................................................................46
         Uncertificated Interest VII.............................................................................46
         Uncertificated Interest VIII............................................................................46
         Uncertificated Interest IX..............................................................................46
         Uncertificated Interest X...............................................................................46
         Uncertificated Interest XI..............................................................................46
         Uncertificated Interest XII.............................................................................46
         Uncertificated Interest XIII............................................................................46
         Uncertificated Interest XIV.............................................................................46
         Uncertificated Interest XV..............................................................................47
         Underwriter.............................................................................................47
         United States Person....................................................................................47
         U.S. Treasury Net Prepayment Premium....................................................................47
         Voting Rights...........................................................................................47
         Weighted Average Remittance Rate........................................................................47
         Withheld Amount.........................................................................................47
         Workout Fee.............................................................................................48
         Workout Fee Rate........................................................................................48
Section 1.02      Calculations...................................................................................48
Section 1.03      Rules of Construction..........................................................................48
Section 1.04      Canadian Loan..................................................................................48

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES.......................................48

Section 2.01      Conveyance of Mortgage Loans...................................................................48
Section 2.02      Acceptance by Trustee..........................................................................53
Section 2.03      Representations and Warranties of the Depositor, the Master Servicer and the Special
                  Servicer; Assignment of Rights.................................................................56
Section 2.04      Repurchase of Mortgage Loans for Breaches of Representation and Warranty.......................61
Section 2.05      Execution of Certificates......................................................................63

ARTICLE III GENERAL SERVICING AND ADMINISTRATION.................................................................63

Section 3.01      Access to Certain Documentation Regarding the Mortgage Loans and This Agreement................63
Section 3.02      Annual Statement As to Compliance..............................................................63
Section 3.03      Annual Independent Public Accountants' Servicing Report........................................64
Section 3.04      Merger or Consolidation of Any Servicer........................................................64
Section 3.05      Limitation on Liability of the Servicers and Others............................................65
Section 3.06      Resignation of Servicers.......................................................................66
Section 3.07      Maintenance of Errors and Omissions and Fidelity Coverage......................................67
Section 3.08      Indemnity......................................................................................67
Section 3.09      Information Systems............................................................................69
Section 3.10      Successor to a Servicer........................................................................69
Section 3.11      REMIC Administration and Other Tax Matters.....................................................71
Section 3.12      Notices to Mortgagors..........................................................................74
Section 3.13      Subservicing...................................................................................75
Section 3.14      Record Title to Mortgage Loans, Etc............................................................76
Section 3.15      Release of Documents and Instruments of Satisfaction...........................................76
Section 3.16      Additional Servicing Restrictions; Defeasance..................................................77
Section 3.17      Interest Reserve Account.......................................................................78
Section 3.18      Modifications, Waivers, Amendments and Consents................................................79
Section 3.19      Directing Certificateholder Contact with Servicers.............................................84

ARTICLE IV MASTER SERVICING......................................................................................85

Section 4.01      The Master Servicer............................................................................85
Section 4.02      Collection Account; Collection of Certain Mortgage Loan Payments...............................87
Section 4.03      Permitted Withdrawals from the Collection Account..............................................89
Section 4.04      Remittances to the Trustee.....................................................................92
Section 4.05      Master Servicer Advances.......................................................................93
Section 4.06      Escrow Accounts................................................................................95
Section 4.07      Maintenance of Insurance.......................................................................97
Section 4.08      Enforcement of "Due-on-Sale" Clauses; Assumption Agreements....................................98
Section 4.09      Review of Property Inspections, Operating Statements and Rent Rolls...........................101
Section 4.10      Reports of the Master Servicer and the Trustee................................................102
Section 4.11      Confirmation of Balloon Payment...............................................................104
Section 4.12      Master Servicer Compensation..................................................................104
Section 4.13      Adjustment of Master Servicer's Compensation..................................................106
Section 4.14      Implementation of Operations and Maintenance Plans............................................106
Section 4.15      [RESERVED]....................................................................................106
Section 4.16      Foreign Currency Exchange Contract............................................................106

ARTICLE V [RESERVED]............................................................................................107


ARTICLE VI SPECIAL SERVICING....................................................................................107

Section 6.01      The Special Servicer..........................................................................107
Section 6.02      Transfer to Special Servicing.................................................................107
Section 6.03      Servicing of Specially Serviced Mortgage Loans................................................108
Section 6.04      Management of REO Property....................................................................113
Section 6.05      Sale of REO Property and Specially Serviced Mortgage Loans....................................115
Section 6.06      REO Account; Collection of REO Proceeds.......................................................118
Section 6.07      Remittance to Master Servicer of Non-REO Proceeds.............................................119
Section 6.08      Remittances to Master Servicer from the REO Account...........................................119
Section 6.09      Specially Serviced Mortgage Loan Status Reports, REO Status Reports and Other Reports.........120
Section 6.10      Special Servicer Advances.....................................................................121
Section 6.11      Environmental Considerations..................................................................121
Section 6.12      Restoration of Specially Serviced Mortgage Loans..............................................123
Section 6.13      Special Servicer Compensation.................................................................124
Section 6.14      Limitations on the Special Servicer with Respect to ARD Loans.................................126
Section 6.15      Collateral Value Adjustments..................................................................126
Section 6.16      Replacement Special Servicer..................................................................127

ARTICLE VII PAYMENTS TO CERTIFICATEHOLDERS......................................................................128

Section 7.01      Certificate Account; Remittances to the Trustee...............................................128
Section 7.02      Distributions.................................................................................128
Section 7.03      Statements to Certificateholders..............................................................133
Section 7.04      Distribution of Reports to the Trustee and the Depositor; Advances by the Master
                  Servicer......................................................................................137
Section 7.05      Allocations of Realized Losses................................................................138

ARTICLE VIII THE CERTIFICATES...................................................................................138

Section 8.01      The Certificates..............................................................................138
Section 8.02      Registration of Transfer and Exchange of Certificates.........................................141
Section 8.03      Mutilated, Destroyed, Lost or Stolen Certificates.............................................145
Section 8.04      Persons Deemed Owners.........................................................................145

ARTICLE IX THE DEPOSITOR........................................................................................145

Section 9.01      Liability of the Depositor....................................................................145
Section 9.02      Merger, Consolidation or Conversion of the Depositor..........................................145
Section 9.03      Limitation on Liability of the Depositor and Others...........................................146

ARTICLE X DEFAULT...............................................................................................146

Section 10.01     Events of Default.............................................................................146
Section 10.02     Trustee to Act; Appointment of Successor......................................................149
Section 10.03     Notification to Certificateholders............................................................150
Section 10.04     Waiver of Events of Default...................................................................150
Section 10.05     Additional Remedies of Trustee Upon Event of Default..........................................150

ARTICLE XI CONCERNING THE TRUSTEE...............................................................................151

Section 11.01     Duties of the Trustee.........................................................................151
Section 11.02     Monitoring Certificateholders and Directing Certificateholder; Certain Rights and
                  Powers of Directing Certificateholder.........................................................152
Section 11.03     Powers of Attorney............................................................................155
Section 11.04     Certification by Certificate Owners...........................................................155
Section 11.05     Certain Matters Affecting the Trustee.........................................................156
Section 11.06     The Trustee Not Liable for Certificates or Mortgage Loans.....................................157
Section 11.07     Trustee May Own Certificates..................................................................157
Section 11.08     Fees and Expenses of Trustee; Indemnification of Trustee......................................157
Section 11.09     Eligibility Requirements for Trustee..........................................................159
Section 11.10     Resignation and Removal of Trustee............................................................159
Section 11.11     Successor Trustee.............................................................................160
Section 11.12     Merger or Consolidation of Trustee............................................................161
Section 11.13     Appointment of Co-Trustee or Separate Trustee.................................................161
Section 11.14     Appointment of Custodians.....................................................................162
Section 11.15     Representations and Warranties of the Trustee.................................................164
Section 11.16     SEC Filings...................................................................................165
Section 11.17     Massachusetts Filings.........................................................................165

ARTICLE XII TERMINATION.........................................................................................165

Section 12.01     Termination Upon Repurchase or Liquidation of All Mortgage Loans..............................165

ARTICLE XIII MISCELLANEOUS PROVISIONS...........................................................................167

Section 13.01     Amendment.....................................................................................167
Section 13.02     Recordation of Agreement; Counterparts........................................................169
Section 13.03     Limitation on Rights of Certificateholders....................................................169
Section 13.04     Governing Law.................................................................................170
Section 13.05     Notices...................................................................................... 170
Section 13.06     Severability of Provisions....................................................................171
Section 13.07     Grant of a Security Interest..................................................................171
Section 13.08     Successors and Assigns........................................................................172
Section 13.09     Article and Section Headings..................................................................172
Section 13.10     Notices and Information to Rating Agencies and Directing Certificateholder....................172
Section 13.11     Certificateholders' List......................................................................173
Section 13.12     Protection of Assets..........................................................................174

                                   EXHIBITS
Exhibit A         Form of Certificate............................................................................A1
Exhibit B         Form of Asset Strategy Report.................................................................B-1
Exhibit C         Form of Transferor Certificate................................................................C-1
Exhibit D-1       Form of Investment Letter - Qualified Institutional Buyer...................................D-1-1
Exhibit D-2       Form of Investment Letter - Regulation S....................................................D-2-1
Exhibit E         Form of Investment Letter - Accredited Investor...............................................E-1
Exhibit F-1       Form of Transfer Affidavit..................................................................F-1-1
Exhibit F-2       Form of Transferor Certificate..............................................................F-2-1
Exhibit G         Mortgage Loan Schedule........................................................................G-1
Exhibit H         CMSA Property Information Reports.............................................................H-1
Exhibit I         Form of Mortgage Loan Purchase Agreement....................................................I-1-1
Exhibit J         Form of Acknowledgment........................................................................J-1
Exhibit K         Confidentiality Agreement for Asset Strategy Report...........................................K-1
Exhibit L         Form of Special Servicer Letter Pursuant to Section 4.01(e)...................................L-1
Exhibit M         Form of Property Inspection Report Pursuant to Section 4.09(a)................................M-1
Exhibit N-1       Form of Confidentiality Letter (Certificate Owners).........................................N-1-1
Exhibit N-2       Form of Confidentiality Letter (Prospective Owners).........................................N-2-1
Exhibit O         Form of Notice and Certification Regarding Defeasance of
                  Mortgage Loan Pursuant to Section 3.16........................................................O-1
Exhibit P         Foreign Currency Exchange Contract, Summary of U.S.$ Cash Flows...............................P-1
Exhibit Q         [RESERVED]....................................................................................Q-1
Exhibit R         [RESERVED]....................................................................................R-1
Exhibit S         Form of Notice Regarding Transfer to Special Servicing Pursuant to Section 6.02(a)............S-1
Exhibit T         Form of Notification of Servicing Transfer....................................................T-1
Exhibit U         [RESERVED]....................................................................................U-1
Exhibit V         [RESERVED]....................................................................................V-1
Exhibit W         Form of Special Servicer Notice Pursuant to Section 6.12(a)...................................W-1
Exhibit X         Form of Special Servicer Notice Pursuant to Section 6.12(b)...................................X-1
Exhibit Y         Form of Request for Release and Receipt of Documents Pursuant to Section 11.14................Y-1
Exhibit Z         REO Account Letter Pursuant to Section 6.09(b)................................................Z-1

         This Pooling and Servicing Agreement, dated and effective as of March 1, 2001, among J.P. Morgan Chase Commercial Mortgage Securities Corp., a Delaware corporation, as Depositor, GMAC Commercial Mortgage Corporation, a California corporation, as Master Servicer, ORIX Real Estate Capital Markets, LLC, a Delaware limited liability company, as Special Servicer and State Street Bank and Trust Company, a Massachusetts trust company, as Trustee.

                            PRELIMINARY STATEMENT:

         The Depositor intends to sell mortgage pass-through certificates, to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined below). The Mortgage Loans will be serviced pursuant to the terms hereof. The Depositor hereby assigns to the Trustee, acting on behalf of the Certificateholders, its interests and rights in the Mortgage Loans, including with respect to the Canadian Loan (as defined below) the Foreign Currency Exchange Contract (as defined below). As provided herein, the Trustee will elect that the segregated pool of assets subject to this Agreement (including, without limitation, the Mortgage Loans) be treated for federal income tax purposes as a real estate mortgage investment conduit (a "REMIC") and such segregated pool of assets will be designated as "REMIC I". One hundred sixty-five partial undivided beneficial ownership interests in each of the Mortgage Loans (the "REMIC I Uncertificated Classes") will be designated as the "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I, for purposes of the REMIC Provisions (as defined herein) under federal income tax law. A segregated pool of assets consisting of the REMIC I Uncertificated Classes will be designated as "REMIC II" and the Trustee will make a separate REMIC election with respect thereto. Sixteen partial undivided beneficial ownership interests in REMIC II (the "REMIC II Uncertificated Classes") will be designated as the "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" in REMIC II, for purposes of the REMIC Provisions under federal income tax laws. Each of the REMIC II Uncertificated Classes, except for Uncertificated Interests IIIA and IIIB, will be allocated distributions of principal and Realized Losses on each Distribution Date in an amount equal to the aggregate amount of principal distributions and Realized Losses allocated to the related Class of Certificates. In addition, each of the REMIC II Uncertificated Classes, except for Uncertificated Interests IIIA and IIIB, will be allocated distributions on interest in the same order of priority as the related Class of Certificates. For purposes of the preceding two sentences, each REMIC II Uncertificated Class will be deemed related to the Class of Certificates referenced in the definition thereof. On each Distribution Date, (i) Uncertificated Interest IIIA will be allocated all payments of principal allocated to the Class A3 Certificate until retired, and all additional principal paid to the Class A3 Certificates will be allocated to Uncertificated Interest IIIB, (ii) Uncertificated Interest IIIB will be allocated all Realized Losses allocated to the Class A3 Certificate until eliminated, and all additional Realized Losses allocated to the Class A3 Certificates will be allocated to Uncertificated Interest IIIA. Each of Uncertificated Interests IIIA and IIIB will be allocated interest allocable to the Class A3 Certificates pro rata based upon their principal balance as of the immediately preceding Distribution Date. A segregated pool of assets consisting of the REMIC II Uncertificated Classes will be designated as "REMIC III" and the Trustee will make a separate REMIC election with respect thereto. The Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Certificates and each of the Class X Components will be designated as the "regular interests" in REMIC III, and the Class R-III Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions under federal income tax law. The following table sets forth the designation, Pass-Through Rate and Original Class Balance for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                                     Initial
        Class Designation        Pass-Through Rate      Original Class Balance
        -----------------        -----------------      ----------------------

        Class A1                     5.2880%                   $50,000,000
        Class A2                     6.0010%                  $132,000,000
        Class A3                     6.2600%                  $607,020,000
        Class B                      6.4460%                   $43,129,000
        Class C                      6.6330%                   $40,593,000
        Class D                      6.7510%                   $12,685,000
        Class E                      7.2535%(1)                $25,371,000
        Class F                      7.7225%(2)                $13,953,000
        Class X1                     1.0912%(3)             $1,014,816,337(4)
        Class X2                     1.5305%(3)               $596,778,000(4)
        Class G                      5.7750%                   $29,176,000
        Class H                      5.7750%                   $10,149,000
        Class J                      5.7750%                    $7,611,000
        Class K                      5.7750%                   $12,685,000
        Class L                      5.7750%                    $5,074,000
        Class M                      5.7750%                    $5,074,000
        Class NR                     5.7750%                   $20,296,337
        Class R-I                       NA                          NA
        Class R-II                      NA                          NA
        Class R-III                     NA                          NA


----------------------------------------------------------------------------

(1) The Pass-Through Rate for the Class E Certificates for any Distribution Date will be the Weighted Average Remittance Rate on the Mortgage Loans for such Distribution Date minus 0.947%.

(2) The Pass-Through Rate for the Class F Certificates for any Distribution Date will be the Weighted Average Remittance Rate on the Mortgage Loans for such Distribution Date minus 0.478%.

(3) Initial Pass-Through Rate. The Pass-Through Rate for the Class X1 and Class X2 Certificates will be as set forth in the definitions for each of the Class X1 Component and the Class X2 Component, respectively.

(4)  Class Notional Amount.

         As of close of business on the Cut-off Date, the Mortgage Loans had an aggregate Cut-off Date Balance equal to $1,014,816,338.

         In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Special Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01.  Defined Terms.

         Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         "Accepted Master Servicing Practices": The procedures that the Master Servicer follows in servicing and administering the Mortgage Loans on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer in its good faith and reasonable judgment), in accordance with applicable law, the terms of this Agreement and the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, further as follows: (i) with the same skill, care and diligence as is normal and usual in its general mortgage servicing activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans that are comparable to the Mortgage Loans, (ii) with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans and (iii) without regard to:

          (a) any relationship that the Master Servicer or any Affiliate of the Master Servicer may have with any Mortgagor;

          (b) the Master Servicer's obligations to make Advances with respect to the Mortgage Loans;

          (c) the right of the Master Servicer (or any Affiliate thereof) to receive reimbursement of costs, or the sufficiency of any compensation payable to it hereunder or with respect to any particular transaction;

          (d) the ownership, servicing or management for others or itself by the Master Servicer of any other mortgage loans or property; or

          (e) the ownership by the Master Servicer or any Affiliate of any Certificates or other securities.

         To the extent consistent with the foregoing and subject to the express limitations set forth in this Agreement, the procedures followed by the Master Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Loans.

         "Accepted Special Servicing Practices": The procedures that the Special Servicer follows in servicing, administering and disposing of distressed Mortgage Loans and related real property on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Special Servicer in its good faith and reasonable judgment), in accordance with applicable law, the terms of this Agreement and the terms of the respective Mortgage Loans and, further as follows: (i) with the same skill, care and diligence with which the Special Servicer services, administers and disposes of, distressed mortgage loans and related property on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and related property that are comparable to the Mortgage Loans, Mortgaged Property and REO Property (ii) so as to maximize the net present value of recoveries on the Mortgage Loans, and (iii) and, to the extent consistent with the foregoing, without regard to:

               (a) any relationship that the Special Servicer or any Affiliate of the Special Servicer, as applicable, may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to this Agreement;

               (b) the Special Servicer's obligations to make Advances with respect to the Mortgage Loans, if any;

               (c) the right of the Special Servicer (or any Affiliate thereof) to receive reimbursement of costs, or the sufficiency of any compensation payable to it hereunder or with respect to any particular transaction;

               (d) the ownership, servicing or management for itself or others by the Special Servicer of any other mortgage loans or property;

               (e) the ownership by the Special Servicer or any Affiliate of any Certificates or other securities; or

               (f) any debt that the Special Servicer has extended to any Mortgagor.

         "Acquisition Date": With respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust Fund within the meaning of Treasury Regulation Section 1.856-6(b)(1), which is the first day on which the Trust Fund is treated as the owner of such REO Property for federal income tax purposes.

         "Additional Master Servicing Compensation": As defined in Section
4.12.

         "Additional Special Servicing Compensation" : As defined in Section 6.13(g).

         "Additional Trust Fund Expense": Any unanticipated expense within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(iii) experienced with respect to the Trust Fund and not otherwise included in the calculation of a Realized Loss, that would result in the Certificateholders receiving less than the full amount of principal and/or interest to which they are entitled on any Distribution Date.

         "Adjusted Available Distribution Amount": With respect to any Distribution Date, the Available Distribution Amount net of any aggregate Allocated Net Prepayment Premiums.

         "Advance": A P&I Advance or Servicing Advance.

         "Advance Rate": An annual rate equal to the Prime Rate in effect from time to time.

         "Adverse REMIC Event": Any action or omission which would cause the termination of REMIC I, REMIC II or REMIC III or the imposition of a tax on REMIC I, REMIC II or REMIC III other than a tax on income expressly permitted or contemplated to be received by the terms of this Agreement.

         "Affiliate": With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         "Allocated Net Prepayment Premium": With respect to any Distribution Date and any Mortgage Loan , the excess (but not less than zero) of (a) any Prepayment Premium on such Mortgage Loan received prior to the Master Remittance Date and not previously distributed over (b) the pro rata portion, based on the Prepayment Premium collected on each of the Mortgage Loans during the same period, of the sum of (i) the excess of any Prepayment Interest Shortfall over any Prepayment Interest Excess for such Distribution Date and
(ii) any amounts required to reimburse the Master Servicer on such Distribution Date for reductions in its compensation pursuant to Section 4.13 (but not less than zero).

         "Allocation Fraction": For any Class of Certificates, any Mortgage Loan and any Distribution Date shall equal a fraction (not greater than one and not less than zero) (x) the numerator of which is the excess of (a) the Pass-Through Rate of such Class of Certificates over (b) the discount rate used to calculate the related Prepayment Premium and (y) the denominator of which is the excess of (a) the Mortgage Rate on the related Mortgage Loan over
(b) the discount rate referenced in clause (x) above.

         "Anticipated Repayment Date": With respect to any ARD Loan, designated as such on the Mortgage Loan Schedule, the date upon which such ARD Loan starts to accrue interest at its Revised Rate.

         "Appraisal Estimate": With respect to any Mortgage Loan having a principal balance of less than $2,000,000, (a) the Special Servicer's good faith estimate of the value of the related Mortgaged Properties securing such Mortgage Loan as certified to the Master Servicer on or before the Required Appraisal Date or (b) with the consent of the Directing Certificateholder, an Independent MAI appraisal.

         "ARD Loan": A Loan that is designated as such on the Mortgage Loan Schedule.

         "Asset Strategy Report": The report prepared pursuant to Section
6.03(c).

         "Assignment of Leases and Rents": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar agreement executed by the Mortgagor, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

         "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to effect the transfer of the Mortgage to the Trust Fund, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

         "Available Distribution Amount": With respect to any Distribution Date, (a) the amount on deposit in the Certificate Account as of the close of business on the related Master Remittance Date immediately preceding such Distribution Date, after giving effect to expenses of the Trust Fund (other than distributions on the Certificates) pursuant to this Agreement, plus any P&I Advances deposited in the Certificate Account with respect to such Distribution Date and (b) with respect to the Distribution Date occurring in March of each calendar year, the Withheld Amounts with respect to the Interest Reserve Loans deposited in the Interest Reserve Account by the Trustee in January and/or February of such calendar year in accordance with Section 3.17; net of, (i) with respect to the Distribution Date occurring in (A) January of each calendar year that is not a leap year and (B) February of each calendar year, the Withheld Amounts with respect to the Interest Reserve Loans deposited in the Interest Reserve Account by the Trustee with respect to such Distribution Date in accordance with Section 3.17 and (ii) Excess Interest.

         "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification provides for an amortization schedule extending beyond its Maturity Date.

         "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the amount outstanding on the Maturity Date of such Mortgage Loan in excess of the related Monthly Payment.

         "Basic Master Servicing Fee Rate": With respect to each Mortgage Loan, a per annum rate equal to 0.10% per annum.

         "Basic Special Servicing Fee": The compensation the Special Servicer is entitled to receive at the Basic Special Servicing Fee Rate pursuant to
Section 6.13.

         "Basic Special Servicing Fee Rate": With respect to each Specially Serviced mortgage loan, a per annum rate equal to 0.25% per annum.

         "Bankruptcy Code": The federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

         "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking and savings and loan institutions in the States of Massachusetts, New York, Texas or the Commonwealth of Pennsylvania are authorized or obligated by law or executive order to remain closed.

         "Canadian Loan": The Mortgage Loan identified in the Mortgage Loan Schedule attached hereto as Exhibit G as Loan Number 19.

         "Certificate": Any Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class X1 Class X2, Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Class R-I, Class R-II or Class R-III Certificate.

         "Certificate Account": The segregated trust account or accounts created and maintained by the Trustee pursuant to Section 7.01 in trust for Certificateholders, which shall be entitled "State Street Bank and Trust Company, as Trustee, in trust for registered holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2001-CIBC1".

         "Certificate Balance": With respect to any Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M or Class NR, as of any date of determination, the then outstanding principal amount of such Certificate equal to the product of
(a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Balance of the Class of Certificates to which such Certificate belongs. None of the Class X or Residual Certificates have a Certificate Balance.

         "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Master Servicer, Special Servicer, the Depositor or any Affiliate thereof shall be deemed not to be outstanding with respect to Sections 10.04 and 13.01. The Trustee shall be entitled to request and rely upon a certificate of the Master Servicer, Special Servicer or the Depositor in determining whether a Certificate is registered in the name of an Affiliate of such Person.

         "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

         "Certificate Register" or "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 8.02. The initial Certificate Registrar shall be the Trustee.

         "CIBC": CIBC Inc.

         "Class": Collectively, all of the Certificates bearing the same capital letter designation.

         "Class A1 Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class A2 Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class A3 Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class B Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class Balance": With respect to any Class, the aggregate principal amount of such Class outstanding as of any date of determination equal to the Original Class Balance thereof minus any amounts allocated or distributed to such Class in reduction of its Class Balance pursuant to the terms hereof.

         "Class C Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class D Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class E Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class F Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class G Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class H Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class J Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class K Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class L Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class M Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class NR Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class Notional Amount": With respect to:

               (i) the Class X1 Certificates and any Distribution Date, the sum of the Class Balances of the Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and Class NR Certificates immediately preceding such Distribution Date; and

               (ii) the Class X2 Certificates and any Distribution Date from the Delivery Date through the Distribution Date in March 2008, the sum of (A) the lesser of the Class Balance of the Class A3 Certificates immediately preceding such Distribution Date and $475,000,000 and (B) the Class Balances of the Class B, Class C, Class D and Class E Certificates immediately preceding such Distribution Date. The Class Notional Amount for the Class X2 Certificates will be $0 after the Distribution Date in March 2008.

         "Class Portion": With respect to any U.S. Treasury Net Prepayment Premium on any Mortgage Loan and any Distribution Date and (a) any Class of Certificates, other than the Class X Certificates and the Residual Certificates, the product of (x) any U.S. Treasury Net Prepayment Premium for such Mortgage Loan and Distribution Date, (y) the related Class Prepayment Fraction for such Distribution Date and (z) the related Allocation Fraction for such Mortgage Loan and Distribution Date and (b) the Class X1 Certificates, the excess of any U.S. Treasury Net Prepayment Premiums for such Distribution Date over the amounts calculated pursuant to clause (a). The Class X2 Certificates and the Residual Certificates will not have a Class Portion.

         "Class Prepayment Fraction": For any Class of Certificates and any Distribution Date shall equal a fraction the numerator of which is the amount of principal paid to such Class in reduction of the Class Balance thereof on such Distribution Date and the denominator of which is the amount of principal paid to all Classes of Certificates in reduction of their respective Class Balances on such Distribution Date.

         "Class R-I Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class R-II Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class R-III Certificate": Any of the Certificates issued hereunder and designated as such.

         "Class X Certificate": Any of the Class X1 Certificates and Class X2 Certificates issued hereunder and designated as such.

         "Class X Component": Any of the Class X1 and Class X2 Components.

         "Class X1 Component": Each of the following components of the Class X
Certificates:

         (i)   from the Delivery Date through the Distribution Date in March
2008:

               (a) the Class A1X Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class A1 Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class A1 Certificates immediately prior to such Distribution Date;

               (b) the Class A2X Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class A2 Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class A2 Certificates immediately prior to such Distribution Date;

               (c) the Class A3AX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate of the Class A3 Certificates and a notional amount solely for purposes of calculating interest thereon equal to the excess, if any, of the Class Balance of the Class A3 Certificates immediately prior to such Distribution Date over $475,000,000;

               (d) the Class A3BX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the sum of the Pass-Through Rate of the Class A3 Certificates and the Class A3X2 Component and a notional amount solely for purposes of calculating interest thereon equal to the lesser of the Class Balance of the Class A3 Certificates immediately prior to such Distribution Date and $475,000,000;

               (e) the Class BX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the sum of the Pass-Through Rate of the Class B Certificates and the Class BX2 Component and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class B Certificates immediately prior to such Distribution Date;

               (f) the Class CX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the sum of the Pass-Through Rate of the Class C Certificates and the Class CX2 Component and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class C Certificates immediately prior to such Distribution Date;

               (g) the Class DX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the sum of the Pass-Through Rate of the Class D Certificates and the Class DX2 Component and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class D Certificates immediately prior to such distribution Date;

               (h) the Class EX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the sum of the Pass-Through Rate of the Class E Certificates and the Class EX2 Component and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class E Certificates immediately prior to such Distribution Date;

               (i) the Class FX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class F Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class F Certificates immediately prior to such Distribution Date;

               (j) the Class GX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class G Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class G Certificates immediately prior to such Distribution Date;

               (k) the Class HX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class H Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class H Certificates immediately prior to such Distribution Date;

               (l) the Class JX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class J Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class J Certificates immediately prior to such Distribution Date;

               (m) the Class KX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class K Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class K Certificates immediately prior to such Distribution Date;

               (n) the Class LX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class L Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class L Certificates immediately prior to such Distribution Date;

               (o) the Class MX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class M Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class M Certificates immediately prior to such Distribution Date; and

               (p) the Class NRX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class NR Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class NR Certificates immediately prior to such Distribution Date.

         The Pass Through Rates in respect of the Class A3BX1, Class BX1, Class CX1, Class DX1 and Class EX1 Components may also be expressed as the excess of (A) the Weighted Average Remittance Rate over (B) the Weighted Average Remittance Rate less 0.01%; provided, that the amount specified in this clause (B) is subject to a cap equal to the sum of the Pass Through Rates of: (i) the Class A3 Certificates and 1.61% in the case of the Class A3BX1 Component, (ii) the Class B Certificates and 1.42% in the case of the Class BX1 Component, (iii) the Class C Certificates and 1.24% in the case of the Class CX1 Component, (iv) the Class D Certificates and 1.12% in the case of the Class DX1 Component, and (v) the Class E Certificates and 0.90% in the case of the Class EX1 Component, and their respective Pass Through Rates will be so construed for federal income tax purposes.

         (ii) from the Distribution Date in April 2008 through the final Distribution Date:

               (a) the Class A1X Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class A1 Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class A1 Certificates immediately prior to such Distribution Date;

               (b) the Class A2X Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class A2 Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class A2 Certificates immediately prior to such Distribution Date;

               (c) the Class A3AX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class A3 Certificates and a notional amount solely for purposes of calculating interest thereon equal to the excess of, if any, the Class Balance of the Class A3 Certificates immediately prior to such Distribution Date over $475,000,000;

               (d) the Class A3BX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class A3 Certificates and a notional amount solely for purposes of calculating interest thereon equal to the excess of, if any, the Class Balance of the Class A3 Certificates immediately prior to such Distribution Date over $475,000,000;

               (e) the Class BX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class B Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class B Certificates immediately prior to such Distribution Date;

               (f) the Class CX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class C Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class C Certificates immediately prior to such Distribution Date;

               (g) the Class DX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class D Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class D Certificates immediately prior to such distribution Date;

               (h) the Class EX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class E Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class E Certificates immediately prior to such Distribution Date;

               (i) the Class FX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class F Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class F Certificates immediately prior to such Distribution Date;

               (j) the Class GX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class G Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class G Certificates immediately prior to such Distribution Date;

               (k) the Class HX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class H Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class H Certificates immediately prior to such Distribution Date;

               (l) the Class JX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class J Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class J Certificates immediately prior to such Distribution Date;

               (m) the Class KX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class K Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class K Certificates immediately prior to such Distribution Date;

               (n) the Class LX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class L Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class L Certificates immediately prior to such Distribution Date;

               (o) the Class MX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class M Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class M Certificates immediately prior to such Distribution Date; and

               (p) the Class NRX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class NR Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class NR Certificates immediately prior to such Distribution Date.

         "Class X2 Component": From the Delivery Date through the Distribution Date in March 2008, each of the following components of the Class X
Certificates:

               (a) the Class A3X2 Component, with a Pass-Through Rate for any Distribution Date equal to the lesser of (i) 1.61 % per annum and
          (ii) the excess of the Weighted Average Remittance Rate less 0.01% for such Distribution Date over the Pass-Through Rate for the Class A3 Certificates and a notional amount solely for purposes of calculating interest thereon equal to the lesser of the Class Balance of the Class A3 Certificates immediately prior to such Distribution Date and $475,000,000;

               (b) the Class BX2 Component, with a Pass-Through Rate for any Distribution Date equal to the lesser of (i) 1.42% per annum and
          (ii) the excess of the Weighted Average Remittance Rate less 0.01% for such Distribution Date over the Pass-Through Rate for the Class B Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class B Certificates immediately prior to such Distribution Date;

               (c) the Class CX2 Component, with a Pass-Through Rate for any Distribution Date equal to the lesser of (i) 1.24% per annum and
          (ii) the excess of the Weighted Average Remittance Rate less 0.01% for such Distribution Date over the Pass-Through Rate for the Class C Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class C Certificates immediately prior to such Distribution Date;

               (d) the Class DX2 Component, with a Pass-Through Rate for any Distribution Date equal to the lesser of (i) 1.12% per annum and
          (ii) the excess of the Weighted Average Remittance Rate less 0.01% for such Distribution Date over the Pass-Through Rate for the Class D Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class D Certificates immediately prior to such distribution Date;

               (e) the Class EX2 Component, with a Pass-Through Rate for any Distribution Date equal to the lesser of (i) 0.90% per annum and
          (ii) the excess of the Weighted Average Remittance Rate less 0.01% for such Distribution Date over the Pass-Through Rate for the Class E Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class E Certificates immediately prior to such Distribution Date;

         The Pass Through Rates in respect of the Class A3X2, Class BX2, Class CX2, Class DX2 and Class EX2 Components may also be expressed as the excess of
(A) the Weighted Average Remittance Rate less 0.01% subject to a cap equal to the sum of the Pass Through Rates of: (i) the Class A3 Certificates and 1.61% in the case of the Class A3X2 Component, (ii) the Class B Certificates and 1.42% in the case of the Class BX2 Component, (iii) the Class C Certificates and 1.24% in the case of the Class CX2 Component, (iv) the Class D Certificates and 1.12% in the case of the Class DX2 Component, and (v) the Class E Certificates and 0.90%in the case of the Class EX2 Component over (B) the Pass Through Rates of: (i) the Class A3 Certificates in the case of the Class A3X2 Component, (ii) the Class B Certificates in the case of the Class BX2 Component, (iii) the Class C Certificates in the case of the Class CX2 Component, (iv) the Class D Certificates in the case of the Class DX2 Component, and (v) the Class E Certificates in the case of the Class EX2 Component, and their respective Pass Through Rates will be so construed for federal income tax purposes.

         Notwithstanding the foregoing, the Class X2 Certificates will not receive distributions after the Distribution Date in March 2008.

         "CMSA": The Commercial Mortgage Securities Association, or any association or organization that is a successor thereto. If neither such association nor any successor remains in existence, "CMSA" shall be deemed to refer to such other association or organization as may exist whose principal membership consists of servicers, trustees, issuers, placement agents and underwriters generally involved in the commercial mortgage loan securitization industry, which is the principal such association or organization in the commercial mortgage loan securitization industry and one of whose principal purposes is the establishment of industry standards for reporting transaction-specific information relating to commercial mortgage pass-through certificates and commercial mortgage-backed bonds and the commercial mortgage loans and foreclosed properties underlying or backing them to investors holding or owning such certificates or bonds, and any successor to such other association or organization. If an organization or association described in one of the preceding sentences of this definition does not exist, "CMSA" shall be deemed to refer to such other association or organization as shall be selected by the Master Servicer and reasonably acceptable to the Trustee, the Special Servicer and the Directing Certificateholder.

         "CMSA Bond Level File": The monthly report substantially in the form of, and containing the information called for in, the downloadable form of the "Bond Level File" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Bond Level File" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Trustee.

         "CMSA Collateral Summary File": The report substantially in the form of, and containing the information called for in the downloadable form of the "Collateral Summary File" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Collateral Summary File" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Trustee.

         "CMSA Comparative Financial Status Report": A report substantially in the form of, and containing the information called for in, the downloadable form of the "Comparative Financial Status Report" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Comparative Financial Status Report" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable, and in any event, setting forth among other things (a) the occupancy and debt service coverage ratio for each Mortgage Loan or related Mortgaged Property, as applicable, as of the date of the latest financial information (covering no less than twelve (12) consecutive months) available immediately preceding the preparation of such report; and (b) the revenue, expense and net operating income or net cash flow for each of the following periods (to the extent such information is in the Master Servicer's or the Special Servicer's possession or under its control):
(i) the most current available year-to-date, (ii) each of the previous two (2) full fiscal years stated separately; and (iii) the "base year" (representing, in the case of any Mortgage Loan, the original analysis of information used as of the end of the initial Collection Period. For the purposes of the production by Master Servicer or the Special Servicer of any such report that is required to state information with respect to any Mortgage Loan for any period prior to the end of the initial Collection Period, the Master Servicer or the Special Servicer, as the case may be, may conclusively rely (without independent verification), absent manifest error, on information provided to it by the related Mortgage Loan Seller, by the related Mortgagor or (x) in the case of such a report produced by the Master Servicer, by the Special Servicer, (if other than the Master Servicer or an Affiliate thereof) and (y) in the case of such a report produced by the Special Servicer, by the Master Servicer (if other than the Special Servicer or an Affiliate thereof).

         "CMSA Delinquent Loan Status Report": A report substantially in the form of, and containing the information called for in, the downloadable form of the "Delinquent Loan Status Report" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Delinquent Loan Status Report" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable.

         "CMSA Financial File": A report substantially in the form of, and containing the information called for in, the downloadable form of the "Financial File" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Financial File" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable.

         "CMSA Historical Liquidation Report": A report substantially in the form of, and containing the information called for in, the downloadable form of the "Historical Liquidation Report" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Historical Liquidation Report" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable.

         "CMSA Historical Loan Modification Report": A report substantially in the form of, and containing the information called for in, the downloadable form of the "Historical Loan Modification Report" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Historical Loan Modification Report" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable.

         "CMSA IRP": shall mean, collectively

               (a) the following six electronic files: (i) CMSA Loan Setup File, (ii) CMSA Loan Periodic Update File, (iii) CMSA Property File,
          (iv) CMSA Bond Level File, (v) CMSA Financial File and (vi) CMSA Collateral Summary File; and

               (b) the following eight supplemental reports: (i) CMSA Delinquent Loan Status Report, (ii) CMSA Historical Loan Modification Report, (iii) CMSA Historical Liquidation Report, (iv) CMSA REO Status Report, (v) CMSA Operating Statement Analysis Report, (vi) CMSA Comparative Financial Status Report, (vii) Servicer Watch List and (viii) CMSA NOI Adjustment Worksheet.

         "CMSA Loan Periodic Update File": The monthly report substantially in the form of, and containing the information called for in, the downloadable form of the "Loan Periodic Update File" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Loan Periodic Update File" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable, and the Trustee.

         "CMSA Loan Setup File": The report substantially in the form of, and containing the information called for in, the downloadable form of the "Loan Setup File" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Loan Setup File" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable, and the Trustee.

         "CMSA NOI Adjustment Worksheet": A report substantially in the form of, and containing the information called for in, the downloadable form of the "NOI Adjustment Worksheet" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "NOI Adjustment Worksheet" available as of the Delivery Date on the CMSA Website, is acceptable to the Master Servicer or the Special Servicer, as applicable, and in any event, shall present the computations made in accordance with the methodology described in such form to "normalize" the full year net operating income and debt service coverage numbers used in the other reports required by this Agreement.

         "CMSA Operating Statement Analysis Report": A report substantially in the form of, and containing the information called for in, the downloadable form of the "Operating Statement Analysis Report" available as of the Delivery Date on the CMSA Website or in such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Operating Statement Analysis Report" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer.

         "CMSA Property File": A report substantially in the form of, and containing the information called for in, the downloadable form of the "Property File" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Property File" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable.

         "CMSA REO Status Report": A report substantially in the form of, and containing the information called for in, the downloadable form of the "REO Status Report" available as of the Delivery Date on the CMSA Website, or in such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "REO Status Report" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable.

         "CMSA Servicer Watch List": For any Determination Date, a report substantially in the form of, and containing the information called for in, the downloadable form of the "Servicer Watch List" available as of the Delivery Date on the CMSA Website, or in such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Servicer Watch List" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or Special Servicer, as applicable, and in any event, which report shall identify all Mortgage Loans that constitute one of the following types of Mortgage Loans as of such Determination Date: (i) a Mortgage Loan that has a then current debt service coverage ratio that is less than 1.10x; (ii) a Mortgage Loan as to which any required inspection of the related Mortgaged Property conducted by the Master Servicer indicates, or the Master Servicer otherwise has actual knowledge of, a problem that the Master Servicer determines can reasonably be expected to materially adversely affect the cash flow generated by such Mortgaged Property; (iii) a Mortgage Loan as to which the Master Servicer has actual knowledge of material damage or waste at the related Mortgaged Property; (iv) a Mortgage Loan as to which it has come to the Master Servicer's attention in the performance of its duties under this Agreement (without any expansion of such duties by reason thereof) that any tenant or tenants occupying 25% or more of the space in, or responsible for 20% or more of total rental revenue from, the related Mortgaged Property (A) has or have vacated such space (without being replaced by a comparable tenant and lease) or (B) has or have declared bankruptcy; (v) a Mortgage Loan that is at least 30 days delinquent in payment (without regard to any grace period); (vi) a Mortgage Loan as to which the net operating income as stated in the most recent twelve-month operating statement has decreased 25% or more from the net operating income at origination; and (vii) a Mortgage Loan that is within 60 days of maturity.

         "CMSA Website": The CMSA Website located at "www.cmbs.org" or such other primary website as CMSA may establish for dissemination of its report forms.

         "Code": The Internal Revenue Code of 1986, as amended.

         "Collateral Value Adjustment": With respect to a Mortgage Loan as to which a Collateral Value Adjustment Event has occurred, an amount equal to the excess of (a) the Stated Principal Balance of the Mortgage Loan as of the date of the Collateral Value Adjustment Event over (b) the excess of (i) 90% of the current appraised value of the related Mortgaged Property as determined by an Independent MAI appraisal thereof prepared in accordance with 12 CFR ss.
225.62 (or, in the case of Mortgage Loans having a principal balance under $2,000,000, an Appraisal Estimate), over (ii) the sum of (A) to the extent not previously advanced by a Servicer, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Rate, (B) all unreimbursed Advances and interest thereon at the Advance Rate, and (C) all currently due and delinquent real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of such Mortgaged Property (net of any amount escrowed or otherwise available for payment of any amounts due on the related Mortgage Loans with respect to such Mortgage Loan or REO Property). Notwithstanding the foregoing, a Collateral Value Adjustment will be zero with respect to such Mortgage Loan if (i) the event giving rise to such Collateral Value Adjustment is the extension of the maturity of such Mortgage Loan, (ii) the payments on such Mortgage Loan were not delinquent during the twelve months preceding such extension and (iii) the payments on such Mortgage Loan were then-current, provided that if at any later date there occurs a delinquency in payment with respect to such Mortgage Loan, the Collateral Value Adjustment will be recalculated and applied as described above. Notwithstanding the forgoing, if an appraisal is not obtained within ninety
(90) days after the Required Appraisal Date, until such appraisal is obtained there shall be a Collateral Value Adjustment with respect to the related Mortgage Loan equal 25% of the Stated Principal Balance of such Mortgage Loan; provided, however, that upon the subsequent receipt of an appraisal, the Collateral Value Adjustment for such Mortgage Loan will be recalculated in accordance with this definition without regard to this sentence.

         "Collateral Value Adjustment Event": With respect to any Mortgage Loan the earliest to occur of (i) 90 days after the date on which an uncured delinquency occurs in respect of such Mortgage Loan, (ii) the date on which a receiver is appointed in respect of the related Mortgaged Property, (iii) the date on which the related Mortgaged Property becomes an REO Property, (iv) the date on which the payment rate, Mortgage Rate, principal balance, amortization terms or Maturity Date of a Specially Serviced Mortgage Loan has been changed or otherwise materially modified pursuant to and in accordance with the terms hereof, (v) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the related Mortgagor and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of 60 days or (vi) the related Mortgagor shall have admitted in writing its inability to pay its debts generally as they become due or filed a petition to take advantage of any applicable insolvency or reorganization statute.

         "Collection Account": The separate accounts, which shall be Eligible Accounts, created and maintained for the Mortgage Loans pursuant to Section
4.02 hereof, which shall be entitled "GMAC Commercial Mortgage Corporation, as Master Servicer, for the benefit of State Street Bank and Trust Company, in trust for the registered holders of J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates Series 2001-CIBC1 Collection Account".

         "Collection Period": With respect to any Distribution Date, the period beginning on and including the second day of the month preceding the month of such Distribution Date (or, in the case of the initial Distribution Date, the Cut-off Date) and ending on and including the first day of the month of such Distribution Date.

         "Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of a Mortgaged Property, partial or entire, on account of the exercise of the power of eminent domain or condemnation, held in an Escrow Account or in a trust account, which is an Eligible Account (to the extent consistent with the terms of the related Mortgage Loan Documents) related to such Mortgaged Property and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to a Mortgagor or a third party in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

         "Corporate Trust Office": With respect to the Trustee, the principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at State Street Bank and Trust Company, 2 Avenue de Lafayette; Boston, Massachusetts 02111, Attention: Corporate Trust Service (CMBS), J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2001-CIBC1.

         "Corrected Mortgage Loan": Any Mortgage Loan that had been a Specially Serviced Mortgage Loan but has ceased to be such in accordance with
Section 6.12 (other than by reason of a Liquidation Event occurring in respect of such Mortgage Loan or a related Mortgaged Property becoming an REO Property).

         "Cross Collateralized Loan": Any Mortgage Loan that is cross-collateralized or cross-defaulted with any other Mortgage Loan.

         "Custodian": A Person who is at any time appointed by the Trustee pursuant to Section 11.14 as a document custodian for the Mortgage Loan Files, which Person shall not be the Depositor, the Person which originated, or sold the related Mortgage Loan to the Depositor, the related Mortgagor or an Affiliate of any of the foregoing. The initial Custodian shall be the Trustee.

         "Cut-off Date": March 1, 2001.

         "Cut-off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, net of the principal portion of all unpaid Monthly Payments due on or before such date.

         "Defaulted Mortgage Loan": Any Mortgage Loan which (a) is more than 60 days delinquent in whole or in part in respect of any Monthly Payment or
(b) is delinquent for more than 90 days in whole or in part in respect of the related Balloon Payment, if any, unless the Master Servicer reasonably expects the related Mortgagor will continue to make Monthly Payments and the Master Servicer receives written evidence from the related Mortgagor (which written evidence the Master Servicer shall promptly deliver to the Special Servicer and which written evidence shall be reasonably acceptable to the Special Servicer) indicating that the related Mortgagor has obtained a binding commitment from an institutional lender to refinance the Mortgage Loan in which case the Mortgage Loan shall not become a Defaulted Mortgage Loan until the earlier of (x) of 150 days from the Due Date of the Balloon Payment and
(y) the date on which the Mortgage Loan is expected to be paid in full from proceeds of the refinancing loan.

         "Defeasance Collateral": As defined in Section 3.16 hereof.

         "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding principal balance of the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation results from a proceeding initiated under the Bankruptcy Code or a state court deficiency proceeding.

         "Definitive Certificate": Any certificated, fully registered certificate.

         "Delivery Date": March 29, 2001.

         "Depositor": J.P. Morgan Chase Commercial Mortgage Securities Corp., or its successor in interest.

         "Depository": The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co.

         "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "Determination Date": With respect to any Distribution Date, the fourth Business Day preceding the related Distribution Date.

         "Directing Certificateholder": The Monitoring Certificateholder selected by a majority of the Monitoring Certificateholders, by Certificate Balance, as certified by the Trustee from time to time; provided, that, absent such selection, or (i) until a Directing Certificateholder is so selected, or
(ii) upon receipt of notice from a majority of the Monitoring Certificateholders, by Certificate Balance, that a Directing Certificateholder is no longer so designated, the Monitoring Certificateholder(s) which owns the largest aggregate Certificate Balance, of one or more Monitoring Classes shall be the Directing Certificateholder. Allied Capital Corporation shall serve as the initial Directing Certificateholder.

         "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent Contractor; provided, however, that the Trustee (or the Master Servicer or the Special Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Master Servicer or the Special Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

         "Disqualified Organization": Any of (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, or
(iii) any organization described in Section 1381(a)(2)(C) of the Code. A corporation will not be treated as an instrumentality of the United States or of any State or any political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation (a corporate instrumentality of the United States), a majority of its board of directors is not selected by a governmental unit.

         "Distribution Date": The fifteenth (15th) day (or if any such day is not a Business Day, the Business Day immediately succeeding such fifteenth
(15th) day) of each month beginning in April 2001.

         "DSCR": With respect to any Mortgage Loan, the ratio of (a) monthly operating revenues minus monthly operating expenses (as determined for purposes of Section 4.10) for the related Mortgaged Property after giving effect to replacement reserves, capital expenditures, tenant improvements, leasing commissions, and without giving effect to debt service, depreciation, amortization and similar non-operating items to (b) the related Monthly Payments (net of Escrow Payments).

         "Due Date": With respect to any Mortgage Loan, the day of the month set forth in the related Mortgage Note on which each Monthly Payment thereon is scheduled to be due.

         "Eligible Account": Either:

               (a) an account or accounts maintained with a federal or state chartered depository institution or trust company (including the Trustee) (i) to the extent funds are on deposit in such account for a period not in excess of 30 days, the commercial paper, short-term debt obligations or other short-term deposits of which have the Required Rating or (ii) to the extent funds are on deposit in such account for a period of more than 30 days, the long-term unsecured debt obligations of which have a long term rating of at least "AA-" by S&P and if rated by Fitch, a long-term rating of "AA-" by Fitch; provided that if any such depository institution ceases to satisfy the requirements set forth above, then each of such accounts that are held by such depository institution shall be transferred to a depository institution which satisfies such requirements within 30 days; or

               (b) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state chartered depository institution or a U.S. trust company (including the Trustee) subject to regulations regarding fiduciary funds on deposit set forth in or similar to 12 C.F.R. ss.9.10(b) which, in either case, has corporate trust powers, acting in its fiduciary capacity and (A) whose accounts are fully insured by FDIC's Bank Insurance Fund or Savings Associations Insurance Fund or under the National Credit Union Administration's Share Insurance Fund, (B) which are rated "C" or better by Thomson Bankwatch, Inc. or "75" or better by IDC Financial Publishing, Inc., or (C) whose long-term unsecured debt obligations are rated "AAA" or its equivalent by each Rating Agency (or if such obligations are not rated by Fitch, then an equivalent rating from at least two other NRSROs) covering such debt obligation. In connection with determining whether a depository institution satisfies the criteria set forth in clauses (B) or (C) of the preceding sentence, each Servicer and the Trustee shall each use ratings that have been issued within the three-month period preceding the date of such determination, and shall re-check the applicable ratings of any depository institution with whom they have established an account no less often than every three months. If any such depository institution ceases to satisfy the requirements set forth above, then each of such accounts that are held by such depository institution shall be transferred to a depository institution which satisfies such requirements within 30 days; or

               (c) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Certificate Account, Escrow Account, REO Account or Collection Account will not result in a downgrading, qualification (if applicable) or withdrawal of the ratings then assigned to the Certificates).

         "Environmental Laws": Any present or future U.S. or Canadian federal, state, provincial or local law, statute, regulation or ordinance, and any judicial or administrative order or judgment thereunder, pertaining to health, industrial hygiene, Hazardous Materials or the environment, including, but not limited to, each of the following, as enacted as of the date hereof or as hereafter amended:

                    (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss.ss.9601-9657;

                    (ii) the Resource Conservation and Recovery Act of 1976,
                         42 U.S.C. ss.ss.6901-6991i;

                   (iii) the Toxic Substance Control Act, 15
                         U.S.C. ss.ss.2601-2629;

                    (iv) the Water Pollution Control Act (also known as the
                         Clean Water Act), 33 U.S.C. ss.1251 et seq.;

                    (v)  the Clean Air Act, 42 U.S.C. ss.7401 et seq.;

                    (vi) the Hazardous Materials Transportation Act, 49
                         U.S.C. ss.1801 et seq.; and

                   (vii) comparable Canadian federal, provincial or other
                         local laws applicable to any of the Mortgaged Properties securing the Canadian Loan.

         "Escrow Account": Each separate account or subaccount, each of which shall be an Eligible Account (to the extent consistent with the related Mortgage Loan Documents), created and maintained for the Mortgage Loans pursuant to Section 4.06 hereof, each of which shall be entitled "GMAC Commercial Mortgage Corporation, as Master Servicer, for the benefit of J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2001-CIBC1, Escrow Account".

         "Escrow Payments": With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, fire and hazard insurance premiums, Payment Reserve, Replacement Reserve, Repair and Remediation Reserve, Tenant Improvement and Leasing Commissions Reserve and any other payments, in each case, to the extent required to be escrowed by the Mortgagor pursuant to the Mortgage or any other document included in the Mortgage Loan File.

         "Event of Default": One or more of the events described in Section
10.01.

         "Exception Report": As defined in Section 2.02(b) hereof.

         "Excess Cash Flow": Subject to the related Mortgage Loan Documents, cash flow from the Mortgaged Property securing an ARD Loan after (i) payments of interest (at the Mortgage Rate) and principal (based on the amortization schedule), (ii) required payments for the tax and insurance fund and ground lease escrows fund, (iii) payments to any other required escrow funds, (iv) payment of operating expenses pursuant to the terms of an annual budget approved by the Master Servicer (or the Special Servicer with respect to Specially Serviced Mortgage Loans) or in an amount which is capped at 1/12 of 105% of the prior year's operating expenses, and (vi) Excess Interest.

         "Excess Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, on account of the exercise of the power of eminent domain or condemnation, other than any such awards or settlements held in an Escrow Account or in a trust account, which shall be an Eligible Account (to the extent consistent with the terms of the related Mortgage Loan Documents) related to such Mortgaged Property and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

         "Excess Insurance Proceeds": With respect to each Mortgage Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to Section 4.07, title insurance policy or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, other than any proceeds to be held in an Escrow Account or in a trust account, which shall be an Eligible Account (to the extent consistent with the terms of the related Mortgage Loan Documents) related to such Mortgage Loan and applied or to be applied to the restoration or repair of the related Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

         "Excess Interest": Any accrued interest on an ARD Loan allocable to the Excess Rate and, to the extent permitted by law, interest thereon at the Revised Rate. For federal income tax purposes, any Excess Interest will be an asset of the grantor trust created pursuant to Section 3.11(q) and will be neither an asset nor an obligation of REMIC I, REMIC II or REMIC III.

         "Excess Rate": With respect to each ARD Loan after the related Anticipated Repayment Date, the excess of (i) the applicable Revised Rate over
(ii) the applicable Mortgage Rate in effect prior to the Anticipated Repayment Date.

         "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

         "Final Recovery Determination": A determination by the Special Servicer with respect to any Defaulted Mortgage Loan or REO Mortgage Loan, as certified in writing by a Servicing Officer setting forth such determination and the procedures and considerations of the Special Servicer forming the basis of such determination, that there has been a recovery of all REO Proceeds, Liquidation Proceeds and other payments or recoveries that the Special Servicer, in its reasonable good faith judgment, expects to be ultimately recoverable.

         "Fitch": Fitch, Inc.

         "Foreign Currency Exchange Contract": With respect to the Canadian Loan, the ISDA Master Agreement dated as of March 29, 2001, as amended and supplemented from time to time, between the F/X Counterparty and the Depositor and the related schedules and confirmations dated March 29 , 2001 in the manner assigned to the Trustee for the benefit of the Certificateholders pursuant to the F/X Assignment Agreement.

         "F/X Assignment Agreement": The assignment agreement dated as of March 29, 2001 by and among the Depositor, the F/X Counterparty and the Trustee in the form delivered by the Depositor on the Delivery Date.

         "F/X Counterparty": MGT, as a party to the Foreign Currency Exchange Contract.

         "F/X Payment Date": As defined in Section 4.16.

         "F/X Market Rate": As defined in Section 4.16.

         "GACC": German American Capital Corporation.

         "GMACCM": GMAC Commercial Mortgage Corporation.

         "Hazardous Materials": All materials subject to any Environmental Law, including, without limitation, materials listed in 49 C.F.R. ss. 172.010, materials defined as hazardous pursuant to ss. 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, lead-based materials, petroleum or petroleum distillates or asbestos or material containing asbestos, polychlorinated biphenyls ("PCBs"), radon gas, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification that would, if classified as unusable, be included in the foregoing definition.

         "Holder" or "Certificateholder": The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Master Servicer, Special Servicer, the Depositor or any Affiliate thereof shall be deemed not to be outstanding with respect to Sections 10.04 and 13.01. The Trustee shall be entitled to request and rely upon a certificate of the Master Servicer, the Special Servicer or the Depositor in determining whether a Certificate is registered in the name of an Affiliate of such Person.

         "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Mortgage Loan Sellers and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, the Master Servicer, the Special Servicer, the Mortgage Loan Sellers or any Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer, the Special Servicer, the Mortgage Loan Sellers or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         "Independent Contractor": Either (i) any Person that would be an "independent contractor" with respect to the Trust Fund within the meaning of
Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly 35% or more of any Class or 35% or more of the aggregate value of all Classes of Certificates), provided that the Trust Fund does not receive or derive any income from such Person and the relationship between such Person and the Trust Fund is at arm's length all within the meaning of Treasury Regulations Section 1.856-4(b)(5) (except that the Special Servicer shall not be considered to be an Independent Contractor under the definition in this clause (i) unless an Opinion of Counsel (obtained at the expense of the Special Servicer) addressed to the Special Servicer and the Trustee has been delivered to the Trustee to the effect that the Special Servicer meets the requirements of such definition) or (ii) any other Person (including the Special Servicer) if the Special Servicer, on behalf of itself and the Trustee, has received an Opinion of Counsel (obtained at the expense of the party seeking to be deemed an Independent Contractor) to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or cause any income realized with respect of such REO Property to fail to qualify as Rents from Real Property (provided that such income would otherwise so qualify).

         "Initial Certification": As defined in Section 2.02(c) hereof.

         "Initial Subservicer": With respect to each Mortgage Loan that is subject to a subservicing agreement with the Master Servicer as of the Delivery Date, the subservicer under any such subservicing agreement.

         "Insurance Policy": With respect to any Mortgage Loan, any insurance policy, including, without limitation, any environmental insurance policy, required to be maintained under this Agreement or the related Mortgage Loan Documents.

         "Insurance Proceeds": With respect to each Mortgage Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to
Section 4.07 hereof, or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, to be held in an Escrow Account or in a trust account, which is an Eligible Account (to the extent consistent with the related Mortgage Loan Documents) related to such Mortgage Loan and applied or to be applied to the restoration or repair of the related Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents, or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

         "Interest Accrual Amount": With respect to each Distribution Date and any Class of Certificates (other than the Class X Certificates and the Residual Certificates), interest accrued during the period from and including the first day of the month preceding the month of the Distribution Date (or the Cut-off Date with respect to the initial Distribution Date) to and including the last day of the month preceding the month of the Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months) on the Class Balance outstanding immediately prior to such Distribution Date at the then applicable Pass-Through Rate applicable to such Class of Certificates for such Distribution Date. With respect to the Class X1 and Class X2 Certificates, respectively, the sum of interest accrued (calculated pursuant to the first sentence hereof) for each of the Class X1 Components and the Class X2 Components, respectively.

         "Interest Distribution Amount": With respect to each Distribution Date and any Class, the Interest Accrual Amount for such Distribution Date and such Class (x) reduced by the product of (a) the sum of (I) any excess of Prepayment Interest Shortfalls for such Distribution Date over the sum of (x) Prepayment Interest Excess, (y) Prepayment Premiums then available and (z) the amounts available as a result of an adjustment to the Master Servicer's compensation pursuant to Section 4.13 calculated for the related Distribution Date and (II) any interest not collectible pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 and (b) the Interest Accrual Amount for such Class divided by the Interest Accrual Amount for all Classes of Certificates for such Distribution Date and (y) increased by any undistributed portion of the Interest Distribution Amount for the prior Distribution Date plus interest thereon at the related Pass-Through Rate. The Interest Distribution Amount for the Class with the lowest priority with respect to the order of payment of interest or principal shall be reduced further by the portion of any interest deferred with respect to any Mortgage Loans. Such deferred amount, together with interest at the related Pass-Through Rate, shall be payable to the extent it is collected after such Distribution Date.

         "Interest Reserve Account": The separate account, which shall be an Eligible Account, created and maintained by the Trustee pursuant to Section
3.17 in trust for the Certificateholders, which shall be entitled "State Street Bank and Trust Company, as Trustee, in trust for registered holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2001-CIBC1-- Interest Reserve Account."

         "Interest Reserve Loan": Any Mortgage Loan bearing interest computed on an actual/360 basis.

         "Interested Person": As of any date of determination with respect to any Mortgage Loan, the Mortgagor, the related Mortgage Loan Seller, the Depositor, the Special Servicer or the Master Servicer.

         "Law": Any judgment, order, decree, writ, injunction, award, statute, rule, regulation or requirement of any federal, provincial, state, local or other agency, commission, instrumentality, tribunal, governmental authority, arbitrator or court having or asserting jurisdiction over any particular Person, property or matter applicable to such particular Person, property or matter.

         "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan; (iii) such Mortgage Loan is repurchased by the Depositor pursuant to Section 2.04 or
Section 12.01; or (iv) such Mortgage Loan is purchased by the Master Servicer or the Special Servicer pursuant to Section 12.01.

         "Liquidation Fee": With respect to each Specially Serviced Mortgage Loan, the fee designated as such and payable to the Special Servicer pursuant to Section 6.13.

         "Liquidation Fee Rate": With respect to each Specially Serviced Mortgage Loan or REO Property as to which a Liquidation Fee is payable, 1.00%.

         "Liquidation Proceeds": Cash (excluding any Insurance Proceeds) received in connection with the discounted, whole or partial liquidation of a Defaulted Mortgage Loan, whether through the sale or assignment of such Defaulted Mortgage Loan or REO Property, trustee's sale, foreclosure sale or otherwise.

         "Loan Number": The designation of a Mortgage Loan as set forth in the Mortgage Loan Schedule.

         "Loss Mortgage Loan": Any Mortgage Loan (a) as to which a Liquidation Event has occurred resulting in a Realized Loss, or (b) with respect to which a Deficient Valuation has been made or a portion of the principal balance thereof has been otherwise permanently forgiven.

         "MAI": Member of Appraisal Institute.

         "Master Remittance Date": With respect to each Distribution Date, one Business Day preceding such Distribution Date.

         "Master Servicer": GMAC Commercial Mortgage Corporation, its successor in interest, or any successor servicer appointed as such as herein provided.

         "Master Servicing Fee": As defined in Section 4.12 hereof.

         "Master Servicing Fee Rate": With respect to each Mortgage Loan, the sum of the Basic Master Servicing Fee Rate and the related rate set forth under "Additional Servicing Fee Rate" in the Mortgage Loan Schedule.

         "Maturity Date": With respect to any Mortgage Loan as of any date of determination, the date on which the last payment of principal is due and payable under the related Mortgage Note.

         "MGT": Morgan Guaranty Trust Company of New York, and its successors in interest.

         "Minimum Master Servicing Fee Rate": A rate of 0.02% per annum.

         "Monitoring Certificateholder": Each Holder (or Certificate Owner, if applicable) of a Certificate of a Monitoring Class as certified to the Trustee from time to time by such Holder or Certificate Owner.

         "Monitoring Class": As defined in Section 11.02(c).

         "Monthly Payment": With respect to any Mortgage Loan and any Due Date, the scheduled monthly payment with respect to such Mortgage Loan, including any Escrow Payments but excluding any Balloon Payment, which is payable by a Mortgagor under the related Mortgage Note (or if modified, as modified in accordance with this Agreement) and applicable Law and, with respect to a Balloon Mortgage Loan for which a Balloon Payment is due and has not been made, the monthly payment with respect to such Balloon Mortgage Loan that would be payable on and after the related Maturity Date based on the full amortization schedule determined by the Master Servicer.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold Interest In real property securing a Mortgage Note, including the assignment of leases and rents related thereto.

         "Mortgage Loan": Each of the mortgage loans transferred and assigned to the Trustee for the benefit of the Certificateholders pursuant to Section
2.01 or Section 2.02 and from time to time held in the Trust Fund, the Mortgage Loans so held pursuant to Sections 2.01 and 2.02 being identified on the Mortgage Loan Schedule (including, any successor REO Mortgage Loan). As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage Loan File.

         "Mortgage Loan Documents": With respect to each Mortgage Loan, to the extent applicable, the Mortgage, Mortgage Note, Assignment of Mortgage, Assignment of Leases and Rents (if separate from the Mortgage), any security agreements, any UCC Financing Statements, any intercreditor agreements, the title insurance policy, all surveys, all insurance policies (including all environmental insurance policies), any environmental liabilities agreements, any escrow agreements for improvements, any guaranties related to such Mortgage Loan, any prior assignments of mortgage in the event that the originator is not the originator of record, any collateral assignments of property management agreements and other services agreements required by the applicable commitment, with respect to the Canadian Loan, the Foreign Currency Exchange Contract and other loan documents and all modification, consolidation and extension agreements, if any.

         "Mortgage Loan File": In connection with any Mortgage Loan, all the documents held or required to be held by the Custodian pertaining to such Mortgage Loan, including the Mortgage Loan Documents, the related appraisal, reports regarding physical and structural characteristics and condition of the related Mortgaged Property, reports regarding environmental condition of the related Mortgaged Property, ground leases, lease subordination agreements and tenant estoppel and related opinions of counsel.

         "Mortgage Loan Purchase Agreements": Collectively, (i) the mortgage loan purchase agreement, dated as of March 1, 2001 between MGT and the Depositor related to the transfer and assignment of the Mortgage Loans listed on Exhibit A thereto; (ii) the mortgage loan purchase agreement, dated as of March 1, 2001 between CIBC and the Depositor related to the transfer and assignment of the Mortgage Loans listed on Exhibit A thereto; and (iii) the mortgage loan purchase agreement, dated as of March 1, 2001 between GACC and the Depositor related to the transfer and assignment of the Mortgage Loans listed on Exhibit A thereto. A form Mortgage Loan Purchase Agreement is attached hereto as Exhibit I.

         "Mortgage Loan Schedule": The list of Mortgage Loans transferred to the Trustee as part of the Trust Fund, attached hereto as Exhibit G.

         "Mortgage Loan Sellers": Collectively, MGT, CIBC and GACC, each in its capacity as mortgage loan seller under the related Mortgage Loan Purchase Agreement. Any one of the foregoing is referred to herein as a "Mortgage Loan Seller".

         "Mortgage Note": The note or other evidence of indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

         "Mortgage Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan in accordance with the terms of the related Mortgage Loan absent default and without giving effect to any Excess Rate on an ARD Loan.

         "Mortgaged Property": The underlying property (including any REO Property) that secures a Mortgage Loan, in each case consisting of a fee simple or leasehold interest in a parcel or parcels of land improved by a commercial and/or multifamily building or facility, together with any personal property, fixtures, leases and other property or rights pertaining thereto.

         "Mortgagor": The obligor or obligors on a Mortgage Note.

         "Most Subordinate Class of Certificates": At the time of determination, the Class to which any Realized Losses would be first allocated as of such time in accordance with Section 7.05.

         "Net Assumption Fee": As defined in Section 4.08(d).

         "Nonrecoverable Advance": Any Advance previously made or proposed to be made by the Master Servicer or the Trustee, as applicable, in respect of a Mortgage Loan, which together with interest thereon, in the reasonable good faith judgment of such Person, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by such Person from net proceeds or collections received solely with respect to such Mortgage Loan or the related Mortgaged Property, including related Liquidation Proceeds, REO Proceeds, Excess Insurance Proceeds, Excess Condemnation Proceeds and escrowed amounts.

         "Nonrecoverable Advance Certificate": A certificate signed by a Servicing Officer setting forth the determination of a Nonrecoverable Advance and the procedures and considerations of the Master Servicer forming the basis of such determination (accompanied by information such as related income and expense statements, rent rolls, occupancy status, property inspections, and an Independent MAI appraisal of the related Mortgaged Property obtained within the preceding twelve months). With respect to the Canadian Loan, such determination may also be based upon and take into account the then-current foreign exchange rate and any potential fluctuations thereto in the future, whether the Foreign Currency Exchange Contract remains in effect and whether the related Mortgaged Property may be realized upon in compliance with Section 6.03(i).

         "Non-United States Person": Any person other than a United States
Person.

         "Non-U.S. Treasury Net Prepayment Premium": With respect to any Distribution Date, any Allocated Net Prepayment Premiums for such Distribution Date which are not U.S. Treasury Net Prepayment Premiums.

         "NRSRO": A nationally recognized statistical rating organization.

         "Officers' Certificate": With respect to any Servicer, a certificate signed by a Servicing Officer of such Servicer.

         "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, the Master Servicer or Special Servicer, acceptable and delivered to the Trustee, except that any opinion of counsel relating to (a) the qualification of the Trust Fund as a REMIC, (b) compliance with the REMIC Provisions, or (c) any actions or duties which can not be undertaken or are no longer permitted under applicable law, must be an opinion of counsel who is in fact Independent.

         "Original Class Balance": As to any Class of Certificates with a Class Balance, the Original Class Balance set forth in the Preliminary Statement.

         "ORECM": ORIX Real Estate Capital Markets, LLC, and its successors in interest.

         "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "P&I Advance": Any amounts identified in Section 4.05(a) as a P&I Advance.

         "Pass-Through Rate": With respect to any Distribution Date and any Class, other than the Class X and the Residual Certificates, a per annum rate equal to the corresponding Pass-Through Rate as set forth in the Preliminary Statement. With respect to any Distribution Date and the Class X Certificates, a per annum rate equal to the corresponding Pass-Through Rate as set forth in the definitions of "Class X1 Components" and "Class X2 Components". The Residual Certificates will not have a Pass-Through Rate.

         "Payment Reserve": With respect to a Mortgage Loan, the amount, if any, of principal and interest payable thereon required, pursuant to the related Mortgage Loan Documents, to be deposited into an escrow account to cover a portion of the related Mortgagor's debt service obligations thereunder.

         "Percentage Interest": With respect to any Class of Certificates, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Balance or initial notional amount of such Certificate as of the Delivery Date, as specified on the face thereof, and the denominator of which is the Original Class Balance or Class Notional Amount of the relevant Class.

         "Permitted Investments": Any one or more of the obligations and securities listed below that provide for a date of maturity of not more than 30 days but in any event not later than the date prior to the date such funds will be required to be distributed:

                    (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                    (ii) federal funds, demand and time deposits in, unsecured certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) which are rated at least "A1" by S&P and "F-1+" by Fitch;

                   (iii) commercial or finance company paper (including both
                         non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 270 days after the date of issuance thereof) that has the Required Rating for short-term debt;

                    (iv) repurchase obligations with respect to any security
                         described in clause (i) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in clause (ii) above and having maturities of not more than 365 days;

                    (v) units of investment funds (including money market funds) rated in the highest long-term category by Fitch and S&P or if not rated by Fitch and S&P then otherwise approved by Fitch and S&P;and

                    (vi) any other obligation or security acceptable to each
                         Rating Agency, as indicated in writing, that would not result in a downgrading, qualification (if applicable) or withdrawal of the ratings then assigned to the Certificates;

provided, however, that no such instrument shall be a Permitted Investment (v) if such instrument evidences a right to receive either (A) only interest payments with respect to the obligations underlying such instrument or (B) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations; (w) if its terms do not have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change; (x) to the extent rated, an "r" highlighter is affixed to its rating; (y) to the extent the related interest rate is variable, interest thereon is not tied to a single interest rate index plus a single fixed spread (if any), or does not move proportionately with that index; or (z) if such instrument is purchased at a premium over par. Any obligations or securities described above of the Trustee, in its commercial capacity, if otherwise qualified, shall be Permitted Investments hereunder.

         "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability corporation, limited liability company, limited liability partnership, or government or any agency or political subdivision thereof.

         "Phase I" : A Phase I environmental site assessment report prepared in accordance with the American Society of Testing Material's Standard E 1527-94, as amended, and including radon and asbestos reports.

         "Pool Factor": With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the aggregate Class Balance of the Certificates, after giving effect to distributions made or to be made on such Distribution Date and the denominator of which is the aggregate original Class Balance of the Certificates.

         "Prepayment Assumption": With respect to all Mortgage Loans other than the ARD Loans, it is assumed for purposes of Section 3.11(o) that there are no prepayments on the Mortgage Loans. With respect to all ARD Loans, it is assumed for purposes of Section 3.11(o) that the ARD Loans will be fully prepaid on their related Anticipated Repayment Dates.

         "Prepayment Interest Excess": With respect to any Distribution Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part prior to the related Determination Date and after the preceding Due Date, the amount of interest accrued at the Remittance Rate for such Mortgage Loan on the amount of such Principal Prepayment during the period from and after such Due Date, to the extent collected.

         "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part after the related Determination Date and prior to the following Due Date, the amount of interest that would have accrued at the Remittance Rate for such Mortgage Loan on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to the unpaid principal balance of the Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

         "Prepayment Premium": Any premium, penalty or fee paid or payable, as set forth in the related Mortgage Note, by a Mortgagor in connection with a Principal Prepayment.

         "Primary Servicing Fees": The monthly fee payable by the Master Servicer from the Master Servicing Fee to each Initial Subservicer, which monthly fee accrues at the rate per annum specified as such in the Mortgage Loan Schedule.

         "Prime Rate": As of any day, the per annum rate reported in the Money Rates section of The Wall Street Journal on the immediately preceding Business Day as the prime rate.

         "Principal Distribution Amount": With respect to any Distribution Date an amount equal to, in each case to the extent not previously advanced, the aggregate of (a) all scheduled payments of principal (other than Balloon Payments) due on the Mortgage Loans on the related Due Date whether or not received and all scheduled Balloon Payments received during the related Remittance Period, (b) if the scheduled Balloon Payment is not received, with respect to any Balloon Loans on and after the Maturity Date thereof, the principal payment that would need to be received in the related month in order to fully amortize such Balloon Loan with level monthly payments by the end of the term used to derive scheduled payments of principal due prior to the related Maturity Date, (c) to the extent not previously advanced, any unscheduled principal recoveries received during the related Remittance Period in respect of the Mortgage Loans, whether in the form of Liquidation Proceeds, Excess Insurance Proceeds, Excess Condemnation Proceeds, REO Proceeds, amounts received as a result of the purchase of any Mortgage Loan out of the Trust Fund or receipt of overdue payments, and (d) any other portion of the Adjusted Available Distribution Amount remaining undistributed after payment of any interest payable on the Certificates pursuant to clause (xxiii) of Section 7.02(a) for the related or any prior Distribution Date, including any Prepayment Interest Excess not offset by any Prepayment Interest Shortfall occurring during the related Remittance Period or otherwise required to reimburse the Master Servicer and interest distributions on the Mortgage Loans, in excess of interest distributions on the Certificates, resulting from the allocation of amounts described in this clause (d) to principal distributions on the Certificates.

         "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         "Private Certificates": The Class X1, Class X2, Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Class R-I, Class R-II and Class R-III Certificates.

         "Property Improvement Expenses": Any costs and expenses for repairs, replacements or improvements which the Special Servicer deems advisable under the circumstances, but only to the extent that they are paid to third Persons in arms' length arrangements, which Persons may, to the extent expressly approved in the related Asset Strategy Report, be Affiliates who are generally in the business of providing such goods and services, and that such expenses are reasonable for the types of goods or services provided in the geographical area in which such goods or services are provided, designed to maintain or improve the value of a Mortgaged Property or REO Property but not immediately necessary to operate it, that are incurred for the purpose of facilitating the sale of the related Specially Serviced Mortgage Loan or REO Property and maximizing the proceeds thereof, including but not limited to the following:
(a) cosmetic improvements such as painting and landscaping; (b) build-out or modification to suit a particular prospective or actual tenant or buyer; (c) replacement of items which are obsolescent or wearing out but which may not be dysfunctional; and (d) moneys paid to a tenant or buyer for a purpose similar to a Property Improvement Expense.

         "Property Inspection Report": The report prepared pursuant to Section 4.09(a) hereof substantially in the form of Exhibit M hereto.

         "Property Protection Expenses": The following costs and expenses, but, with respect to items (b) through (n) below, only to the extent that they are paid to third persons in arms' length arrangements, which Persons may, to the extent expressly approved in the related Asset Strategy Report, be Affiliates who are generally in the business of providing such goods and services, and that such expenses are reasonable for the types of goods or services provided in the geographical area in which such goods or services are provided: (a) real estate taxes, assessments and similar charges; (b) premiums for insurance; (c) utility costs; (d) payments required under service contracts, including but not limited to service contracts for heating, ventilation and air conditioning systems, elevators, landscape maintenance, pest extermination, security, model furniture, swimming pool service, trash removal, answering service, credit checks and monitoring the satisfaction of real estate tax assessments and the designation from time to time of special flood hazard areas; (e) payroll costs and benefits for on-site maintenance personnel, including but not limited to housekeeping employees, porters and general maintenance and security employees; (f) property management fees; (g) usual and customary leasing and sales brokerage expenses and commissions and other costs and expenses associated with marketing, selling or otherwise disposing of Specially Serviced Mortgage Loans or REO Properties including, without limitation, marketing brochures, auction services, reasonable legal fees, surveys, title insurance premiums and other title company costs; (h) permits, licenses and registration fees and costs; (i) any expense necessary in order to prevent or cure a breach under a lease, contract or agreement, if the consequences of failure to prevent or cure could, in the sole judgment of the Special Servicer, have a material adverse effect with respect to the Mortgage Loan, REO Property or Mortgaged Property; (j) any expense necessary in order to prevent or cure a material violation of any applicable law, regulation, code or ordinance with respect to any Mortgaged Property, including without limitation any environmental remediation; (k) costs and expenses of appraisals, valuations, surveys, inspections, environmental assessments, credit reports, or market studies (including, in each case, review thereof); (l) transportation, lodging and other travel related costs incurred by the Special Servicer in performing its duties under this Agreement, provided that the travel expenses of the Special Servicer's employees providing services under this Agreement shall be limited to the lesser of actual expenses or a reasonable budgeted amount for each calendar year mutually agreed upon by the Trustee and the Special Servicer; (m) other such reasonable marketing, legal, accountants, expert witness fees and other fees and expenses incurred by the Special Servicer in connection with the enforcement, collection, foreclosure, management and operation of Specially Serviced Mortgage Loans or REO Properties, the bankruptcy of any related Mortgagor, and the performance of their servicing duties under this Agreement; and (n) such other expenses as are reasonable and immediately necessary to operate, maintain, preserve or protect the Mortgaged Property or REO Property.

         "Purchase Price": With respect to any Mortgage Loan to be purchased pursuant to Section 2.02(c), Section 2.04, Section 6.05(a) or Section 12.01, the outstanding principal balance thereof as of the date of purchase, together with (i) all accrued and unpaid interest at the Mortgage Rate on such Mortgage Loan to but not including the date of purchase, (ii) all related unreimbursed Servicing Advances and (iii) all accrued and unpaid interest on related Advances and unpaid Basic Special Servicing Fees and any Additional Trust Fund Expense allocable to such Mortgage Loan, including any expense arising out of the enforcement of the repurchase obligation and any costs and Liquidation Fees associated with such repurchase.

         "Qualified Insurer": An insurance company:

         a)(i) duly authorized and, if required, licensed in such state to transact the applicable insurance business and to write the insurance provided;

          (ii) whose claims paying ability is rated either (A) not less than
               (x) the lower of "A" or one rating category below the highest rating for the outstanding Certificates, but not less than "A", by S&P, if rated by S&P and (y) "A" by Fitch, if rated by Fitch, or (B) "A-(IX)" by AM Best, Inc. or whose obligations are guaranteed or backed by a company with a claims paying ability satisfying (A) or (B) of this Clause (ii); and

         (iii) with respect to any insurance required pursuant to Section 6.03(b), duly qualified as such under the laws of the state in which the related Mortgaged Property is located; or

         (b) acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such Qualified Insurer will not result in a downgrading, qualification (if applicable) or withdrawal of the ratings then assigned to the Certificates).

         "Rated Final Distribution Date": The Distribution Date in March 2033, which is the first Distribution Date succeeding the second anniversary of the date at which the Stated Principal Balance of all the Mortgage Loans would be reduced to zero, assuming no prepayments, defaults or delinquencies, and that the Mortgage Loans which are Balloon Mortgage Loans or ARD Loans fully amortize according to their amortization schedule without a Balloon Payment or final payment on the Anticipated Repayment Date, respectively.

         "Rating Agency": Each of Fitch and S&P.

         "Realized Loss": With respect to any Distribution Date and each Loss Mortgage Loan (or REO Mortgage Loan) as to which a Final Recovery Determination has occurred during the related Collection Period, an amount (not less than zero) equal to (i) the outstanding principal balance of the Loss Mortgage Loan (or REO Mortgage Loan) as of the beginning of the Collection Period, plus (ii) all accrued and unpaid interest on related Advances, plus (iii) all accrued and unpaid interest without taking the items in (iv) into account, minus (iv) the proceeds, if any, received prior to the Determination Date immediately preceding such Distribution Date, to the extent applied as recoveries of interest and to principal of the Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

         "Record Date": With respect to any Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs, except for the first Distribution Date in which case the Delivery Date will be the Record Date.

         "REMIC": A "real estate mortgage investment conduit" as defined in
Section 860D of the Code.

         "REMIC I": The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (a) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date), together with all documents included in the related Mortgage Loan File; (b) such funds or assets as from time to time are deposited in the Certificate Account (other than funds collected in respect of Excess Interest); (c) such funds or assets as from time to time are deposited in the Collection Account, Escrow Account or REO Account; (d) any REO Property; and (e) the rights of the mortgagee under all Insurance Policies with respect to the Mortgage Loans listed on the Mortgage Loan Schedule.

         "REMIC I Uncertificated Interests": Each of the one hundred sixty-five interests with a principal balance and interest rate equal to that of one of the Mortgage Loans.

         "REMIC II": A segregated pool of assets consisting of one hundred sixty-five uncertificated regular interests issued under REMIC I.

         "REMIC II Uncertificated Interests": Each of Uncertificated Interest I, Uncertificated Interest II, Uncertificated Interest IIIA, Uncertificated Interest IIIB, Uncertificated Interest IV, Uncertificated Interest V, Uncertificated Interest VI, and Uncertificated Interest VII, Uncertificated Interest VIII, Uncertificated Interest IX, Uncertificated Interest X, Uncertificated Interest XI, Uncertificated Interest XII, Uncertificated Interest XIII, Uncertificated Interest XIV and Uncertificated Interest XV.

         "REMIC III": A segregated pool of assets consisting of Uncertificated Interest I, Uncertificated Interest II, Uncertificated Interest III, Uncertificated Interest IV, Uncertificated Interest V, Uncertificated Interest VI, Uncertificated Interest VII, Uncertificated Interest VIII, Uncertificated Interest IX, Uncertificated Interest X, Uncertificated Interest XI and Uncertificated Interest XII.

         "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any rulings promulgated thereunder, as the foregoing may be in effect from time to time.

         "Remittance Period": For any Distribution Date is the period beginning after a Determination Date in the immediately preceding month (or the Cut-off Date, in the case of the first Distribution Date) through the related Determination Date.

         "Remittance Rate": With respect to any Mortgage Loan, the per annum rate equal to the excess of the related Mortgage Rate (without giving affect to any modification or other reduction thereof following the Cut-off Date) over the related Servicing Fee Rate. For this purpose, if the related Mortgage Rate is calculated other than on the basis of a 360-day year consisting of twelve 30-day months (a "30/360 basis"), such Mortgage Rate will be recalculated on a 30/360 basis (except for Remittance Rates for the one-month periods preceding the Due Dates in January of each calendar year that is not a leap year and February); provided, however, that with respect to the Interest Reserve Loans, (i) the Remittance Rate for the one-month period preceding the Due Dates in (a) January of each calendar year that is not a leap year and (b) February of each calendar year, will be determined net of the Withheld Amounts and (ii) the Remittance Rate for the one-month period preceding the Due Dates in March of each calendar year will be determined after taking into account the addition of the Withheld Amount; provided, further, however, that with respect to the Canadian Loan, the Remittance Rate shall be equal to the interest rate derived from interest payments made by the F/X Counterparty in U.S. dollars specified in the Foreign Currency Exchange Contract over the related Servicing Fee Rate.

         "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

         "REO Account": One or more accounts established pursuant to Section
6.06.

         "REO Acquisition": The acquisition by the Special Servicer on behalf of the Trustee for the benefit of the Certificateholders of any Mortgaged Property.

         "REO Mortgage Loan": Any Mortgage Loan as to which the related Mortgaged Property has been acquired by the Special Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, until the Special Servicer has determined that all amounts that it reasonably expects to recover from or on account of such Mortgage Loan have been recovered, whether from Condemnation Proceeds, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or otherwise (in which case such Mortgage Loan shall no longer be an REO Mortgage Loan).

         "REO Proceeds": Proceeds (net of any directly related expenses, including without limitation, Property Protection Expenses and Property Improvement Expenses, incurred by the Special Servicer for the proper operation, management and maintenance of the related REO Property) received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) and cash received in connection with the final liquidation of the related REO Property.

         "REO Property": A Mortgaged Property acquired by the Special Servicer on behalf of the Trust Fund through foreclosure or by deed in lieu of foreclosure.

         "REO Tax": As defined in Section 6.04(e).

         "Repair and Remediation Reserve": With respect to any Mortgage Loan, the amounts required to be paid by the Mortgagor, pursuant to the Mortgage Loan Documents, contemporaneously with the execution thereof, for payment of costs and expenses relating to certain maintenance, repairs and/or remedial or corrective work.

         "Replacement Reserve": With respect to any Mortgage Loan, the amounts required to be paid by the Mortgagor pursuant to the Mortgage Loan Documents for payment of costs and expenses in connection with the performance of work on the roofs, chimneys, gutters, downspouts, paving, curbs, ramps, driveways, balconies, porches, patios, exterior walls, exterior doors and doorways, windows, elevators and mechanical and HVAC equipment or other repairs on the related Mortgaged Property.

         "Replacement Special Servicer": As defined in Section 6.16.

         "Request for Release and Receipt of Documents": A written Request for Release and Receipt of Documents, substantially in the form of Exhibit Y hereto.

         "Required Appraisal Date": With respect to any Mortgage Loan within 30 days of (a) any Collateral Value Adjustment Event or (b) the occurrence of any event giving rise to a subsequent Collateral Value Adjustment (including the delinquency referred to in clause (iii) of the last sentence of the definition of "Collateral Value Adjustment") more than twelve months after an appraisal was obtained with respect to a previous Collateral Value Adjustment.

         "Required Rating": The following ratings:

         (a) with respect to commercial paper, short-term debt obligations or other short-term deposits, "A-1" by S&P and "F-1+" by Fitch; or

         (b) with respect to long-term debt obligations, the long-term rating of "AA-" by Fitch and "AA-" by S&P.

         "Residual Certificate": Any of the Class R-I, Class R-II or Class R-III Certificates.

         "Responsible Officer": When used with respect to the Trustee, any officer assigned to and working in its corporate trust department and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Restricted Period": The period of 40 consecutive days from the later of (i) the day on which the Certificates are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and
(ii) the Delivery Date.

         "Revised Rate": With respect to any ARD Loan, the increased interest rate after the Anticipated Repayment Date (in the absence of a default) for each applicable Mortgage Loan, as calculated and set forth in the related Mortgage Loan Documents.

         "S&P": Standard & Poor's Ratings Services.

         "Second Certification": As defined in Section 2.02(b).

         "Security Agreement": With respect to any Mortgage Loan, any security agreement or equivalent instrument, whether contained in the related Mortgage or executed separately, creating in favor of the holder of such Mortgage a security interest in the personal property constituting security for repayment of such Mortgage Loan.

         "Servicer": The Master Servicer or the Special Servicer, as applicable.

         "Servicing Advance": Any expenses identified in this Agreement as a Servicing Advance which are incurred by the Master Servicer consistent with Accepted Master Servicing Practices or by the Special Servicer consistent with Accepted Special Servicing Practices, as applicable, with respect to any Mortgage Loan. For the avoidance of doubt, any fee or expense (including reasonable attorney's fees and disbursements) incurred by a Servicer in connection with monitoring or enforcing the Foreign Currency Exchange Contract in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, shall be a Servicing Advance.

         "Servicing Fee": With respect to any Mortgage Loan, the Master Servicing Fee and/or the Basic Special Servicing Fee, as applicable.

         "Servicing Fee Rate": With respect to any Mortgage Loan, shall equal the sum of the related Master Servicing Fee Rate and the Trustee Fee Rate.

         "Servicing Officer": With respect to any Servicer, any Assistant Treasurer, Assistant Secretary, Assistant Vice President, Vice President or other employee of such Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans under this Agreement and authorized to act on behalf of such Servicer, as designated by inclusion on a list of such Persons furnished to the Trustee and each other Servicer by the related Servicer, as such list may from time to time be amended.

         "Servicing Transfer Date": The date after the occurrence of a Servicing Transfer Event on which the Special Servicer receives the information, documents and records required to be delivered thereto pursuant to Section 6.02(c).

         "Servicing Transfer Event": The occurrence of any of the following with respect to a Mortgage Loan: (i) such Mortgage Loan becomes a Defaulted Mortgage Loan; (ii) the related Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or similar proceeding, or the Mortgagor has become the subject of a decree or order for such proceeding which shall have remained in force undischarged, undismissed or unstayed for a period of 60 days; (iii) the Master Servicer or the Special Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property; (iv) the related Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; (v) any other default has occurred which has materially and adversely affected the value of the related Mortgaged Loan and has continued unremedied for the applicable grace period specified in the related Mortgage or Mortgage Note, as applicable; (vi) the related Mortgaged Property becomes REO Property; (vii) if for any reason, the Mortgaged Property is transferred and an assumption agreement pursuant to
Section 4.08 cannot be entered into; or (viii) the Master Servicer has determined in its good faith reasonable judgment that a default in the making of any payment under the related Mortgage Loan is likely to occur within 30 days and is likely to remain uncured for at least 60 days, or in the case of a Balloon Mortgage Loan at least 90 days.

         "Single-Purpose Entity" or "SPE": A person, other than an individual, whose organizational documents provide that it is formed solely for the purpose of assuming a Mortgage Loan and owning and pledging Defeasance Collateral; does not engage in any business unrelated to such Mortgage Loan and Defeasance Collateral; does not have any assets other than those related to its interest in the Mortgage Loan and Defeasance Collateral or any indebtedness other than as permitted by the related Mortgage; maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; conducts business in its own name and uses separate stationery, invoices and checks; does not guarantee or assume the debts or obligations of any other person; does not commingle its assets or funds with those of any other person; transacts business with affiliates on an arm's length basis pursuant to written agreements; holds itself out as being a legal entity, separate and apart from any other person. The SPE's organizational documents must provide that any dissolution and winding up or insolvency filing for such entity requires the unanimous consent of all partners or members, as applicable, and that such documents may not be amended with respect to the Single-Purpose Entity requirements during the term of the Mortgage Loan.

         "Sole Certificateholder(s)" : Any Holder or group of Holders, as the case may be, of 100% of the Private Certificates.

         "Specially Serviced Mortgage Loan": Any Mortgage Loan, and, at the Directing Certificateholder's option, any Cross Collateralized Loan that is cross-collateralized with such Mortgage Loan, with respect to which a Servicing Transfer Event has occurred and which has not ceased to be a Specially Serviced Mortgage Loan pursuant to Section 6.12.

         "Special Servicer": ORIX Real Estate Capital Markets, LLC, a Delaware limited liability company, its successor in interest, or any successor servicer appointed as such as herein provided.

         "Startup Day": The Delivery Date.

         "State Tax Laws": The laws of the states of New York and Massachusetts as well as any state the applicability of which to the Trust or the REMICs shall have been confirmed to the Trustee in writing either by the delivery to the Trustee of an Opinion of Counsel to such effect (provided that the Trustee shall have no obligation to seek or pay for any such Opinion of Counsel), or by the delivery to the Trustee of a written notification to such effect by the taxing authority of such state.

         "Stated Principal Balance": With respect to any Mortgage Loan (other than an REO Mortgage Loan), as of any date of determination, (a) the Cut-off Date Balance, minus (b) the sum, without duplication, of:

                    (i) the principal portion of each Monthly Payment and Balloon Payment due on such Mortgage Loan after the Cut-off Date, to the extent received from the Mortgagor or advanced and distributed to Certificateholders before such date of determination;

                    (ii) all Principal Prepayments received with respect to
                         such Mortgage Loan after the Cut-off Date, to the extent distributed to Certificateholders before such date of determination;

                   (iii) the principal portion of unscheduled payments (other than Principal Prepayments) including all Insurance Proceeds and Liquidation Proceeds received with respect to such Mortgage Loan after the Cut-off Date, to the extent distributed to Certificateholders before such date of determination; and

                    (iv) any reduction in the outstanding principal balance of such Mortgage Loan resulting from the allocation of a Realized Loss.

With respect to any REO Mortgage Loan, as of any date of determination, an amount (not less than zero) equal to (x) the Stated Principal Balance of the related Mortgage Loan as of the date of the related REO Acquisition, minus (y) the sum of:

                    (i) the principal portion of each P&I Advance made with respect to such REO Mortgage Loan that was distributed to Certificateholders before such date of determination;

                    (ii) the principal portion of all Insurance Proceeds,
                         Liquidation Proceeds and REO Proceeds received with respect to such REO Mortgage Loan, to the extent distributed to Certificateholders before such date of determination; and

                   (iii) any reduction in the outstanding principal balance
                         of such Mortgage Loan resulting from the allocation of a Realized Loss.

A Mortgage Loan shall be deemed to be part of the Trust Fund and to have an outstanding Stated Principal Balance through and including the Distribution Date on which the proceeds, if any, received in connection with a Liquidation Event in respect thereof are to be distributed to Certificateholders.

         "Tax Matters Person": The "tax matters person" (as defined in the REMIC Provisions) of each REMIC created hereunder.

         "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal or State Tax Laws.

         "Tenant Improvement and Leasing Commissions Reserve": With respect to any Mortgage Loan, the amounts required to be paid by the Mortgagor pursuant to the Mortgage Loan Documents to refit and release either vacant space or blocks of space anticipated to be vacated during the term of financing.

         "Transfer Date": With respect to any Mortgage Loan, shall have the meaning set forth herein.

         "Trust Fund": REMIC I, REMIC II and REMIC III.

         "Trustee": State Street Bank and Trust Company, a Massachusetts trust company or its successor in interest in its capacity as Trustee hereunder, or any successor trustee appointed as herein provided.

         "Trustee Fee": The fee payable to the Trustee in accordance with
Section 11.08(a).

         "Trustee Fee Rate": Shall have the meaning set forth in Section
11.08(a).

         "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction, or, in the case of Louisiana or the Commonwealth of Puerto Rico, the comparable provisions of Louisiana or Puerto Rico law, as applicable.

         "Uncertificated Interest I": An interest in REMIC II with a principal balance equal to the Class Balance of the Class A1 Certificates which accrues interest at the Weighted Average Remittance Rate.

         "Uncertificated Interest II": An interest in REMIC II with a principal balance equal to the Class Balance of the Class A2 Certificates which accrues interest at the Weighted Average Remittance Rate.

         "Uncertificated Interest IIIA": An interest in REMIC II with a principal balance equal to the excess of the Class Balance of the Class A3 Certificates over $475,000,000 which accrues interest at the Weighted Average Remittance Rate.

         "Uncertificated Interest IIIB": An interest in REMIC II with a principal balance equal to the lesser of the Class Balance of the Class A3 Certificates and $475,000,000 and which accrues interest at the Weighted Average Remittance Rate.

         "Uncertificated Interest IV": An interest in REMIC II with a principal balance equal to the Class Balance of the Class B Certificates which accrues interest at the Weighted Average Remittance Rate.

         "Uncertificated Interest V": An interest in REMIC II with a principal balance equal to the Class Balance of the Class C Certificates which accrues interest at the Weighted Average Remittance Rate.

         "Uncertificated Interest VI": An interest in REMIC II with a principal balance equal to the Class Balance of the Class D Certificates which accrues interest at the Weighted Average Remittance Rate.

         "Uncertificated Interest VII": An interest in REMIC II with a principal balance equal to the Class Balance of the Class E Certificates which accrues interest at the Weighted Average Remittance Rate.

         "Uncertificated Interest VIII": An interest in REMIC II with a principal balance equal to the Class Balance of the Class F Certificates which accrues interest at the Weighted Average Remittance Rate.

         "Uncertificated Interest IX": An interest in REMIC II with a principal balance equal to the Class Balance of the Class G Certificates which accrues interest at the Weighted Average Remittance Rate.

         "Uncertificated Interest X": An interest in REMIC II with a principal balance equal to the Class Balance of the Class H Certificates which accrues interest at the Weighted Average Remittance Rate.

         "Uncertificated Interest XI": An interest in REMIC II with a principal balance equal to the Class Balance of the Class J Certificates which accrues interest at the Weighted Average Remittance Rate.

         "Uncertificated Interest XII": An interest in REMIC II with a principal balance equal to the Class Balance of the Class K Certificates which accrues interest at the Weighted Average Remittance Rate.

         "Uncertificated Interest XIII": An interest in REMIC II with a principal balance equal to the Class Balance of the Class L Certificates which accrues interest at the Weighted Average Remittance Rate.

         "Uncertificated Interest XIV": An interest in REMIC II with a principal balance equal to the Class Balance of the Class M Certificates which accrues interest at the Weighted Average Remittance Rate.

         "Uncertificated Interest XV": An interest in REMIC II with a principal balance equal to the Class Balance of the Class NR Certificates which accrues interest at the Weighted Average Remittance Rate.

         "Underwriter": Each of Chase Securities, Inc., CIBC World Markets Corp., Deutsche Banc Alex. Brown Inc. and Morgan Stanley & Co. Incorporated.

         "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (except in the case of a partnership, to the extent provided in regulation under the Code), or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust as defined in ss. 7701(a)(30) of the Code.

         "U.S. Treasury Net Prepayment Premium": With respect to any Mortgage Loan, other than the Canadian Loan, and any Distribution Date, any Allocated Net Prepayment Premiums for such Distribution Date calculated under the related Mortgage Loan Documents by reference to a U.S. Treasury rate. With respect to the Canadian Loan and any Distribution Date, any Allocated Net Prepayment Premiums for such Distribution Date calculated under the Related Mortgage Loan Documents by reference to a Canadian Treasury Note rate.

         "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, 97.0% of all the Voting Rights shall be allocated among the Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and Class NR Certificates in proportion to the respective Class Balances, 1.00% of all Voting Rights shall be allocated to the Class X1 Certificates, 1.00% of all Voting Rights shall be allocated to the Class X2 Certificates, and 0.33 2/3% of all Voting Rights shall be allocated to each of the Class R-I, Class R-II and Class R-III Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates. Allocations of Realized Losses and any other event which changes such Class Balance will result in a corresponding change to such Class' Voting Rights. Collateral Value Adjustments will not result in a change to a Class' Voting Rights.

         "Weighted Average Remittance Rate": With respect to any Distribution Date, the rate per annum equal to the weighted average, expressed as a percentage and rounded to four decimal places, of the Remittance Rates in effect for the Mortgage Loans as of the commencement of the related Collection Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans outstanding immediately following the Distribution Date in the related Collection Period.

         "Withheld Amount": With respect to (a) each Interest Reserve Loan and
(b) each Distribution Date occurring in (i) January of each calendar year that is not a leap year and (ii) February of each calendar year, an amount equal to one day's interest at the related Mortgage Rate (less any Master Servicing Fee and Trustee Fee payable therefrom) on the respective Stated Principal Balance as of the Due Date in the month in which such Distribution Date occurs, to the extent that a Monthly Payment or P&I Advance is made in respect thereof.

         "Workout Fee": With respect to each Corrected Mortgage Loan, the fee designated as such and payable to the Special Servicer pursuant to Section 6.13.

         "Workout Fee Rate": With respect to each Corrected Mortgage Loan as to which a Workout Fee is payable, 1.00%.

    Section 1.02 Calculations.

         Unless otherwise specified herein or in the related Mortgage Loan Documents, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

     Section 1.03      Rules of Construction.

         Any action or delivery which is required pursuant to the terms hereof which falls on a day which is not a Business Day will be due on the immediately following Business Day, except as otherwise expressly provided herein.

     Section 1.04      Canadian Loan.

         (a) All Servicing Advances with respect to the Canadian Loan will be made in the currency in which the related underlying payments are required to be paid.

         (b) For purposes of preparing the reports and making calculations hereunder in respect of the Certificates and the servicing of the Mortgage Loans on behalf of the Certificateholders, all dollar amounts with respect to the Canadian Loan (e.g., Stated Principal Balances, Cut-off Date Balances, Monthly Payments, Remittance Rate calculations, Prepayment Interest Shortfalls, Prepayment Interest Excesses, Purchase Price, Servicing Fees, etc.) shall be converted to U.S. dollars at the foreign currency exchange rate specified in the related Foreign Currency Exchange Contract; provided, however, that with respect to any amounts collected on the Canadian Loan, if the Foreign Currency Exchange Contract is terminated, or if the F/X Counterparty is in default thereunder, or if such amounts are not permitted to be exchanged under the related F/X Currency Exchange Agreement (e.g., late fees or assumption fees), such amounts shall be determined based on the F/X Market Rate.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01      Conveyance of Mortgage Loans.

         (a) The Depositor, concurrently with the execution and delivery hereof, does hereby establish the Trust Fund, appoint the Trustee as trustee of the Trust Fund and assign to the Trustee without recourse all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in, to and under the mortgage loans identified on the Mortgage Loan Schedule (the "Mortgage Loans"), with respect to the Canadian Loan, the Foreign Currency Exchange Contract, and all other assets included or to be included in the Trust Fund, to be held in trust for the benefit of the Certificateholders. Such assignment includes all interest and principal received or receivable on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date) and, with respect to the Canadian Loan, the Foreign Currency Exchange Contract. The transfer of the Mortgage Loans and related property accomplished hereby is absolute and, notwithstanding Section 13.07, is intended by the parties to constitute a sale.

         (b) In connection with the Depositor's assignment, the Depositor does hereby deliver to, and deposit with, the Trustee, as the initial Custodian, the following documents or instruments (or copies thereof as permitted by this Section) for each Mortgage Loan so assigned:

                    (i) the original or, if accompanied by a "lost note" affidavit and indemnity, a copy of the Mortgage Note, executed by the Mortgagor and endorsed by the related Mortgage Loan Seller or the prior holder of record, in blank or to the order of "State Street Bank and Trust Company, as Trustee for J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates Series 2001-CIBC1" and showing a complete chain of endorsements from the originator;

                    (ii) the original Mortgage, and any intervening
                         assignments (or certified copies of such assignments) thereof, in each case with evidence of recording indicated thereon, or certified copies thereof if not returned from the applicable recording office;

                    (iii) originals or certified copies of any related
                         Assignment of Leases and Rents and any related Security Agreement (if, in either case, such item is a document separate from the Mortgage), any intervening assignments of each such document or instrument, and any related UCC Financing Statements;

                    (iv) an original assignment of the Mortgage, executed by
                         the related Mortgage Loan Seller or the prior holder of record in blank or to the order of the Trustee, with the assignment to the Trustee in the following form: "State Street Bank and Trust Company, as Trustee for J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates Series 2001-CIBC1", in complete and recordable form, including recording information; provided, however, that if the underlying Mortgage has not been returned by the applicable recording jurisdiction, recording information related thereto may be provided by the related Mortgage Loan Seller immediately upon receipt subsequent to the Delivery Date; provided, further, that if the related Mortgage Loan Seller is obligated to forward the original assignment of Mortgage to the applicable recording jurisdiction for recording, such Mortgage Loan Seller may deliver to the Trustee a certified copy of such assignment of Mortgage;

                    (v) assignments of any related Assignment of Leases and Rents and any related Security Agreement (if, in either case, such item is a document separate from the Mortgage), executed by the related Mortgage Loan Seller or the prior holder of record in blank or to the order of the Trustee, with the assignment to the Trustee in the following form: "State Street Bank and Trust Company, as Trustee for J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates Series 2001-CIBC1", in complete and recordable form, including recording information; provided, however, that if the underlying Assignment of Leases and Rents and/or any related Security Agreement has not been returned by the applicable recording jurisdiction, recording information related thereto may be provided by the related Mortgage Loan Seller immediately upon receipt subsequent to the Delivery Date; provided, further, that if the related Mortgage Loan Seller is obligated to forward the original assignment of Assignment of Leases and Rents and/or any related Security Agreement to the applicable recording jurisdiction for recording, such Mortgage Loan Seller may deliver to the Trustee a certified copy of such assignment of Assignment of Leases and Rents and/or any related Security Agreement;

                    (vi) originals or certified copies of all assumption,
                         modification and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed with evidence of recording;

                    (vii) the originals or certificates of a lender's title
                         insurance policy issued on the date of the origination of such Mortgage Loan;

                    (viii) with respect to any Mortgage Loan secured by a
                         leasehold interest, a certified copy of the related ground lease and any amendments and modifications thereto and ground lease estoppel;

                    (ix) either (i) the originals of all intervening
                         assignments, including warehousing assignments, with evidence of recording thereon, (ii) copies of such assignments certified by a title company or escrow company to be true and complete copies thereof where the originals have been transmitted for recording until such time as the originals are returned by the public recording office or (iii) copies of such assignments certified by the public recording offices where such assignments were recorded to be true and complete copies thereof in those instances where the public recording offices retain the original or where the original recorded assignments are lost;

                    (x) either (i) originals or copies of the UCC-1 financing statements and any related continuation statements, each showing the mortgagors as debtor and the originator as secured party and each with evidence of filing thereon, together with a copy of each intervening UCC-2 or UCC-3 financing statement showing a complete chain of assignment from the secured party named in such UCC-1 financing statement to the Trustee with evidence of filing thereon disclosing the assignment to the Trustee of the security interest in the personal property securing the Mortgage Loan or (ii) copies of such financing statements certified to be true and complete copies thereof in instances where the original financing statements have been sent to the appropriate public filing office for filing;

                    (xi) any original appraisal;

                   (xii) any escrow, guarantee, insurance policy,
                         environmental liability agreement, environmental insurance policy, intercreditor agreement, management agreement, or lockbox arrangement, in each case if any such document exists;

                  (xiii) the original standby letter of credit, if any,
                         together with any original assignment thereof;

                   (xiv) any original Phase I or other environmental
                         assessment;

                    (xv) the original franchise agreement (or, if the original has been retained by the related Mortgagor, a copy certified by such Mortgagor to be true and correct) and franchisor comfort letter(s), if any;

                   (xvi) any collateral assignments of property management
                         agreements and other servicing agreements; and

                  (xvii) with respect to the Canadian Loan, the Foreign
                         Currency Exchange Contract; together with an Assignment and Assumption Agreement with respect thereto, which the Trustee shall execute and deliver in the form presented to it.

         If the related Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (vii) above solely because such policy has not yet been issued, the delivery requirements of this
Section 2.01(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the related Mortgage Loan Seller shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Delivery Date, a commitment for title insurance "marked-up" at the closing of such Mortgage Loan marked as binding and executed by the title insurer or its agent (or a "marked-up" report of title together with the corresponding escrow or similar agreement, accepted and executed by the title insurer or its agent at the closing of such Mortgage Loan) and the related Mortgage Loan Seller shall deliver to the Trustee or such Custodian, promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof).

         (c) The Depositor, or if directed by the Depositor, the related Mortgage Loan Seller, shall, as to each Mortgage Loan on the Mortgage Loan Schedule, promptly (and in any event within 45 Business Days of the Delivery
Date) cause (i) the assignment of the Mortgage and the Assignment of Leases and Rents specified in clauses (iv) and (v) respectively, above to be submitted for recording or filing, at the expense of the related Mortgage Loan Seller, in the appropriate public office for real property records; and (ii) the UCC-2 or UCC-3 Assignments of Financing Statements specified in clause (x) above to be submitted for recording or filing, at the expense of the related Mortgage Loan Seller, in the appropriate public office for UCC Assignments. Any such assignment delivered in blank shall be completed to the order of the Trustee, in the following form: "State Street Bank and Trust Company, as Trustee for J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates Series 2001-CIBC1" prior to recording. Each such assignment shall reflect that it should be returned by the public recording office following recording to State Street Bank and Trust Company as the initial Custodian. If any such assignment is lost or returned unrecorded or unfiled because of a defect therein, the Depositor shall promptly (but in no event later than ten Business days of notice thereof) prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed.

         (d) The Depositor shall complete the endorsements on those Mortgage Notes delivered in blank (or cause such to be completed) to the order of the Trustee.

         (e) In connection with the Depositor's assignment, the Depositor does hereby deliver to, and deposit with the Master Servicer originals or copies of the fully executed Mortgage Loan Purchase Agreements.

         (f) In connection with the Depositor's assignment, the Depositor does hereby deliver to the Master Servicer copies of the Mortgage Loan Files.

     Section 2.02      Acceptance by Trustee.

         (a) The Trustee, by the execution and delivery of this Agreement, acknowledges receipt, subject to the provisions of Section 2.01, and clause
(b) below, of the documents specified in clauses (i), (ii), (iv), (vii),
(viii) and (xiii) of Section 2.01(b), and declares that it or the Custodian on its behalf holds and will hold such documents and the other documents delivered to it or the Custodian constituting the Mortgage Loan Files, and that it holds or will hold such other assets included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. In connection with the assignment of the Canadian Loan and the related Foreign Currency Exchange Contract, the Trustee will execute and deliver the F/X Assignment Agreement.

         (b) Within fifteen (15) Business Days of the Delivery Date, the Trustee shall deliver, or cause the Custodian to deliver, to the Depositor and the Directing Certificateholder, an exception report (the "Exception Report") with respect to the documents specified in clauses (i), (ii), (iv), (vii),
(viii) and (xiii) of Section 2.01(b). Immediately upon receipt, the Depositor shall provide a copy of the Exception Report to each Mortgage Loan Seller. Within three (3) Business Days of the receipt of the Exception Report, the Depositor shall, or shall cause the related Mortgage Loan Seller to, cure any exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clauses (ii) and (iv) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.02(f)). If such exception is not so cured, the Depositor shall, or shall cause the related Mortgage Loan Seller to, either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xiii), deposit with the Trustee an amount, to be held in trust in a segregated Eligible Account, equal to the amount of the undelivered letter of credit (in the alternative, the Depositor or related Mortgage Loan Seller, as the case may be, may deliver to the Trustee a letter of credit for the benefit of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Trustee would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any of the other documents, deposit with the Trustee an amount, to be held in trust in a segregated Eligible Account, equal to 25% of the Stated Principal Balance of the related Mortgage Loan. Any funds deposited pursuant to clause (3) shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Directing Certificateholder that such exception has been cured, at which time such funds shall be returned to the Depositor or the related Mortgage Loan Seller, as applicable and (y) thirty (30) Business Days after the Delivery Date; provided, however, that if such exception is not cured within such thirty (30) Business Days, the Depositor shall, or shall cause the related Mortgage Loan Seller to, repurchase the related Mortgage Loan in accordance with the terms and conditions of this Section 2 or the related Mortgage Loan Purchase Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan.

         (c) On or prior to 60 days following the Delivery Date, the Trustee shall deliver to the Depositor, the Directing Certificateholder, the Master Servicer, the Special Servicer and each of the Mortgage Loan Sellers, or shall cause the Custodian to deliver to the Depositor, the Directing Certificateholder, the Trustee, the Master Servicer, and the Special Servicer and each of the Mortgage Loan Sellers, an initial certification in a form acceptable to the Depositor (the "Initial Certification") to the effect that it has reviewed the Mortgage Loan Documents delivered to it hereunder and has determined that all documents required to be delivered pursuant to Section 2.01(b) have been received by the Trustee, subject to any exceptions identified in an exception report delivered with the Initial Certification. On or prior to 90 days following the Delivery Date, the Trustee shall deliver, or cause the Custodian to deliver, a report as to any remaining document deficiencies (the "Second Certification"), and thereafter quarterly updates for such certification (through the second anniversary of the Delivery Date) to the effect that it has reviewed the Mortgage Loan Documents delivered to it hereunder and has determined that all documents required to be delivered pursuant to Section 2.01(b) have been received by the Trustee, subject to any exceptions identified in an exception report delivered with the Initial Certification, the Second Certification and each quarterly certification. Upon delivery of the Second Certification,

                    (i) in the case of any document deficiency relating to any Mortgage Loan not described in clauses (ii) or
                         (iii) below, on or before the 270th day following the Delivery Date; or

                    (ii) in the case of any document deficiency relating to a
                         Specially Serviced Mortgage Loan when the related Servicing Transfer Event occurred on or before the 180th day following the Delivery Date, on or before the 90th day following such Servicing Transfer Event; or

                    (iii) in the case of any document deficiency relating to a
                         Specially Serviced Mortgage Loan when the related Servicing Transfer Event occurred after the 180th day and on or before the 270th day following the Delivery Date, on or before the earlier of (A) the 45th day following the related Servicing Transfer Event and
                         (B) the 270th day following the Delivery Date,

the Depositor shall either: (i) cause such document deficiency to be cured;
(ii) cause to be delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Special Servicer to the effect that such document deficiency is not material to the value of the Mortgage Loan, the related Mortgaged Property, the enforcement of rights under the related Mortgage Loan Documents or to the rights of the Trustee or the Certificateholders; or (iii) repurchase (or cause the related Mortgage Loan Seller to repurchase) the related Mortgage Loan pursuant to Section 2.04. In performing the reviews called for herein, the Trustee and Custodian, acting on its behalf, may conclusively assume the due execution and genuineness of any such document and the genuineness of any signature thereon. It is understood that the scope of the review called for is limited solely to confirming, after receipt of the documents listed in Section 2.01, that such documents have been executed, received and recorded, if applicable, and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor any Custodian makes any representation as to
(i) the validity, legality, sufficiency, enforceability or genuineness of any such documents contained in each Mortgage Loan File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

         (d) If, in the process of reviewing the Mortgage Loan Files, the Trustee or the Custodian or any party hereto (or any other Person) finds any document or documents constituting a part of a Mortgage Loan File not to have been properly executed, or to be missing or fails to materially conform to the information provided on the Mortgage Loan Schedule or to be defective on its face in any material respect, the Trustee shall promptly so notify, or shall cause the Custodian to promptly notify the Master Servicer, the Special Servicer, the Directing Certificateholder and the Depositor. If the Depositor does not correct or cure such omission or defect within 90 days from the date of such notice the Depositor shall repurchase (or cause the related Mortgage Loan Seller to repurchase) such Mortgage Loan from the Trust Fund at its Purchase Price within 90 days from the date of such notice. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer into the Collection Account and, upon receipt by the Trustee of written notification of such deposit, signed by a Servicing Officer, the Trustee or the Custodian, as the case may be, shall release to the Depositor the related Mortgage Loan File and such Mortgage Loan (including, with respect to the Canadian Loan, the Foreign Currency Exchange Contract) and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer (at the expense of the Depositor or the related Mortgage Loan Seller), in each case without recourse, as shall be necessary to vest in the Depositor or its designee, as the case may be, any Mortgage Loan (including, if applicable, the Foreign Currency Exchange Contract) released pursuant hereto and thereafter such Mortgage Loan (including, if applicable, the Foreign Currency Exchange Contract) shall not be part of the Trust Fund and not subject to the servicing terms hereof. It is understood and agreed that the obligation of the Depositor to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy under this Agreement respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders. References to any Mortgage Loan in this clause (c) shall include, in respect of the Canadian Loan, the related Foreign Currency Exchange Contract.

         (e) The Depositor shall cause a Mortgage Loan Seller to repurchase any Cross Collateralized Loan that is cross-collateralized with any Mortgage Loan repurchased pursuant to clause (b), (c) or (d) of this Section 2.02. Notwithstanding the foregoing, if the related Mortgage Loan Documents provide for the partial release of one or more of the Cross Collateralized Loans, the Depositor may cause the related Mortgage Loan Seller to repurchase only that Mortgage Loan required to be repurchased pursuant to this Section 2.02, pursuant to the partial release provisions of the related Mortgage Loan Documents; provided, however, that (i) the remaining Mortgage Loan(s) fully comply with the terms and conditions of the related Mortgage Loan Documents, this Agreement and the related Mortgage Loan Purchase Agreement, (ii) in connection with such partial release, the related Mortgage Loan Seller obtains an Opinion of Counsel (at such Mortgage Loan Seller's expense) to the effect that the contemplated action will not, with respect to either REMIC I, REMIC II or REMIC III created hereunder, endanger such status or, unless such party determines in its sole discretion to indemnify the Trust Fund against any resultant tax, result in the imposition of any tax and (iii) in connection with such partial release, the related Mortgage Loan Seller delivers or causes to be delivered to the Custodian original modifications to the Mortgage Loan Documents prepared and executed in connection with such partial release.

         (f) Notwithstanding anything contained in this Section 2.02 to the contrary, in the case of a deficiency in any of the documents specified in clauses (ii) through (vi), (ix), and (x), resulting solely from a delay in the return of the related documents from the applicable recording office, which deficiency (i) is continuing for (a) in the case of any Mortgage Loan that is not a Specially Serviced Mortgage Loan, for more than eighteen (18) months following the Delivery Date or (b) in the case of any Specially Serviced Mortgage Loan, ninety (90) days following a Servicing Transfer Event, and (ii) impairs or prohibits in any material way any Servicer's ability to act upon, or enforce, any of the Trust Fund's rights and remedies under the related Mortgage Loan, or Specially Serviced Mortgage Loan, as applicable, at the time such Servicer attempts to act upon, or enforce, any such right or remedy the Directing Certificateholder in its sole judgment may permit the Depositor or the related Mortgage Loan Seller, in lieu of repurchasing the related Mortgage Loan, to deposit with the Trustee an amount, to be held in trust in a segregated Eligible Account, equal to 25% of the Stated Principal Balance of the related Mortgage Loan (in the alternative, the Depositor or the related Mortgage Loan Seller, as the case may be, may deliver to the Trustee a letter of credit for the benefit of the Trustee in such amount). Such funds (or letter of credit) shall be held by the Trustee (i) until the date on which the Master Servicer certifies to the Trustee that such document deficiency has been cured, at which time the Trustee shall return such funds (or letter of credit) to the Depositor or the related Mortgage Loan Seller, as the case may be or (ii) if such document deficiency has not been cured by the date which is eighteen (18) months following the Delivery Date and the Depositor or the related Mortgage Loan Seller, as the case may be, shall be required to repurchase the related Mortgage Loan in accordance with the terms and conditions of this Section 2.02 or the related Mortgage Loan Purchase Agreement. In that event, upon such date, the Trustee shall deposit, or cause the Master Servicer to deposit, such funds, or shall draw upon the letter of credit and deposit the proceeds of such draw, into the Collection Account to be applied to the Purchase Price in accordance with clause (d) above. All such funds deposited with the Trustee may be invested in Permitted Investments, at the direction of the Depositor or the related Mortgage Loan Seller, as the case may be.

    Section 2.03 Representations and Warranties of the Depositor, the Master Servicer and the Special Servicer; Assignment of Rights.

         (a) The Depositor hereby represents and warrants to and covenants with the Trustee, the Master Servicer and the Special Servicer, as of the Delivery Date, that:

                    (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                    (ii) The execution and delivery of this Agreement by the
                         Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                   (iii) The Depositor has the full power and authority to
                         enter into and consummate all transactions contemplated by this Agreement, the execution, delivery and performance of this Agreement by the Depositor has been duly authorized, and the Depositor has duly executed and delivered this Agreement.

                    (iv) This Agreement, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Special Servicer, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                    (v) The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which such Depositor is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract, instrument, or other document which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                    (vi) The transfer of the Mortgage Loans to the Trustee as
                         contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

                   (vii) No litigation is pending or, to the best of the
                         Depositor's knowledge, threatened against the Depositor which, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or, in the Depositor's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                  (viii) At the time of the assignment of the Mortgage Loans to the Trust Fund hereunder, the Depositor had good title to and was the sole owner of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (other than the rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trust Fund free and clear of any pledge, lien, encumbrance or security interest.

         (b) Each of the Master Servicer and the Special Servicer hereby represents and warrants or covenants to the Trustee and the Depositor, as of the Delivery Date, that:

                    (i)  Due Organization and Authority.

                         (A) such Servicer has or shall obtain, or, with
                    respect to the Canadian Loan, shall cause an affiliate to obtain, all licenses necessary to carry on its business as now being conducted and is or will become licensed, qualified and in good standing in each state or jurisdiction where a Mortgaged Property is located, if the laws of such state or jurisdiction require licensing or qualification in order to conduct business of the type conducted by such Servicer and if such failure to be licensed or qualified could have a material and adverse effect on the ability of the Servicer to perform its obligations under this Agreement or enforce the Mortgage Loan Documents; no license, consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body is required for the execution, delivery and performance by such Servicer of or compliance by such Servicer with this Agreement or the consummation of the transactions of such Servicer contemplated by this Agreement, or if such license, consent, approval, authorization or order of or registration or filing with or notice to any court or governmental agency or body is required, such Servicer has obtained the same or will obtain the same prior to the time necessary for such Servicer to perform its obligations under this Agreement relative thereto; and in any event such Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the servicing of such Mortgage Loan in accordance with the terms of this Agreement and the failure to have any such license not yet obtained does not and will not materially adversely affect the rights of the Certificateholders hereunder or under the Mortgage Loan Documents;

                         (B) such Servicer has the full power, authority and
                    legal right to execute and deliver this Agreement and to fully perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments to be delivered pursuant to this Agreement) by such Servicer and the consummation of the transactions contemplated hereby by such Servicer have been duly and validly authorized and the Servicer has duly executed and delivered this Agreement;

                         (C) this Agreement and all agreements contemplated
                    hereby to which such Servicer is or will be a party, assuming the due authorization, execution and delivery by each of the other parties thereto, evidence the valid, legal, binding and enforceable obligations of such Servicer, regardless of whether such enforcement is sought in a proceeding in equity or at law subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights and remedies of creditors and to the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and all requisite corporate action has been taken by such Servicer to make this Agreement and all agreements contemplated hereby to which such Servicer is or will be a party valid and binding upon such Servicer in accordance with their terms and conditions; and

                         (D) such Servicer is duly authorized, validly
                    existing and in good standing as a corporation under the laws of the State of California, in the case of the Master Servicer and as a limited liability company under the laws of the State of Delaware in the case of the Special Servicer;

                    (ii) Ordinary Course of Business. The consummation of the
                         transactions contemplated by this Agreement are in the ordinary course of business of such Servicer;

                   (iii) Conflicts. Neither the execution and delivery of
                         this Agreement by such Servicer, the acquisition of the servicing responsibilities by such Servicer, nor the transactions of such Servicer contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement by such Servicer, will (a) conflict with or result in a breach of any of the terms, conditions or provisions of such Servicer's charter or by-laws or any legal restriction or, in any material respect, any agreement or instrument to which such Servicer is now a party or by which it is bound, or (b) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) or result in an acceleration under any of the foregoing, or (c) result in the violation of, and such Servicer is not in violation of, any law, rule, regulation, order, judgment or decree to which such Servicer or its property is subject, or (d) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or (e) impair the ability of the Trustee to realize on the Mortgage Loans, which, in the case of any of (a), (b), (c) or (d), would have a material adverse effect upon the financial condition of such Servicer or its properties taken as a whole or upon the ability of the Servicer to perform under the terms and conditions of this Agreement;

                    (iv) Ability to Service. To the best of such Servicer's
                         knowledge no event has occurred (including but not limited to, any change in insurance coverage) which would make such Servicer unable to comply with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable. Such Servicer has the facilities, procedures, and experienced personnel necessary for the prudent servicing of multifamily and commercial mortgage loans of the same type as the Mortgage Loans;

                    (v) Servicing Fee. Such Servicer agrees that the Servicing Fee payable to it with respect to each Mortgage Loan is reasonable compensation for its services hereunder;

                    (vi) Ability to Perform. Such Servicer believes (and there are no facts or circumstances known to the Servicer contrary to such belief) that it can perform each and every covenant made by it in this Agreement;

                   (vii) Subservicing Agreements. Such Servicer covenants
                         that the terms of any subservicing agreement entered into by such Servicer pursuant to Section 3.13 shall be in all material respects consistent with the terms of this Agreement; and

                  (viii) No Litigation. No litigation is pending or, to the
                         best of such Servicer's knowledge, threatened against such Servicer, the outcome of which in such Servicer's good faith and reasonable judgement, would prohibit such Servicer from entering into this Agreement or that, in such Servicer's good faith and reasonable judgment, could reasonably be expected to materially and adversely affect either the ability of such Servicer to perform its obligations under this Agreement or the financial condition of such Servicer.

         (c) The Depositor, as assignee of the Mortgage Loan Sellers under the Mortgage Loan Purchase Agreements, hereby assigns to the Trustee for the benefit of the Certificateholders all of its rights, title and interest (but none of its obligations) under the Mortgage Loan Purchase Agreements, including the Depositor's right to require the Mortgage Loan Sellers to cure any material breach of a representation or warranty by a Mortgage Loan Seller with respect to each Mortgage Loan it sold or repurchase such Mortgage Loan.

         (d) It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall (i) survive the execution and delivery of this Agreement and (ii) not be diminished by any limitation in any assignment, endorsement or allonge relating to any Mortgage Loan Document, and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by the Depositor, the Master Servicer, the Special Servicer or the Trustee of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties, the Directing Certificateholder and each Rating Agency.

    Section 2.04 Repurchase of Mortgage Loans for Breaches of
Representation and Warranty.

         (a) Within 90 days of the earlier of, the discovery by the Depositor of, or receipt by the Depositor of written notice from the Master Servicer, the Special Servicer, the Trustee or any Certificateholder, specifying in reasonable detail the existence of a breach of any representation or warranty of the Depositor set forth in Section 2.03(a), or of a Mortgage Loan Seller under the related Mortgage Loan Purchase Agreement, assigned to the Trustee pursuant to Section 2.03(c) for the benefit of the Certificateholders, which materially and adversely affects the value of any Mortgage Loan, the related Mortgaged Property or the interest of the Trustee or any Certificateholder therein, the Depositor shall at its option (i) (A) in all material respects cure such breach or (B) purchase the affected Mortgage Loan from the Trust Fund at the Purchase Price or (ii) cause the related Mortgage Loan Seller at its option (A) in all material respects to cure such breach or (B) to purchase the affected Mortgage Loan from the Trust Fund at the Purchase Price.

         (b) The purchase of any Mortgage Loan by the Depositor or a Mortgage Loan Seller pursuant to Section 2.04(a) or (e), shall be effected by delivering the Purchase Price therefor to the Master Servicer for deposit in the Collection Account. The Trustee, upon receipt of an Officers' Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Depositor, the related Mortgage Loan Seller or its designee, as applicable, the related Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment as shall be provided to it (in recordable form if recording is appropriate), in each case without recourse, as shall be necessary to vest in the Depositor, the related Mortgage Loan Seller or its designee, as applicable, any Mortgage Loan (including with respect to the Canadian Loan, the Foreign Currency Exchange Contract) released pursuant hereto. In connection with such repurchase, the Master Servicer, and the Special Servicer, as applicable, shall release to the Depositor or the related Mortgage Loan Seller all documents and records maintained by such Servicer and requested by the Depositor or such Mortgage Loan Seller; provided, that such Servicer may retain copies of such documents and records at its own expense. The Depositor shall be responsible for the payment of all reasonable expenses of the Trustee and the Servicers incurred in connection with such repurchase, including any reasonable expenses expended to evidence the occurrence of the breach causing such obligation to repurchase to the extent not covered in the definition of Purchase Price.

         (c) It is understood and agreed that the provisions set forth in
Section 2.04(a) of this Agreement shall constitute the sole remedies available to the Certificateholders, or the Trustee on behalf of the Certificateholders under this Agreement, respecting any breach of the representations and warranties contained in Section 2.03(a) of this Agreement or in the Mortgage Loan Purchase Agreements.

         (d) The Depositor shall cause a Mortgage Loan Seller to repurchase any Cross Collateralized Loan that is cross-collateralized with any Mortgage Loan repurchased pursuant to this Section 2.04. Notwithstanding the foregoing, if the related Mortgage Loan Documents provide for the partial release of one or more of the Cross Collateralized Loans, the Depositor may cause the related Mortgage Loan Seller to repurchase only that Mortgage Loan required to be repurchased pursuant to this Section 2.04, pursuant to the partial release provisions of the related Mortgage Loan Documents; provided, however, that (i) the remaining Mortgage Loan(s) fully comply with the terms and conditions of the related Mortgage Loan Documents, this Agreement and the related Mortgage Loan Purchase Agreement, (ii) in connection with such partial release, the related Mortgage Loan Seller obtains an Opinion of Counsel (at such Mortgage Loan Seller's expense) to the effect that the contemplated action will not, with respect to either REMIC I, REMIC II or REMIC III created hereunder, endanger such status or, unless such party determines in its sole discretion to indemnify the Trust Fund against any resultant tax, result in the imposition of any tax and (iii) in connection with such partial release, the related Mortgage Loan Seller deliver or cause to be delivered to the Custodian original modifications to the Mortgage Loan Documents prepared and executed in connection with such partial release.

         (e) The Depositor shall cause the related Mortgage Loan Seller to repurchase the Mortgage Loan identified in the Mortgage Loan Schedule attached hereto as Exhibit G as Loan Number 99 pursuant to this Section 2.04 in the event that the related Mortgagor of such Mortgage Loan exercises its defeasance right prior to March 29, 2003. The Depositor shall cause any such repurchase to be completed at the Purchase Price and prior to the completion of any such defeasance.

         (f) Without limiting the Trustee's duties under this Section 2.04 the Trustee hereby irrevocably designates the Master Servicer (in the case of Mortgage Loans that are not Specially Serviced Mortgage Loans) and the Special Servicer (in the case of Specially Serviced Mortgage Loans), for the benefit of Certificateholders to enforce (at their respective options after notifying the Trustee) any of the obligations of each Mortgage Loan Seller under Section 6 of the related Mortgage Loan Purchase Agreement. Such enforcement including, without limitation, the legal prosecution of claims, shall be carried out in such form, to such extent and at such time as the Master Servicer or the Special Servicer, as applicable, shall determine are in the best interests of the Certificateholders (taken as a collective whole). All out-of-pocket expenses incurred by the Special Servicer in carrying out its obligations pursuant to this Section 2.04(e) shall be a Servicing Advance.

     Section 2.05    Execution of Certificates.

         The Trustee acknowledges the assignment to it of the Mortgage Loans and the Mortgage Loan Purchase Agreements to the extent set forth herein and, concurrently with such assignment, has, at the direction of the Depositor, executed and caused the Certificate Registrar to authenticate and deliver to or upon the order of the Depositor, in exchange for the Mortgage Loans, Certificates in authorized denominations evidencing beneficial ownership of the entire Trust Fund.

                                 ARTICLE III

                     GENERAL SERVICING AND ADMINISTRATION

    Section 3.01 Access to Certain Documentation Regarding the Mortgage Loans and This Agreement.

         Upon reasonable advance written notice, each Servicer shall give the Trustee, the other Servicer, the Rating Agencies, the Depositor, the Directing Certificateholder and such Person's agents or representatives, during normal business hours at such Servicer's offices, reasonable access to all reports, information and documentation relating to any Mortgage Loan, REO Property, this Agreement, and the rights and obligations of the Certificateholders and any of the Servicers hereunder (including the right to make copies or extracts therefrom at their expense, except as to the Rating Agencies) and access to officers of such Servicer responsible for such obligations; provided, however, that each Servicer shall have no obligation to disclose or provide access to any computer programs or procedures manuals which are proprietary to such Servicer or access to which is limited by licensing agreements. In addition, with respect to this or any other provision of this Agreement which requires a Servicer to transmit documents, information or reports to any Person, the Servicer shall be entitled to include in its transmittal letter or other data transmission format a statement that the enclosed information should not be disseminated or otherwise used in any manner contrary to any federal or state laws.

     Section 3.02      Annual Statement As to Compliance.

         Each Servicer shall deliver to the Depositor and the Trustee, in the case of the Master Servicer, on or before April 30 of each year and in the case of the Special Servicer, on or before June 30 of each year, beginning after the first anniversary of the Delivery Date, a statement, signed by a Servicing Officer thereof, stating that (a) a review of the activities of such Servicer during the preceding calendar year (or during the period from the date of commencement of its duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and of its performance under this Agreement has been made under such Servicing Officer's supervision; and (b) to the best of such Servicing Officer's knowledge, based on such review, such Servicer has fulfilled all of its material obligations under this Agreement throughout such period, or if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Servicing Officer and the nature and status thereof.

     Section 3.03     Annual Independent Public Accountants' Servicing Report.

         (a) On or before April 30 of each year, beginning in 2002, the Master Servicer at its expense shall cause a firm of independent public accountants (which may also render other services to the Master Servicer) and that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and to the Depositor to the effect that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer, which includes an assertion that the Master Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by sub-servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those sub-servicers.

         The Special Servicer will deliver an annual accountants' report only if, and in such form as may be, requested by the Rating Agencies or if the Special Servicer and the Master Servicer are not the same Person. In either case, such report shall be furnished on or before June 30 of each year that such report is requested or required, as applicable.

         (b) Notwithstanding anything contained in this Section 3.03 to the contrary, the Master Servicer shall be required to furnish or cause to be furnished to the Trustee and the Depositor the report described in clause (a) above by March 15 of any year that the Master Servicer has received written confirmation from the Depositor on or before January 31 of that year that a report on Form 10-K is required to be filed with the Securities and Exchange Commission in respect of the preceding calendar year.

Section 3.04      Merger or Consolidation of Any Servicer.

         (a) Each Servicer shall keep in full force and effect its existence, rights and franchises as a limited liability company, a limited partnership, an association or corporation under the laws of the state of its organization except as permitted in this Section 3.04 and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

         (b) Any Person into which a Servicer may be merged, converted, or consolidated, or any Person resulting from any merger, conversion or consolidation to which a Servicer shall be a party, or any Person succeeding to all or substantially all of the business of a Servicer, shall be the successor of such Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an entity whose business includes the servicing of commercial mortgage loans, shall service multifamily and/or commercial mortgage loans, as applicable, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and shall satisfy the requirements of Section 3.10(d) hereof with respect to the qualifications of a successor to a Servicer.

     Section 3.05      Limitation on Liability of the Servicers and Others.

         (a) Neither the Servicers nor any of the members, managers, directors, officers, employees or agents thereof nor any general partner thereof shall be under any liability for any action taken or for refraining from taking any action in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, in good faith pursuant to this Agreement or for errors in judgment (not constituting negligence or willful misconduct); provided, however, that this provision shall not protect any Servicer or agents of such Servicer against any liability resulting from any breach of any representation or warranty made herein, or from any liability specifically imposed on such Servicer herein; and provided, further, that this provision shall not protect any Servicer or agents of such Servicer against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of the obligations or duties hereunder. Each Servicer and any member, manager, director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any other Servicer, the Depositor, the Trustee or the Custodian respecting any matters arising hereunder. No Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement; provided, however, that any Servicer may undertake any such action that it may deem necessary or desirable in respect to this Agreement and any Mortgage Loan and the rights and duties of the parties hereto or the interest of the Certificateholders. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and such Servicer shall be entitled to be reimbursed therefor from the Trust Fund upon written demand.

         (b) Notwithstanding anything to the contrary contained herein, neither the Master Servicer nor any of its members, managers, directors, officers, employees, agents or general partners shall be under any liability for any decision to take or not take any action, in either case, (i) if such action or inaction required the Special Servicer's consent or direction pursuant to this Agreement and (ii) the Master Servicer in taking or failing to take such action acted in accordance with the Special Servicer's consent or direction; provided the Master Servicer has delivered its recommendation and analysis together with all related information provided to or gathered by it to the Special Servicer in connection with soliciting the Special Servicer's consent and such recommendation and analysis of the Master Servicer was prepared in accordance with Accepted Master Servicing Practices. In addition, neither the Special Servicer nor any of its members, managers, directors, officers, employees, agents or general partners shall be under any liability for its decision to give or not give its consent to any action or inaction requiring such consent, or for giving any direction to the Master Servicer, so long as in making such decision or in giving such direction the Special Servicer acted in accordance with Accepted Special Servicing Practices.

     Section 3.06      Resignation of Servicers.

         (a) Except as set forth in this Section 3.06, neither the Master Servicer nor the Special Servicer shall resign as such or delegate (except that this provision shall not preclude the hiring by a Servicer of a third party to perform property inspections, without diminution of the obligation or liability of the related Servicer under this Agreement) its rights or duties hereunder or any portion thereof except upon the determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it (the other activities of the Master Servicer or the Special Servicer, as the case may be, so causing such a conflict being of a type and nature carried on by the Master Servicer or the Special Servicer, as the case may be, at the date of this Agreement) and such incapacity cannot be cured by such Servicer. Any determination pursuant to the immediately preceding sentence permitting the resignation of a Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. Notwithstanding the foregoing, the Master Servicer may resign subject to the requirements set forth below in this
Section 3.06; provided that unless applicable law requires the Master Servicer's or the Special Servicer's, as the case may be, resignation to be effective immediately, and the Opinion of Counsel delivered pursuant to the preceding sentence so states, no such resignation shall become effective until a successor shall have assumed such Servicer's responsibilities and obligations hereunder in the manner provided in Section 3.10 hereof. Any such successor Servicer must be an established mortgage loan servicing institution which meets the eligibility requirements for a successor Servicer pursuant to
Section 3.10. All costs associated with such resignation shall be borne by the resigning Servicer and shall not be an expense of the Trust Fund. If no successor Servicer shall have been appointed and have accepted appointment pursuant to this Section 3.06 within 60 days after the Master Servicer or the Special Servicer, as the case may be, has given notice of such resignation and the Trustee shall have failed to succeed to and assume such Servicer's responsibilities or appoint a successor servicer pursuant to Section 3.10, the resigning Master Servicer or Special Servicer, as applicable, may petition any court of competent jurisdiction for the appointment of a successor Servicer.

         (b) In addition, the Master Servicer and the Special Servicer shall each have the right to resign at any other time, provided that (i) a willing successor thereto (including any such successor proposed by the resigning party) reasonably acceptable to the Depositor and the Trustee has been found,
(ii) each Rating Agency confirms to the Trustee in writing that the successor's appointment will not result in a downgrading, qualification (if applicable) or withdrawal of the ratings then assigned to the Certificates,
(iii) the resigning party pays all costs and expenses in connection with such transfer, and (iv) the successor Servicer accepts its appointment prior to the effectiveness of such resignation.

     Section 3.07    Maintenance of Errors and Omissions and Fidelity Coverage.

         (a) Each Servicer shall obtain and maintain at its own expense, and keep in full force and effect throughout the term of this Agreement, a blanket fidelity bond and an errors and omissions insurance policy issued by a Qualified Insurer covering such Servicer's officers and employees in connection with its activities under this Agreement. The Trustee shall be designated as an additional insured under such policy. The amount of coverage shall be determined in accordance with Accepted Master Servicing Practices and Accepted Special Servicing Practices and be at least equal to the coverage that would be required by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC), whichever is greater, with respect to the Master Servicer or Special Servicer, as the case may be, if the Master Servicer or Special Servicer, as the case may be, were servicing and administering the Mortgage Loans and/or REO Properties for which it is responsible hereunder for FNMA or FHLMC. Coverage of the Master Servicer or the Special Servicer under a policy or bond obtained by an Affiliate of such Person and providing the coverage required by this Section 3.07(a) shall satisfy the requirements of this Section 3.07(a).

         All insurance coverage required to be maintained by the Master Servicer or Special Servicer, as applicable, under this Section 3.07 shall be obtained from Qualified Insurers.

         In the event that any such bond or policy ceases to be in effect, such Servicer shall immediately obtain a comparable replacement bond or policy. Notwithstanding the foregoing, so long as the long term unsecured debt obligations of such Servicer have the Required Rating for long term investments on Eligible Accounts, such Servicer shall be entitled to provide self-insurance or obtain from its parent adequate insurance, as applicable, with respect to its obligation to maintain a blanket fidelity bond or an errors and omissions insurance policy.

         (b) From time to time, upon the request of the Trustee, each Servicer shall furnish the Trustee copies of all binders or certificates evidencing that the bond and policy described in clause (a) above are in full force and effect. Each Servicer shall promptly report in writing to the Trustee and each other Servicer any change in such coverage resulting in a failure to satisfy the requirements of clause (a) above and all cases of embezzlement or fraud or irregularities of operation if such events involve such Servicer and funds relating to the Mortgage Loans. The total losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in such reports together with the amount of such losses covered by insurance. If a bond or insurance claim report is filed with any of such Servicer's bonding companies or insurers, a copy of such report (which report may omit any references to individuals suspected of embezzlement, fraud or irregularities of operation) shall be promptly furnished to the Trustee and each other Servicer.

     Section 3.08      Indemnity.

         (a) Subject to Section 3.05, each Servicer shall indemnify the Depositor, the other Servicer (and each of their respective directors, members, managers, officers, employees and agents) and the Trust Fund against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from claims or actions that were caused by or resulted from a breach of any of such Servicer's representations and warranties contained in this Agreement, the failure of such Servicer to perform its duties and to service the Mortgage Loans in accordance with the terms of this Agreement or actions taken by such Servicer pursuant to a power of attorney granted in accordance with Section 4.01(b) or arising out of the Servicer's willful misfeasance, bad faith or negligence.

         (b) Each Servicer and its respective officers, directors, members, managers, employees, general partner and agents shall be entitled to indemnification from the Trust Fund for any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, incurred in connection with any claim or legal action relating to any Mortgage Loan, any asset of the Trust Fund or this Agreement, other than any cost, expense, loss, damage, claim or liability incurred by reason of willful misfeasance, bad faith or negligence of such Servicer in the performance of its duties hereunder or by reason of reckless disregard of obligations or duties of such Servicer hereunder.

         (c) As soon as reasonably practicable after receipt by the Depositor or any Servicer of a notice of any complaint or the commencement of any action or proceeding with respect to which indemnification is being sought under clause (a) or (b) above (each, an "Indemnified Party"), such Indemnified Party shall notify each Servicer from which indemnification is sought pursuant to clause (a) above and the Trustee if indemnification is sought from the Trust Fund (each of the Servicers and the Trust Fund, an "Indemnifying Party") in writing of such complaint or of the commencement of such action or proceeding, but failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have hereunder or otherwise, except to the extent that such failure materially prejudices the rights of the Indemnifying Party. If the Indemnifying Party so elects or is requested by such Indemnified Party, the Indemnifying Party shall assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to each Indemnified Party and the payment of reasonable fees and disbursements of such counsel. In the event, however, such Indemnified Party reasonably determines in its judgment that having common counsel would present such counsel with a conflict of interest or that having common counsel would in any other way disadvantage such Indemnified Party or if the Indemnifying Party fails to assume the defense of the action or proceeding in a timely manner, then such Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding and the Indemnifying Party shall pay reasonable fees and disbursements of such counsel; provided, however, that the Indemnifying Party shall not be required to pay the fees and disbursements of more than one separate counsel for all Indemnified Parties in any jurisdiction in any single action or proceeding. In any action or proceeding the defense of which the Indemnifying Party assumes and in which an Indemnified Party is not entitled to separate counsel pursuant to the immediately preceding sentence, such Indemnified Party shall have the right to participate in such litigation and to retain its own counsel at such Indemnified Party's expense. The Indemnifying Party shall not, without the prior consent of each Indemnified Party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding.

     Section 3.09      Information Systems.

         Each Servicer shall maintain a data storage and retrieval system capable of maintaining, updating and providing reports with respect to all relevant information with respect to each Mortgage Loan that may be required to satisfy the terms of this Agreement. Each Servicer shall update the data on such system to reflect any information available thereto from time to time.

     Section 3.10      Successor to a Servicer.

         (a) Within thirty (30) days or another period agreed to by the Trustee in writing (not to exceed sixty (60) days) after the termination of any Servicer's responsibilities and duties pursuant to the first two sentences of Section 3.06 or pursuant to Section 10.01 hereof, the Trustee shall either
(i) succeed (as of the date of such succession) to and assume all of such Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor that shall succeed (as of the date of such succession) to all rights and assume all of the responsibilities and duties of such Servicer under this Agreement. In connection with such appointment and assumption, the Trustee shall be entitled to all the same compensation as to which such Servicer may be entitled hereunder, and may make such arrangements for the compensation of such successor therefrom as it and such successor shall agree; provided, however, that the fees of the successor Servicer with respect to the Mortgage Loans shall not be higher than the fees of the predecessor Servicer. In the event that any Servicer's duties and responsibilities under this Agreement are terminated pursuant to the aforementioned Sections, such Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (if such dates are not the same) in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor, any other Servicer or the Trustee. The termination of a Servicer's responsibilities and duties under this Agreement pursuant to the aforementioned Sections (or portions thereof) shall not become effective until a successor shall be appointed pursuant to this Section 3.10 (or until the Trustee succeeds to and assumes all of such Servicer's responsibilities under this Agreement) and shall in no event relieve such Servicer of the covenants, representations and warranties made herein and the remedies available to the Trustee under this Agreement. The provisions of Sections 3.05 and 3.08 hereof shall be applicable to each Servicer, to the extent of claims against the Servicer arising out of the Servicer's actions or failure to act prior to termination, notwithstanding any termination of such Servicer's responsibilities and duties under this Agreement or the termination of this Agreement. A successor Servicer shall not, by reason of its appointment or assumption of the duties and responsibilities of another Servicer, assume any of the liabilities of such Servicer. All costs incurred in connection with the resignation by a Servicer or termination of a Servicer pursuant to an Event of Default shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs. If such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer (in which case, the successor Servicer shall be entitled to reimbursement therefor from the assets of the Trust Fund). The predecessor Servicer shall remain liable to the Trust Fund for such costs.

         (b) Any successor appointed as provided herein shall execute, acknowledge and deliver to each Servicer and the Trustee, an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities and obligations of the Servicer it is succeeding, with like effect as if originally named as a party to this Agreement. Any resignation or termination of a Servicer pursuant to
Section 3.06, Section 6.16, Section 10.01 or Section 12.01 hereof shall not affect any rights or claims that the Trustee or any Servicer may have against the Trust Fund, Trustee or another Servicer, in any case arising prior to any such termination or resignation.

         (c) Upon its termination or resignation, the terminated or resigning Servicer shall immediately deliver to the successor the funds in any account maintained by such Servicer pursuant to this Agreement (net of all unpaid Servicing Fees and any additional compensation payable to it pursuant to this Agreement, unreimbursed Advances advanced by it and interest on such Advances at the Advance Rate), any Mortgage Loan Documents in such Servicer's possession and related documents and statements held by it hereunder and such Servicer shall account for all funds. Such Servicer shall execute and deliver such instruments and do all such other things as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of such Servicer. The successor shall promptly make arrangements to reimburse such Servicer for amounts such Servicer actually expended, unreimbursed Advances and amounts owed to such Servicer in respect of unpaid Servicing Fees and any additional compensation pursuant to this Agreement that would otherwise have been recovered by such Servicer pursuant to this Agreement but for the appointment of the successor servicer, net of any amounts owed by such Servicer hereunder.

         (d) Notwithstanding anything contained herein, a successor Servicer shall be an established housing and home finance institution or mortgage servicing institution (x) which is in the business of servicing commercial mortgage loans similar to the Mortgage Loans and is qualified to service multifamily loans on behalf of the Federal National Mortgage Association
(FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) and (y) as to which each Rating Agency has given written confirmation stating that if the designated replacement (including the Trustee) were to serve as successor Servicer, none of the then-current rating or ratings of all outstanding Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn as a result thereof.

         (e) The Master Servicer shall have the right without the prior written consent of the Trustee to (A) delegate or subcontract with or authorize or appoint anyone, or delegate certain duties, to other professionals such as attorneys and appraisers, as an agent of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder, or (B) assign and delegate all of its duties hereunder; provided, however, that with respect to subclause (B), (i) the Master Servicer gives the Depositor, the Special Servicer and the Trustee notice of such assignment and delegation; (ii) such purchaser or transferee accepting such assignment and delegation executes and delivers to the Depositor and the Trustee an agreement accepting such assignment, which contains an assumption by such person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, with like effect as if originally named as a party to this Agreement; (iii) each Rating Agency confirms in writing that such assignment and delegation will not result in the qualification (if applicable), downgrade or withdrawal of its then-current ratings of the Certificates; and (iv) the Depositor consents to such assignment and delegation, such consent not to be unreasonably withheld. In the case of any such assignment and delegation in accordance with the requirements of subclause (B) of this Section, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as the Master Servicer hereunder prior to the satisfaction of the conditions to such assignment set forth in the preceding sentence. In the case of any such assignment and delegation in accordance with the requirements of subclause (A) of this Section, the Master Servicer shall not be released from its obligations under this Agreement. Notwithstanding the above, the Master Servicer may appoint sub-Servicers in accordance with
Section 3.13 hereof.

     Section 3.11      REMIC Administration and Other Tax Matters.

         (a) The Trustee shall make an election to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and if necessary, under State Tax Laws. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC I election in respect of the Trust Fund, the REMIC I Uncertificated Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interest" in REMIC I. For the purposes of the REMIC II election in respect of the Trust Fund, the REMIC II Uncertificated Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interest" in REMIC II. For the purposes of the REMIC III election in respect of the Trust Fund, the Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and Class NR Certificates and the Class X Components shall be designated as the "regular interests" and the Class R-III Certificates shall be designated as the sole class of "residual interest" in REMIC III. To the extent the affairs of the Trust Fund are within their control, the Master Servicer and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC I, REMIC II or REMIC III other than the REMIC I Uncertificated Interests, the REMIC II Uncertificated Interests and the Certificates.

         (b) The Delivery Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

         (c) The Holder of the Class R-I Certificate is hereby designated, and by the acceptance of the Class R-I Certificate agrees to act, as Tax Matters Person for REMIC I. The Holder of the Class R-II Certificate is hereby designated, and by the acceptance of the Class R-II Certificate agrees to act, as Tax Matters Person for REMIC II. The Holder of the R-III Certificate is hereby designated, and by acceptance of the Class R-III Certificate, agrees to act, as Tax Matters Person for REMIC III.

         (d) Each Tax Matters Person hereby irrevocably authorizes the Trustee to be its attorney-in-fact for purposes of signing all Tax Returns. This grant of power of attorney is coupled with an interest and is therefore properly irrevocable.

         (e) The Trustee shall prepare or cause to be prepared all of the Tax Returns that it reasonably determines are required with respect to REMIC I, REMIC II or REMIC III created hereunder and shall sign and file such Tax Returns in a timely manner. The ordinary expenses of preparing such returns shall be borne by the Trustee without any right of reimbursement therefor.

         (f) The Trustee shall provide (i) to any Transferor of a Class R-I, Class R-II or Class R-III Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R-I, Class R-II and Class R-III Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code, the REMIC Provisions or State Tax Laws including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I, REMIC II and REMIC III.

         (g) The Trustee shall take such actions and shall cause each of REMIC I, REMIC II and REMIC III created hereunder to take such actions as are reasonably within the Trustee's control and the scope of its duties more specifically set forth herein as shall be necessary to maintain the status thereof as REMICs under the REMIC Provisions (and the Master Servicer shall assist the Trustee, to the extent reasonably requested by the Trustee to do
so). None of the Master Servicer, the Special Servicer or the Trustee shall knowingly or intentionally take any action, cause either of REMIC I, REMIC II or REMIC III to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of either REMIC I, REMIC II or REMIC III as a REMIC or (ii) subject to Section 6.04, result in the imposition of a tax under the REMIC Provisions upon either REMIC I, REMIC II or REMIC III (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless such party receives an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and such party determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of such party) to the effect that the contemplated action will not, with respect to either REMIC I, REMIC II or REMIC III created hereunder, endanger such status or, unless such party determines in its sole discretion to indemnify the Trust Fund against such tax, result in the imposition of such a tax.

         (h) In the event that any tax is imposed on "prohibited transactions" of REMIC I, REMIC II or REMIC III created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of REMIC I, REMIC II or REMIC III as defined in Section 860G(c) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to a Servicer, if such tax arises out of or results from a breach by such Servicer of any of its obligations under this Agreement, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement (iii) otherwise, against amounts on deposit in the Certificate Account and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

         (i) The Trustee shall, for federal income tax purposes, maintain books and records with respect to REMIC I, REMIC II and REMIC III on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

         (j) Following the Startup Day, neither any Servicer nor the Trustee shall accept any contributions of assets to REMIC I, REMIC II or REMIC III unless the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in REMIC I, REMIC II or REMIC III will not cause any of REMIC I, REMIC II or REMIC III to fail to qualify as REMICs at any time that any Certificates are outstanding or subject any of REMIC I, REMIC II or REMIC III to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (k) Neither the Master Servicer, the Special Servicer nor the Trustee shall enter into any arrangement by which REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services nor, to the extent reasonably within their control, permit either such REMIC to receive an income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (l) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" by which the Class Balance of each Class of Certificates representing a regular interest in REMIC III and the Uncertificated Class would be reduced to zero is the Distribution Date in March, 2034, which is the first Distribution Date following the second anniversary of the date on which the Stated Principal Balance of all the Mortgage Loans would be zero, assuming no prepayments and that the Balloon Mortgage Loans fully amortize according to their amortization schedule and no Balloon Payment is made.

         (m) Within 30 days after the Delivery Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for REMIC I, REMIC II and REMIC III.

         (n) None of the Trustee, the Master Servicer or the Special Servicer shall sell or dispose of any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgage Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, REMIC II and REMIC III, (iii) the termination of REMIC I, REMIC II and REMIC III pursuant to Article XII of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II of this agreement), nor acquire any assets for REMIC I, REMIC II and REMIC III, nor sell or dispose of any investments in the Collection Account for gain, nor accept any contributions to REMIC I, REMIC II and REMIC III after the Delivery Date, in each case unless it has received an Opinion of Counsel that such sale or disposition will not affect adversely the status of REMIC I, REMIC II and REMIC III as REMICs.

         (o) The Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Delivery Date, and thereafter on an ongoing basis, all information or data requested by the Trustee that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including without limitation, the price, yield, original issue discount, market discount or premium, Prepayment Assumption and projected cash flow (based upon the Prepayment Assumption) of the Certificates. In addition, the Master Servicer, the Special Servicer and the Depositor shall provide on a timely basis to the Trustee or its designee such information with respect to the Trust Fund as is in its possession and reasonably requested by the Trustee to enable it to perform its obligations under this Article. The Trustee shall be entitled to rely conclusively upon all such information so provided to it without recalculation or other investigation.

         (p) The Trustee shall be entitled to the reimbursement of its reasonable expenses incurred in the performance of its duties under this
Section 3.11 as may be agreed upon by the Trustee and the Depositor, provided that the Trustee shall pay out of its own funds, without any right of reimbursement, any and all ordinary expenses of the Trust Fund incurred in the performance of its duties under this Article but shall be reimbursed, except as otherwise expressly provided for herein by the Trust Fund for any of its extraordinary expenses, including any taxes or tax-related payments, any expenses involved in any tax examination, audit or proceeding, and the expense of any tax-related Opinion of Counsel or other professional advice requested by the Trustee for the benefit or protection of the Certificateholders.

         (q) The Trust shall treat the rights of the Class NR Certificates, in the portion of the Trust Fund consisting of Excess Interest collected on ARD Loans, as the beneficial interest in a grantor trust and not as an interest in or an obligation of REMIC I, REMIC II or REMIC III for federal income tax purposes.

         (r) At the direction of the Depositor, the Trustee hereby identifies the hedging transactions set forth in the Foreign Currency Exchange Contract as qualified hedging transactions in accordance with the identification requirements of Treas. Reg. ss. 1.988-5(a)(8) and agrees to treat such hedging transactions and the Canadian Loan they hedge as being synthetic U.S. dollar debt instruments with respect to the REMIC for United States federal income tax purposes as provided in Treas. Reg ss. 1.988-5. The qualifying debt instrument and hedging transactions were entered into on the Delivery Date and that date is hereby identified as the effective date for each of the qualified debt instrument and hedging transactions. The qualifying debt instrument and hedging transactions are described in the foreign Currency Exchange Contract and a summary of the U.S.$ cash flows from the debt instrument and hedging transactions is provided in Exhibit P.

     Section 3.12      Notices to Mortgagors.

         The Master Servicer shall, within ten (10) Business Days of the Delivery Date for any Mortgage Loan, send by first class mail or by hand delivery written notice to the related Mortgagor that the Master Servicer has been engaged to service such Mortgage Loan, which notice shall direct such Mortgagor to make further payments and to send all future notices with respect to such Mortgage Loan directly to the Master Servicer. Notwithstanding the foregoing, the Master Servicer shall not be required to send such notice with respect to any given Mortgage Loan if the Master Servicer was the servicer of such Mortgage Loan prior to the Delivery Date or if the Mortgage Loans shall be subserviced pursuant to Section 3.13 by a subservicer which was the servicer of such Mortgage Loan prior to the Delivery Date, and there is no change in where the Mortgagor is required to send payments under the Mortgage Loan.

     Section 3.13      Subservicing.

         The Master Servicer may enter into subservicing agreements with one or more subservicers (including subsidiaries or affiliates of the Master Servicer or the Depositor) for the servicing and administration of the Mortgage Loans. The Special Servicer may enter into subservicing agreements with one or more subservicers (including subsidiaries or affiliates of the Special Servicer or the Depositor) for the servicing and administration of the Mortgage Loans; provided, however, that after the Delivery Date, the Special Servicer shall not enter into a subservicing agreement with a new subservicer without the Directing Certificateholder's prior written consent and unless either (a) Fitch shall have confirmed in writing to the Trustee that such contract will not result in a qualification, downgrade or withdrawal of the then current ratings on the Certificates or (b) such contract relates to the Canadian Loan or (c) such contract relates to less than 25% of the Mortgage Loans by outstanding principal balance, calculated as of the most recent Distribution Date. References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer in servicing the Mortgage Loans include actions taken or to be taken by a subservicer on behalf of such Master Servicer or Special Servicer.

         Notwithstanding any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between either Servicer and a subservicer or reference to actions taken through such Persons or otherwise, such Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements, or by virtue of indemnification from a subservicer, and to the same extent and under the same terms and conditions as if such Servicer alone were servicing and administering the Mortgage Loans and such Servicer shall pay the fees for any subservicer from its own funds. Each Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of such Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Any subservicing agreement that may be entered into and any other transactions or servicing arrangements relating to the Mortgage Loans involving a subservicer shall be deemed to be between the subservicer and the related Servicer, and none of the Trustee, the Certificateholders nor the Depositor shall be deemed parties thereto and none of such Persons shall have claims or rights (except as specified below), nor obligations, duties or liabilities with respect to the subservicer; provided that the Trustee and the Certificateholders may rely upon the representations and warranties of the subservicer contained therein and each of the Trustee and the Depositor shall be a third party beneficiary of the covenants and other provisions setting forth obligations of the subservicer therein.

         If the Trustee or any successor Servicer assumes the obligations of the Master Servicer or the Special Servicer, as applicable, in accordance with this Agreement, the Trustee or such successor Servicer may, at its option, (i) terminate any subservicing agreement entered into by the Master Servicer or Special Servicer, with cause without payment of a termination fee, or (ii) assume and succeed to all of the rights and obligations of the Master Servicer or Special Servicer under any subservicing agreement, subject to the terms of the related subservicing agreement. In the event the Trustee or such successor Servicer assumes the obligations of the Master Servicer or the Special Servicer hereunder, it shall be deemed to have assumed all of the interest of the Master Servicer or Special Servicer therein (but not any liabilities or obligations in respect of acts or omissions of the Master Servicer or Special Servicer prior to such deemed assumption) and to have replaced the Master Servicer or the Special Servicer, as applicable, as a party to such subservicing agreement to the same extent as if such subservicing agreement had been assigned to the Trustee or such successor Servicer, except that the Master Servicer or the Special Servicer shall not thereby be relieved of any liability or obligations under such subservicing agreement that accrued prior to the assumption of duties hereunder by the Trustee or such successor Servicer.

         No subservicer may modify the terms of a Mortgage Loan or initiate foreclosure proceedings with respect to any Mortgaged Property without the approval of the related Servicer. In the event that the Trustee or any successor Servicer assumes the servicing obligations of the Master Servicer or the Special Servicer, as applicable, upon request of the Trustee or such successor Servicer, the Master Servicer or Special Servicer shall, at its own expense, promptly deliver to the Trustee or such successor Servicer all documents and records relating to any subservicing agreement and the Mortgage Loans then being serviced thereunder, and the Servicer will otherwise use its best efforts to effect the orderly and efficient transfer of any subservicing agreement to the Trustee or such successor Servicer.

     Section 3.14      Record Title to Mortgage Loans, Etc.

         No Servicer shall hold record title to any Mortgage or any Mortgage
Note.

     Section 3.15      Release of Documents and Instruments of Satisfaction.

         The Trustee (or any Custodian appointed by the Trustee) may, subject to the terms hereof, upon receipt of a Request for Release and Receipt of Documents provided by any Servicer substantially in the form set forth on Exhibit Y, release to such Servicer the related Mortgage Loan File or the documents from a Mortgage Loan File set forth in such request. Each Servicer acknowledges that during all times that any Mortgage Loan File or any contents thereof are in the physical possession of such Servicer, such Mortgage Loan File and the documents contained therein shall be held by the Servicer in trust for the benefit of the Certificateholders.

         Subject to any state law requirement or court order, each Servicer hereby agrees to return to the Trustee or, if the Trustee is not the Custodian, the Custodian each and every document previously requested from the Mortgage Loan File when such Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the related Mortgage Loan shall be liquidated or paid in full, in which case, upon receipt of the Request for Release and Receipt of Documents from either Servicer, the Custodian may release the related Servicer's prior request form, together with all other documents still retained by the Custodian with respect to such Mortgage Loan, to such Servicer.

         Upon receipt of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer or Special Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer shall promptly deliver to the Trustee or, if the Trustee is not the Custodian, the Custodian a Request for Release and Receipt of Documents substantially in the form set forth on Exhibit S requesting delivery to such Servicer of the Mortgage Loan File for such Mortgage Loan and indicating that all amounts received in connection with such payment that are required to be deposited in the Collection Account pursuant to Section 4.02 hereof have been or will be so deposited.

         The Master Servicer and the Special Servicer (the latter, with a copy to the Master Servicer) shall forward to the Trustee or, if the Trustee is not the Custodian, the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into by such Servicer in accordance with this Agreement within ten (10) Business Days of the execution thereof and the delivery of such instrument to such Servicer; provided, however, that such Servicer may, in lieu thereof, provide the Trustee or, if the Trustee is not the Custodian, the Custodian with a certified true copy of any such document submitted for recordation within five
(5) Business Days of its execution, in which event such Servicer shall provide the Trustee or, if the Trustee is not the Custodian, the Custodian with the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the recorded original within five (5) Business Days of receipt thereof by such Servicer.

         Upon any payment in full of a Mortgage Loan, the Master Servicer or Special Servicer may execute an instrument of satisfaction regarding the related Mortgage and any other related Mortgage Loan Documents, which instruments of satisfaction shall be recorded by such Servicer if required by applicable law and shall be delivered to the Person entitled thereto, it being understood and agreed that all reasonable expenses incurred by such Servicer in connection with such instruments of satisfaction shall be deemed a Servicing Advance, which shall be reimbursed pursuant to the terms of this Agreement, but solely to the extent not otherwise chargeable to and paid by the related Mortgagor. Such Servicer shall notify the Trustee of an instrument of satisfaction described above as soon as practicable.

     Section 3.16      Additional Servicing Restrictions; Defeasance.

         With respect to each Mortgage Loan that provides for defeasance, to the extent permitted by the terms of such Mortgage Loan in connection with effecting a defeasance, the Master Servicer shall require the related Mortgagor to (i) deliver to the Trustee replacement collateral consisting of U.S. government securities within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note when due ("Defeasance Collateral"), (ii) deliver a written certification from an independent certified public accounting firm certifying that the Defeasance Collateral is sufficient to make such payments, (iii) designate a Single-Purpose Entity (which may be a subsidiary of the Depositor or the Master Servicer established for the purpose of assuming all defeased Mortgage Loans) to assume the Mortgage Loan and own the Defeasance Collateral and (iv) provide an opinion of counsel that the Trustee has a perfected security interest in the Defeasance Collateral. All expenses of the defeasance shall be charged to the Mortgagor or other responsible party to the extent permitted by the terms of such Mortgage Loan and/or applicable law.

         To the extent not inconsistent with the Mortgage Loan Documents, no Servicer shall allow a Mortgagor to defease a Mortgage Loan if as of such time the Stated Principal Balance of such Mortgage Loan or the aggregate outstanding Stated Principal Balances of such Mortgage Loan and each other related outstanding Cross-Collateralized Mortgage Loan and each other outstanding Mortgage Loan with a related Mortgagor would (a) be one of the top ten Mortgage Loans or Mortgage Loan groups, as applicable, by outstanding principal balance, unless such Servicer shall have obtained written confirmation from Fitch stating that upon such defeasance none of the then current rating or ratings of all outstanding Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by Fitch as a result thereof, (b) be greater than $5,000,000 or 1% of the aggregate Stated Principal Balance of all of the Mortgage Loans, unless such Servicer shall have obtained written confirmation from S&P stating that upon such defeasance none of the then current rating or ratings of all outstanding Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by S&P as a result thereof, or (c) be equal to or less than $5,000,000 or 1% of the aggregate Stated Principal Balance of all of the Mortgage Loans, unless such Servicer delivers to the Trustee and the Rating Agencies a certificate in the form of Exhibit O attached hereto. All costs and expenses incurred pursuant to the prior sentence which are not permitted by applicable law or required under the related Mortgage Loan Document to be paid by the related Mortgagor shall be a Servicing Advance. Notwithstanding the foregoing, the Special Servicer has no obligation to take any action described under this second paragraph of Section 3.16, other than in connection with a Specially Serviced Mortgage Loan.

     Section 3.17      Interest Reserve Account.

         (a) The Trustee shall establish and maintain the Interest Reserve Account, which shall be an Eligible Account, in the name of the Trustee on behalf of the Certificateholders in trust for the benefit of the Certificateholders. The Interest Reserve Account shall be maintained as a segregated account, separate and apart from trust funds for mortgage pass-through certificates of other series administered by the Trustee and other accounts of the Trustee. Funds in the Interest Reserve Account shall be held uninvested.

         (b) On each Master Remittance Date occurring in (i) January of each calendar year that is not a leap year and (ii) February of each calendar year, the Trustee shall calculate the Withheld Amount with respect to each Interest Reserve Loan. On each such Master Remittance Date, the Trustee shall withdraw from the Certificate Account and deposit in the Interest Reserve Account an amount equal to the aggregate of the Withheld Amounts calculated in accordance with the previous sentence. If the Trustee shall deposit in the Interest Reserve Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Interest Reserve Account, any provision herein to the contrary notwithstanding. On or prior to the Master Remittance Date in March of each calendar year, the Trustee shall transfer to the Certificate Account the aggregate of all Withheld Amounts on deposit in the Interest Reserve Account.

     Section 3.18      Modifications, Waivers, Amendments and Consents.



         (a) The Special Servicer (solely as to Specially Serviced Mortgage Loans) and the Master Servicer (solely as to Mortgage Loans that are not Specially Serviced Mortgage Loans) each may (consistent with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable) agree to any modification, waiver or amendment of any term of, extend the maturity of, defer or forgive interest (including default interest and Excess Interest) on and principal of, defer or forgive late payment charges and Prepayment Premiums on, permit the release, addition or substitution of collateral securing, and/or permit the release, addition or substitution of the Mortgagor on or any guarantor of, any Mortgage Loan it is required to service and administer hereunder, subject, however, to Sections 4.08 and
Section 11.02 and, further to each of the following limitations, conditions and restrictions:

                    (i) other than as provided herein, the Master Servicer shall not agree to any modification, waiver or amendment of any term of, or take any of the other acts referenced in this Section 3.18(a) with respect to any Mortgage Loan that would affect the amount or timing of any related payment of principal, interest or other amount payable under such Mortgage Loan or affect the security for such Mortgage Loan, unless the Master Servicer has obtained the consent of the Special Servicer (it being understood and agreed that (A) the Master Servicer shall promptly provide the Special Servicer with notice of any Mortgagor request for such modification, waiver or amendment, the Master Servicer's recommendations and analysis, and with all information reasonably available to the Master Servicer that the Special Servicer may reasonably request in order to withhold or grant any such consent, (B) the Special Servicer shall decide whether to withhold or grant such consent in accordance with Accepted Special Servicing Practices and (C) if any such consent has not been expressly denied within fifteen (15) Business Days of the Special Servicer's receipt from the Master Servicer of the Master Servicer's recommendations and analysis and all information reasonably requested thereby and reasonably available to the Master Servicer in order to make an informed decision (or, if the Special Servicer did not request any information, within fifteen (15) Business Days from such notice), such consent shall be deemed to have been granted);

                    (ii) other than as provided in Sections 4.08, 3.18(f) and
                         6.03, the Special Servicer shall not agree to (or, in the case of a Mortgage Loan that is not a Specially Serviced Mortgage Loan, consent to the Master Servicer's agreeing to) any modification, waiver or amendment of any term of, or take (or, in the case of a Mortgage Loan that is not a Specially Serviced Mortgage Loan, consent to the Master Servicer's taking) any of the other acts referenced in this
                         Section 3.18(a) with respect to, any Mortgage Loan that would affect the amount or timing of any related payment of principal, interest or other amount payable thereunder or, in the reasonable, good faith judgment of the Special Servicer, would materially impair the security for such Mortgage Loan, unless a material default on such Mortgage Loan has occurred or, in the reasonable, good faith judgment of the Special Servicer, a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be done at the related Mortgage
                         Rate), than would liquidation;

                   (iii) the Special Servicer shall not extend (or, in the
                         case of a Mortgage Loan that is not a Specially Serviced Mortgage Loan, consent to the Master Servicer's extending) the maturity date of any Specially Serviced Mortgage Loan other than in accordance with Section 6.03(b);

                    (iv) neither the Master Servicer nor the Special Servicer
                         shall make or permit any modification, waiver or amendment of any term of, or take any of the other acts referenced in this Section 3.18(a) unless it has received an Opinion of Counsel that taking any such act will not adversely affect the status of REMIC I, REMIC II and REMIC III as REMICs;

                    (v) subject to applicable law, the Mortgage Loan Documents and Accepted Master Servicing Practices and Accepted Special Servicing Practices, as applicable, neither the Master Servicer nor the Special Servicer shall permit any modification, waiver or amendment of any term of any Mortgage Loan unless all related fees and expenses are paid by the Mortgagor;

                    (vi) the Special Servicer shall not permit (or, in the
                         case of a Mortgage Loan that is not a Specially Serviced Mortgage Loan, consent to the Master Servicer's permitting) any Mortgagor to add or substitute any real estate collateral for its Mortgage Loan unless the Special Servicer shall have first (A) determined in its reasonable, good faith judgment, based upon a Phase I environmental site assessment (and any additional environmental testing that the Special Servicer deems necessary and prudent) conducted by an Independent Person who regularly conducts Phase I environmental site assessments, at the expense of the Mortgagor, that such additional or substitute collateral is in compliance with applicable environmental laws and regulations and that there are no circumstances or conditions present with respect to such new collateral relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws or regulations,
                         (B) received an Opinion of Counsel that such addition or substitution would not adversely affect the status of REMIC I, REMIC II and REMIC III as REMICs and (C) with respect to any Mortgage Loan with a Stated Principal Balance equal to (1) $20,000,000 or greater, or (2) 2% or more of the current outstanding Certificate Balance (verified by the Trustee), received written confirmation from each Rating Agency that such addition or substitution of collateral will not, in and of itself, result in a qualification (if applicable), downgrade or withdrawal of the then-current ratings on the Certificates; and

                   (vii) the Special Servicer shall not release (or, in the
                         case of a Mortgage Loan that is not a Specially Serviced Mortgage Loan, consent to the Master Servicer's releasing), including in connection with a substitution contemplated by clause (vi) above, any collateral securing an outstanding Mortgage Loan, except as provided in Section 6.05, or except where a Mortgage Loan (or, in the case of a Cross Collateralized Loan, where any other Mortgage Loan cross-collateralized therewith) is satisfied, or except in the case of a release where (A) either (1) the loss of the collateral to be released will not, in the good faith and reasonable judgment of the Special Servicer, materially and adversely affect the net operating income being generated by or the use of the related Mortgaged Property, or (2) there is a corresponding principal pay down of such Mortgage Loan in an amount at least equal to the appraised value of the collateral to be released (or substitute collateral with an appraised value at least equal to that of the collateral to be released, is delivered),
                         (B) the remaining Mortgaged Property (together with any substitute collateral) is, in the Special Servicer's good faith and reasonable judgment, adequate security for the remaining Mortgage Loan,
                         (C) received an Opinion of Counsel that such addition or substitution would not adversely affect the status of REMIC I, REMIC II and REMIC III as REMICs and (D) with respect to any Mortgage Loan with a Stated Principal Balance equal to (1) $20,000,000 or greater, or (2) 2% or more of the current outstanding Certificate Balance (verified by the Trustee), such release would not, in and of itself, result in a qualification (if applicable), downgrade or withdrawal of the then-current ratings on the Certificates (as confirmed in writing to the Trustee by each Rating Agency);

     provided that the limitations, conditions and restrictions set forth in clauses (i) through (vii) above shall not apply to any act or event (including, without limitation, a release, substitution or addition of collateral) in respect of any Mortgage Loan that either occurs automatically, or results from the exercise of a unilateral option by the related Mortgagor within the meaning of Treasury Regulations Section 1.1001-3(c)(2)(iii), in any event under the terms of such Mortgage Loan in effect on the Delivery Date; and provided, further, that, notwithstanding clauses (i) through (vii) above, neither the Master Servicer nor the Special Servicer shall be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a Mortgagor if, in its reasonable, good faith judgment, such opposition would not ultimately prevent the confirmation of such plan or one substantially similar; and provided, further, that notwithstanding clause
     (vii) above, neither the Master Servicer nor the Special Servicer shall be required to obtain any confirmation of the Certificate ratings from the Rating Agencies in order to grant easements that do not materially affect the use or value of a Mortgaged Property or the Mortgagor's ability to make any payments with respect to the related Mortgage Loan.

         (b) Neither the Master Servicer (with respect to Mortgage Loans that are not Specially Serviced Mortgage Loans) nor the Special Servicer (with respect to Special Serviced Mortgage Loans) shall have any liability to the Trust Fund, the Certificateholders or any other Person if its analysis and determination that the modification, waiver, amendment or other action contemplated by Section 3.18(a) is reasonably likely to produce a greater recovery to Certificateholders on a present value basis than would liquidation should prove to be wrong or incorrect, so long as the analysis and determination were made on a reasonable basis in good faith by the Master Servicer or the Special Servicer and consistent with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable.

         (c) Any payment of interest, which is deferred pursuant to Section 3.18(a), shall not, for purposes of calculating monthly distributions and reporting information to Certificateholders, be added to the unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit or that such interest may actually be capitalized; provided, however, that this sentence shall not limit the rights of the Master Servicer or the Special Servicer on behalf of the Trust Fund to enforce any obligations of the related Mortgagor under such Mortgage Loan.

         (d) Each of the Master Servicer and the Special Servicer may, as a condition to its granting any request by a Mortgagor for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is within the Master Servicer's or the Special Servicer's, as the case may be, discretion pursuant to the terms of the related Mortgage Loan Documents and is permitted by the terms of this Agreement, require that such Mortgagor pay to it a reasonable or customary fee (which shall in no event exceed 1.0% of the unpaid principal balance of the related Mortgage Loan) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it. All such fees collected by the Master Servicer and/or the Special Servicer shall be allocable between such parties, as Additional Master Servicing Compensation and Additional Special Servicing Compensation, respectively, as provided in Sections 4.12 and
6.13. Neither the Master Servicer nor the Special Servicer shall waive, in full or part, any such fee to the extent it would constitute additional compensation payable to the other Servicer pursuant to Section 4.12 or Section 6.13, as applicable, without first obtaining the consent of such other Servicer.

         (e) All modifications, amendments, material waivers and other material actions entered into or taken in respect of the Mortgage Loans pursuant to this Section 3.18 shall be in writing. Each of the Special Servicer and the Master Servicer shall notify the other such party, each Rating Agency, the Trustee and the Directing Certificateholder, in writing, of any modification, waiver, amendment or other action entered into or taken thereby in respect of any Mortgage Loan pursuant to this Section 3.18 and the date thereof, and shall deliver to the Trustee or the related Custodian for deposit in the related Mortgage Loan File (with a copy to the other such party), an original counterpart of the agreement relating to such modification, waiver, amendment or other action, promptly (and in any event within ten (10) Business Days) following the execution thereof. In addition, following the execution of any modification, waiver or amendment agreed to by the Special Servicer, or by the Master Servicer with any required consent of the Special Servicer, pursuant to Section 3.18(a) above, the Special Servicer or the Master Servicer, as applicable, shall deliver to the other such party, the Trustee and the Rating Agencies an Officer's Certificate certifying that all of the requirements of Section 3.18(a) have been met and setting forth in reasonable detail the basis of the determination made by it pursuant to
Section 3.18(a)(ii); provided that, if such modification, waiver or amendment involves an extension of the maturity of any Mortgage Loan, such Officer's Certificate shall be delivered to the Master Servicer or Special Servicer, as applicable, the Trustee and the Rating Agencies before the modification, waiver or amendment is agreed to.

         (f) Notwithstanding anything in this Section 3.18 or Section 4.01 to the contrary, the Master Servicer shall not be required to seek the consent of the Special Servicer or any Certificateholder or obtain any confirmation of the Certificate rating from the Rating Agencies in order to approve the following modifications, waivers or amendments of the Mortgage Loans: (i) waivers of minor covenant defaults (other than financial covenants), including late financial statements; (ii) releases of parcels of a Mortgaged Property (provided that any such releases are releases as to which the related Mortgage Loan Documents expressly require the mortgagee thereunder to make such releases upon the satisfaction of certain condition and such releases shall be made as required by the Mortgage Loan Documents); and (iii) grants of easements that do not materially affect the use or value of the Mortgaged Property or the Mortgagor's ability to make any payments with respect to the related Mortgage Loan; provided, however, that any such modification, waiver or amendment, or agreeing to any such modification, waiver or amendment, (w) would not in any way affect a payment term of the Certificates, (x) would not constitute a "significant modification" of such Mortgage Loan pursuant to Treasury Regulations Section 1.860G-2(b) and, based upon an Opinion of Counsel, would not otherwise adversely affect the status of REMIC I, REMIC II and REMIC III as REMICs, (y) would be consistent with Accepted Master Servicing Practices, and (z) shall not violate the terms, provisions or limitations of this Agreement or any other document contemplated hereby.

         The Master Servicer shall not terminate or replace, or consent to the termination or replacement of, any property manager with respect to any Mortgaged Property, and the Master Servicer shall not terminate or change or consent to the termination or change of the franchise for any Mortgage Property operated as a hospitality property, in any event without the prior written consent of the Special Servicer (it being understood and agreed that (A) the Master Servicer shall promptly provide the Special Servicer with its analysis, recommendations and all information that the Special Servicer may reasonably request and which information is in the possession of the Master Servicer, in order to withhold or grant any such consent, (B) the Special Servicer shall decide whether to withhold or grant such consent in accordance with Accepted Special Servicing Practices and (C) if any such consent has not been expressly denied within fifteen (15) Business Days of the Special Servicer's receipt from the Master Servicer of such analysis, recommendation and all information reasonably requested thereby in order to make an informed decision (or, if the Special Servicer did not request any information, within fifteen (15) Business Days from such notice), such consent shall be deemed to have been granted). Notwithstanding the foregoing, the Master Servicer shall not terminate or change or consent to the termination or change of the franchise for any Mortgage Property operated as a hospitality property having a value equal to or greater than 2% of the aggregate Stated Principal Balance of the Mortgage Loans without having first obtained written confirmation from S&P stating that upon such termination or change none of the then current rating or ratings of all outstanding Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by S&P as a result thereof.

         (g) In connection with granting an extension of the maturity date of any Mortgage Loan in accordance with Section 3.18(a), the Special Servicer, in the case of a Specially Serviced Mortgage Loan, and the Master Servicer, in the case of a Mortgage Loan that is not a Specially Serviced Mortgage Loan, shall each cause the related Mortgagor to agree, if it has not already done so pursuant to the existing Mortgage Loan Documents, to thereafter deliver to the Special Servicer, the Trustee and the Directing Certificateholder audited operating statements on a quarterly basis with respect to the related Mortgaged Property, provided that the Special Servicer or the Master Servicer, as the case may be, may, in its sole discretion, waive the requirement that such statements be audited.

         (h) In the event of any inconsistency between the terms and conditions of this Section 3.18 and those of any other Section of this Agreement (other than Section 11.2), the terms and conditions of this Section
3.18 shall prevail; provided, however, that nothing contained in this Section
3.18 shall cause the Special Servicer (solely as to Specially Serviced Mortgage Loans) or the Master Servicer (solely as to Mortgage Loans that are not Specially Serviced Mortgage Loans) to take any action (i) that would violate applicable law, (ii) that would violate Accepted Special Servicing Practices or Accepted Master Servicing Practices, as applicable, (iii) that would violate the terms of any Mortgage Loan or (iv) other than in the best interests of the Certificateholders (as a collective whole).

     Section 3.19      Directing Certificateholder Contact with Servicers.

         No less often than on a monthly basis, each of the Master Servicer and the Special Servicer shall, without charge, make a knowledgeable Servicing Officer available to answer questions from the Directing Certificateholder regarding the performance and servicing of the Mortgage Loans and/or REO Properties for which the Master Servicer or the Special Servicer, as the case may be, is responsible.

                                  ARTICLE IV

                               MASTER SERVICING

     Section 4.01      The Master Servicer.

         (a) The Master Servicer shall service and administer each Mortgage Loan (except as such obligations may be assigned to the Special Servicer pursuant to Article VI hereof) on behalf of the Trust Fund in accordance with applicable law, the terms of this Agreement, the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, Accepted Master Servicing Practices.

         (b) Subject to Accepted Master Servicing Practices, Section 3.18 and the other terms of this Agreement and of each Mortgage Loan, the Master Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration that it may deem, in its best judgment, necessary or desirable, including, without limitation, to execute and deliver, on behalf of the Trust Fund, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to any Mortgage Loan which is not a Specially Serviced Mortgage Loan, subject, in certain instances, to the Special Servicer's approval of certain actions with respect to Mortgage Loans that are not Specially Serviced Mortgage Loans. Without limiting the generality of the foregoing, the Master Servicer shall, and is hereby authorized and empowered with respect to each Mortgage Loan, to prepare, execute and deliver, on behalf of the Trust Fund and at the Trust Fund's expense, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on the related Mortgaged Property and related collateral. The Master Servicer shall service and administer each Mortgage Loan in accordance with applicable state and federal law and shall provide to each related Mortgagor any information required to be provided to it thereby. Subject to the foregoing, the Master Servicer shall service and administer each Mortgage Loan in accordance with the related Mortgage Loan Documents, and shall enforce all provisions designated in such Mortgage Loan Documents, including but not limited to the establishment and administration of escrow accounts, reserve accounts, impound accounts and operation and maintenance plans. The Master Servicer may from time to time submit to the Trustee for execution any powers of attorney and other documents necessary or appropriate to enable such Master Servicer to carry out its servicing and administrative duties hereunder. Notwithstanding the foregoing, the Master Servicer shall not modify, waive or amend any term of any Mortgage Loan (or consent to any such modification, waiver or amendment) if such modification, waiver or amendment would affect the related Monthly Payment (other than the portion thereof relating to Escrow Payments), the related Maturity Date, the related Mortgage interest rate or the related amortization schedule unless the Master Servicer determines that the contemplated action will not result in an Adverse REMIC Event in accordance with Accepted Master Servicing Practices in reliance upon an Opinion of Counsel. The Master Servicer shall prepare for signature by the Trustee any such powers of attorney or other documents necessary or appropriate to carry out such duties hereunder. The Trustee shall not be responsible for any action taken or omitted to be taken by any Servicer pursuant to the application of such powers of attorney unless such action was taken or omitted to be taken at the express written direction of, and in the manner specified by, the Trustee. Notwithstanding anything contained herein to the contrary, neither the Master Servicer nor the Special Servicer shall without the Trustee's written consent:
(i) except as relating to a Mortgage Loan which the Master Servicer or the Special Servicer, as applicable, is servicing pursuant to its respective duties herein (in which case such Servicer shall give notice to the Trustee of the initiation), initiate any action, suit or proceeding solely under the Trustee's name without indicating the Master Servicer's or Special Servicer's, as applicable, representative capacity, or (ii) take any action with the intent to, and which actually does cause, the Trustee to be registered to do business in any state.

         (c) The Master Servicer assumes, with respect to each Mortgage Loan (except as otherwise set forth in Article VI and this Section 4.01(c)), full responsibility for the timely payment of all customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in connection with:

                    (i) any enforcement, administrative or judicial proceedings, or any necessary legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, bankruptcies, condemnations, drug seizures, foreclosures by subordinate or superior lienholders, legal costs associated with preparing powers of attorney pursuant to Section 4.01(b) above, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable), but excluding any enforcement or necessary legal work or advice specifically related to monitoring or enforcing the Foreign Currency Exchange Contract (which costs and expenses, if any, shall constitute a Servicing Advance);

                    (ii) all ground rents, taxes, assessments, water rates,
                         sewer rates and other charges, as applicable, that are or may become a lien upon a related Mortgaged Property, and all fire, flood and hazard insurance coverage (to the extent required in this Agreement, including renewal payments); and

                   (iii) compliance with the servicing provisions applicable
                         to such Master Servicer set forth herein.

With respect to any costs described in clauses (i) and (ii) above and to the extent the related Mortgage Loan Documents do not provide for Escrow Payments or the Master Servicer determines that any such payments have not been made by the related Mortgagor, the Master Servicer shall make a Servicing Advance to effect timely payment of all such expenses (in the case of those set forth in clause (ii) above, before they become delinquent) if the Master Servicer shall have or should have had knowledge based on Accepted Master Servicing Practices of such nonpayment by the Mortgagor before it becomes delinquent, and, otherwise, the Master Servicer shall effect immediate payment of all such expenses which it has knowledge or should have knowledge based on Accepted Master Servicing Practices have become delinquent, unless, with respect to the payment of taxes and assessments, the Master Servicer reasonably anticipates that such bill will be paid by the Mortgagor by the close of business on or before the delinquency date, but in any event the Master Servicer shall make such advance within 90 days after such date or five Business Days after the Master Servicer has received confirmation that such item has not been paid, whichever is earlier, provided that during such 90-day period the Master Servicer shall use best efforts consistent with Accepted Master Servicing Practices to confirm whether such bill has been paid. The Master Servicer shall make such Servicing Advances with respect to Mortgage Loans from its own funds to effect such payments only to the extent not deemed a Nonrecoverable Advance and shall be reimbursed therefor in accordance with
Section 4.03(a) hereof. With respect to any costs described in clause (iii) above, the Master Servicer shall be entitled to reimbursement of such costs as Servicing Advances only to the extent expressly provided in this Agreement. If the Master Servicer determines with respect to any Mortgage Loan that a Servicing Advance, if made, would constitute a Nonrecoverable Advance or that it has made a Nonrecoverable Advance, it shall deliver to the Trustee a Nonrecoverable Advance Certificate.

         (d) Upon the occurrence of a Servicing Transfer Event with respect to a Mortgage Loan, the Master Servicer shall effect the timely and efficient transfer of its servicing responsibilities to the Special Servicer.

         (e) Unless the Master Servicer and the Special Servicer with respect to a Mortgage Loan are the same Person, not later than two (2) Business Days after the Master Servicer becomes aware that a Mortgage Loan ceases to be a Specially Serviced Mortgage Loan, the Master Servicer shall send a letter by first class mail substantially in the form of Exhibit L hereto notifying the related Mortgagor that servicing has been transferred to the Master Servicer.

         (f) The Master Servicer shall have no responsibility for the performance by the Special Servicer of its duties hereunder, provided that the Master Servicer shall continue certain servicing and reporting functions with respect to Specially Serviced Mortgage Loans as set forth in this Agreement.

         (g) The Master Servicer shall calculate for each Mortgage Loan, to the extent provided in and consistent with a Mortgage Loan, any related Prepayment Premium required to be calculated by reference to a U.S. Treasury Rate (or a specified number of basis points in excess thereof) by determining the present value as of the date of prepayment of the remaining Monthly Payments from such date of prepayment through the related stated maturity (including the Balloon Payment). With respect to any Specially Serviced Mortgage Loan, the Master Servicer shall request confirmation from the Special Servicer as to the calculation of the related Prepayment Premium.

         (h) With respect to any Mortgage Loan that has a ground lease, the Master Servicer, on behalf of the Trustee, shall send notice to the related ground lessor to the effect that the Trustee is the new mortgagee under such Mortgage Loan.

      Section 4.02 Collection Account; Collection of Certain Mortgage Loan Payments.

         (a) Subject to Article VI, from the date hereof until the principal and interest on the Mortgage Loans are paid in full, the Master Servicer shall proceed diligently to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall follow collection procedures in accordance with Accepted Master Servicing Practices, to the extent such procedures shall be consistent with this Agreement and, in connection with collections under any applicable insurance policy, the terms of such insurance policy required to be maintained with respect thereto.

         (b) On or before the Delivery Date, and as necessary thereafter, the Master Servicer shall establish, and hereby agrees to maintain for the duration of this Agreement, the Collection Account. The Collection Account shall be an Eligible Account. The Collection Account shall relate solely to collections with respect to Mortgage Loans, and funds in the Collection Account shall be held by the Master Servicer for the benefit of the Certificateholders and shall not be commingled with any other moneys. The Master Servicer shall deposit daily all collections with respect to the Mortgage Loans received by it into the Collection Account and the applicable subaccount of the Escrow Account pursuant to this Section 4.02(b) and pursuant to Section 4.06(a), respectively. The Master Servicer shall, within five (5) Business Days of the establishment thereof, notify the Trustee and the Special Servicer in writing of the location and account number thereof and shall give the Trustee and the Special Servicer written notice of any change of such location or account number on or prior to the date of such change. Funds in the Collection Account may be invested by, at the risk of, and for the benefit of, the Master Servicer in Permitted Investments which shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be registered in the name of the Master Servicer (in its capacity as such and for the benefit of the Certificateholders) or its nominee. All income therefrom may be retained by the Master Servicer as additional servicing compensation. In addition, the Master Servicer shall deposit into such account out of its own funds an amount representing any net losses realized on Permitted Investments with respect to funds in such account no later than the first Master Remittance Date after the occurrence of such loss.

         (c) The Master Servicer shall deposit the following amounts, without duplication, into the Collection Account:

                     (i) all payments on account of principal, including
                         amounts required to be deposited therein pursuant to
                         Section 2.04 or Section 4.06(c)(iii) hereof, and Principal Prepayments, on the Mortgage Loans;

                    (ii) all payments on account of interest (including Excess
                         Interest and default interest, except as provided below) on the Mortgage Loans (including amounts required to be deposited therein pursuant to Section
                         2.04 or Section 4.06(c)(iii) hereof);

                   (iii) all Liquidation Proceeds, Excess Condemnation
                         Proceeds and Excess Insurance Proceeds with respect to the Mortgaged Properties;

                    (iv) out of such Master Servicer's own funds, an amount
                         representing net losses realized on Permitted Investments with respect to funds in such Collection Account pursuant to Section 4.02(b);

                     (v) any amounts representing Prepayment Premiums paid by
                         the Mortgagors;

                    (vi) any amounts received from the Special Servicer
                         pursuant to Sections 6.05(c) and 6.07;

                   (vii) any other amounts received from the Mortgagors with
                         respect to the Mortgage Loans;

                  (viii) any amounts received from the Special Servicer
                         under Section 6.08 hereof; and

                    (ix) any amounts received from the F/X Counterparty
                         pursuant to the Foreign Currency Exchange Contract or exchanged by the Master Servicer pursuant to Section 4.03(a)(x).

but excluding (1) REO Proceeds (except as provided in clauses (vi) and (viii) above), (2) amounts representing fees, default interest, late charge penalties (to the extent not used to pay interest at the Advance Rate on Advances for the related Mortgage Loan accrued during the Collection Period), modification fees, assumption fees (subject to Section 4.08(d)), processing fees, extension fees, NSF check charges and similar fees and charges payable by Mortgagors with respect to the Mortgage Loans, which may be retained by the Master Servicer (or the Special Servicer if received with respect to a Specially Serviced Mortgage Loan) as additional servicing compensation hereunder (provided that all NSF charges shall be payable to the Master Servicer) (3) any amounts received from a Mortgagor to reimburse such Master Servicer, (or the Special Servicer with respect to a Specially Serviced Mortgage Loan), for expenses pursuant to the terms of the Mortgage Loan, including costs incurred in connection with the preparation of a Property Inspection Report and (4) Escrow Payments.

         (d) All funds deposited by the Master Servicer in the related Collection Account shall be held for the benefit of the Certificateholders until disbursed or withdrawn in accordance herewith. Except as expressly permitted or required hereunder, the Master Servicer shall not sell, transfer or assign to any Person any interest (including any security interest) in amounts credited or to be credited to the Collection Account or take any action towards that end, and shall maintain such amounts free of all liens, claims and encumbrances of any nature.

         (e) The Master Servicer shall, within one Business Day of receipt or discovery of receipt, remit to the Special Servicer for deposit in the related REO Account any REO Proceeds deposited into the Collection Account or any related Escrow Account.

     Section 4.03      Permitted Withdrawals from the Collection Account.

         (a) The Master Servicer shall make withdrawals from the Collection Account of amounts on deposit therein attributable to the Mortgage Loans for (without duplication) the following purposes in the following order of priority:

                    (i) to recoup any amount deposited in the Collection Account and not required to be deposited therein;

                   (ii) on each Master Remittance Date, from amounts on deposit in the Collection Account representing payments by a Mortgagor of interest or Liquidation Proceeds, Excess Insurance Proceeds and Excess Condemnation Proceeds and REO Proceeds, with respect to a Mortgage Loan and proceeds from the repurchase of a Mortgage Loan pursuant to the terms hereof, to pay to itself the Master Servicing Fee and from such amounts and other amounts on deposit in the Collection Account representing payments by any Mortgagor of principal, to pay the Special Servicer the Basic Special Servicing Fee, if applicable;

                   (iii) to reimburse the Trustee and itself, in that order,
                         for previously unreimbursed P&I Advances from any amounts on deposit in such account, together with accrued and unpaid interest at the Advance Rate pursuant to Section 4.05(e), the right to withdraw amounts pursuant to this subclause (iii) being limited to amounts on deposit in the Collection Account in respect of late payments, Liquidation Proceeds, Excess Insurance Proceeds, REO Proceeds, Excess Condemnation Proceeds with respect to the Mortgage Loan and proceeds from the repurchase of a Mortgage Loan pursuant to the terms hereof with respect to the Mortgage Loan with respect to which such P&I Advance was made or the related Mortgaged Property, and any other amounts received on such Mortgage Loan that represent late recoveries of payments with respect to which such P&I Advances were made, including without limitation, default interest and late payment charges;

                    (iv) to the extent not reimbursed from amounts on deposit
                         in the Escrow Account pursuant to Section 4.06(c)(v) hereof, to reimburse the Trustee and then to itself and the Special Servicer, pro rata, pursuant to Sections 4.01(c), 4.05 and 6.10, for previously unreimbursed Servicing Advances incurred in connection with a Mortgaged Property (which amounts shall be accounted for in accordance with the provisions of Section 4.10 hereof) together with accrued and unpaid interest at the Advance Rate pursuant to Sections 4.01(c), 4.05(e) and 6.10, the right to withdraw amounts pursuant to this subclause
                         (iv) being limited to amounts on deposit in the Collection Account in respect of late payments, Liquidation Proceeds, Excess Insurance Proceeds, REO Proceeds, Excess Condemnation Proceeds with respect to such Mortgaged Property or proceeds from the repurchase of a Mortgage Loan pursuant to the terms hereof with respect to such Mortgaged Property, and any other amounts received with respect to the Mortgage Loan including late recoveries of payments with respect to which such Servicing Advances were made;

                    (v)  [RESERVED];

                   (vi) on each Master Remittance Date, to pay the Trustee and itself, in that order, for accrued and unpaid interest at the Advance Rate on any reimbursed P&I Advances made with respect to any Mortgage Loan from any amounts on deposit in the Collection Account, to the extent not otherwise offset by default interest or late payment charges collected on the related Mortgage Loan during the same Collection Period;

                  (vii) on each Master Remittance Date, to reimburse the Trustee, and then itself and the Special Servicer, pro rata, from any amounts on deposit in the Collection Account for (A) any unreimbursed Nonrecoverable Advance for which a Nonrecoverable Advance Certificate has been previously delivered; provided, that other Advances with respect to the related Mortgage Loan shall not be reimbursable pursuant to this Section 4.03(a)(vii) until they have been determined to be Nonrecoverable Advances, or (B) any unreimbursed Servicing Advance for an expense the payment or reimbursement of which is not an obligation of the related Mortgagors under the terms of the related Mortgage Loan Documents, in each case, together with interest at the Advance Rate pursuant to Sections 4.05(e) and 6.10, respectively, made with respect to the Mortgage Loans;

                  (viii) on each Master Remittance Date, to pay itself any
                         reinvestment income on amounts on deposit in the Collection Account to which it is entitled pursuant to Section 4.02(b);

                    (ix) to pay expenses of the Trust Fund specifically
                         identified as such and authorized in this Agreement (such reimbursement for expenses incurred in Canadian dollars shall be made in U.S. dollars at the foreign currency exchange rate in effect at the time such expense was incurred, including, without limitation, to pay all costs, expenses and losses incurred by the Master Servicer as a result of any currency exchange in connection with making a reimbursement of a Servicing Advance);

                     (x) to remit to the F/X Counterparty any amounts in
                         Canadian dollars received with respect to the Canadian Loan pursuant to the Foreign Currency Exchange Contract, or if the Foreign Currency Exchange Contract has been terminated or if the F/X Counterparty is in default under the Foreign Currency Exchange Contract, the Master Servicer shall exchange the amount of Canadian dollars otherwise required to be remitted to the F/X Counterparty into U.S. dollars at the F/X Market Rate;

                    (xi) on each Master Remittance Date, to make remittances
                         to the Trustee pursuant to Section 4.04 hereof; and

                   (xii) to clear and terminate the Collection Account upon
                         termination of this Agreement.

         (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account and determining any shortfall or overpayment of any amounts due from or on behalf of any Mortgagor or Mortgaged Property.

     Section 4.04      Remittances to the Trustee.

         (a) On each Master Remittance Date, the Master Servicer shall (1) withdraw from the Collection Account and remit to the Trustee for deposit into the Certificate Account, by wire transfer of immediately available funds, all amounts on deposit in the Collection Account as of the related Determination Date (including any amounts in respect of Excess Interest) minus:

                    (i) any permitted charges against or withdrawals from the Collection Account pursuant to clauses (i) through
                         (xi) of Section 4.03(a); and

                    (ii) any amounts on deposit in the Collection Account
                         representing a Monthly Payment due on a Due Date following the Collection Period for such Master Remittance Date net of any reduction in the aggregate amount of P&I Advances for such Determination Date pursuant to Section 4.05(a) (which amounts, other than those representing Escrow Payments, shall be remitted pursuant to this Agreement on the Master Remittance Date immediately following the Collection Period in which such Monthly Payment was due), and (2) remit to the Trustee any P&I Advances required to be made on or prior to such Master Remittance Date pursuant to Section 4.05(a). If the Trustee fails to receive by 2:00 p.m., New York City time on the Master Remittance Date any or all of the amounts required by this clause (a), the Trustee shall immediately notify the Master Servicer of such failure (in accordance with Section 13.05(b).

         (b) With respect to any Master Servicer remittance received by the Trustee after the Master Remittance Date (including any P&I Advance), the Master Servicer shall pay to the Trustee interest on such amount until paid at the Advance Rate. Such interest shall be deposited into the Certificate Account by the Master Servicer on the date such late payment is made and shall cover the period commencing with the day following the Master Remittance Date and ending with the Business Day on which such payment is made, both inclusive. The payment by the Master Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default.

         (c) The Master Servicer shall provide to the Trustee for delivery to any beneficial owner of a Certificate information requested thereby with respect to the calculation of any Prepayment Premium on a prepaying Mortgage Loan.

     Section 4.05      Master Servicer Advances.

         (a) To the extent that as of the Determination Date for any month, the full amount of the Monthly Payment due in such month with respect to any Mortgage Loan has not been received by the Master Servicer, the Master Servicer shall remit to the Trustee on the Master Remittance Date, for deposit into the Certificate Account, a P&I Advance in an amount equal to the excess of such Monthly Payment net of any Escrow Payment component and net of an amount corresponding to the Master Servicing Fee over the amount received; provided, however, that the Master Servicer shall not be required to make a Nonrecoverable Advance or make an advance for default interest or Excess Interest and, provided further, that the Master Servicer shall not be required to make a P&I Advance with respect to a Balloon Payment and, provided further, that if a Collateral Value Adjustment exists with respect to any Mortgage Loan, then, in the event of subsequent delinquencies thereon, the interest portion of the P&I Advance in respect of such Mortgage Loan for the related Distribution Date shall be reduced (it being herein acknowledged that there shall be no reduction in the principal portion of such P&I Advance) to equal the product of (i) the amount of the interest portion of such P&I Advance for such Mortgage Loan for such Distribution Date without regard to this proviso, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which is equal to the Stated Principal Balance of such Mortgage Loan immediately prior to such Distribution Date, net of the related Collateral Value Adjustment, if any, and the denominator of which is equal to the Stated Principal Balance of such Mortgage Loan immediately prior to such Distribution Date. For purposes of the immediately preceding sentence, the Monthly Payment due on the Maturity Date for a Balloon Mortgage Loan will be the amount that would be due on such day based on the full amortization schedule used to calculate the Monthly Payments thereon prior to the Maturity Date. If the Master Servicer determines that a P&I Advance is required, it shall on such Master Remittance Date remit to the Trustee for deposit in the Certificate Account out of its own funds an amount equal to the P&I Advance; provided, however, that the aggregate amount of such P&I Advances for any Determination Date shall be reduced by any amounts being held for future remittance by the Master Servicer pursuant to Section 4.04(a)(1)(ii) before deduction for reductions in P&I Advances pursuant to this Section 4.05. Any funds being held in the Collection Account for future distribution and so used shall be replaced by the Master Servicer from its own funds as a P&I Advance (or from receipts on Mortgage Loans against which such P&I Advance was made) by deposit in such Collection Account on or before any future Master Remittance Date to the extent that funds in such Collection Account on such Master Remittance Date shall be less than payments to the Trustee required to be made on such date. If the Master Servicer determines with respect to any Mortgage Loan that a P&I Advance, if made, would constitute a Nonrecoverable Advance or that it has made a Nonrecoverable Advance, it shall deliver to the Trustee a Nonrecoverable Advance Certificate.

         (b) [RESERVED]

         (c) The Master Servicer, as requested by the Special Servicer, shall make Servicing Advances from its own funds to effect the timely payment of any Property Protection Expense or Property Improvement Expense upon five Business Days notice; provided that the Special Servicer shall only request the Master Servicer to make Servicing Advances with respect to any Mortgage Loan from its own funds to the extent there are not sufficient funds in the related REO Account (taking into account any necessary reserve amounts as to REO Loans) or the related Escrow Account available to cover any such expenses and as permitted under the Mortgage Loan Documents and the Master Servicer shall not be required to make a Nonrecoverable Advance. The Master Servicer shall be entitled to reimbursement for any unreimbursed Servicing Advance made pursuant to the immediately preceding sentence pursuant to this Agreement.

         (d) Any P&I Advances required to be made by the Master Servicer hereunder with respect to the Canadian Loan shall be made in Canadian dollars and may be made by the Master Servicer or any subservicer. The amount of any P&I Advance with respect to the Canadian Loan for any Distribution Date shall be included in the report to the F/X Counterparty and the Trustee prepared for such Distribution Date pursuant to Section 4.10(f). Any such P&I Advance for any Distribution Date shall be included in the amounts paid to the F/X Counterparty by the Master Servicer on behalf of the Trustee two Business Days prior to such Distribution Date pursuant to the Foreign Currency Exchange Contract.

         (e) The Trustee, and subject to Section 4.05(c), the Master Servicer, shall be entitled to interest on any Advance made thereby with respect to a Mortgage Loan. Such interest shall accrue at the Advance Rate from the date on which such Advance was made to but not including any Business Day on which the Person making such Advance is reimbursed for such Advance as provided in this Agreement; provided, however, that neither the Master Servicer nor any other party shall be entitled to interest accrued on the amount of any P&I Advance with respect to any Mortgage Loan if the related Monthly Payment is received by the Master Servicer prior to (but excluding) the Master Remittance Date immediately following the Due Date for such Monthly Payment; provided, further, that neither the Master Servicer nor any other party shall be entitled to interest accrued on the amount of any P&I Advance with respect to any of Mortgage Loan Numbers 92, 132 or 155 (as identified on Exhibit G) made before the end of any such Mortgage Loan's related grace period.

         (f) If the Master Servicer determines with respect to any Mortgage Loan that a P&I Advance, if made, would constitute a Nonrecoverable Advance or that it has made a Nonrecoverable Advance, the Master Servicer shall deliver to the Trustee a Nonrecoverable Advance Certificate.

         (g) The Master Servicer shall determine on each Business Day whether amounts are available in the Collection Account or Escrow Account to reimburse the Trustee or itself for unreimbursed Advances made pursuant to this Agreement. The Master Servicer shall withdraw all amounts necessary to make such reimbursement to the extent such withdrawals are permitted under Section 4.03(a) or Section 4.06(c), and shall reimburse the Trustee and itself, in that order, on each Business Day.

     Section 4.06      Escrow Accounts.

         (a) On or before the Delivery Date, the Master Servicer shall establish, and hereby agrees to maintain for the duration of this Agreement, an Escrow Account. The Escrow Account shall be an Eligible Account to the extent consistent with the related Mortgage Loan Documents. The Escrow Account shall consist of one or more subaccounts, each of which shall relate solely to collections with respect to a Mortgage Loan, and funds in each such subaccount in the Escrow Account shall be held by such Master Servicer for the benefit of the Certificateholders and the related Mortgagors and shall not be commingled with any other moneys. The Master Servicer shall, within five (5) Business Days of the establishment thereof, notify the Trustee and the Special Servicer in writing of the location and account number of the Escrow Account and shall give the Trustee and the Special Servicer written notice of any change of such location or account number on or prior to the date of such change. The Master Servicer shall deposit into the appropriate subaccount of the related Escrow Account any Escrow Payments that it receives, including, without limitation,
(i) any Payment Reserve, Repair and Remediation Reserve, Replacement Reserve or Tenant Improvement and Leasing Commissions Reserve required to be deposited therein on the applicable closing date and as of each Due Date for a Mortgage Loan and (ii) any related Insurance Proceeds or Condemnation Proceeds. In addition, such Master Servicer shall deposit, on the related Master Remittance Date, into such subaccount out of its own funds an amount representing net losses realized on Permitted Investments with respect to funds in such subaccount except to the extent such investments were made at the direction of and for the benefit of the Mortgagor under the related Mortgage Loan Documents pursuant to the second sentence of Section 4.06(b).

         (b) Subject to the terms of the Mortgage Loan Documents, and to applicable Law, any funds in any subaccount of an Escrow Account may be invested by, at the risk of, and for the benefit of, the Master Servicer in Permitted Investments and any such Permitted Investment shall not be sold or disposed of prior to its maturity. If, however, pursuant to the terms of the related Mortgage Loan Documents, or pursuant to applicable Law, any funds in an Escrow Account are required to be invested for the benefit of the related Mortgagor, the Master Servicer shall so invest such funds.

         (c) Withdrawals from any subaccount of an Escrow Account may be made (to the extent amounts have been escrowed for such purpose and to the extent permitted by the related Mortgage Loan Documents) only for the following purposes in the following order of priority:

                    (i) to recoup any amount deposited in such subaccount and not required to be deposited therein or to refund to the related Mortgagor any sums determined to be overages;

                   (ii) to pay interest earned on such account, if any, to itself as additional servicing compensation or to the related Mortgagor as required by subsection (b) above;

                  (iii) from amounts on deposit in such subaccount representing the Payment Reserve for a Mortgage Loan, to effect (by means of deposit to the Collection Account pursuant to Section 4.02(c) hereof) the timely payment of principal or interest on such Mortgage Loan;

                   (iv) to effect the timely payment of taxes, assessments, insurance and other basic carrying costs in connection with the related Mortgage Loan;

                    (v) from amounts on deposit in such subaccount representing Insurance Proceeds for a Mortgage Loan, to effect the restoration or repair of the related Mortgaged Property or to release to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law;

                   (vi) from amounts on deposit in such subaccount representing Condemnation Proceeds for a Mortgage Loan, to effect the restoration or repair of the related Mortgaged Property or to release to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law;

                   vii) without duplication of any amounts otherwise reimbursed pursuant to Section 4.03(a) to the Master Servicer, to reimburse the Master Servicer, in that order, out of related collections on the related Mortgage Loan for any Servicing Advances made by such Servicer pursuant to this Agreement together with interest at the Advance Rate pursuant to Section 4.05(e);

                 (viii) upon satisfaction of the conditions relating thereto in the related Mortgage Loan Documents, to disburse to the related Mortgagor any amounts in the Replacement Reserve, the Repair and Remediation Reserve or the Tenant Improvement and Leasing Commissions Reserve required to be so disbursed; or

                   (ix) to clear and terminate such subaccount on payment in full of the related Mortgage or upon termination of this Agreement.

         (d) To the extent that interest earned on funds in an Escrow Account is insufficient to pay interest on such funds to the related Mortgagor to the extent required by applicable Law, the Master Servicer shall, as part of its servicing duties under this Agreement, pay such interest from its own funds as a Servicing Advance, and shall be entitled to reimbursement therefor pursuant to Section 4.03(a) hereof; provided, however, that the Master Servicer shall not be required to make a Nonrecoverable Advance.

         (e) The Master Servicer shall maintain accurate records with respect to each related Mortgaged Property reflecting the status of taxes, assessments, insurance premiums and other similar items that are or may become a lien thereon and the status of insurance premiums and ground rent, if applicable, payable in respect thereof. The Master Servicer shall obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect timely payment thereof in accordance with the provisions of Sections 4.01(c) and 4.07 hereof, employing for such purpose amounts in the related Escrow Account as allowed under the terms of the related Mortgage Loan Documents or, if not paid from amounts on deposit in such Escrow Account, by making a Servicing Advance pursuant to Section 4.01(c) hereof. The Master Servicer shall be entitled to reimbursement therefor with interest thereon at the Advance Rate pursuant to Section 4.03(a) or Section 4.06(c).

     Section 4.07      Maintenance of Insurance.

         (a) The Master Servicer shall use its best efforts consistent with Accepted Master Servicing Practices to cause the related Mortgagor to maintain with a Qualified Insurer (to the extent permitted by the Mortgage Loan Documents), or if the Mortgagor does not so maintain, the Master Servicer shall cause to be maintained with a Qualified Insurer for each related Mortgaged Property all insurance required by the terms of the related Mortgage Loan Documents; provided, that insurance in the amount required above is available at a commercially reasonable cost and the Trustee, as mortgagee, has an insurable interest. Subject to the preceding sentence, hazard insurance shall be maintained in the amount set forth in the related Mortgage Loan Documents but in any event in an amount at least equal to the lesser of (a) the replacement cost of the improvements which are a part of such property without deduction for depreciation and (b) the unpaid principal balance on such Mortgage Loan. Such insurance policies shall also provide coverage in amounts sufficient such that the insurance carrier would not deem the Mortgagor to be a co-insurer thereunder. All such policies shall provide for at least thirty days' prior written notice (if available) to the Master Servicer of any cancellation, reduction in the amount of, or material change in, the coverage provided thereunder. If at any time the Mortgaged Property is in a federally designated special flood hazard area, the Master Servicer shall use its best efforts consistent with Acceptable Servicing Practices to cause the related Mortgagor to maintain or will itself obtain flood insurance in respect thereof to the extent available at commercially reasonable rates. Such flood insurance shall be in an amount equal to the lesser of (x) the unpaid principal balance of the related Mortgage Loan, (y) the maximum amount of such insurance required by the terms of the related Mortgage Note or Mortgage and
(z) the maximum amount of such insurance that is available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). Any cost incurred in maintaining any insurance required pursuant to this subsection (a) shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit but such cost shall be deemed to be a Servicing Advance and shall be reimbursed as provided in this Agreement.

         (b) If the Master Servicer or the Special Servicer, as applicable, causes any Mortgaged Property or REO Property to be covered by a master force placed insurance policy, which policy is issued by a Qualified Insurer and provides no less coverage in scope and amount for such Mortgaged Property or REO Property than the insurance required to be maintained pursuant to Section 4.07(a), the Master Servicer or Special Servicer shall conclusively be deemed to have satisfied its obligations to maintain insurance pursuant to Section 4.07(a). Such policy may contain a deductible clause, in which case the Master Servicer or Special Servicer, as applicable shall, in the event that (i) there shall not have been maintained on the related Mortgaged Property or REO Property a policy otherwise complying with the provisions of Section 4.07(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under such policy because of such deductible to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable.

         (c) All of the hazard insurance policies required to be maintained under subsection (a) of this Section shall contain a standard mortgagee clause naming the Master Servicer (or Special Servicer with respect to REO Mortgage Loans), as agent for the Trustee and its successors and assigns as the Person to whom all payments made by the insurance carrier shall be made. The Master Servicer (or the Special Servicer with respect to REO Mortgage Loans) shall arrange for the application of all such insurance proceeds (i) to the restoration or repair of the related Mortgaged Property, (ii) to prepay in whole or in part the outstanding principal amount of the related Mortgage Note or (iii) to be released to the related Mortgagor, as the case may be, in all cases in accordance with the express requirements of the applicable Mortgage Loan Documents. To the extent the applicable Mortgage Loan Documents require the delivery of appraisals, engineer's reports, architect's disbursement certificates or other documents or instruments before any such insurance proceeds are applied, the Master Servicer shall obtain and verify the same and any costs so incurred shall be deemed to be a Servicing Advance and shall be reimbursed as provided in this Agreement.

     Section 4.08      Enforcement of "Due-on-Sale" Clauses; Assumption
Agreements.

         (a) Subject to Section 4.08(c) below, to the extent any Mortgage Loan contains an enforceable "due-on-sale" or "due-on-encumbrance" clause, in the event the Master Servicer has knowledge of any sale or encumbrance in contravention of such clause, the Master Servicer shall enforce, and shall not waive, such clause. If the Master Servicer is unable to enforce or the Special Servicer consents to waive any such "due-on-sale" clause or if no "due-on-sale" clause is applicable, the Master Servicer shall enter into an assumption agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state Law and the related Mortgage, the Mortgagor remains liable thereon. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, however, that such substitute Mortgagor must satisfy the requirements set forth in the related Mortgage Loan Documents or the underwriting requirements customarily imposed by prudent commercial mortgage lenders as a condition to approval of a borrower on a new mortgage loan substantially similar to such Mortgage Loan.

         (b) Subject to Section 4.08(c) below, to the extent any Mortgage Loan contains a clause granting a right of assumption to a qualified substitute Mortgagor upon the sale, conveyance or transfer of the related Mortgaged Property, the Master Servicer shall enter into an assumption agreement with such qualified substitute Mortgagor, pursuant to which such substitute Mortgagor becomes liable under the Mortgage Note. If any Person other than the Mortgagor has, pursuant to the related Mortgage Loan Documents, undertaken to indemnify the mortgagee and, in connection with an assumption of the type referred to in the preceding sentence, the related Mortgage Loan Documents permit a substitution of such third-party indemnitor by a qualified substitute indemnitor, the Master Servicer shall enter into an assumption of liability agreement with such qualified substitute indemnitor, pursuant to which such substitute indemnitor becomes liable under the relevant indemnification obligations. The Master Servicer is also authorized to enter into a substitution of liability agreement with such substitute Mortgagor, pursuant to which the original Mortgagor is released from liability and such substitute Mortgagor is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, however, that such substitute Mortgagor must satisfy the requirements set forth in the related Mortgage Loan Documents or the underwriting requirements customarily imposed by prudent commercial mortgage lenders as a condition to approval of a borrower on a new mortgage loan substantially similar to such Mortgage Loan.

         (c) If the Master Servicer recommends taking any action pursuant to
Section 4.08(a) or (b), it shall promptly provide the Special Servicer with such recommendation and analysis and shall provide the Special Servicer a copy of the materials upon which such recommendation is based. The Special Servicer shall have the right hereunder to grant or withhold consent to any such agreement in accordance with the terms of the related Mortgage Loan Documents,
Section 3.18 above and Section 11.02 below. The Master Servicer shall not waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-sale" or "due-on-encumbrance" clause or in connection with any assumption until it has received the consent of the Special Servicer; provided, however, that if any such consent has not been expressly denied within fifteen (15) Business Days of the Special Servicer's receipt from the Master Servicer of the Master Servicer's written recommendation and analysis and any additional information reasonably requested by the Special Servicer or the Directing Certificateholder in connection therewith, such consent shall be deemed to have been granted. Subject to the related Mortgage Loan Documents and applicable law, neither the Master Servicer nor the Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-sale" or "due-on-encumbrance" clause under any Mortgage Loan, or approve the assumption of any Mortgage Loan, unless in any such case, all associated costs and expenses are covered without any expenses to the Trust Fund (it being understood and agreed that, except as expressly provided herein, neither the Special Servicer nor the Master Servicer shall be obligated to cover or assume any such costs or expenses). Prior to entering into any such assumption agreement, if the aggregate Stated Principal Balance of the Mortgage Loans of the assuming Mortgagor and its Affiliates and any other Mortgage Loans cross-collateralized therewith is more than (a) $20,000,000 or (b) 5% of the current outstanding Certificate Balance (as verified by the Trustee), then the Master Servicer shall obtain written confirmation from S&P stating that none of the then-current rating or ratings of all outstanding Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by S&P, as a result thereof. Prior to entering into any such assumption agreement, if the related Mortgage Loan, together with any other Mortgage Loans cross-collateralized therewith, or together with all other Mortgage Loans with the same or an affiliated Mortgagor, is one of the ten largest of the then outstanding Mortgage Loans, by Stated Principal Balance, then the Master Servicer shall obtain written confirmation from Fitch stating that none of the then-current rating or ratings of all outstanding Classes of the Certificates would be downgraded or withdrawn by Fitch, as a result thereof. The Master Servicer shall promptly deliver such confirmation to the Trustee. Neither the Master Servicer nor the Special Servicer shall (to the extent that it is within their control to prohibit such event) consent to the assumption and transfer of any Mortgaged Property which secures a Cross Collateralized Loan unless all of the Mortgaged Properties securing such group of Cross Collateralized Loans are transferred simultaneously by the respective Mortgagor.

         (d) In connection with any transfer or proposed transfer of any interest in a Mortgagor or Mortgaged Property, if the related Mortgage Loan Documents require the related Mortgagor to pay all costs and expenses (including, without limitation, any Rating Agency fees and expenses) associated with such transfer or proposed transfer, as a condition to granting its consent thereto, the Master Servicer shall require the Mortgagor to pay such costs and expenses in accordance with the related Mortgage Loan Documents. If the related Mortgage Loan Documents limit the amount of such costs and expenses that the related Mortgagor may be required to pay, the Master Servicer shall require the related Mortgagor to pay such costs and expenses, subject to such limitation and any costs and expenses exceeding such limitation shall be an expense of the Trust Fund. If the related Mortgage Loan Documents do not provide for the related Mortgagor's payment of all or any part of such costs and expenses and applicable law permits the Master Servicer to require the related Mortgagor to pay such costs and expenses, the Master Servicer will require the related Mortgagor to pay such costs and expenses, to the extent permitted by law. If the related Mortgage Loan Documents expressly provide that the related Mortgagor shall not pay such costs and expenses, or if applicable law prohibits the Master Servicer from requiring the related Mortgagor to pay such costs and expenses, such costs and expenses shall be an expense of the Trust Fund. Notwithstanding the foregoing, if the related Mortgage Loan Documents do not expressly provide that the related Mortgagor shall not pay such costs and expenses and if applicable law permits the Master Servicer to require the related Mortgagor to pay such costs and expenses and the Master Servicer fails to so require the related Mortgagor to pay all such costs and expenses, the Master Servicer shall apply any portion of the assumption fee due to the Master Servicer from the related Mortgagor in connection with such transfer or proposed transfer to cover such costs and expenses.

         Each of the Master Servicer and the Special Servicer shall be entitled to receive a percentage of any remaining portion of such assumption fee (such remaining portion, a "Net Assumption Fee") as additional compensation, pursuant to Sections 4.12 and 6.13. Neither the Master Servicer nor the Special Servicer shall waive in full or part any assumption fee, to the extent it would constitute additional compensation payable to the other Servicer, without first obtaining the consent of such other Servicer. Neither the Master Servicer nor the Special Servicer shall waive in full or part the payment of any expense by a Mortgagor, to the extent it would affect the additional compensation payable to the other Servicer, without first obtaining the consent of such other Servicer. Notwithstanding the foregoing, or anything contained in Section 3.18(d) to the contrary, in the event that the Master Servicer or the Special Servicer agrees to waive in full or part any fee or expense payable by a Mortgagor and the other Servicer does not consent to such waiver, such waiver shall not affect the amount of additional compensation payable to the other Servicer and such other Servicer's additional compensation will be calculated as if no such waiver had been granted.

         (e) In connection with any assumption under this Section 4.08, no material term of the Mortgage Note (including, but not limited to, the Mortgage Rate, the amount of the Monthly Payment, any interest rate floor or cap applicable to the calculation of the Mortgage Rate and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Master Servicer shall forward to the Custodian the original substitution or assumption agreement and shall forward to the Trustee a copy of such substitution or assumption agreement.

         (f) Notwithstanding the foregoing or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any conveyance by a Mortgagor of a Mortgaged Property or any assumption of a Mortgage Loan by operation of Law that the Master Servicer in good faith determines it may be restricted by Law from preventing. The Master Servicer shall deliver prompt written notice to the Trustee of any such determination or assumption.

         (g) The Master Servicer shall notify each Rating Agency if it shall have actual knowledge that such assumption results in any Mortgagor, or any affiliate or principal thereof, representing ownership interest in more than 5% of the Mortgagors by outstanding principal balance of the Mortgage Loans.

     Section 4.09 Review of Property Inspections, Operating Statements and Rent Rolls.

         (a) The Master Servicer shall inspect or cause to be inspected each related Mortgaged Property and shall verify and deliver a copy of a Property Inspection Report in substantially the form of Exhibit M hereto to the Trustee at such times and in such manner as are consistent with Accepted Master Servicing Practices; provided that (i) each Mortgaged Property securing a Mortgage Loan with an outstanding principal balance in excess of $2,000,000 or 2% of the current aggregate principal balance of all Mortgage Loans shall be inspected and a Property Inspection Report shall be delivered at least once a year and (ii) each other Mortgaged Property securing a Mortgage Loan shall be inspected and a Property Inspection Report shall be delivered at least once every two years; provided, however, that any Mortgaged Property securing a Mortgage Loan which becomes a Specially Serviced Mortgage Loan shall be inspected promptly by the Special Servicer after the Servicing Transfer Event occurs and, so long as the related Mortgage Loan is a Specially Serviced Mortgage Loan, annually thereafter. A copy of each Property Inspection Report prepared by the Special Servicer shall be delivered by hard copy or electronic means to the Master Servicer and the Directing Certificateholder promptly, but in any event within 30 days after such inspection.

         (b) The Master Servicer shall, within thirty (30) Business Days of receipt, verify any operating statements and rent rolls prepared by a Mortgagor of a Mortgaged Property in accordance with the terms of the Mortgage Loan for compliance with any covenants contained in the related Mortgage Loan Documents. Within 105 calendar days after the end of each quarter for the trailing or quarterly information received (or 180 calendar days after the end of each year for annual information received), commencing in the quarter ending on December 31, 2000 for current year trailing data and January 1, 2001 for annual, year end data, the Master Servicer shall deliver to the Trustee, the Directing Certificateholder and each Rating Agency upon request by electronic means the Operating Statement Analysis Reports and NOI Worksheets for each Mortgaged Property, provided that the Master Servicer has timely received (either directly or from a subservicer or the Special Servicer) the related operating statements and rent rolls from the related Mortgagor. The Special Servicer shall provide to the Master Servicer the related data fields for, and hard copies of, operating statements and rent rolls at least 10 days (or some other time as agreed by the Master Servicer and the Special Servicer) prior to the applicable time period for the Master Servicer's delivery of the Operating Statement Analysis Reports and the NOI Worksheets as set forth in
Section 4.09(b).

     Section 4.10      Reports of the Master Servicer and the Trustee.

         (a) The Master Servicer shall prepare, or cause to be prepared, and deliver to the Trustee, the Special Servicer and the Directing Certificateholder, in an electronic format reasonably acceptable to the Trustee, consistent with Accepted Master Servicing Practices not later than
(i) 5:00 p.m. New York City time on the second Business Day immediately preceding each Distribution Date, a copy of the CMSA Loan Periodic Update File, (ii) the second Business Day immediately preceding each Distribution Date after April, 2001, all remaining CMSA IRP Reports (except those not prepared by the Master Servicer); provided, however, that, the supplemental reports (7) and (8) in the definition of CMSA IRP shall be delivered on a quarterly basis. Each such report shall be in respect of the related Remittance Period on a Mortgage Loan-by-Mortgage Loan basis to the extent applicable.

         (b) The Master Servicer shall, upon the Trustee's reasonable request, provide such other customary information relating to the Mortgage Loans as is necessary for the Certificateholders to prepare their federal, state and local income tax returns.

         (c) The Master Servicer shall prepare and distribute (with copies to each of the Special Servicer and the Directing Certificateholder) all information statements relating to payments on the Mortgage Loans in accordance with all applicable federal and state laws and regulations. Upon prior written request of the Trustee, the Master Servicer shall prepare such other reports as may be reasonably requested in writing by the Trustee or the Rating Agencies (with copies to each of the Special Servicer and the Directing Certificateholder). The Master Servicer shall be entitled to charge a reasonable fee reflecting the internal and external costs to such Master Servicer of preparing any such report and such fee shall be charged to the Person making such a request to the Trustee (other than the Rating Agencies, the Special Servicer and the Directing Certificateholder, in which case such expenses shall be an expense of the Trust Fund and paid as a Servicing Advance).

         (d) The Master Servicer shall notify the Depositor, the Special Servicer and the Directing Certificateholder of the occurrence of a Required Appraisal Date or a Collateral Value Adjustment within five (5) Business Days of its knowledge of the occurrence of any such event. The Special Servicer shall notify the Depositor, the Master Servicer and the Directing Certificateholder of the occurrence of a Required Appraisal Date or a Collateral Value Adjustment within five (5) Business Days of its knowledge of the occurrence of any such event.

         (e) The Master Servicer shall provide the reports and files through electronic format or on its website (except (i) for the CMSA Bond Level File and the CMSA Collateral Summary File, and (ii) that the Master Servicer shall only be required to provide the CMSA Loan Setup File to the extent received) listed in Exhibit H in the format and frequency set forth in Exhibit H to the Directing Certificateholder at the times indicated in Section 4.10(a). The Trustee shall provide the CMSA Bond Level File and the CMSA Collateral Summary File listed in Exhibit H through electronic format or on its website in the format and frequency set forth in Exhibit H to the Directing Certificateholder.

         (f) The Master Servicer shall prepare and deliver to the F/X Counterparty, the Depositor, the Trustee, the Special Servicer and the Directing Certificateholder, not later than 12:00 noon New York City time one Business Day prior to each F/X Payment Date, a copy of a report specifying the total amount to be remitted by the Master Servicer to the F/X Counterparty with respect to the Canadian Loan pursuant to the Foreign Currency Exchange Contract.

         (g) If, with respect to the Canadian Loan, (i) the Master Servicer has knowledge that an unscheduled payment or collection may be received, or
(ii) the Master Servicer has knowledge that a Monthly Payment and the related P&I Advance may not be made, the Master Servicer shall notify the Depositor, the Trustee, the Special Servicer, the Directing Certificateholder and the F/X Counterparty by telephone or facsimile transmission within one Business Day of obtaining any such knowledge. Such notice shall indicate (i) with respect to a notice of an event described in clause (i) of the preceding sentence, the amount of such unscheduled payment or collection and the date made or received or expected to be made or received and (ii) with respect to a notice of an event described in clause (ii) of the preceding sentence, the amount of the Monthly Payment and the amount by which it may exceed any related P&I Advance. The Master Servicer shall indicate to the F/X Counterparty in connection with giving any such notice that it is not the notice required under the Foreign Currency Exchange Contract and therefore shall not obligate the Master Servicer or the Trustee to make any payment on an F/X Payment Date.

         (h) The Master Servicer shall notify the Depositor and the F/X Counterparty within one (1) Business Day, with copy to the Trustee, the Special Servicer and the Directing Certificateholder, of the occurrence of any of the following events:

                    (i) the Canadian Loan is cancelled, satisfied or paid in full;

                   (ii) the Trust Fund has obtained title to any Mortgaged Property securing the Canadian Loan by foreclosure or otherwise;

                  (iii) the Trust Fund has sold, transferred or otherwise disposed of all the REO Property which, prior to becoming REO Property, secured the Canadian Loan; or

                   (iv) the Canadian Loan is subject to a modification or amendment in respect to the related payment term.

In connection with an event discussed in clause (ii) above, the Master Servicer shall specify an effective date for the Foreign Currency Exchange Contract as required thereunder, only if the Opinion of Counsel referenced in
Section 6.03(h) has been obtained.

         (i) The Master Servicer shall notify the Depositor, the Trustee, the Special Servicer and the Directing Certificateholder and the F/X Counterparty pursuant to this Agreement and the Foreign Currency Exchange Contract of the occurrence of a Required Appraisal Date or a Collateral Value Adjustment within one Business Day of the occurrence of any such event.

         (j) Subject to Section 1.04(b), all reports hereunder with respect to amounts collected in connection with the Canadian Loan or the related Mortgaged Properties shall report such amounts in U.S. dollars based on the exchange rate between Canadian dollars and U.S. dollars specified in the Foreign Currency Exchange Contract, whether or not then in effect.

         (k) The Master Servicer shall notify the Depositor, the Trustee, the Special Servicer, the Directing Certificateholder and the Rating Agencies within one (1) Business Day of any termination or modification of the Foreign Currency Exchange Contract.

     Section 4.11      Confirmation of Balloon Payment.

         The Master Servicer shall send a letter by first class mail to each related Mortgagor on a Balloon Mortgage Loan not earlier than twelve (12) months and at least six (6) months prior to the related Maturity Date reminding such Mortgagor of such Maturity Date and requesting that not later than ninety (90) days prior to such Maturity Date such Mortgagor confirm in writing that the payment due on such Maturity Date will be made on such date and describe in reasonable detail any arrangements made or to be made with regard to the payment of such Balloon Payment.

     Section 4.12      Master Servicer Compensation.

         (a) The Master Servicer shall be entitled to a fee (the "Master Servicing Fee"), with respect to each Mortgage Loan that shall be equal to the product of (a) the related Master Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month calculated for the same period respecting which any related interest payment on each Mortgage Loan is calculated. The Master Servicing Fee is payable solely from the interest portion of the Monthly Payment on the related Mortgage Loan plus Liquidation Proceeds, Excess Insurance Proceeds, Excess Condemnation Proceeds and REO Proceeds with respect to such Mortgage Loan, to the extent permitted by Section 4.03(a)(ii) hereof. The Master Servicer shall also be entitled to receive as part of its servicing compensation net reinvestment income pursuant to Sections 4.02(b) and 4.06(b), and certain fees described in clause (2) of Section 4.02(c) with respect to any Mortgage Loan that is not a Specially Serviced Mortgage Loan (subject to 4.08(d) and except for NSF check charges which may be retained by the Master Servicer for any Mortgage Loan) and as otherwise permitted under this Agreement.

         (b) The Master Servicer shall be entitled to receive the following items as additional servicing compensation (the following items, collectively, "Additional Master Servicing Compensation"):

                    (i) pursuant to Sections 3.18(d), 4.08(d) and 6.13, 50% of any and all Net Assumption Fees, modification fees, extension fees, consent fees, waiver fees and earnout fees actually paid by a Mortgagor with respect to any Mortgage Loan (other than with respect to any Specially Serviced Mortgage Loan) for which the Master Servicer has not engaged a subservicer;

                    (ii) pursuant to Sections 3.18(d), 4.08(d) and 6.13, 87.5%
                         of any and all Net Assumption Fees, modification fees, extension fees, consent fees, waiver fees and earnout fees actually paid by a Mortgagor with respect to any Mortgage Loan (other than with respect to any Specially Serviced Mortgage Loan) for which the Master Servicer has engaged a subservicer (it being expressly understood that (A) 75% of such fees will be paid to the Master Servicer for further payment to any such subservicer and (B) the Master Servicer shall be entitled to retain 12.5% of any such fees as Additional Master Servicing Compensation);

                   (iii) any and all charges for beneficiary statements or
                         demands, amounts collected for checks returned for insufficient funds and other loan processing fees actually paid by a Mortgagor with respect to a Mortgage Loan and, in the case of checks returned for insufficient funds, with respect to a Specially Serviced Mortgage Loan;

                   (iv) any and all Prepayment Interest Excesses collected on the Mortgage Loans; and

                    (v) interest or other income earned on deposits in the Collection Account, pursuant to Section 4.02(b).

To the extent that any of the amounts described in the preceding paragraph are collected by the Special Servicer, the Special Servicer shall promptly pay such amounts to the Master Servicer.

     Section 4.13      Adjustment of Master Servicer's Compensation.

         Notwithstanding anything set forth in this Agreement, the Master Servicer's compensation for the period ending on a Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) any excess of any Prepayment Interest Shortfall over the sum of any Prepayment Interest Excess and any Prepayment Premiums available for such Distribution Date and (b) the Master Servicing Fee for such Distribution Date calculated using a Master Servicing Fee Rate of 0.02% per annum (or the actual Master Servicing Fee Rate for the related Mortgage Loan if such Prepayment Interest Shortfall is the result of the Master Servicer's failure to enforce a provision of the Mortgage Loan Documents requiring prepayments to be made on a Due Date). The Master Servicer shall be entitled to retain on any Distribution Date the lesser of (a) any amounts by which its Master Servicing Fee shall have been reduced pursuant to the immediately preceding sentence on prior Distribution Dates which have not been paid to the Master Servicer pursuant to this sentence on prior Distribution Dates, and (b) the excess of (i) the sum of any Prepayment Interest Excess and any Prepayment Premium for such Distribution Date over (ii) any Prepayment Interest Shortfall for such Distribution Date.

     Section 4.14      Implementation of Operations and Maintenance Plans.

         To the extent an operations and maintenance plan is required to be established and executed pursuant to the terms of the related Mortgage Loan Documents, the Master Servicer shall use reasonable efforts to enforce any such plans in accordance with the terms of the Mortgage Loan Documents.

     Section 4.15      [RESERVED].

     Section 4.16      Foreign Currency Exchange Contract.

         (a) The Master Servicer shall administer and enforce the Foreign Currency Exchange Contract on behalf of the Trustee for the benefit of the Certificateholders in accordance with the terms thereof.

         (b) The Master Servicer shall deliver to the Depositor, Trustee and the F/X Counterparty the required notice of payment pursuant to Section 4.10(f). The amount reported in such notice will include all collections expected to be received with respect to the Canadian Loan or, if applicable, the related REO Property, and any P&I Advances required to be made hereunder with respect thereto net of any amounts the Master Servicer withdraws from the Collection Account pursuant to Section 4.03(a)(i), (iii), (iv), (v), (vi) and
(vii) and any amounts the Master Servicer is not required to deposit into the Collection Account pursuant to Section 4.02(c).

         (c) Two Business Days immediately prior to each Distribution Date (each an "F/X Payment Date") the Master Servicer shall remit to the F/X Counterparty pursuant to the terms of the Foreign Currency Exchange Contract in Canadian dollars the net amount described in clause (b) above.

         (d) If the Foreign Currency Exchange Contract is terminated pursuant to its terms or as a result of a default thereunder by the F/X Counterparty, the Master Servicer shall prior to the Master Remittance Date exchange the amounts in Canadian dollars otherwise payable to the F/X Counterparty for U.S. dollars at the then-current foreign currency exchange rate (the "F/X Market Rate"). U.S. dollars obtained pursuant to such currency exchange shall be deposited into the Collection Account and shall be remitted to the Trustee on the Master Remittance Date pursuant to Section 4.04.


                                  ARTICLE V

                                  [RESERVED]

                                 ARTICLE VI

                              SPECIAL SERVICING

     Section 6.01     The Special Servicer.

         The Special Servicer, as independent contract servicer, shall, notwithstanding any other provisions hereof, service and administer the Specially Serviced Mortgage Loans and REO Property on behalf of and in the best interests of and for the benefit of the Certificateholders (as determined by the Special Servicer in its good faith and reasonable judgment) in accordance with Accepted Special Servicing Practices. In the event that a Mortgage Loan becomes a Specially Serviced Mortgage Loan, subject to the provisions contained in this Article VI, the Master Servicer shall continue to collect all Monthly Payments called for under the terms and provisions of the Mortgage Loan in accordance with Section 4.02, except as otherwise directed by the Special Servicer in writing.

     Section 6.02      Transfer to Special Servicing.

         (a) The Master Servicer shall notify the Trustee, the Depositor, the Special Servicer and the Directing Certificateholder as promptly as practicable by telephone and in an electronic format reasonably acceptable to the Trustee after it becomes aware of (i) any facts or circumstances that might result in any Mortgage Loan becoming a Specially Serviced Mortgage Loan or (ii) the occurrence of a Servicing Transfer Event. If applicable, such notification shall include a discussion of all appropriate courses of action that might be employed to prevent the Mortgage Loan in question from becoming a Specially Serviced Mortgage Loan, shall identify any Cross Collateralized Loan that is cross-collateralized with the Mortgage Loan in question and shall, to the extent applicable, set forth the information substantially in the form of Exhibit S hereto. The Master Servicer shall provide to the Trustee, the Depositor, the Special Servicer and the Directing Certificateholder as promptly as practicable after request any additional information reasonably requested thereby with respect to such Mortgage Loan.

         (b) Unless the Master Servicer and the Special Servicer with respect to a Mortgage Loan are the same Person, not later than two (2) Business Days after the occurrence of a Servicing Transfer Event, the Master Servicer shall send a letter by first class mail in substantially the form of Exhibit S hereto (with a copy to the Special Servicer and the Directing Certificateholder) notifying the related Mortgagor that the related Mortgage Loan, and, if instructed in writing by the Directing Certificateholder, any Cross-Collateralized Loan that is cross-collateralized with such Mortgage Loan has become a Specially Serviced Mortgage Loan and instructing such Mortgagor to direct all future notices and communications to the Special Servicer but to continue making Monthly Payments to the Master Servicer unless otherwise directed by the Special Servicer in writing.

         (c) Not later than five (5) Business Days after the occurrence of a Servicing Transfer Event, the Master Servicer shall provide the Special Servicer with copies of all information, documents and records (including records stored electronically on computer tapes, magnetic disks and the like) in its possession relating to each Mortgage Loan with respect to which notice is required to be delivered pursuant to clause (a) above. The Master Servicer and the Special Servicer shall take all other actions necessary or appropriate to effect a transfer of servicing pursuant to this Section 6.02 or Section 6.12, including but not limited to the preparation, execution and delivery of any and all necessary or appropriate documents and other instruments, and will cooperate fully with each other and the Master Servicer in effecting such transfer as promptly as possible. Servicing of a Mortgage Loan shall be automatically transferred to the Special Servicer on the Servicing Transfer Date.

         (d) Following the related Servicing Transfer Date and prior to the restoration of the related Mortgage Loan pursuant to Section 6.12 to standard servicing, the Master Servicer shall not have any further dealings or communications with the related Mortgagor except as administrator of the Collection Account and Escrow Account. The Master Servicer shall maintain up-to-date information on each Mortgage Loan which becomes a Specially Serviced Mortgage Loan in order to properly administer the Collection Account and Escrow Account, to enable it to resume all servicing obligations with respect to a Mortgage Loan which ceases to be a Specially Serviced Mortgage Loan as promptly as possible pursuant to Section 6.12 and to provide any reports required under Article IV hereof. The Special Servicer shall promptly provide to the Master Servicer all information available to the Special Servicer and not available to such Master Servicer necessary to maintain such up-to-date information.

         (e) Not later than two (2) Business Days after the Servicing Transfer Date, the Special Servicer shall send a letter by first class mail substantially in the form of Exhibit T hereto notifying the related Mortgagor that servicing has been transferred to the Special Servicer.

     Section 6.03     Servicing of Specially Serviced Mortgage Loans.

         (a) The Trustee shall notify the Special Servicer of the name and address of each Directing Certificateholder within 10 days of its learning of same. The Master Servicer shall notify the Directing Certificateholder of the occurrence of such Servicing Transfer Event within two Business Days.

         (b) Subject to Accepted Special Servicing Practices, Sections 3.18, 6.03(c) and 6.14 and the other terms of this Agreement, in servicing and administering any Specially Serviced Mortgage Loan or REO Property, the Special Servicer shall have full power and authority to do any and all things in connection with such servicing and administration that it may deem in its best judgment necessary or advisable including, without limitation, to execute and deliver on behalf of the Trustee and the Certificateholders any and all instruments of satisfaction or cancellation or of partial release or full release or discharge and all other comparable instruments with respect to such Specially Serviced Mortgage Loan or such REO Mortgage Loan or pursuant to Accepted Special Servicing Practices to agree to any modification, assumption, extension, waiver or amendment of any term and to defer, reduce or forgive payment of interest and/or principal of any such Specially Serviced Mortgage Loan provided, however, with respect to any such modification, assumption, extension, waiver or amendment, the Special Servicer has determined in its reasonable judgement that such modification, assumption, extension, waiver or amendment is expected to increase the recovery value of the related Mortgage Loan on a net present value basis. Notwithstanding the foregoing, the Special Servicer shall not release, substitute, or add any Mortgaged Property, except as otherwise provided in the related Mortgage Loan Documents, unless such Special Servicer shall have obtained written confirmation from each Rating Agency stating that upon such release, substitution or addition none of the then-current rating or ratings of all outstanding Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by each Rating Agency as a result thereof. The Special Servicer may not extend the scheduled maturity date of any Specially Serviced Mortgage Loan to a date later than three years prior to the Rated Final Distribution Date provided that if such Mortgage is secured by a leasehold interest, the related scheduled maturity date may not be extended to a date later than twenty years prior to the expiration of the related ground lease; and provided, further, that if such Mortgage Loan is a Balloon Mortgage Loan, the related scheduled maturity date may not be extended to a date later than the amortization term thereof absent the related Balloon Payment. Notwithstanding the foregoing, no such extension may be effected unless the Special Servicer shall deliver to the Trustee an Officer's Certificate certifying that in the judgment of such Special Servicer such extension is expected to increase the recovery value of the related Mortgage Loan on a net present value basis; provided that such certificate shall not represent any assurances that any such recovery will actually be realized. The expenses incurred in connection with the preparation of certain such instruments shall be reimbursed to the Special Servicer pursuant to
Section 3.15. The Special Servicer may from time to time request any powers of attorney and other documents necessary or appropriate to enable the Special Servicer to carry out its servicing and administrative duties hereunder. If it shall make such request, the Special Servicer shall prepare for signature by the Trustee, and the Trustee shall sign any such powers of attorney or other documents necessary or appropriate to carry out such duties hereunder. In addition to the duties and obligations set forth in this Article VI, as to any Specially Serviced Mortgage Loan the Special Servicer shall assume the rights and obligations of the Master Servicer with respect to a Mortgage Loan set forth in Sections 4.08 and 4.09(b) (but not any liabilities incurred by the Master Servicer prior to the related Servicing Transfer Date) with respect to any Specially Serviced Mortgage Loan and any REO Properties, and Section 4.07 with respect to any REO Properties and, to the extent it receives a certificate from a Master Servicer that any amount is due in connection with maintaining any Insurance Policy pursuant to Section 4.07 with respect to any such Specially Serviced Mortgage Loan, with respect to paying or collecting any such amount. Any insurance required to be maintained by the Special Servicer with respect to REO Properties pursuant to this Section 6.03 and
Section 4.07. shall be maintained with Qualified Insurers.

         Except for a duty or obligation of the Master Servicer not assumed by the Special Servicer pursuant to Section 6.02(d), the Master Servicer shall not have any such duty or obligation with respect to a Mortgage Loan unless and until such Mortgage Loan ceases to be a Specially Serviced Mortgage Loan.

         (c) No later than thirty (30) days after a Servicing Transfer Date for a Mortgage Loan, the Special Servicer shall deliver to the Trustee, the Depositor, the Master Servicer, each Rating Agency and the Directing Certificateholder, a report (the "Asset Strategy Report") with respect to such Mortgage Loan and the related Mortgaged Property. Such Asset Strategy Report shall set forth the following information to the extent reasonably determinable:

                    (i) summary of the status of such Specially Serviced Mortgage Loan and any negotiations with the related Mortgagor;

                   (ii) consideration of alternatives to the exercise of remedies (such as forbearance relief, modification of the terms and conditions of such Mortgage Loan, disposition of the Specially Serviced Mortgage Loan or the related Mortgaged Property and application of the proceeds of such disposition to the outstanding principal balance of such Mortgage Loan and interest thereon, or abandonment of the related Mortgaged Property);

                  (iii) a discussion of the probable time frames and estimated amount of any related Servicing Advances applicable to each of the alternatives referred to above;

                   (iv) a discussion of the legal and environmental considerations reasonably known to the Special Servicer, consistent with the Accepted Special Servicing Practices, that are applicable to the exercise of remedies as aforesaid and to the enforcement of any related guaranties or other collateral for the related Mortgage Loan and a recommendation as to whether outside legal counsel should be retained;

                    (v) estimated budgets for any operating or capital funds expected to be required for the related Mortgaged Property;

                   (vi) the most current rent roll available for and any strategy for the leasing or releasing of the related Mortgaged Property;

                  (vii) the Special Servicer's analysis and recommendations (which will include a discussion of alternative courses of action and a comparison of the probable benefits and detriments of each alternative course of action) on how such Specially Serviced Mortgage Loan might be returned to performing status and returned to the Master Servicer for regular servicing under
                         Article IV hereof or otherwise realized upon; and

                 (viii) such other information as the Special Servicer deems relevant in light of the Accepted Special Servicing Practices.

         The Asset Strategy Report shall specifically identify any actions described in Section 11.02(h) that the Special Servicer believes to be courses of action or alternatives to remedies that may be advisable with respect to such Mortgage Loan and related Mortgaged Property.

         If within ten (10) Business Days of receiving an Asset Strategy Report, the Directing Certificateholder does not disapprove such Asset Strategy Report in writing, the Special Servicer shall implement the recommended action as outlined in such Asset Strategy Report; provided, however, that any such action is not contrary to applicable Law, the terms of the applicable Mortgage Loan Documents or Accepted Special Servicing Practices. If the Directing Certificateholder disapproves such Asset Strategy Report, the Special Servicer will revise such Asset Strategy Report and deliver to the Trustee, each Directing Certificateholder, the Master Servicer and each Rating Agency a new Asset Strategy Report as soon as practicable. The Special Servicer shall revise such Asset Strategy Report as described above in this Section 6.03(c) until the Directing Certificateholder shall fail to disapprove such revised Asset Strategy Report in writing within ten (10) Business Days of receiving such revised Asset Strategy Report; provided, however, the Special Servicer shall implement the last submitted Asset Strategy Report if 30 days have elapsed since the Directing Certificateholder's receipt of the Initial Asset Strategy Report. The Special Servicer may, from time to time, subject to Section 11.02(h), modify any Asset Strategy Report it has previously delivered and implement such report, provided such report shall have been prepared, reviewed and not rejected pursuant to the terms of this Section and Section 11.02(g). Notwithstanding the foregoing, the Special Servicer (i) may, following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action set forth in such Asset Strategy Report before the expiration of a ten
(10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interest of the Certificateholders and it has made a reasonable effort to contact the Directing Certificateholder and (ii) in any case, shall determine whether such disapproval is not in the best interest of all the Certificateholders pursuant to Accepted Special Servicing Practices. Upon making the determination set forth in clause (ii) above, the Special Servicer shall either implement the last submitted Asset Strategy Report or notify the Trustee of such rejection and deliver to the Trustee a proposed notice to Certificateholders which shall include the Asset Strategy Report, and the Trustee shall send such notice to all Certificateholders (or, to the extent known to the Trustee, Certificate Owners). If the majority of such Certificateholders (including Certificate Owners), as determined by Certificate Balance, fail within five (5) days of the Trustee's sending such notice to reject such Asset Strategy Report, the Special Servicer shall implement the same. If the Asset Strategy Report is rejected by the Certificateholders, the Special Servicer shall revise such Asset Strategy Report as described above in this Section 6.03(c). The Trustee shall be entitled to reimbursement from the Trust Fund for the reasonable expenses of providing such notices.

         (d) The Special Servicer shall have the authority to meet with the Mortgagor for any Specially Serviced Mortgage Loan and take such actions consistent with Accepted Special Servicing Practices and the related Asset Strategy Report. The Special Servicer shall not take any action inconsistent with the related Asset Strategy Report unless required pursuant to this
Section 6.03 or Accepted Special Servicing Practices.

         (e) Upon request of any Certificateholder (or any Certificate Owner, if applicable, which shall have provided the Trustee with evidence satisfactory to the Special Servicer and the Trustee of its interest in a Certificate pursuant to Section 11.04), or Rating Agency, the Trustee shall mail, at the expense of the requesting party, to the address specified in such request a copy of the most current Asset Strategy Report for any Specially Serviced Mortgage Loan or REO Property, unless prohibited by applicable law or the related Mortgage Loan documents and only upon execution of a confidentiality agreement by the requesting party; provided, however, that no Asset Strategy Report shall be delivered to the Mortgagor on the related Specially Serviced Mortgage Loan, an affiliate thereof or a Person acting on behalf of the Mortgagor.

         (f) The Special Servicer shall not acquire any personal property on behalf of the Trust Fund pursuant to this Agreement unless either:

                    (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

                    (ii) the Special Servicer shall have obtained an Opinion
                         of Counsel to the effect that the holding of such personal property by the Trust Fund will not cause the imposition of a tax on the Trust Fund under the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         (g) Prior to delivering an Asset Strategy Report to any Holder of a Class A1, Class A2, Class A3, Class B, Class C, Class D or Class E Certificate, the Trustee shall have obtained an acknowledgment in the form of Exhibit K from the recipient thereof that U.S. securities law may restrict the use of the information in the Asset Strategy Report. In addition, prior to delivery of an Asset Strategy Report to any Certificateholder or Certificate Owner, the Trustee shall have obtained a certification and agreement from the recipient in the form of Exhibit K thereof to the effect that it is not the Mortgagor with respect to the related Mortgage Loan, an affiliate thereof or a Person acting on behalf of such Mortgagor and that it will protect the confidentiality of such information.

         (h) Before obtaining title for the Trust Fund to a Mortgaged Property securing the Canadian Loan as a result or in lieu of foreclosure or otherwise, the Special Servicer shall obtain an Opinion of Counsel, the cost of which shall be an expense of the Trust Fund, to the effect that the inclusion of the related Mortgaged Property and Foreign Currency Exchange Contract in REMIC I would not cause REMIC I to be disqualified as a REMIC; provided that if the Special Servicer is unable to obtain such Opinion of Counsel, it shall not proceed to obtain title for the Trust Fund to such Mortgaged Property unless the most recent Asset Strategy Report indicated that such course of action was the most favorable course of action even if the Foreign Currency Exchange Contract would be terminated upon taking title to such Mortgaged Property.

         (i) Notwithstanding anything to the contrary in this Agreement, the Special Servicer (acting on its own or through a subservicer) shall not service the Canadian Loan on behalf of the Trust Fund (other than collecting periodic rent rolls, collecting Mortgagor financial statements, making and forwarding reports, inspecting property and any other similar servicing activities) from an office located in Canada, unless (A) the Special Servicer has obtained an Opinion of Counsel at the expense of the Trust Fund to the effect that such action will not (i) cause the Trust Fund or the Trustee to be or to be deemed to be resident for the purposes of the Canadian Income Tax Act and therefore cause the Trust Fund or the Trustee to be subject to tax under the Canadian Income Tax Act (other than with respect to withholding taxes, if any, under Part XIII of the Canadian Income Tax Act on payments made pursuant to the Canadian Loans); (ii) cause the Trust Fund or the Trustee to be subject to Canadian federal or provincial sales or value added taxes; or (iii) cause the Trust Fund or the Trustee to be subject to compliance with the Canadian Bank Act or (B) Canadian law requires certain servicing activities to be conducted from offices located in Canada.

         Notwithstanding anything to the contrary in this Agreement, in connection with any foreclosure proceedings relating to the Canadian Loan, the Special Servicer shall not enter into possession of any of the Canadian properties or in any manner carry on the business of the related Mortgagor on behalf of the Trust Fund other than by way of a receiver appointed by the applicable Canadian court; unless, in any such case, the Special Servicer has obtained an Opinion of Counsel at the expense of the Trust Fund to the effect that such action will not (i) cause the Trust Fund or the Trustee to be or to be deemed to be resident for the purposes of the Canadian Income Tax Act and therefore cause the Issuer or the Trustee to be subject to tax under the Canadian Income Tax Act (other than with respect to withholding taxes, if any, under Part XIII of the Canadian Income Tax Act on payments made pursuant to the Canadian Loan); (ii) cause the Trust Fund or the Trustee to be subject to Canadian federal or provincial sales or value added taxes; or (iii) cause the Trust Fund or the Trustee to be subject to compliance with the Canadian Bank Act.

     Section 6.04      Management of REO Property.

         (a) The Special Servicer, on behalf of the Trust Fund, shall sell any REO Property not later then the end of the third calendar year following the year of acquisition of such REO Property for purposes of Section 860G(a)(8) of the Code, unless (i) the Internal Revenue Service grants an extension of time to sell such REO property or (ii) the Special Servicer obtains for the Trustee (which shall be an expense of the Trust) an Opinion of Counsel, addressed to the Trustee, and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to the third anniversary of such acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. Subject to Section 6.04(e), the Special Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

         (b) Subject to clause (e) below, the Special Servicer shall not:

                    (i) permit the Trust Fund to enter into, renew or extend any new lease with respect to any REO Property, if the new lease by its terms will give rise to any income that does not constitute Rents from Real Property;

                    (ii) permit any amount to be received or accrued under any new lease other than amounts that will constitute Rents from Real Property;

                   (iii) authorize or permit any construction on any REO
                         Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

                    (iv) Directly Operate, or allow any other Person (other
                         than an Independent Contractor) to Directly Operate, any REO Property on any date more than 90 days after its Acquisition Date;

unless, in any such case, the Special Servicer has obtained an Opinion of Counsel to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Special Servicer may take such actions as are specified in such Opinion of Counsel.

         (c) Any REO Property acquired by the Special Servicer hereunder shall be acquired in the name of the Trustee for the benefit of the Certificateholders or, provided the Special Servicer has received an Opinion of Counsel that the following will not affect adversely the status of REMIC I, REMIC II and REMIC III as REMICs, in the name of a single member limited liability company, the single member of which shall be the Trust Fund and the manager of which shall be the Special Servicer.

         (d) The Special Servicer shall, prior to the acquisition of title to any Mortgaged Property, review the operations of such property and determine the character of the income that the Trust Fund would realize if the Trust Fund acquired title to such Mortgaged Property. The Special Servicer shall undertake this analysis with a view to retaining the status of the REO Property as foreclosure property under the REMIC provisions while maximizing the net after-tax REO Proceeds received without materially adversely affecting the Special Servicer's ability to sell such REO Property.

         (e) If the Special Servicer determines, in its good faith and reasonable judgment, that if there are no other commercially feasible means of operating such Mortgaged Property as REO Property without the Trust Fund potentially or actually incurring an REO Tax it may Directly Operate the Mortgaged Property; provided, however, that the Special Servicer shall have prepared and delivered to the Trustee a written proposed plan regarding the plan of operations, the estimated income (and character thereof) derived therefrom, the estimated amount of taxes payable on such income and such other information as is necessary to make a reasoned judgment as to whether the REO Property will remain a foreclosure property and whether such plan is likely to maximize the net after tax REO income to the Trust Fund. Within a reasonable period of time after receipt of such proposed plan, the Trustee shall agree or disagree with the related tax position. The Special Servicer shall avoid subjecting the income from such Mortgaged Property to tax as either "net income from foreclosure property" or a "prohibited transaction" within the meaning of the REMIC Provisions (an "REO Tax") to the maximum extent possible.

         Neither the Special Servicer nor the Trustee shall be liable to the Certificateholders, the Trust Fund or the other parties to this Agreement or each other for errors in judgment made in good faith in the exercise of their discretion while performing their respective responsibilities under this Section.

    Section 6.05    Sale of REO Property and Specially Serviced Mortgage Loans.

         Subject to terms of the related Asset Strategy Report to the extent the conditions, procedures or requirements set forth therein are more restrictive or exacting than those set forth below, each Special Servicer agrees as follows:

         (a) The parties hereto may sell or purchase, or permit the sale of purchase of, a Mortgage Loan or REO Property only on the terms and subject to the conditions set forth in this Section 6.05 or as otherwise expressly provided in or contemplated by this Agreement.

         (b) If the Special Servicer has determined, in its reasonable, good faith judgement, that any Defaulted Mortgage Loan has or will become subject to foreclosure proceedings and that the sale of such Mortgage Loan under the circumstances provided in this Section 6.05(b) or Section 6.05(c) is in accordance with Accepted Special Servicing Standards, then the Special Servicer shall promptly so notify in writing the Trustee and, unless it is the party giving the notice, the Master Servicer, and the Trustee shall, within five (5) days after receipt of such notice, so notify all the Monitoring Class Certificateholders. Any single Monitoring Class Certificateholder or group of Monitoring Class Certificateholders may, as its or their option, within 15 days after receipt of such notice, purchase any Defaulted Mortgage Loan out of the Trust Fund at a cash price equal to the applicable Purchase Price; provided that, if more than one Monitoring Class Certificateholder or group of Monitoring Class Certificateholders desire to purchase such Defaulted Mortgage Loan, preference shall be given to the Monitoring Class Certificateholder or group of Monitoring Class Certificateholders with the largest percentage interest in the Monitoring Class. The Purchase Price for any Defaulted Mortgage Loan purchases under this Section 6.05(b) shall be deposited into the REO Account for remittance to the Trustee, and the Trustee, upon receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Certificateholder(s) effecting such purchase (or to its or their designee) the related Mortgage Loan File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in such Certificateholder(s) ownership of such Mortgage Loan. In connection with any such purchase, the Special Servicer shall deliver the related servicing file to the Certificateholder(s) effecting such purchase (or to its or their designee).

         (c) If none of the Monitoring Class Certificateholders has purchased any Defaulted Mortgage Loan described in the first sentence of Section 6.05(b) within 15 days of such Holder's having received notice in respect thereof pursuant to Section 6.05(b) above, then the Trustee shall within five (5) days of the end of such 15-day period send notice to the Master Servicer and the Special Servicer that such Mortgage Loan was not purchased by such Certificateholder(s), and either the Master Servicer or the Special Servicer (in that order of priority) may, at its option, within 15 days after receipt of such notice, purchase (or designate an Affiliate thereof to purchase) such Mortgage Loan out of the Trust Fund at a cash price equal to the Purchase Price. The Purchase Price for any such Mortgage Loan purchased under this
Section 6.05(c) shall be deposited into the REO Account for remittance to the Trustee, and the Trustee, upon receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Master Servicer or the Special Servicer (or the designated Affiliate thereof), as applicable, the related Mortgage Loan File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be proved to it and are reasonably necessary to vest in the Master Servicer or the Special Servicer (or the designated Affiliate thereof), as applicable, the ownership of such Mortgage Loan. In connection with any such purchase by the Master Servicer (or any designated Affiliate thereof), the Special Servicer shall deliver the related servicing file to the Master Servicer (or any designated Affiliate thereof). For purpose of the other sections of this Agreement, any purchase of a Defaulted Mortgage Loan by a designated Affiliate of the Master Servicer or Special Servicer pursuant to this Section 6.05(c) shall be deemed a purchase of such Defaulted Mortgage Loan by the Master Servicer or the Special Servicer, as applicable.

         (d) Subject to Section 3.18, the Special Servicer may offer to sell any Defaulted Mortgage Loan not otherwise purchased pursuant to Section 6.05(b) or Section 6.05(c) above, if and when the Special Servicer determines, in its good faith and reasonable judgement, consistent with Accepted Special Servicing Practices that such a sale would be in the best economic interests of the Certificateholders (as a collective whole). Such offer shall be made in a commercially reasonable manner (which, for purposes hereof, includes an offer to sell without representation or warranty other than customary warranties of title and condition, if liability for breach thereof is limited to recourse against the Trust Fund) for a period of not less than ten (10) days. Subject to Section 6.05(h) and Section 3.18, the Special Servicer shall accept the highest cash bid received from any Person that constitutes a fair price (determined pursuant to Section 6.05(e) below) for such Mortgage Loan.

         The Special Servicer shall use its best efforts to solicit cash bids for each REO Property in such manner as will be reasonably likely to realize a fair price within the time period provided for by Section 6.04(a). Subject to
Section 6.05(h) and Section 3.18, the Special Servicer shall accept the first (and, if multiple cash bids are received by a specified bid date, the highest) cash bid received from any Person that constitutes a fair price (determined pursuant to Section 6.05(e) below) for such REO Property. If the Special Servicer reasonably believes that it will be unable to realize a fair price (determined pursuant to Section 6.05(e) below) for any REO Property within the time constraints imposed by Section 6.04(a), the Special Servicer shall dispose of such REO Property upon such terms and conditions as the Special Servicer shall deem necessary and desirable to maximize the recovery thereon under the circumstances.

         The Special Servicer shall give the Trustee, the Master Servicer and the Directing Certificateholder not less than five (5) Business Days' prior written notice of its intention to sell any Defaulted Mortgage Loan or REO Property pursuant to this Section 6.05(d). No Interested Person shall be obligated to submit a bid to purchase any such Mortgage Loan or REO Property, and notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may bid for or purchase any Defaulted Mortgage Loan or REO Property pursuant hereto.

         (e) Whether any cash bid constitutes a fair price for any Defaulted Mortgage Loan or REO Property, as the case may be, for purposes of Section 6.05(d), shall be determined be the Special Servicer or, if such cash bid is from the Special Servicer or an Affiliate thereof, by the Trustee. In determining whether any bid received from the Special Servicer or an Affiliate thereof represents a fair price for any such Mortgage Loan or REO Property, the Trustee shall be supplied with and shall be entitled to rely on the most recent appraisal in the related Mortgage Loan File conducted in accordance with this Agreement within the preceding 12-month period (or, in the absence of any such appraisal or if there has been a material change at the subject property since any such appraisal, on a new appraisal to be obtained by the Special Servicer (the cost of which shall be covered by, and be reimbursable as, as Servicing Advance)). The appraiser conducting any such new appraisal shall be an Independent MAI appraiser that is (i) selected by the Special Servicer if neither the Special Servicer not any Affiliate thereof is bidding with respect to a Defaulted Mortgage Loan or REO Property and (ii) selected by the Trustee if either the Special Servicer or any Affiliate thereof is so bidding. Where any Interested Person is among those bidding with respect to a Defaulted Mortgage Loan or REO Property, the Special Servicer shall require that all bids be submitted to it (or, if the Special Servicer or an Affiliate thereof is bidding, shall be submitted by it to the Trustee) in writing and be accompanied by a refundable deposit of cash in an amount equal to 5% of the bid amount. In determining whether any cash bid from a Person other than the Special Servicer or an Affiliate thereof constitutes a fair price for any such Mortgage Loan or REO Property, the Special Servicer shall take into account the results of any appraisal or updated appraisal that it or the Master Servicer may have obtained in accordance with this Agreement within the preceding 12-month period, and any Independent MAI appraiser shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Mortgage Loan, the occupancy level and physical condition of the Mortgaged Property or REO Property, the state of the local economy and the obligation to dispose of any REO Property within the time period specified in Section 6.04(a). The Purchase Price for any such Mortgage Loan or REO Property shall in all cases be deemed a fair price. Notwithstanding the other provisions of this Section 6.05, no cash bid from the Special Servicer or any Affiliate thereof shall constitute a fair price for any Defaulted Mortgage Loan or REO Property unless such bid is the highest cash bid received and at least two independent cash bids (not including the bid of the Special Servicer or any Affiliate) have been received. In the event the cash bid of the Special Servicer or any Affiliate thereof is the only cash bid received or is the higher of only two cash bids received, then additional cash bids shall be solicited. If an additional cash bid or cash bids, as the case may be, are received and the original cash bid of the Special Servicer or any Affiliate thereof is the highest of all cash bids received or if no additional cash bids are received, then the cash bid of the Special Servicer or such Affiliate shall be accepted, provided that the Trustee has otherwise determined, as provided above in this Section 6.05(e), that such cash bid constitutes a fair price for any Defaulted Mortgage Loan or REO Property. Any cash bid by the Special Servicer shall be unconditional; and, if accepted, the Defaulted Mortgage Loan or REO Property shall be transferred to the Special Servicer without recourse, representation or warranty other than customary representations as to title given in connection with the sale of a mortgage loan or real property.

         (f) Subject to Sections 6.05(a) through 6.05(e) above, the Special Servicer shall act on behalf of the Trustee in negotiating with independent third parties and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, and the collection of all amounts payable in connection therewith. In connection therewith, the Special Servicer may charge prospective bidders, and may retain, fees that approximate the Special Servicer's actual costs in the preparation and delivery of information pertaining to such sales or evaluating cash bids without obligation to deposit such amounts into the Collection Account. Any sale of a Defaulted Mortgage Loan or any REO Property shall be final and without recourse (except for warranties of title and condition contemplated by Section 6.05(d)) to the Trustee or the Trust Fund, and if such sale is consummated in accordance with the terms of this Agreement, neither the Special Servicer nor the Trustee shall have any liability to any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

         (g) Any sale of a Defaulted Mortgage Loan or any REO Property shall be for cash only.

         (h) Notwithstanding any of the foregoing paragraphs of this Section 6.05, but subject to Section 3.18, the Special Servicer shall not be obligated to accept the highest cash bid if the Special Servicer determines, in its good faith and reasonable judgement, consistent with Accepted Special Servicing Practices, that rejection of such bid would be in the best interests of the Certificateholders (as a collective whole), and the Special Servicer may accept a lower cash bid (from any Person other than itself or an Affiliate) if it determines, in its good faith and reasonable judgement, consistent with Accepted Special Servicing Practices, that acceptance of such bid would be in the best interests of the Certificateholders (as a collective whole) (for example, if the prospective buyer making the lower bid is more likely to perform its obligations or the terms (other than price) offered by the prospective buyer making the lower bid are more favorable).

   Section 6.06    REO Account; Collection of REO Proceeds.

         (a) The Special Servicer shall establish or cause to be established, and hereby agrees to maintain or cause to be maintained for the duration of this Agreement for each REO Mortgage Loan, an REO Account into which all related REO Proceeds shall be deposited as and when received. The Special Servicer's REO Account shall be an Eligible Account.

         REO Proceeds shall be remitted within one Business Day of its receipt by the Special Servicer to the Master Servicer for deposit into the Collection Account. Notwithstanding the foregoing, the Special Servicer may retain a balance in the REO Account as is reasonably required to manage and maintain the REO Properties.

         (b) All funds deposited by the Special Servicer in any REO Account maintained hereunder shall be held for the benefit of the Certificateholders until disbursed or withdrawn in accordance herewith. Funds in such REO Account shall not be commingled with any other moneys. The Special Servicer shall, within five (5) Business Days of the establishment thereof, notify the Master Servicer and the Trustee in writing of the location and the account number of the REO Account established by the Special Servicer for the Mortgage Loans and shall give the Trustee and the Master Servicer written notice of any change of such location or account number on or prior to the date of such change.

         (c) Funds in an REO Account may be invested by, at the risk of, and for the benefit of, the Special Servicer in Permitted Investments which shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be registered in the name of the Special Servicer (in its capacity as such and for the benefit of the Certificateholders) or its nominee. All income therefrom may be retained by the Special Servicer as additional servicing compensation. In addition, the Special Servicer shall deposit on each Determination Date into such REO Account out of its own funds an amount representing any net losses realized on the Permitted Investments with respect to funds in such REO Account for such Remittance Period.

         (d) The Special Servicer shall deposit or cause to be deposited any REO Proceeds into the applicable REO Account within one Business Day after receipt.

         (e) Except as expressly permitted or required hereunder, the Special Servicer shall not sell, transfer or assign to any Person any interest (including any security interest) in amounts credited or to be credited to any REO Account or take any action towards that end, and shall maintain such amounts free of all liens, claims and encumbrances of any nature.

  Section 6.07     Remittance to Master Servicer of Non-REO Proceeds.

         Any collections received by the Special Servicer in respect of any Mortgage Loan, other than REO Proceeds, shall be remitted to the Master Servicer within one Business Day of receipt for deposit into the Collection Account pursuant to Section 4.02.

   Section 6.08    Remittances to Master Servicer from the REO Account.

         On or prior to 1:00 p.m., New York time, on the second Business Day immediately preceding each Master Remittance Date, the Special Servicer shall withdraw from each related REO Account and remit to the Master Servicer, by wire transfer of immediately available funds to the Collection Account, all amounts in such REO Account net of any Property Protection Expenses or Property Improvements Expenses incurred or reasonably expected by the Special Servicer to be incurred during the succeeding three months.

   Section 6.09 Specially Serviced Mortgage Loan Status Reports, REO Status Reports and Other Reports.

         (a) The Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer, the Directing Certificateholder, the Trustee and, if requested, each Rating Agency in electronic format reasonably acceptable to the Master Servicer and the Trustee and consistent with Accepted Special Servicing Practices not later than 12:00 noon, New York City time, the third (3rd) Business Day immediately preceding each Distribution Date, a copy of all data fields and reports needed to produce the CMSA IRP (excluding the Loan Set-up File, the Watch List, the bond file and collateral summary file) for the preceding Remittance Period, with respect to each Specially Serviced Mortgage Loan and REO Mortgage Loan, respectively. In addition, upon the occurrence of a Collateral Value Adjustment or Realized Loss resulting from a Collateral Value Adjustment Event or Liquidation Event, the Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer, the Trustee, the Directing Certificateholder and each Rating Agency, via facsimile (with a hard copy sent on the same day by first-class mail or in electronic format reasonably acceptable to the Master Servicer and consistent with Accepted Special Servicing Practices) not later than the third (3rd) Business Day immediately preceding each Distribution Date, an Officers' Certificate setting forth (i) the event which gave rise to such Collateral Value Adjustment or Realized Loss and (ii) the amount of such Collateral Value Adjustment or Realized Loss. The Master Servicer will verify the accuracy of the mathematical computation of the Collateral Value Adjustment by the Special Servicer and that the amounts used therein are consistent with the Master Servicer's records.

         (b) Within ten (10) Business Days of receipt, the Special Servicer shall deliver to the Master Servicer a copy of the bank statement for the prior calendar month related to each REO Account and an REO Account Report substantially in the form of Exhibit Z hereto and a report of any other funds or accounts established and maintained by the Special Servicer under this Agreement as of the Business Day preceding the date of such report, showing for the period from the immediately preceding calendar month (or since the related Servicing Transfer Date, in the case of the first of such reports), the aggregate of deposits into and withdrawals from such funds or accounts in accordance with this Agreement.

         (c) Within sixty (60) days following the end of each calendar year, or upon the Trustee's reasonable request, the Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer such information with respect to each Specially Serviced Mortgage Loan and each REO Mortgage Loan as the Special Servicer deems necessary or desirable for each Certificateholder to prepare its federal, state and local income tax returns.

         (d) If the Special Servicer receives notice from the Master Servicer of any inconsistencies in the reports provided by the Special Servicer pursuant to Section 6.09, the Special Servicer shall initiate discussions not later than the following Business Day with the Master Servicer to reconcile their records.

         (e) Upon prior written request of the Master Servicer, the Directing Certificateholder, the Trustee, a Rating Agency or the Depositor, the Special Servicer shall prepare such other reasonable reports as may be requested in writing thereby. The Special Servicer shall be entitled to charge a reasonable fee reflecting the internal and external costs to the Special Servicer of preparing such other reports and such fee shall be reimbursable to the Special Servicer by the Person requesting such report (other than the Rating Agencies, in which case such expenses shall be an expense of the Trust Fund and paid as a Servicing Advance.)

     Section 6.10      Special Servicer Advances.

         (a) The Special Servicer shall notify the Master Servicer in writing as soon as practicable if a Servicing Advance is required on any Specially Serviced Mortgage Loan.

         (b) The Special Servicer may make any Servicing Advances on a Specially Serviced Mortgage Loan only as may be required on a urgent or emergency basis. Immediately upon making such Servicing Advance, the Special Servicer shall provide the Master Servicer an Officer's Certificate (via facsimile) setting forth the details of such Servicing Advance (including, without limitation, the related Mortgage Number, the date and amount of the Servicing Advance and the purpose of such advance), upon which the Master Servicer will conclusively rely upon when reimbursing the Special Servicer.

         (c) The Special Servicer shall be entitled to reimbursement from the Master Servicer for such Servicing Advance (including any interest thereon at the Advance Rate) to the same extent and at the same time as such Advance would be reimbursed if such Advance had been made by the Master Servicer but in no event later than the Master Remittance Date following any such Servicing Advance; subject to the limitations set forth in Sections 4.03(a) and 4.05(c), provided that, if the Master Servicer determines that such a Servicing Advance is a Nonrecoverable Advance, the Special Servicer shall not be entitled to any reimbursement from the Master Servicer; provided, however, that to the extent not reimbursed by the Master Servicer within five (5) Business Days of making such Servicing Advance, the Special Servicer shall be entitled to reimbursement from the Trust Fund, subject to the prior sentence, upon written notice to the Master Servicer and the Trustee of the failure of the Master Servicer to reimburse the Special Servicer.

         (d) If the Special Servicer determines, in good faith judgment, that any amount expended by it from its own funds pursuant to clause (b) above is a Nonrecoverable Advance, such determination shall be evidenced by a Nonrecoverable Advance Certificate delivered to the Trustee and the Master Servicer.

         (e) Except as otherwise set forth in Section 4.05(c), the Special Servicer shall be entitled to interest on any Servicing Advance it makes with respect to a Mortgage Loan. Such interest shall accrue at the Advance Rate from the date on which such Servicing Advance was made to but not including the Business Day on which the Special Servicer is reimbursed pursuant to this Agreement.

     Section 6.11      Environmental Considerations.

         (a) The Special Servicer shall not obtain title for the Trust Fund to a Mortgaged Property as a result or in lieu of foreclosure or otherwise, nor shall otherwise acquire possession of, or take other action with respect to, any Mortgaged Property, if, as a result of any such action, the Trust Fund, the Trustee, the Master Servicer or the Special Servicer would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Responsibility Cleanup and Liability Act of 1980, as amended from time to time, or any applicable comparable, provincial U.S. or Canadian federal, state or local law, or a "discharger" or "responsible party" thereunder, unless the Special Servicer has also previously determined, in accordance with Accepted Special Servicing Practices, based on a Phase I, and, if applicable, a "Phase II", environmental site assessment report prepared within the prior twelve months by a person who regularly conducts environmental audits for purchasers of commercial property with at least 5 years of experience and a regionally recognized firm, as determined by such Special Servicer in a manner consistent with Accepted Special Servicing Practices, that:

                    (i) such Mortgaged Property is in compliance with applicable Environmental Laws or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions; and

                    (ii) there are no circumstances present on such Mortgaged
                         Property relating to the use, management, storage or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any Environmental Law, or that, if any such Hazardous Materials are present for which such action could be required, taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions; and

if the Special Servicer has so determined based on satisfaction of the criteria in clauses (i) and (ii) above that it would be in the best economic interest of the Certificateholders to take any such actions, the Special Servicer has notified the Trustee and the Master Servicer in writing of such proposed action, which notice shall be included in the Asset Strategy Report pursuant to Section 6.03(c). The cost of preparation of any environmental assessment and the cost of any compliance, containment, clean-up or remediation shall be deemed to be a Property Protection Expense and (subject to any determination of non-recoverability) paid by the Master Servicer as a Servicing Advance.

         (b) If the Special Servicer determines, pursuant to subsection (a) above, that taking such actions as are necessary to bring any such Mortgaged Property into compliance with applicable Environmental Laws, or taking such actions with respect to the containment, clean-up, removal or remediation of Hazardous Materials affecting any such Mortgaged Property, is not reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions, the Special Servicer shall notify the Directing Certificateholders, the Trustee and the Master Servicer of such determination and recommend such action in the Asset Strategy Report pursuant to Section 6.03(c) as it deems in good faith to be in the best economic interests of the Certificateholders.

         (c) Notwithstanding the foregoing, the Special Servicer shall not take any action pursuant to this Section 6.11 except in connection with the implementation of an Asset Strategy Report pursuant to Section 6.03(c).

         (d) The Special Servicer shall promptly notify the relevant insurance company for any Specially Serviced Mortgage Loan that has an environmental insurance policy if the Special Servicer determines that a claim should be made on such policy. The Special Servicer shall use its best efforts in pursuing such claim on behalf of the Trust Fund.

     Section 6.12      Restoration of Specially Serviced Mortgage Loans.

         (a) Upon determining with respect to a Specially Serviced Mortgage Loan that (i) three consecutive Monthly Payments on a Specially Serviced Mortgage Loan have been made in accordance with the terms of the related Mortgage Note (taking into account any grace periods contained therein), (ii) such Mortgage Loan is current as to payments of principal and interest and
(iii) no Servicing Transfer Event is continuing, the Special Servicer shall immediately give written notice thereof to the Master Servicer, the Directing Certificateholder and the Trustee substantially in the form of Exhibit W hereto.

         (b) Unless the Master Servicer and the Special Servicer with respect to a Mortgage Loan are the same Person, not later than two (2) Business Days after notice has been given pursuant to subsection (a) above, the Special Servicer shall send a letter by first class mail substantially in the form of
Exhibit X hereto, with a copy to the Master Servicer, notifying the related Mortgagor that such Mortgage Loan (and any related Cross Collateralized Loan, if applicable) has ceased being a Specially Serviced Mortgage Loan and instructing such Mortgagor to direct all future notices and communications to the Master Servicer.

         (c) In the event that a Specially Serviced Mortgage Loan (and any related Cross Collateralized Loan, if applicable) ceases to be such pursuant to this Section 6.12, not later than five (5) Business Days after notice has been given in (a) above the Special Servicer shall provide the Master Servicer with copies of all information, documents and records (including records stored electronically on computer tapes, magnetic disks and the like) in its possession relating to such Mortgage Loan (and any related Cross Collateralized Loan, if applicable) . Upon receipt of such notice and all information, documents and records by the Master Servicer pursuant to Section 6.02(c) hereof, such Mortgage Loan (and any related Cross Collateralized Loan, if applicable) shall cease to be a Specially Serviced Mortgage Loan, the Special Servicer's obligation to service such Mortgage Loan (and any related Cross Collateralized Loan, if applicable) shall terminate, and all duties and obligations of the Master Servicer with respect to such Mortgage Loan (and any related Cross Collateralized Loan, if applicable) to the extent set forth herein previously assumed by the Special Servicer shall be reassumed by the Master Servicer.

     Section 6.13      Special Servicer Compensation.

         (a) Subject to Section 6.16(c), as compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Basic Special Servicing Fee with respect to each Specially Serviced Mortgage Loan. As to each Specially Serviced Mortgage Loan, the Basic Special Servicing Fee shall be the product of the Basic Special Servicing Fee Rate and the Stated Principal Balance of such Specially Serviced Mortgage Loan or REO Loan as of the Due Date in the prior calendar month calculated for the same period respecting which any related interest payment on each such Specially Serviced Mortgage Loan is calculated. The Basic Special Servicing Fee with respect to each Specially Serviced Mortgage Loan shall cease to accrue as of the date a Liquidation Event occurs in respect thereof. As to each Specially Serviced Mortgage Loan, earned but unpaid Basic Special Servicing Fee shall be payable monthly out of general collections on the Mortgage Loans on deposit in the Collection Account, and to the extent provided in Section 4.03.

         (b) As further compensation for its activities hereunder the Special Servicer shall be entitled to receive the Workout Fee with respect to each Corrected Mortgage Loan. The Workout Fee shall be payable from, and shall be calculated by application of the Workout Fee Rate to, each collection of interest (other than Default Interest and Excess Interest) and principal received on such Mortgage Loan for so long as it remains a Corrected Mortgage Loan. The Workout Fee with respect to any Corrected Mortgage Loan will cease to be payable if a Servicing Transfer Event occurs with respect thereto or if the related Mortgaged Property becomes an REO Property; provided that a new Workout Fee will become payable if and when such Mortgage Loan again becomes a Corrected Mortgage Loan. If the Special Servicer is terminated other than for cause or resigns in accordance with Section 3.06, it shall retain the right to receive any and all Workout Fees payable in respect of Mortgage Loans that became Corrected Mortgage Loans during the period that it acted as Special Servicer and were still such at the time of such termination or resignation (and the successor Special Servicer shall not be entitled to any portion of such Workout Fees), in each case until the Workout Fee for any such loan ceases to be payable in accordance with the preceding sentence.

         (c) As further compensation for its activities hereunder, the Special Servicer shall also be entitled to receive a Liquidation Fee with respect to each Specially Serviced Mortgage Loan as to which it receives any full, partial or discounted payoff or any Liquidation Proceeds (other than in connection with the purchase of any such Specially Serviced Mortgage Loan or REO Property (i) by the Special Servicer or the Directing Certificateholder or
(ii) pursuant to Section 12.01). As to each such Specially Serviced Mortgage Loan or REO Property, the Liquidation Fee shall be payable from, and shall be calculated by application of the Liquidation Fee Rate to, such full, partial or discounted payoff and/or such Liquidation Proceeds (net of the related costs and expenses associated with related liquidation). No Liquidation Fee will be payable with respect to any Specially Serviced Mortgage Loan solely by virtue of such Mortgage Loan becoming a Corrected Mortgage Loan.

         (d) Notwithstanding anything to the contrary herein, a Liquidation Fee and a Workout Fee relating to the same Mortgage Loan shall not be paid from the same proceeds on or with respect to such Mortgage Loan.

         (e) Subject to the Special Servicer's right to employ Sub-Servicers, the Special Servicer's right to receive the Basic Special Servicing Fee, the Workout Fee and/or the Liquidation Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under this Agreement.

         (f) The Special Servicer shall also be entitled to receive as part of its servicing compensation net investment income pursuant to Section 6.06(c) and certain fees described in clause (2) of Section 4.02(c) with respect to any Specially Serviced Mortgage Loan (subject to 4.08(d) and except for NSF check charges) and as otherwise permitted under this Agreement.

         (g) The Special Servicer shall be entitled to receive the following items as additional servicing compensation (the following items, collectively, "Additional Special Servicing Compensation")

                    (i) any and all Net Assumption Fees, modification fees, extension fees, consent fees, waiver fees, late fees and default interest (to the extent not required to offset accrued and unpaid interest calculated at the Advance Rate pursuant to Section 4.03(a) below), earnout fees and charges for beneficiary statements or demands that are actually received on or with respect to Specially Serviced Mortgage Loans or REO Mortgage Loans;

                    (ii) pursuant to Sections 3.18(d), 4.08(d) and 4.12, 50%
                         of any and all Net Assumption Fees, modification fees, extension fees, consent fees, waiver fees and earnout fees that are actually paid by a Mortgagor with respect to Mortgage Loans, that are not Specially Serviced Mortgage Loans and for which the Master Servicer has not engaged a subservicer;

                   (iii) pursuant to Sections 3.18(d), 4.08(d) and 4.12,
                         12.5% of any and all Net Assumption Fees, modification fees, extension fees, consent fees, waiver fees and earnout fees that are actually paid by a Mortgagor with respect to Mortgage Loans, that are not Specially Serviced Mortgage Loans and for which the Master Servicer has engaged a subservicer; and

                    (iv) interest or other income earned on deposits in the
                         REO Account, if established, in accordance with
                         Section 6.06.

         To the extent that any of the amounts described in this Section 6.13(g) are collected by the Master Servicer, the Master Servicer shall promptly pay such amounts to the Special Servicer and shall not be required to deposit such amounts in the Collection Account pursuant to Section 4.02(c).

   Section 6.14      Limitations on the Special Servicer with Respect to ARD
Loans.

         With respect to all ARD Loans, neither the Master Servicer (with respect to ARD Loans that are not Specially Serviced Mortgage Loans) nor the Special Servicer (with respect to ARD Loans that are Specially Serviced Mortgage Loans) shall take any enforcement action with respect to the payment of Excess Interest or principal in excess of the principal component of the constant Monthly Payment, other than requests for collection, until the maturity date of the related Mortgage Loan. If any action is taken after the maturity date of the related Mortgage Loan, any recoveries shall be applied as set forth herein; provided, however, if the related Mortgagor indicates that it can make payments of principal and interest but not payments of Excess Interest, the Special Servicer shall have the right to waive or modify the required payment of Excess Interest. Subject to the related Mortgage Loan Documents, if the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date (1) the Mortgage Loan's interest rate will step up to the interest rate specified in the related Mortgage Loan Documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (2) all or a substantial portion of the Excess Cash Flow collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of certain costs associated with owning, managing and operating the related Mortgaged Property and accrued Excess Interest; and (3) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date.

     Section 6.15      Collateral Value Adjustments.

         (a) By the Required Appraisal Date for any Mortgage Loan (or such longer period as the Special Servicer is (as certified thereby to the Trustee in writing) diligently and in good faith proceeding to obtain such appraisal), the Special Servicer shall use its best efforts consistent with Accepted Special Servicing Practices to obtain an appraisal for the related Mortgaged Property from an Independent MAI appraiser, or, if such Mortgage Loan has a Stated Principal Balance of less than $2,000,000, an Appraisal Estimate (except if an appraisal, or Appraisal Estimate, as appropriate, has been conducted within the 12 month period preceding such event). The cost of such appraisal shall be paid by the Master Servicer as a Servicing Advance. Notwithstanding the foregoing, the Directing Certificateholder shall have the right, at any time within six months of the date of its receipt of any appraisal of any Mortgaged Property required to be obtained pursuant to the immediately preceding paragraph, to require that the Special Servicer obtain a new appraisal of such Mortgaged Property in accordance with MAI standards from a state certified appraiser chosen by the Special Servicer, the cost of which shall be paid by the Monitoring Certificateholders without right of reimbursement; provided, however, that the Special Servicer shall not be required to obtain any such appraisal unless the Special Servicer shall have received reasonable assurance of payment of the costs of such appraisal and of any expenses related thereto. Upon receipt of the appraisal obtained pursuant to the immediately preceding sentence, the Special Servicer shall redetermine and report in writing to the Master Servicer, the Trustee and the Directing Certificateholder the amount of the Collateral Value Adjustment with respect to such Mortgage Loan, and such redetermined Collateral Value Adjustment shall replace the prior Collateral Value Adjustment with respect to such Mortgage Loan.

         (b) Until such time as the related Collateral Value Adjustment is reduced to zero, within 30 days of each anniversary of a Required Appraisal Date for any Mortgage Loan, the Special Servicer shall order an update of the prior appraisal or make an Appraisal Estimate for the related Mortgaged Property (the cost of which will be a Servicing Advance of the Master Servicer).

         (c) The Special Servicer shall determine and report to the Master Servicer any appraisal value obtained pursuant to clause (a) or (b) above and the Master Servicer will adjust the amount of the Collateral Value Adjustment in accordance therewith.

     Section 6.16    Replacement Special Servicer.

         (a) The Directing Certificateholder may at any time and without cause terminate the Special Servicer and appoint a replacement (a "Replacement Special Servicer") to perform such duties under substantially the same terms and conditions as applicable to the Special Servicer. Such holder(s) shall designate a replacement to so serve by the delivery to the Trustee of a written notice stating such designation. The Trustee shall, promptly after receiving any such notice, so notify the Rating Agencies. The designated replacement shall become the Replacement Special Servicer as of the date the Trustee shall have received: (i) written confirmation from each Rating Agency stating that if the designated replacement were to serve as Special Servicer under this Agreement, none of the then-current rating or ratings of all outstanding Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn as a result thereof; (ii) a written acceptance of all obligations of the Replacement Special Servicer, executed by the designated replacement; and (iii) an Opinion of Counsel to the effect that the designation of such replacement to serve as Replacement Special Servicer is in compliance with this Agreement, that the designated replacement will be bound by the terms of this Agreement and that this Agreement will be enforceable against such designated replacement in accordance with its terms. The Special Servicer shall be deemed to have resigned from its duties simultaneously with such designated replacement's becoming the Replacement Special Servicer under this Agreement. Any Replacement Special Servicer may be similarly so replaced by the Directing Certificateholder.

         (b) Notwithstanding the replacement of a Special Servicer pursuant to clause (a) above, the terminated Special Servicer shall be entitled to receive the ongoing Workout Fee for any Mortgage Loan which became a Specially Serviced Mortgage Loan and was subsequently returned to a performing status prior to such termination; provided that if such Mortgage Loan once again becomes a Specially Serviced Mortgage Loan, the Replacement Special Servicer shall thereafter be entitled to any Basic Special Servicing Fee, Workout Fees or Liquidation Fees with respect thereto. Subject to clause (c) below, the Replacement Special Servicer shall be entitled to the Basic Special Servicing Fee for all other Specially Serviced Mortgage Loans.

         (c) Notwithstanding the replacement of a Special Servicer pursuant to clause (a) above, the terminated Special Servicer shall be entitled to receive amounts owing to it pursuant to Section 3.08 and Section 6.13(b), and all other amounts accrued and owing to it under this Agreement prior to the effective date of such resignation.

         (d) The Directing Certificateholder shall be responsible for paying any costs associated with such replacement, including reasonable costs of any servicing transfer.

                                 ARTICLE VII

                        PAYMENTS TO CERTIFICATEHOLDERS

     Section 7.01      Certificate Account; Remittances to the Trustee.

         (a) The Trustee shall establish and maintain one or more accounts (collectively, the "Certificate Account"), held in trust for the benefit of the Certificateholders. The Certificate Account shall be an Eligible Account. The Trustee shall deposit in the Certificate Account, when received or as otherwise required hereunder, all amounts received from the Master Servicer with respect to all Mortgage Loans pursuant to this Agreement and the amounts from the Interest Reserve Account pursuant to Section 3.17. If the Trustee shall deposit in the Certificate Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Funds in the Certificate Account shall be held uninvested.

         (b) On each Master Remittance Date, the Master Servicer shall withdraw from the Collection Account and wire transfer in immediately available funds to the Certificate Account, all amounts then on deposit in the Collection Account required to be remitted to the Trustee pursuant to Section 4.04.

     Section 7.02      Distributions.

         (a) On each Distribution Date, the Trustee shall apply amounts on deposit in the Certificate Account, other than any amounts in respect of Excess Interest, first to payment to the Trustee of the Trustee Fee and all reimbursable expenses of the Trustee, not previously paid or reimbursed pursuant to Section 11.08(a) or (b) and second, to the extent of the Available Distribution Amount, in the following order of priority:

                    (i) On each Distribution Date, (x) the related Class Portion of any U.S. Treasury Net Prepayment Premiums for each Mortgage Loan to each Class of Certificates and (y) any Non-U.S. Treasury Net Prepayment Premium, to the Class X1 Certificates;

                    (ii) to distributions of the Interest Distribution Amounts for such Distribution Date on the Class A1, Class A2, Class A3 and Class X Certificates, pro rata, based on their respective Interest Distribution Amounts;

                   (iii) to distributions of the Principal Distribution
                         Amount for such Distribution Date to Class A1 Certificates until the Class Balance thereof is reduced to zero;

                    (iv) to distributions of the Principal Distribution Amount
                         (or the portion thereof remaining after the distribution thereof to the Class A1 Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class A2 Certificates, until the Class Balance thereof is reduced to zero;

                    (v) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class A2 Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class A3 Certificates, until the Class Balance thereof is reduced to zero;

                    (vi) to distributions of the Interest Distribution Amount
                         for such Distribution Date on the Class B
                         Certificates;

                   (vii) to distribution of the Principal Distribution Amount
                         (or the portion thereof remaining after the distribution thereof to the Class A3 Certificates in reduction of the Class Balance thereof is reduced to zero) for such Distribution Date on the Class B Certificates, until the Class Balance thereof is reduced to zero;

                  (viii) to distributions of the Interest Distribution
                         Amount for such Distribution Date on the Class C Certificates;

                    (ix) to distributions of the Principal Distribution Amount
                         (or the portion thereof remaining after the distribution thereof to the Class B Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class C Certificates until the Class Balance thereof is reduced to zero;

                    (x) to distributions of the Interest Distribution Amount for such Distribution Date on the Class D Certificates;

                    (xi) to distributions of the Principal Distribution Amount
                         (or the portion thereof remaining after the distribution thereof to the Class C Certificates in reduction of the Class Balance thereof is reduced to zero) for such Distribution Date on the Class D Certificates, until the Class Balance thereof is reduced to zero;

                   (xii) to distributions of the Interest Distribution Amount for such Distribution Date on the Class E
                         Certificates;

                  (xiii) to distributions of the Principal Distribution
                         Amount (or the portion thereof remaining after the distribution thereof to the Class D Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class E Certificates, until the Class Balance thereof is reduced to zero;

                   (xiv) to distributions of the Interest Distribution Amount for such Distribution Date on the Class F
                         Certificates;

                    (xv) to distributions of the Principal Distribution Amount
                         (or the portion thereof remaining after the distribution thereof to the Class E Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class F Certificates, until the Class balance thereof is reduced to zero;

                   (xvi) to distributions of the Interest Distribution Amount for such Distribution Date on the Class G
                         Certificates;

                  (xvii) to distributions of the Principal Distribution
                         Amount (or the portion thereof remaining after the distribution thereof to the Class F Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class G Certificates, until the Class Balance thereof is reduced to zero;

                 (xviii) to distributions of the Interest Distribution
                         Amount for such Distribution Date on the Class H Certificates;

                   (xix) to distributions of the Principal Distribution
                         Amount (or the portion thereof remaining after the distribution thereof to the Class G Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class H Certificates, until the Class Balance thereof is reduced to zero;

                    (xx) to distributions of the Interest Distribution Amount
                         for such Distribution Date on the Class J
                         Certificates;

                   (xxi) to distributions of the Principal Distribution
                         Amount (or the portion thereof remaining after the distribution thereof to the Class H Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class J Certificates, until the Class Balance thereof is reduced to zero;

                  (xxii) to distributions of the Interest Distribution
                         Amount for such Distribution Date to the Class K Certificates;

                 (xxiii) to distributions of the Principal Distribution
                         Amount (or the portion thereof remaining after the distribution thereof to the Class J Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class K Certificates, until the Class Balance thereof is reduced to zero;

                  (xxiv) to distributions of the Interest Distribution
                         Amount for such Distribution Date on the Class L Certificates;

                   (xxv) to distribution of the Principal Distribution Amount
                         (or the portion thereof remaining after the distribution thereof to the Class K Certificates in reduction of the Class Balance thereof is reduced to zero) for such Distribution Date on the Class L Certificates, until the Class Balance thereof is reduced to zero;

                  (xxvi) to distributions of the Interest Distribution
                         Amount for such Distribution Date on the Class M Certificates;

                 (xxvii) to distributions of the Principal Distribution
                         Amount (or the portion thereof to the Class L Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class M Certificates, until the Class Balance thereof is reduced to zero;

                (xxviii) to the distributions of the Interest Distribution
                         Amount for such Distribution Date to the Class NR Certificates;

                  (xxix) to distributions of the Principal Distribution
                         Amount (or the portion thereof remaining after the distribution thereof to the Class M Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class NR Certificates, until the Class Balance thereof is reduced to zero;

                   (xxx) sequentially to the Classes of Certificates, whether or not outstanding, in the order set forth for distribution of principal any amounts recovered representing Realized Losses previously allocated to such Class in reduction of its Class Balance; and

                  (xxxi) to distributions to the Class R-I
                         Certificateholders, in an amount equal to the remaining balance in the Certificate Account, if any.

         To the extent the Class Balances of the Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and Class NR Certificates have been reduced to zero on any Distribution Date, the Adjusted Available Distribution Amount remaining after application pursuant to clause (a)(ii) above shall be applied to distribution of the Principal Distribution Amount for such Distribution Date and each subsequent Distribution Date to the Class A1, Class A2 and Class A3 Certificates pro rata based on (and limited to the extent of) their respective Class Balances.

         On each Distribution Date, the Trustee shall distribute any amounts in respect of Excess Interest on deposit in the Certificate Account actually collected on the ARD Loans and any related REO Loans during the related Collection Period to the Holders of the Class NR Certificates, without regard to whether any such Class is entitled to distributions of interest or principal on such Distribution Date (whether by reason of its Class Principal Balance having been reduced to zero, by reason of it not yet being entitled to distributions of principal, or for any other reason).

         (b) All distributions made with respect to each Class on each Distribution Date shall be computed by the Trustee based upon information furnished to the Trustee by the Master Servicer and allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. All such distributions with respect to each Class (other than the final distribution with respect thereto) will be made on each Distribution Date to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (or, in the case of the first Distribution Date, no later than the Delivery Date), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         (c) Except as otherwise provided in Section 12.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, promptly mail to each Holder on such date of such Class of Certificates and each Rating Agency a notice to the effect that:

                    (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Certificate Registrar therein specified, and

                    (ii) no interest shall accrue on such Certificates from
                         and after such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 7.02(c) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 7.02(c). If, within two years after the second notice, any such Certificates shall not have been surrendered for cancellation, then Trustee shall pay over or continue to hold any amounts so held by the Trustee in accordance with applicable escheatment law.

     Section 7.03      Statements to Certificateholders.

         (a) On each Distribution Date, the Trustee shall make available to each Holder and to each Certificate Owner which shall have certified to the Trustee that it is a Certificate Owner (or forward, in the case of each Holder or Certificate Owner which shall have requested such report from the Trustee), a statement as to the distributions made on such Distribution Date based solely upon information included in the reports furnished to the Trustee by the Master Servicer for such Distribution Date in accordance with the provisions of this Agreement.

         In addition, on each Distribution Date, the Trustee shall make available to each Rating Agency and each Underwriter in an electronic format each statement received prior to such Distribution Date prepared by the Master Servicer pursuant to this Agreement.

         On each Distribution Date, the Trustee shall forward or make available to the Depositor, each Underwriter, each Mortgage Loan Seller, each Rating Agency, and the Master Servicer a copy of the reports forwarded to the Certificateholders on such Distribution Date and, if not otherwise set forth in such reports a statement setting forth the amounts, if any, actually distributed with respect to the Certificates on such Distribution Date. The Trustee shall also forward or make available such reports to the Master Servicer in an electronic format reasonably acceptable to the Master Servicer.

         (b) The Trustee on behalf of the Depositor, shall furnish or cause to be furnished, promptly upon the written request of any Holder of a Class F, Class X, Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Class R-I, Class R-II or Class R-III Certificate (or a Certificate Owner which shall have certified to the Trustee that it is a Certificate Owner of any such Class) reasonably current Rule 144A Information (as defined below) to such Certificateholder or to a prospective transferee of such a Certificate (or interests in such Certificate) designated by such Certificateholder, as the case may be, in connection with the resale of such Certificate or such interests by such Certificateholder pursuant to Rule 144A to the extent received from the Master Servicer or the Special Servicer. "Rule 144A Information" shall mean the information specified in Rule 144A(d)(4)(i) and
(ii) under the Securities Act of 1933, as amended. The Trustee shall advise the Master Servicer or Special Servicer of any request by a Certificateholder and shall consult with the Master Servicer or Special Servicer as to the information to be supplied. Based upon such consultation and to the extent the Trustee is not in possession of reasonably current Rule 144A Information on the date of any such request, the Master Servicer and the Special Servicer shall, upon request from the Trustee, promptly provide the Trustee with reasonably current Rule 144A Information to the extent reasonably available. The Trustee may place its disclaimer on any such Rule 144A Information to the extent it is not the source of such information. The Trustee shall not have responsibility for the sufficiency under Rule 144A or any other securities laws of any available information so furnished to any person including any prospective purchaser of a Certificate or any interest therein, nor for the content or accuracy of any information so furnished which was prepared or delivered to the Trustee by another to the extent the information so furnished accurately sets forth the information prepared or delivered.

         (c) Each of the Trustee, the Master Servicer and the Special Servicer shall deliver to the Directing Certificateholder copies of all reports, information statements or notices prepared thereby or received thereby as requested by and not previously provided to the Directing Certificateholder. The Master Servicer may maintain an Internet website at "www.gmaccm.com", which may contain, subject to Section 6.03(g), the information and reports required for the Master Servicer to produce herein. The Master Servicer may require registration and the execution of an access agreement in connection with providing access to its website.

         (d) Upon ten (10) days prior written notice, the Master Servicer (with respect to the items in clauses (a), (b), (c), (d), (e), (f) and (h) below), the Special Servicer (with respect to the items in clauses (d), (e),
(f), (g) and (h) below, to the extent any such item(s) have been provided to
it) and the Trustee (with respect to the items in clause (b) and (i) below and to the extent any other items are in its possession) shall make available at their respective offices (or by the Master Servicer, on its website, or both) primarily responsible for administration of the Mortgage Loans (or in the case of the Trustee, at its Corporate Trust Office, except with respect to documents which constitute part of the Mortgage Files, which will be maintained at its office in Massachusetts), during normal business hours, or send to the requesting party, such party having been certified to the Trustee or the Servicer, as applicable in accordance with (a) and (b) in the following paragraph, as appropriate, at the expense of such requesting party (unless otherwise provided in this Agreement), for review by any Certificate Owner or Certificateholder or any person identified by a Certificate Owner or Certificateholder or its designated agent to the Trustee, the Master Servicer or the Special Servicer, as the case may be, as a prospective transferee of any Certificate or interest therein, the Trustee, the Rating Agencies, the Underwriters and anyone specified thereby and the Depositor originals or copies of the following items: (a) this Agreement and any amendments thereto,
(b) all statements and reports delivered or made available by such party to holders of the relevant Class of Certificates pursuant to Section 7.03 since the Delivery Date and all reports, statements and analyses delivered by the Master Servicer since the Delivery Date pursuant to Section 3.12, (c) all Officers' Certificates delivered by the Master Servicer or the Special Servicer since the Delivery Date pursuant to Section 3.15, (d) all accountants' reports delivered to the Master Servicer in respect of itself or the Special Servicer since the Delivery Date as described in Section 3.03, (e) the most recent property inspection report prepared by or on behalf of the Master Servicer in respect of each Mortgaged Property and any environmental site assessment report prepared pursuant to Section 6.11, (f) the most recent Mortgaged Property annual operating statements and rent roll, if any, collected by or on behalf of the Master Servicer, (g) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Special Servicer and the Asset Strategy Report prepared pursuant to Section 6.03(c) and (h) any and all Officers' Certificates and other evidence delivered by the Master Servicer or the Special Servicer, as the case may be, to support its determination that any Advance was, or if made, would be, a Nonrecoverable Advance pursuant to Section 4.05 including appraisals affixed thereto. Copies of any and all of the foregoing items will be available from the Master Servicer, the Special Servicer or the Trustee, as the case may be, upon request and shall be provided to any of the Rating Agencies at no cost pursuant to their reasonable requests.

         In connection with providing access to or copies of the items described in the preceding paragraph pursuant to this Section 7.03, the Trustee or the Master Servicer, as applicable, shall require: (a) in the case of Certificate Owners, a confirmation executed by the requesting Person substantially in the form of Exhibit N-1 hereto (or such other form as may be reasonably acceptable to the Trustee or the Master Servicer, as applicable) generally to the effect that such Person is a beneficial owner of Book-Entry Certificates and, subject to the last sentence of this paragraph, will keep such information confidential (except that such Certificate Owner may provide such information to any other Person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential); and (b) in the case of a prospective purchaser of a Certificate or any interest therein, confirmation executed by the requesting Person substantially in the form of Exhibit N-2 hereto (or such other form as may be reasonably acceptable to the Trustee or the Master Servicer, as applicable) generally to the effect that such Person is a prospective purchaser of a Certificate or an interest therein, is requesting the information for use in evaluating a possible investment in Certificates and, subject to the last sentence of this paragraph, will otherwise keep such information confidential. The Holders of the Certificates, by their acceptance thereof, will be deemed to have agreed, subject to the last sentence of this paragraph, to keep such information confidential (except that any Holder may provide such information obtained by it to any other Person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other Person confirms in writing to the Trustee and the Master Servicer, prior to receipt or review of such information, such ownership interest or prospective ownership interest and agrees to keep such information confidential). Notwithstanding the foregoing, no Certificateholder, Certificate Owner or prospective Certificateholder or Certificate Owner shall be obligated to keep confidential any information received from the Trustee or the Master Servicer, as applicable, pursuant to this Section 7.03 that has previously been made available without a password via the Trustee's or the Master Servicer's, as applicable, Internet Website or has previously been filed with the Securities and Exchange Commission, and the Trustee or the Master Servicer, as applicable, shall not require either of the certifications contemplated by the second preceding sentence in connection with providing any information pursuant to this Section 7.03 that has previously been made available without a password via the Trustee's Internet Website or has previously been filed with the Securities and Exchange Commission.

         Each of the Master Servicer and the Special Servicer shall afford to the Trustee, the Rating Agencies and the Depositor, and to the OTS, the FDIC, the Federal Reserve Board and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any records regarding the Mortgage Loans and the servicing thereof within its control, except to the extent it is prohibited from doing so by applicable law or contract or to the extent such information is subject to a privilege under applicable law to be asserted on behalf of the Certificateholders. Such access shall be afforded only upon reasonable prior written request and during normal business hours at the offices of the Master Servicer or the Special Servicer, as the case may be, designated by it.

         The Trustee, the Master Servicer, the Special Servicer and the Underwriters may require payment from the Certificateholder or Certificate Owner of a sum sufficient to cover the reasonable costs and expenses of providing any such information or access pursuant to this Section 7.03 to, or at the request of, the Certificateholders or Certificate Owners or prospective transferees, including, without limitation, copy charges and, in the case of Certificateholders or Certificate Owners requiring on site review in excess of three Business Days, reasonable fees for employee time and for space.

         In no event shall any party be required to furnish information hereunder if to do so would violate provisions of the Mortgage Loan Documents.

         (e) The Trustee is hereby authorized to furnish, to Certificateholders and/or to the public any other information (such other information, collectively, "Additional Information") with respect to the Mortgage Loans, any Mortgaged Property or the Trust Fund as may be provided to it by the Depositor, the Master Servicer or Special Servicer or gathered by it in any investigation or other manner from time to time, provided that (A) any such Additional Information shall only be furnished with the consent or at the request of the Depositor, (B) the Trustee shall be entitled to indicate the source of all information furnished by it and the Trustee may affix thereto any disclaimer it deems appropriate in its sole discretion (including any warnings as to the confidential nature and/or the uses of such information as it may, in its sole discretion, determine appropriate), (C) the Trustee shall be entitled (but not obligated) to require payment from each recipient of a reasonable fee for, and its out-of-pocket expenses incurred in connection with, the collection assembly, reproduction or delivery of any such Additional Information and (D) the Trustee shall be entitled to distribute or make available such information in accordance with such reasonable rules and procedures as it may deem necessary or appropriate (which may include the requirement that an agreement that provides such information shall be used solely for purposes of evaluating the investment characteristics or valuation of the Certificates be executed by the recipient, if and to the extent the Trustee deems the same to be necessary or appropriate). With the written approval of the Depositor, the Trustee may make certain information regarding the Mortgage Loans available to Certificateholders in electronic format through its Corporate Trust home page on the worldwide web located at "http://corporatetrust.statestreet.com" or by such other means as the Trustee may have in place from time to time. In furtherance of the foregoing, within twenty days following the Delivery Date, the Depositor shall furnish to the Master Servicer, the Special Servicer and the Trustee in electronic format copies of this Pooling Agreement, which, with the written approval of the Depositor, the Trustee may also make available through its Internet website. Nothing herein shall be construed to impose upon the Trustee any obligation or duty to furnish or distribute any Additional Information to any Person in any instance, and the Trustee shall neither have any liability for furnishing nor for refraining from furnishing Additional Information in any instance. The Trustee shall be entitled (but not required) to require that any consent, direction or request given to it pursuant to this clause (e) be made in writing.

         (f) The Trustee shall make available to all Certificateholders, Pool Factor information for the immediately succeeding Distribution Date (but no earlier than two (2) Business Days preceding such Distribution Date) through the Trustee's Factor Lookup On the Web ("FLOW") system. Pool Factor information will be available on FLOW for up to and including the four previous Distribution Dates.

         The Trustee shall provide access to the information available on the monthly statement to Certificateholders prepared pursuant to the first paragraph of Section 7.03(a) and all associated reporting information via its Corporate Trust home page on the world wide web.

     Section 7.04 Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

         On or prior to the second Business Day prior to each Distribution Date, the Master Servicer shall furnish a statement, in written or electronic format (the Loan Periodic Update File of the CMSA IRP) to the Trustee pursuant to Section 4.10 setting forth (i) the amounts available for deposit into the Certificate Account and (ii) the maximum amount required to be advanced by the Master Servicer in connection with the related Distribution Date. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification. To the extent such statement indicates one or more delinquencies in connection with which a related Advance was not made by the Master Servicer, the Trustee shall commence an evaluation of whether, in its good faith business judgment, an Advance by the Trustee may be required and whether it would be a Nonrecoverable Advance; provided, however, that notwithstanding such examination, the Trustee shall have no responsibility for reviewing or confirming any decision made with respect to an Advance by the Master Servicer and may conclusively rely upon the determination of the Master Servicer that an Advance if made would constitute a Nonrecoverable Advance. The Master Servicer shall promptly provide to the Trustee, upon request, such information as the Master Servicer may have to enable the Trustee to make such determination.

         In the event that the Master Servicer determines as of the Business Day preceding the Master Remittance Date that it will be unable to deposit in the Certificate Account an amount equal to the P&I Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York City time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Unless the Master Servicer shall have directly or indirectly deposited in the Certificate Account by 11:00 A.M. New York City time on the related Distribution Date, such portion of the amount of such Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, the provisions of
Section 10.01 shall apply and the Trustee (a) may terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 10.01, (b) may assume the rights and obligations of the Master Servicer hereunder in accordance with Section 10.02, and (c) shall make such required Advance (subject to its own determination of nonrecoverability) not later than noon, New York City time, on such Distribution Date.

         The Trustee shall deposit all funds it receives pursuant to this
Section 7.04 into the Certificate Account.

     Section 7.05      Allocations of Realized Losses.

         All Realized Losses reported for any Distribution Date shall be allocated by the Trustee as follows in reduction of the related Class Balance: first, to the Class NR Certificates until the Class Balance thereof has been reduced to zero; second, to the Class M Certificates until the Class Balance thereof has been reduced to zero; third, to the Class L Certificates until the Class Balance thereof has been reduced to zero; fourth, to the Class K Certificates until the Class Balance thereof has been reduced to zero; fifth, to the Class J Certificates until the Class Balance thereof has been reduced to zero; sixth, to the Class H Certificates until the Class Balance thereof has been reduced to zero; seventh, to the Class G Certificates until the Class Balance thereof has been reduced to zero; eighth, to the Class F Certificates until the Class Balance thereof has been reduced to zero; ninth, to the Class E Certificates until the Class Balance thereof has been reduced to zero; tenth, to the Class D Certificates until the Class Balance thereof has been reduced to zero; eleventh, to the Class C Certificates until the Class Balance thereof has been reduced to zero; twelfth, to the Class B Certificates until the Class Balance thereof has been reduced to zero, and the remainder of such Realized Losses to the Class A1, Class A2 and Class A3 Certificates, pro rata, until their respective Class Balances have been reduced to zero. Notwithstanding the foregoing, Realized Losses with respect to interest amounts will not be allocated to any Class of Certificates in reduction of the related Class Balance in an amount which exceeds the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the related Determination Date over the aggregate Class Balance of the Certificates after any other reductions or payments thereon for such Distribution Date.


                                 ARTICLE VIII

                               THE CERTIFICATES

     Section 8.01      The Certificates.

         (a) The Certificates will be substantially in the form annexed hereto as Exhibit A. The Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class X1, Class X2, Class G, Class H, Class J, Class K, Class L, Class M and Class NR Certificates will be issuable only in minimum denominations (based on their respective Original Class Balances or Class Notional Amount) corresponding to initial Certificate Balances as of the Delivery Date of not less than $25,000, or notional amounts as of the Delivery Date of not less than $100,000, and integral multiples of $1 in excess thereof. Only one Class R-I, one Class R-II and one Class R-III Certificate may be issued.

         (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Certificate Registrar by an authorized officer under its seal imprinted thereon. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Certificate Registrar shall bind the Certificate Registrar, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         (c) The Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class X1, Class X2, Class G, Class H, Class J , Class K, Class L, Class M and Class NR Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Certificate Registrar except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Class R-I, Class R-II and Class R-III Certificates will be issued as Definitive Certificates. The Certificate Owners shall hold their respective Ownership Interests in and to each of the referenced herein Certificates (except for such remainders) through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Neither the Trustee nor the Certificate Registrar shall have a duty to monitor the transfer of Ownership Interests in any Book-Entry Certificate.

         The Book-Entry Certificates evidencing the Class X1, Class X2, Class G, Class H, Class J, Class K, Class L, Class M and Class NR Certificates offered and sold other than as described in the preceding paragraph (each, a "Restricted Global Certificate") shall be registered in the name of the Depository for credit to the respective accounts of Certificate Owners which have certified they are "qualified institutional buyers" under Rule 144A. The aggregate principal amount of any Restricted Global Certificate may from time to time be increased or decreased by adjustments made on the records of the Certificate Registrar and the Depository, which adjustments shall be conclusive as to the aggregate principal amount of any Restricted Global Certificate.

         The Book-Entry Certificates evidencing the Class X1, Class X2, Class G, Class H, Class J, Class K, Class L, Class M and Class NR Certificates offered and sold outside the United States in reliance on Regulation S (each, a "Regulation S Global Certificate") shall be registered in the name of the Depository for credit, initially and during the Restricted Period, to the respective accounts of Certificate Owners of the Regulation S Global Certificates (or to other accounts that they direct) at Clearstream, Luxembourg or Euroclear. The aggregate principal amount of any Regulation S Global Certificate may be increased or decreased by adjustments made on the records of the Certificate Registrar and the Depository for the Regulation S Global Certificate, which adjustments shall be conclusive as to the aggregate principal amount of any Regulation S Global Certificate.

         Transfers of any Global Certificate shall be limited to transfers of a Restricted Global Certificate or Regulation S Global Certificate in whole, but not in part, to the Depository and its successors. Beneficial interests in the Restricted Global Certificate and any Regulation S Global Certificate may be transferred in accordance with the Depository's customary procedures and the provisions of Section 8.02.

         The Trustee, the Certificate Registrar, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates (and, if necessary, the selection of the Directing Certificateholder)) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         If (i) (A) the Depositor advises the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository, the Certificate Registrar shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners representing the same. In addition, upon request, the Certificate Registrar will issue Definitive Certificates in exchange for Ownership Interests in like Certificate Balances of the Book-Entry Certificates for the Class X1, Class X2, Class G, Class H, Class J, Class K, Class L, Class M or Class NR Certificates in connection with a transfer permitted pursuant to Section 8.02(b)(iii). Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Certificate Registrar shall issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Certificate Registrar shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 8.01 shall be deemed to be imposed upon and performed by the Certificate Registrar, and the Certificate Registrar and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         Within ten Business Days after the Delivery Date, the Depositor shall supply the Certificate Registrar with an inventory of certificate forms comprised of ten blank forms for each class of certificate together with the forms of each class of certificate on diskette in read-only format.

         If the Certificate Registrar and the Trustee are not the same, the Certificate Registrar shall notify the Trustee upon the occurrence of the foregoing.

     Section 8.02    Registration of Transfer and Exchange of Certificates.

         (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is hereby initially appointed (and hereby agrees to act) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Trustee, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. The Master Servicer shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

         (b) No transfer of any Class X1, Class X2, Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Class R-I, Class R-II and Class R-III Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration or qualification and is to be made in connection with the issuance or transfer of a Definitive Certificate, then the Certificate Registrar shall require, in order to assure compliance with such laws, receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-1 hereto, (ii) if such transfer is purportedly being made in reliance upon Regulation S under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-2 hereto and (iii) in all other cases, (A) (I) except where the Depositor or an Affiliate thereof is the transferor or transferee, an Opinion of Counsel, (II) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit C hereto and (III) a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit E hereto or (B) if the Depositor or an Affiliate thereof is the transferor or transferee, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar in their respective capacities as such). None of the Depositor, the Trustee, or the Certificate Registrar is obligated to register or qualify the Class X1, Class X2, Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Class R-I, Class R-II and Class R-III Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Class X1, Class X2, Class G, Class H, Class J, Class K, Class NR, Class R-I, Class R-II and Class R-III Certificate without registration or qualification. Any Class X1, Class X2, Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Class R-I, Class R-II or Class R-III Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         (c) Except as provided in Section 8.02(d), none of the Certificates, except for the Class A1, Class A2, Class A3, Class X1, Class X2, Class B, Class C, Class D, Class E and Class F Certificates, shall be transferred to
(A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts or other entities in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing any such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Certificate Registrar or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code, or such other Opinions of Counsel, officers' certificates, representations or agreements as may be required by and in form and substance satisfactory to the Depositor and the Trustee. Except as provided in Section 8.02(d), in the absence of its having received the certification and Opinion of Counsel or other documents contemplated by the preceding sentence, the Certificate Registrar shall require the prospective transferee of any Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Class R-I, Class R-II or Class R-III Certificate to certify (or in the case of a Book-Entry Certificate, the holder shall be deemed to certify), that it is neither (A) a Plan nor (B) a Person who is directly or indirectly purchasing any such Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

         (d) Notwithstanding Section 8.02(c), transfers of the Class G, Class H, Class J, Class K, Class L, Class M, and Class NR Certificates shall be registered by the Certificate Registrar if the Certificate Registrar receives:
(i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar, to the effect that such transferee is not (A) a Plan or (B) a Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, (ii) if the purchaser is an insurance company, a representation that the purchaser is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (60 Fed. Reg. 35925, July 12,
1995) ("PTCE 95-60")) and that the purchase and holding of such Certificates is eligible for, and satisfies all of the requirements for relief under, Sections I and III of PTCE 95-60; or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar that the purchase and holding of such Certificate by a Plan, any person acting on behalf of a Plan or using a Plan's assets will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction requirements of ERISA and the Code and will not subject the Trustee or the Certificate Registrar to any obligation in addition to those undertaken in this Agreement. Unless an opinion of counsel described in (iii) is delivered, the representations in (i) or (ii) shall be deemed to have been made to the Certificate Registrar by the transferee's acceptance of a Class G, Class H, Class J, Class K, Class L, Class M, or Class NR Certificate.

         (e) No transfer of a Class A1, Class A2, Class A3, Class X1, Class X2, Class B, Class C, Class D, Class E or Class F Certificate or any interest therein shall be made to (A) any Plan or (B) any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan unless such transferee qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act and either (1) at the time of such transfer, the Certificates are rated in one of the top four rating categories by at least one Rating Agency, or (2) the purchaser is an insurance company general account that is eligible for, and satisfies all of the requirements of, Sections I and III of Prohibited Transaction Class Exemption 95-60. Each Person who acquires a Class A1, Class A2, Class A3, Class X1, Class X2, Class B, Class C, Class D, Class E or Class F Certificate shall be deemed to have certified that the foregoing conditions are satisfied.

         (f) No transfer of any Residual Certificate shall be made to a Non-United States Person. Notwithstanding anything to the contrary contained herein, prior to registration of any transfer, sale or other disposition of a Residual Certificate, the Certificate Registrar shall have received (i) an affidavit from the proposed transferee substantially in the form attached as Exhibit F-1 hereto, to the effect that, among other things, (A) such transferee is not a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, (B) such transferee is not a Non-United States Person, (C) such transferee has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificate remains outstanding, and
(D) no purpose of such proposed transfer, sale or other disposition of the Residual Certificate is or will be to impede the assessment or collection of any tax, and (ii) a certificate from the transferor substantially in the form attached as Exhibit F-2 hereto, to the effect that, among other things, no purpose of such proposed transfer, sale or other disposition of the Residual Certificate is or will be to impede the assessment or collection of any tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Residual Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization or to a Non-United States Person, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Residual Certificate. If any purported transfer of a Residual Certificate shall be in violation of the provisions of this Section 8.02(d), then the prior Holder of the Residual Certificate purportedly transferred shall, upon discovery that the transfer of such Residual Certificate was not in fact permitted by this Section 8.02(d), be restored to all rights as Holder thereof retroactive to the date of the purported transfer. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is not permitted by this Section 8.02(d) or for making payments due on such Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a permitted transferee under this Section 8.02(d) at the time it became a Holder all payments made on such Residual Certificate. The Holder of Residual Certificates, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 8.02 and to any amendment of this Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of a Residual Certificate to a Disqualified Organization or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust Fund.

         (g) Each Holder of a Certificate, by its acceptance thereof, shall be deemed to represent that neither MGT nor any of its affiliates has discretionary authority or control with respect to the investment of the Plan's assets invested in the related Certificate, or gives investment advice with respect to the investment of such assets.

         (h) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at the office of the Certificate Registrar, the Certificate Registrar shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

         (i) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the office of the Certificate Registrar. Whenever any Certificates are so surrendered for exchange, the Certificate Registrar shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

         (j) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (k) No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (l) All Certificates surrendered for transfer and exchange shall be physically cancelled by the Certificate Registrar and a certificate of such cancellation shall be delivered to the Trustee by the Certificate Registrar. The Certificate Registrar shall hold such cancelled Certificates in accordance with its standard procedures.

     Section 8.03      Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 8.04      Persons Deemed Owners.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
7.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.


                                  ARTICLE IX

                                 THE DEPOSITOR

     Section 9.01      Liability of the Depositor.

         The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

     Section 9.02      Merger, Consolidation or Conversion of the Depositor.

         Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 9.03    Limitation on Liability of the Depositor and Others.

         Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of warranties or representations made herein, or against any liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of duties. The Depositor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Except for any action described in the proviso of the first sentence above, the Depositor shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under this Agreement.


                                  ARTICLE X

                                    DEFAULT

     Section 10.01      Events of Default.

         "Event of Default", wherever used herein, means with respect to any Servicer any one of the following events:

                    (i) with respect to the Master Servicer, failure to advance or remit when due to the Trustee for deposit into the Certificate Account any amount required to be advanced or remitted under the terms of this Agreement within one (1) Business Day of the date required pursuant to the terms of this Agreement; with respect to the Special Servicer, failure to remit to the Master Servicer, as required hereunder, any amount required to be remitted under the terms of the Agreement within one (1) Business Day of the date required pursuant to the terms of this Agreement; or

                    (ii) except as set forth in clause (i) above, (x) such
                         Servicer shall fail to remit to the Master Servicer or deposit in the Collection Account, Escrow Account or REO Account, as applicable any amount required to be so remitted or deposited under the terms of this Agreement within one (1) Business Day of the date required pursuant to the terms of this Agreement or
                         (y) the Master Servicer shall fail to make any Advance required to be made by the Master Servicer under this Agreement within one (1) Business Day of the date required pursuant to the terms of this Agreement; or

                   (iii) [RESERVED];

                    (iv) any failure on the part of such Servicer duly to
                         observe or perform in any material respect any other of the covenants or agreements on the part of such Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Depositor, the Trustee, or, in the case of the Special Servicer, the Master Servicer or to such Servicer (with a copy to the Depositor, the Trustee, the Directing Certificateholder, and, in the case of the Special Servicer, the Master Servicer) by the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby; or

                    (v) any breach of the representations and warranties contained in Section 2.03(b) which materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to such Servicer by the Depositor, the Trustee or, in the case of the Special Servicer, the Master Servicer, or to such Servicer (with a copy to the Depositor, the Trustee, the Directing Certificateholder, and, in the case of the Special Servicer, the Master Servicer) by the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby; or

                   (vi) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against such Servicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of sixty (60) days; or

                  (vii) such Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Servicer or of or relating to all or substantially all of its property; or

                 (viii) such Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                   (ix) such Servicer shall fail to maintain a required license to do business or service multifamily and commercial mortgage loans in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and as provided in this Agreement, in any jurisdiction where the Mortgaged Properties or REO Properties are located, which failure materially and adversely affects the interests of any Class of Certificateholders and such failure shall continue unremedied for a period of thirty (30) Business Days after the date upon which such Servicer has been notified or otherwise becomes aware of such failure (or such extended period reasonably approved by the Trustee to the extent such Servicer is diligently proceeding to cure such failure and such extended period shall not have any further material and adverse effect on such Certificateholders' interests) and none of the then-current rating or ratings of all outstanding Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by any Rating Agency as a result thereof; or

                    (x) except as otherwise permitted pursuant to the express terms of this Agreement, such Servicer attempts to assign its right to servicing compensation hereunder or a Servicer attempts, without the prior written consent of Trustee, to assign this Agreement or the servicing responsibilities hereunder or any portion thereof; or

                   (xi) Fitch has given written confirmation to the Trustee that with respect to any Servicer that maintaining the Servicer in such capacity hereunder will cause a downgrade, qualification or withdrawal of the ratings then assigned to the Certificates; or

                  (xii) the Master Servicer or the Special Servicer is removed from S&P's approved master servicer list, or special servicer list, as the case may be, and the rating of any Class of Certificates by S&P is qualified (if applicable), downgraded or withdrawn (including, without limitation, being placed on a negative credit "watch" status in contemplation of a ratings downgrade or withdrawal), in connection with such removal.

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Certificates entitled to, (a) in the case of an Event of Default described in clauses (i)-(v) hereof, at least 25% of the Voting Rights of any affected Class of Certificates, or (b) in the case of any Event of Default described in clauses (ix) through (x) hereof, at least 25% of all of the Voting Rights, subject to Section 3.10, terminate all of the rights and obligations of such Servicer as such Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof; and with respect to clause
(xi) above the Trustee may terminate all the rights and obligations of such Servicer without a vote by the Holders, subject to Section 3.10(b). From and after the receipt by such Servicer of such written notice, or upon the occurrence of an Event of Default described in clauses (vi)-(viii) hereof, all authority and power of such Servicer under this Agreement shall pass to and be vested in the Master Servicer (or, if such Servicer is the Master Servicer or the Special Servicer and the Master Servicer are the same Person, the Trustee) pursuant to and under this Section, and, without limitation, the Master Servicer or the Trustee, as applicable, is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Each Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Master Servicer or Trustee, as applicable, with all documents and records requested by it to enable it to assume such Servicer's functions hereunder, and to cooperate with the Master Servicer or the Trustee, as applicable, in effecting the termination of such Servicer's responsibilities and rights hereunder. Any expenses incurred by the Trustee in connection with the transfer of servicing functions shall be paid by the terminated Servicer and shall not be an expense of the Trustee.

     Section 10.02     Trustee to Act; Appointment of Successor.

         On and after the time the Master Servicer or the Special Servicer receives a notice of termination pursuant to Section 10.01, the Trustee shall be the successor in all respects to such Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on such Servicer by the terms and provisions hereof; provided, however, that any failure to perform such duties or responsibilities caused by such Servicer's failure to provide information or monies required by
Section 10.01 shall not be considered a default by the Trustee hereunder. The Trustee shall not be liable for any of the representations and warranties of the Master Servicer or the Special Servicer or for any losses incurred by such Servicer hereunder. As compensation therefor, the Trustee shall be entitled to the servicing fees and all funds relating to the Mortgage Loans which such Servicer would have been entitled to charge to the Trust Fund if such Servicer had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or such Trustee does not meet the requirements set forth in Section 3.10(d), or if the Holders of Certificates entitled to at least more than 66 2/3% of the Voting Rights so request in writing to the Trustee, promptly appoint a successor pursuant to Section 3.10. Pending appointment of a successor to the Master Servicer or the Special Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided.

     Section 10.03     Notification to Certificateholders.

         (a) Upon any such termination pursuant to Section 10.01 above, any appointment of a successor to the Master Servicer pursuant to Section 10.02, or any appointment of a Replacement Special Servicer pursuant to Section 6.16, the Trustee shall give prompt written notice thereof to Certificateholders and each Rating Agency at their respective addresses appearing in the Certificate Register.

         (b) Not later than the later of 60 days after the occurrence of an Event of Default, the Trustee shall transmit by mail to the Depositor, the Rating Agencies and all Certificateholders notice of such occurrence, unless such default shall have been cured or waived.

     Section 10.04     Waiver of Events of Default.

         The Holders representing at least 66 2/3% of the Voting Rights evidenced by all Classes of Certificates affected by any Event of Default hereunder may waive such Event of Default; provided, however, that an Event of Default under clause (i), (ii) or (xi) of Section 10.01 may be waived only by all of the Certificateholders. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder, except that no Event of Default under
Section 10.01(i) shall be deemed so waived or cured unless and until the Trustee has been reimbursed in full for all Advances which it may have made hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this Section 10.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to Voting Rights with respect to the matters described above.

     Section 10.05     Additional Remedies of Trustee Upon Event of Default.

         During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 10.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.


                                  ARTICLE XI
                            CONCERNING THE TRUSTEE

     Section 11.01      Duties of the Trustee.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement, if applicable. If any such instrument is found not to conform to the requirements of this Agreement if applicable in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

         (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                    (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement. The Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                    (ii) The Trustee shall not be liable for an error of
                         judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                   (iii) The Trustee shall not be liable with respect to any
                         action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

         (d) [RESERVED].

     Section 11.02 Monitoring Certificateholders and Directing Certificateholder; Certain Rights and Powers of Directing Certificateholder.

         (a) Each Monitoring Certificateholder is hereby deemed to have agreed by virtue of its purchase of a Certificate to provide its name and address to the Trustee and to notify the Trustee of the transfer of any Certificate of a Monitoring Class, the selection of a Directing Certificateholder or the resignation or removal thereof. The Directing Certificateholder is hereby deemed to have agreed by virtue of its purchase of a Certificate to notify the Trustee when such Certificateholder is appointed Directing Certificateholder and when it is removed or resigns. To the extent there is only one Monitoring Certificateholder and it is also the Special Servicer, it shall be the Directing Certificateholder.

         (b) [RESERVED].

         (c) A "Monitoring Class" as of any time of determination shall be the Class outstanding with the most subordinate interest in the Trust Fund having at least 25% of its initial Class Balance.

         (d) Once a Directing Certificateholder has been selected, each of the Master Servicer, the Special Servicer, the Depositor, the Trustee and each other Certificateholder (or Certificate Owner, if applicable) shall be entitled to rely on such selection unless a majority of the Monitoring Certificateholders, by Certificate Balance, or such Directing Certificateholder shall have notified the Trustee and each other Monitoring Certificateholder, in writing, of the resignation of such Directing Certificateholder or the selection of a new Directing Certificateholder. Upon the resignation of a Directing Certificateholder, the Trustee shall request the Monitoring Certificateholders to select a new Directing Certificateholder.

         (e) Within 30 days of the Delivery Date, the Trustee shall deliver to the Special Servicer and the Master Servicer a list of each Monitoring Certificateholder and the Directing Certificateholder, including names and addresses. In addition to the foregoing, within two (2) Business Days of receiving notice of the selection of a new Directing Certificateholder or the existence of a new Monitoring Certificateholder, the Trustee shall notify the Master Servicer and the Special Servicer.

         (f) If at any time a Book-Entry Certificate belongs to a Monitoring Class, the Trustee shall notify the related Certificateholders (through the Depository, unless the Trustee shall have been previously provided with the name and address of such Certificateholder) of such event and shall request that it be informed of any change in the identity of the related Certificate Owner from time to time.

         (g) Until it receives notice to the contrary each of the Servicers and the Trustee shall be entitled to rely on the most recent notification with respect to the identity of the Monitoring Certificateholder, and the Directing Certificateholder.

         (h) The Directing Certificateholder will be entitled to advise the Special Servicer with respect to the Special Servicer's taking, or consenting to the Master Servicer's taking, any of the actions identified in clauses (i) through (x) of the following sentence. In addition, notwithstanding anything in any other Section of this Agreement to the contrary, but in all cases subject to Section 3.18(g) and Section 11.02(i), the Special Servicer will not be permitted to take, or consent to the Master Servicer's taking, any of the actions identified in clauses (i) through (x) of this sentence, unless and until the Special Servicer has notified the Directing Certificateholder in writing of the Special Servicer's intent to take the particular action and the Directing Certificateholder has consented (or has failed to object) thereto in writing within (A) five (5) Business Days in the case of a Mortgage Loan that is not a Specially Serviced Mortgage Loan and (B) ten (10) Business Days in the case of a Specially Serviced Mortgage Loan, of having been notified thereof in writing and having been provided with all reasonably requested information with respect thereto:

                     (i) any foreclosure upon or comparable conversion (which
                         may include acquisitions of an REO property) of the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default;

                    (ii) any modification, amendment or waiver of a monetary
                         term (including the timing of payments) or any material non-monetary term of a Mortgage Loan;

                   (iii) any proposed sale of a Defaulted Mortgage Loan or
                         REO Property (other than in connection with the termination of the Trust Fund) for less than the Purchase Price;

                    (iv) any acceptance of a discounted payoff with respect to a Specially Serviced Mortgage Loan;

                     (v) any determination to bring an REO Property into
                         compliance with applicable environmental laws or to otherwise address Hazardous Materials located at an REO Property;

                    (vi) any release of collateral for a Mortgage Loan (other
                         than in accordance with the terms of, or upon satisfaction of, such Mortgage Loan);

                   (vii) any acceptance of substitute or additional
                         collateral for a Mortgage Loan (other than in accordance with the terms of such Mortgage Loan);

                  (viii) any management company or franchise change with
                         respect to any Mortgaged Property;

                    (ix)  any releases of earn-out reserves or related letters of credit with respect to a Mortgage Property; and

                     (x) any waiver of a due-on-sale or due-on-encumbrance
                         clause in any Mortgage Loan;

provided that, in the event that the Special Servicer determines that immediate action is necessary to protect the interests of the Certicateholders (as a collective whole), the Special Servicer may take any such action without waiting for the Directing Certificateholder's response. To the extent such action has not been set forth in the last submitted Asset Strategy Report, such notification by the Special Servicer shall be deemed to have modified the Asset Strategy Report, subject to Section 6.03(b).

         In addition, subject to Section 11.02(i), the Directing Certificateholder may direct the Special Servicer to take, or to refrain from taking, such actions as the Directing Certificateholder may deem advisable or as to which provision is otherwise made herein. Upon reasonable request, the Special Servicer shall provide the Directing Certificateholder with any information in the Special Servicer's possession with respect to such matters, including, without limitation, its reasons for determining to take a proposed action; provided that such information shall also be provided, in a written format, to the Trustee.

         The Master Servicer of the Special Servicer, as applicable, shall notify the Directing Certificateholder of any release or substitution of collateral for a Mortgage Loan even if such release or substitution is in accordance with such Mortgage Loan.

         (i) Notwithstanding anything herein to the contrary, (i) the Special Servicer shall not have any right or obligation to consult with or to seek and/or obtain consent or approval from the Directing Certificateholder prior to acting, and the provisions of this Agreement requiring such shall be of no effect, if any Directing Certificateholder resigns or is removed, during the period following such resignation or removal until a replacement is selected, and (ii) no advice, direction or objection from or by the Directing Certificateholder as contemplated by Section 11.02(h), may (and the Special Servicer shall ignore and act without regard to any such advice, direction or objection that the Special Servicer has determined, in its reasonable, good faith judgment, would) (A) require or cause the Special Servicer to violate applicable law, the terms of any Mortgage Loan or any other Section of this Agreement, including the Special Servicer's obligation to act in accordance with Accepted Special Servicing Practices, (B) adversely affect the status of REMIC I, REMIC II and REMIC III as REMICs, (C) expose the Trust, the Depositor, the Master Servicer, the Special Servicer, the Trustee, or any of their respective Affiliates, members, managers, officers, directors, employees or agents, to any material claim, suit or liability, or (D) expand the scope of the Master Servicer's or the Special Servicer's responsibilities under this Agreement.

         Furthermore, the Special Servicer shall not be obligated to obtain the approval of the Directing Certificateholder for any actions to be taken by the Special Servicer with respect to any particular Mortgage Loan if (i) the Special Servicer has, in accordance with Section 11.02(h), notified the Directing Certificateholder in writing of the various actions that the Special Servicer proposes to take with respect to the work-out or liquidation of such Mortgage Loan and has provided the Directing Certificateholder with all information reasonably requested by the Directing Certificateholder with respect to such actions, and (ii) for 30 days following its receipt of the initial proposal and any supporting information, the Directing Certificateholder has objected to all of those proposed actions and has failed to suggest any alternative actions that the Special Servicer considers to be consistent with Accepted Special Servicing Practices.

         (j) Each Certificateholder acknowledges and agrees, by its acceptance of its Certificates, that: (i) the Directing Certificateholder may have special relationships and interests that conflict with those of Holders of one or more Classes of Certificates; (ii) the Directing Certificateholder may act solely in the interests of the Holders of the Monitoring Class; (iii) the Directing Certificateholder does not have any duties to the Holders of any Class of Certificates other than the Monitoring Class; (iv) the Directing Certificateholder may take actions that favor interests of the Holders of the Monitoring Class over the interests of the Holders of one or more other Classes of Certificates; and (v) the Directing Certificateholder shall have no liability whatsoever for having so acted, and no Certificateholder may take any action whatsoever against the Directing Certificateholder or any director, officer, employee, agent or principal thereof for having so acted.

     Section 11.03      Powers of Attorney.

         The Trustee shall execute and deliver any powers of attorney prepared and delivered to it by the Master Servicer pursuant to Section 4.01(b) or the Special Servicer pursuant to Section 6.03(b).

     Section 11.04      Certification by Certificate Owners.

         To the extent that under the terms of this Agreement, it is necessary to determine whether any Person is a Certificate Owner, the Trustee shall make such determination based on a certification of such Person, in form acceptable to the Trustee, which shall specify, in reasonable detail satisfactory to the Trustee, the Class and Certificate Balance of the Certificate owned, the value of such Person's interest in such Certificate and any intermediaries through which such Certificate is held. The Trustee shall make such determination at the request of such Person or any Servicer. The Trustee shall be entitled to rely conclusively on information it receives from the Depository, Depository Participants, and indirect participating brokerage firms for which a Depository Participant acts as agent, with respect to the identity of a Certificate Owner.

     Section 11.05      Certain Matters Affecting the Trustee.

         Except as otherwise provided in Section 11.01:

         (a) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

         (c) The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

         (d) The Trustee shall not be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (e) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such reasonable examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand;

         (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, provided, however, that the Trustee shall remain liable for the performance of all of its duties hereunder;

         (g) The Trustee shall not be required to obtain a deficiency judgment against any Mortgagor;

         (h) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default hereunder unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Holders of the Certificates and this Agreement;

         (i) The Trustee shall not be responsible for any act or omission of the Certificate Registrar (unless the Trustee, an Affiliate of the Trustee, as applicable, is acting as Certificate Registrar), the Master Servicer, the Special Servicer or the Depositor;

         (j) Other than as expressly provided herein, the Trustee shall not be required to monitor the activities of any Servicer and shall not be responsible for the actions or omissions of any such Servicer.

     Section 11.06    The Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates, other than the Certificate of Authentication, shall be taken as the statements of the Depositor, the Master Servicer or the Special Servicer, as the case may be, and the Trustee does not assume any responsibility for their correctness. The Trustee does not make any representations as to the validity or sufficiency of this Agreement (other than as to the due authorization, execution and delivery thereof by it) or of the Certificates (other than as to the due authorization and execution thereof by it) or of any Mortgage Loans or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Mortgage Loans to the Trust Fund, or any funds deposited in or withdrawn from the Certificate Account or any other account by or on behalf of the Depositor, the Master Servicer or the Special Servicer. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

     Section 11.07    Trustee May Own Certificates.

         The Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, respectively.

     Section 11.08    Fees and Expenses of Trustee; Indemnification of Trustee.

         (a) The Trustee shall be entitled to pay itself as reasonable compensation from amounts remitted to the Certificate Account (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder on each Distribution Date in an aggregate amount equal to 0.0010% per annum (the "Trustee Fee Rate") of the Stated Principal Balance of each Mortgage Loan, calculated on the same basis as interest on the related Mortgage Loan, minus the amount payable pursuant to
Section 7.02(d)(i), from which an amount equal to the Trustee Fee, payable at the Trustee Fee Rate shall be paid to the Trustee.

         (b) The Trustee and any director, officer, employee or agent of the Trustee shall be entitled to indemnification out of the Certificate Account from time to time for any loss, liability or expense (including without limitation costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with any act or omission on the part of the Trustee with respect to this Agreement or the Certificates (other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of duties hereunder, or as may arise from a breach of any representation or warranty of the Trustee set forth herein or from any failure of the Trustee to perform its obligations set forth in Section 11.15 provided, however, if the Trustee becomes Master Servicer, the Trustee acting as Master Servicer shall not be entitled to indemnification under any circumstance under which the Master Servicer is not entitled to indemnification pursuant to Section 3.08(b)); provided, however, that with respect to any third party claim:

                     (i) the Trustee, shall have given the Master Servicer,
                         the Depositor, the Holders and, if in respect to a Specially Serviced Mortgage Loan, the Special Servicer, written notice thereof promptly after the Trustee shall have knowledge thereof;

                    (ii) while maintaining control over its own defense, the
                         Trustee shall cooperate and consult fully with, as applicable, the Master Servicer, the Depositor and, if in the respect to a Specially Serviced Mortgage Loan, the Special Servicer in preparing such defense; and

                   (iii) notwithstanding anything to the contrary in this
                         Section 11.08, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Trustee, as applicable, the Master Servicer, the Depositor and, if in the respect to a Specially Serviced Mortgage Loan, the Special Servicer, which consent shall not be unreasonably withheld.

         Without in any way limiting the generality of the foregoing indemnity, such indemnity shall specifically cover any loss, liability, expense and costs of litigation and investigation, counsel fees, damages, judgments and amounts paid in settlement incurred by the Trustee pursuant to any U.S. or Canadian federal, state, provincial or local environmental statute.

         (c) The provisions of this Section 11.08 shall survive the termination of this Agreement and the termination or resignation of the Trustee.

     Section 11.09     Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be an association or a corporation organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The long-term debt obligations of the Trustee (or its corporate parent) shall at all times be rated in a rating category by S&P and Fitch at least equal to the rating one category below the highest rating assigned by such Rating Agency to the then outstanding Certificates, but in no event lower than an "investment grade" rating by such Rating Agency. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 11.10. The corporation or association serving as Trustee may have normal banking and trust relationships with the Depositor and its Affiliates, the Master Servicer and its Affiliates or the Special Servicer and its Affiliates.

     Section 11.10      Resignation and Removal of Trustee.

         (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Special Servicer and to all Certificateholders. Upon receiving such notice of resignation from the Trustee, the Master Servicer shall promptly appoint a successor trustee. The appointment of such successor must be acceptable to the Depositor and by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Trustee and the Certificateholders, the Depositor and the Special Servicer by the Master Servicer. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.09 and shall fail to resign after written request therefor by the Depositor or the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Trustee fails duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Trustee contained in this Agreement which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Trustee by the Depositor, the Master Servicer or by the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby, any of the Depositor, the Master Servicer or the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby may remove the Trustee and appoint a successor trustee acceptable to the Depositor by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Trustee and the Certificateholders, the Depositor and the Special Servicer by the Master Servicer.

         (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the remaining Certificateholders and the Special Servicer by the Master Servicer. If the termination pursuant to this Section 11.10(c) is without cause, the Certificateholders who voted to terminate the Trustee shall pay the expenses associated with such termination.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until (i) the Master Servicer shall have obtained written confirmation from each Rating Agency stating that upon such acceptance of appointment none of the then-current rating or ratings of all outstanding classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by each Rating Agency as a result thereof, and (ii) acceptance of appointment by the successor trustee as provided in Section 11.11.

     Section 11.11      Successor Trustee.

         (a) Any successor trustee appointed as provided in Section 11.10 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein; provided, however, that (i) the long-term debt obligations of such successor trustee (or its corporate parent) shall be rated in a rating category by S&P and Fitch at least equal to the rating one category below the highest rating assigned by such Rating Agency to the then outstanding Certificates, but in no event lower than an "investment grade" rating by such Rating Agency, or each rating agency shall have confirmed in writing that the appointment of such successor trustee will not result in a downgrade, qualification (if applicable) or withdrawal of its then-current rating on the Certificates. The predecessor trustee shall deliver to the successor trustee all Mortgage Loan Files and related documents and statements held by it hereunder (other than any Mortgage Loan Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder.

         (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.09.

         (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the successor trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.

     Section 11.12     Merger or Consolidation of Trustee.

         Any entity into which the Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of Section 11.09 or 11.11, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 11.13      Appointment of Co-Trustee or Separate Trustee.

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 11.13, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.09 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 11.11 hereof.

         (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 11.13 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         (e) The appointment of a co-trustee or separate trustee under this
Section 11.13 shall not relieve the Trustee of its duties and responsibilities hereunder.

     Section 11.14      Appointment of Custodians.

         (a) The Trustee may, with the consent of the Master Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Loan Files as agent for the Trustee. Subject to the other provisions of this Article XI, the Trustee agrees to enforce the terms and provisions of Sections 2.01 and 2.02 hereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage Loan File and shall not be the Depositor, the Person who originated or sold to the Depositor the related Mortgage Loan or any Affiliate thereof. Each Custodian shall be subject to the same obligations and standard of care as are imposed on the initial Custodian hereunder in connection with the retention of Mortgage Loan Files. The initial Custodian and any custodian succeeding the initial Custodian shall be required to have a blanket fidelity bond and an errors and omissions insurance policy in amounts customary for custodians. The appointment of one or more Custodians shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian; provided, however, that the Trustee shall not be responsible for any delays or failures in the performance of the Custodian due to acts beyond the Custodian's control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulation superimposed after the fact, fire, communication line failures, computer viruses, earthquakes or other disasters.

         (b) The Custodian may, from time to time and as appropriate for the servicing, foreclosure or payoff of any Mortgage Loan, but subject to the restrictions therein provided, upon receipt by the Custodian of a Request for Release and Receipt of Documents provided by any Servicer substantially in the form set forth on Exhibit Y, release to such Servicer the related Mortgage Loan File or the documents from a Mortgage Loan File set forth in such request. Each Servicer acknowledges that during all times that any Mortgage Loan File or any contents thereof are in the physical possession of such Servicer, or are in transit to such Servicer from the Custodian, or are in transit from such Servicer to the Custodian, such Mortgage Loan File and the documents contained therein shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trust Fund. For so long as any Mortgage Loan File or any document taken therefrom is in any Servicer's physical possession, the same shall be stored overnight in a one and one-half-hour rated fire-resistant filing cabinet or the equivalent.

         (c) Subject to any state law requirement or court order, each Servicer hereby agrees to return to the Custodian each and every document previously requested from the Mortgage Loan File when such Servicer's need therefor in connection with such foreclosure or servicing no longer exists or upon request of the Trustee, unless the related Mortgage Loan shall be liquidated or paid in full, in which case, upon receipt of the Request for Release and Receipt of Documents from any Servicer, the Custodian shall be authorized to release the related Servicer's prior request form, together with all other documents still retained by the Custodian with respect to such Mortgage Loan, to such Servicer.

         (d) Upon receipt of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer or Special Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer shall promptly deliver to the Trustee and the Custodian a Request for Release and Receipt of Documents substantially in the form set forth on Exhibit Y requesting delivery to such Servicer of the Mortgage Loan File for such Mortgage Loan and indicating that all amounts received in connection with such payment that are required to be deposited in the related subaccount of the Collection Account or Escrow Account or the related REO Account pursuant to Section 4.02, Section 4.06 or Section 6.06 hereof have been or will be so deposited.

         (e) The Special Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into by such Servicer in accordance with this Agreement within ten (10) Business Days of the execution thereof and the delivery of such instrument to such Servicer; provided, however, that such Servicer may, in lieu thereof, provide the Custodian with a certified true copy of any such document submitted for recordation within five (5) Business Days of its execution, in which event such Servicer shall provide the Custodian with the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the recorded original within five (5) Business Days of receipt thereof by such Servicer.

         (f) Upon any payment in full of a Mortgage Loan, the Special Servicer may execute an instrument of satisfaction regarding the related Mortgage and any other related Mortgage Loan Documents, which instruments of satisfaction shall be recorded by the Special Servicer if required by applicable law and shall be delivered to the Person entitled thereto, it being understood and agreed that all reasonable expenses incurred by the Special Servicer in connection with such instruments of satisfaction shall be reimbursed to the Special Servicer by the Master Servicer, as a Servicing Advance, pursuant to the terms of this Agreement. The Special Servicer shall notify the Custodian and the Master Servicer of the execution of an instrument of satisfaction described above as soon as practicable.

     Section 11.15     Representations and Warranties of the Trustee.

         The Trustee hereby represents and warrants to the Master Servicer and the Depositor, as of the Delivery Date, that:

                    (i) The Trustee is a Massachusetts trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

                   (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets; no license, consent, approval, authorization or order of any court or governmental agency is required for the execution, delivery and performance by the Trustee of this Agreement, except as have been previously obtained.

                   (iii) The Trustee has the full power and authority to
                         enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                    (iv) This Agreement, assuming due authorization, execution and delivery by the Master Servicer, the Special Servicer and the Depositor, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                     (v) The Trustee is not in violation of, and its execution
                         and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                    (vi) No litigation is pending or, to the best of the
                         Trustee's knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

     Section 11.16     SEC Filings.

         Based upon information furnished to it by the Master Servicer and the Depositor, the Trustee will prepare and file with the Securities and Exchange Commission on Forms 8-K and 10-K on behalf of the Trust Fund the reports distributed to the Certificateholders pursuant to the first paragraph of
Section 7.03(a). No later than January 30, 2002, the Trustee shall file a Form 15 Notice of Suspension of Duty to File Reports pursuant to Sections 13 and 15(d) of the Securities Exchange Act of 1934, with respect to the Certificates. The Trustee shall have no responsibility to file any items other than those specified in this Section 11.16.

     Section 11.17     Massachusetts Filings.

         The Trustee shall make any filings required under Massachusetts General Laws, Chapter 182, Sections 2 and 12, the costs of which, if any, shall be reimbursed to it pursuant to Section 11.08.


                                 ARTICLE XII

                                  TERMINATION

     Section 12.01 Termination Upon Repurchase or Liquidation of All Mortgage Loans.

         (a) The respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Special Servicer and the Trustee (other than the obligations of the Trustee to provide for and make payments to Certificateholders as hereafter set forth and any indemnification provision) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Master Servicer and the Trustee and required hereunder to be so paid or deposited on the Distribution Date following the earlier to occur of (i) the purchase of all the Mortgage Loans by any holder of a Class R-I Certificate, the holders of an aggregate Percentage interest in excess of 50% of the Most Subordinate Class of Certificates, the Master Servicer and (to the extent all of the remaining Mortgage Loans are being serviced by the Special Servicer) the Special Servicer (in that order) at a price equal to the greater of (a) the aggregate fair market value of all the Mortgage Loans (other than REO Property) included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, as determined by the Depositor and (b) the aggregate Class Balance of all the Certificates plus accrued and unpaid interest thereon together with any unreimbursed Advances (including any interest thereon at the Advance Rate) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

         Any Person which shall make an election to purchase all of the Mortgage Loans remaining in the Trust Fund pursuant to clause (i) of the preceding paragraph shall do so by giving written notice to the Trustee and the Depositor no later than 60 days prior to the anticipated date of purchase; provided, however, that no such election to purchase all of the Mortgage Loans remaining in the Trust Fund pursuant to clause (i) above shall be made unless the aggregate Stated Principal Balance of the Mortgage Loans remaining in the Trust Fund at the time of such election is less than 1% of the aggregate Cut-off Date Balance of the Mortgage Loans. Any Person which shall make the election described in the previous sentence shall also provide to the Trustee an opinion of independent counsel, addressed to the Trustee, to the effect that the resulting termination will be a "qualified liquidation" under Section 860F(a)(4) of the Code with respect to REMIC I, REMIC II, and REMIC III.

         Notice of any termination shall be given promptly by any such Person electing to terminate by letter to Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property, not earlier than the 60th day and not later than the 30th day of the month next preceding the month of the proposed final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar. Unless it is acting as Certificate Registrar, such Person shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the Master Servicer's purchase of all of the Mortgage Loans remaining in the Trust Fund, the Master Servicer shall deposit in the Certificate Account not later than the last Business Day of the Collection Period relating to the Distribution Date on which the final distribution on the Certificates is to occur an amount in immediately available funds equal to the above-described purchase price. Upon receipt of an Officers' Certificate to the effect that such final deposit has been made, the Trustee shall release or cause the Custodian to release to the Master Servicer the Mortgage Loan Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments necessary to effectuate transfer of the Mortgage Loans (including, with respect to the Canadian Loan, the Foreign Currency Exchange Contract).

         Upon presentation and surrender of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates (i) the amount otherwise distributable on such Distribution Date in accordance with Section 7.02 in respect of the Certificates so presented and surrendered, if not in connection with the Master Servicer's purchase of all of the Mortgage Loans, or (ii) such Certificateholder's Percentage Interest of that portion of the Available Distribution Amount for such Distribution Date allocable to payments on the Class of Certificates so presented and surrendered as described below, if in connection with the Master Servicer's purchase of all of the Mortgage Loans. If the Trust Fund is to terminate in connection with the Master Servicer's purchase of all of the Mortgage Loans, the Available Distribution Amount for the final Distribution Date shall be allocated in the order set forth in Section 7.02.

         (b) Notwithstanding anything contained in Section 12.01(a) to the contrary, following the date on which the aggregate Certificate Balance of the Certificates (other than the Private Certificates) is reduced to zero and any Realized Losses previously allocated to the Certificates (other than the Private Certificates) have been reimbursed, the Sole Certificateholder(s) shall have the right to exchange all of the Private Certificates for all of the Mortgage Loans and each REO Property remaining in the Trust Fund as contemplated by clause (i) of Section 12.01(a) by giving written notice to all the parties hereto no later than 60 days prior to the anticipated date of exchange. In the event that the Sole Certificateholder(s) elect(s) to exchange all of the Certificates for all of the Mortgage Loans and each REO Property remaining in REMIC I in accordance with the preceding sentence, such Sole Certificateholder(s), not later than the Distribution Date on which the final distribution on the Private Certificates is to occur, shall deposit in the Collection Account an amount in immediately available funds equal to all amounts then due and owing to the Depositor, the Master Servicer, the Special Servicer and the Trustee hereunder that may be withdrawn from the Collection Account or that may be withdrawn from the Distribution Account but only to the extent that such amounts are not already on deposit in the Collection Account. In addition, the Master Servicer shall transfer all amounts required to be transferred to the Distribution Account on such Master Remittance Date from the Collection Account. Upon confirmation that such final deposits have been made and following the surrender of all the Private Certificates on the Distribution Date on which the final distribution on the Private Certificates is to occur and upon receipt of an Officer's Certificate to the effect that such final transfer has been made, the Trustee shall release or cause the Custodian to release to the Sole Certificateholder(s) or any designee thereof, the Mortgage Loan Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments necessary to effectuate transfer of the Mortgage Loans (including, with respect to the Canadian Loan, the Foreign Currency Exchange Contract) and REO Properties remaining in the Trust Fund.


                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

     Section 13.01     Amendment.

         (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, (iv) to relax or eliminate any requirement hereunder imposed by the REMIC Provisions if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated; or (v) if such amendment, as evidenced by an Opinion of Counsel delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment, or would be necessary to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of the Trust Fund; provided that such action (except any amendment described in clause (v) above) shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided further, however, that an Opinion of Counsel (other than as to REMIC tax matters) shall not be required if each Rating Agency then rating the Certificates shall have confirmed in writing that immediately following such amendment such Rating Agency will not downgrade, qualify (if applicable) or withdraw its then-current rating on the Certificates as a result of such amendment.

         (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates affected thereby entitled to at least 51% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i) without the consent of the Holders of all Certificates of such Class, (iii) lower in any manner the standard of the Accepted Master Servicing Practices or the Accepted Special Servicing Practices, without the consent of all the Holders of all Certificates then outstanding, or (iv) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 13.01, Certificates registered in the name of the Depositor, the Master Servicer, the Special Servicer or any Affiliate of the Depositor, the Master Servicer or the Special Servicer shall be entitled to Voting Rights with respect to matters described in clauses (i) and (ii) of this paragraph affecting such Certificates.

         (c) Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Master Servicer shall consent to any amendment to this Agreement unless the Trustee and the Master Servicer shall each have obtained or been furnished with an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer or the Trustee in accordance with such amendment will not result in the imposition of a tax on the Trust Fund pursuant to the REMIC Provisions or cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding.

         (d) Promptly after the execution of any such amendment, the Trustee shall furnish a statement prepared by the Person requesting such amendment describing the amendment to each Certificateholder and the Underwriters and a copy of such amendment to each Rating Agency.

         (e) It shall not be necessary for the consent of Certificateholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (f) The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

         (g) The cost of any Opinion of Counsel to be delivered pursuant to
Section 13.01(a) or (c) shall be borne by the Person seeking the related amendment.

         (h) The Trustee shall not enter into or consent to any amendment of this Agreement unless the conditions set forth in clause (a) or (b) above are satisfied with respect to such amendment.

     Section 13.02      Recordation of Agreement; Counterparts.

         (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer or the Special Servicer at the expense of the Trust Fund on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel (which opinion shall be an expense of the Trust Fund) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders; provided, however, that the Trustee shall have no obligation or responsibility to determine whether any such recordation of this Agreement is required.

         (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 13.03     Limitation on Rights of Certificateholders.

         (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of an Event of Default, or of a default by the Depositor in the performance of any of its obligations hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 13.04     Governing Law.

         This Agreement and the Certificates shall be construed in accordance with the internal laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 13.05      Notices.

         (a) Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered mail, postage prepaid, return receipt requested, and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex, telecopy or telegraph and confirmed by a writing delivered by means of (a), (b) or (c), to: (i) in the case of the Depositor, J.P. Morgan Chase Commercial Mortgage Securities Corp., 60 Wall Street, New York, New York 10260-0060, Attention: Real Estate Structured Finance, telecopy number: (212) 648-5138; (ii) in the case of the Master Servicer, GMAC Commercial Mortgage Corporation, 200 Witmer Road, Horsham, Pennsylvania 19044, Attention: Managing Director Commercial Servicing Operations, telecopy number: (215) 328-3478, with a copy to: General Counsel, telecopy number: (215) 328-3620; (iii) in the case of the Special Servicer, ORIX Real Estate Capital Markets, LLC, 1717 Main Street, 14th Floor, Dallas, Texas 75201, Attention: Edgar L. Smith, II, telephone number 214-237-2005; telecopy number 214-237-2034, with a copy to ORIX Real Estate Mortgage Capital Markets, LLC, 1717 Main Street, 12th Floor, Dallas, Texas 75201, Attention:
Paul Smyth, telephone 214-237-2010; telecopy number 214-237-2040; (iv) in the case of the Trustee, State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111, Attention: Corporate Trust Service
(CMBS)--J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1, telephone number: (617) 662-1323, telecopy number: (617) 662-1435;
(v) in the case of the Rating Agencies, (A) Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: Commercial Mortgage-Backed Securities Group, telephone number: (212) 908-0537, telecopy number: (212) 635-0295; and (B) Standard & Poor's Rating Services, 55 Water Street, New York, New York 10041, Attention: Commercial Mortgage - Backed Securities Group, telephone number: (212) 438-2000, telecopy number: (212) o; or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be sent to the address of such Holder as shown in the Certificate Register.

         (b) Notices to the Master Servicer pursuant to Section 4.04(a) shall be delivered to: Vice President - Servicing, telephone number: (215) 328-1258; telecopy number: (215) 328-3478, or to such other Person at such other telephone and telecopy numbers as may hereafter be furnished by the Master Servicer.

     Section 13.06     Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 13.07      Grant of a Security Interest.

         The Depositor intends that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor also intends and agrees that, in such event, (i) the Depositor shall be deemed to have granted to the Trustee (in such capacity) a first priority security interest in the Depositor's entire right, title and interest in and to the assets comprising the Trust Fund, including without limitation, the Mortgage Loans, all principal and interest received or receivable with respect to the Mortgage Loans (other than loan principal and interest payments due and payable prior to the Cut-off Date and Principal Prepayments received prior to the Cut-off Date), all amounts held from time to time in the Certificate Account, the Collection Account, and REO Account and all reinvestment earnings on such amounts, together with all of the Depositor's right, title and interest in and to the proceeds of any title, hazard or other Insurance Policies related to such Mortgage Loans and (ii) this Agreement shall constitute a security agreement under applicable law. The Depositor shall cause to be filed, as a precautionary filing, a Form UCC-1 in all appropriate locations in the State of New York and the State of Delaware promptly following the initial issuance of the Certificates, and the Trustee shall file continuation statements thereto at such office, in each case within six months prior to the fifth anniversary of the immediately preceding filing. The Depositor shall cooperate in a reasonable manner with the Trustee in preparing and filing such continuation statements. This Section 13.07 shall constitute notice to the Trustee pursuant to any of the requirements of the New York Uniform Commercial Code.

     Section 13.08     Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by each Servicer, the Trustee and the respective successors and assigns thereof and shall inure to the benefit of the Certificateholders.

         (b) Except as provided in Section 3.04, this Agreement shall not be assigned, pledged or hypothecated by any Servicer to a third party without the prior written consent of the Trustee and subject to Section 3.06.

     Section 13.09     Article and Section Headings.

         The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     Section 13.10 Notices and Information to Rating Agencies and Directing Certificateholder.

         (a) The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies and the Directing Certificateholder with respect to each of the following of which it has actual knowledge:

                     (i) any material change or amendment to this Agreement;

                    (ii) the occurrence of any Event of Default;

                   (iii) the resignation or termination of the Master
                         Servicer, the Special Servicer or the Trustee;

                    (iv) the repurchase of Mortgage Loans pursuant to Section
                         2.04(a);

                     (v) any other information the Rating Agencies may
                         reasonably request consistent with the Trustee's duties hereunder;

                    (vi) the final payment to any Class of Certificateholders;

                   (vii) any change in the location of the Certificate
                         Account; and

                  (viii) CMSA IRP.

         (b) The Master Servicer shall use its best efforts promptly to provide notice to the Rating Agencies and the Directing Certificateholder with respect to any determination by the Master Servicer that an Advance with respect to a Mortgage Loan constitutes (or would, if made, constitute) a Nonrecoverable Advance under this Agreement.

         (c) Each of the Master Servicer and the Special Servicer shall promptly furnish to the Rating Agencies and the Directing Certificateholder copies of the following:

                    (i) each of its annual statements as to compliance described in Section 3.02,

                   (ii) each of its annual independent public accountants' servicing reports described in Section 3.03, (iii) if requested, the most current rent rolls and financial statements in its possession available from time to time with respect to any Mortgaged Property or any Mortgagor,

                   (iv) Upon request, Comparative Financial Status Report, Delinquent Loan Status Report, REO Status Report, Historical Loan Modification Report, Historical Liquidation, and CMSA Servicer Watch List in the form published by the Commercial Mortgage Securities Association or any successor organization, reported pursuant to Sections 4.09, 4.10 and 6.09, and

                    (v) any other information the Rating Agencies may reasonably request consistent with the Servicer's servicing duties hereunder.

     Section 13.11     Certificateholders' List.

         Upon written request of the Directing Certificateholder, the Trustee shall provide a list of each Certificateholder and, to the extent known to the Trustee and solely based on the certification of Certificate Owners, each Certificate Owner.

     Section 13.12     Protection of Assets.

         (a) Except for transactions and activities entered into in connection with the transaction that is the subject of this Agreement, the Trust Fund is not authorized and has no power to:

             (1)  borrow money or issue debt;

             (2) merge with another entity, reorganize, liquidate or sell assets; or

             (3)  engage in any business or activities.

         (b) Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition against the Trust Fund or initiate any other form of insolvency proceeding until after all distributions on the Certificates have been made.

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                 J.P. MORGAN CHASE COMMERCIAL
                                 MORTGAGE SECURITIES CORP.,
                                 Depositor


                             By: /s/ Dennis Schuh
                                 -------------------------
                                 Name:    Dennis Schuh
                                 Title:   Vice President


                                 GMAC COMMERCIAL MORTGAGE
                                      CORPORATION, Master Servicer


                             By: /s/ Kathryn Marquardt
                                 -------------------------
                                 Name:    Kathryn Marquardt
                                 Title:   Senior Vice President


                                 ORIX REAL ESTATE CAPITAL MARKETS,
                                       LLC, Special Servicer


                             By: /s/ Edgar L. Smith, II
                                 ----------------------
                                 Name:    Edgar L. Smith, II
                                 Title:   Chief Operating Officer


                                 STATE STREET BANK AND TRUST
                                        COMPANY, Trustee


                             By: /s/ William G. Swan
                                 ----------------------
                                 Name: William G. Swan
                                 Title: Vice President

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

         On the 29th day of March, 2001 before me, a notary public in and for said State, personally appeared Dennis Schuh known to me to be a Vice President of J.P. Morgan Chase Commercial Mortgage Securities Corp., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                              /s/ Rachel Schlenker
                                              -------------------------
                                              Notary Public, State of New York
                                              No. 01SC6041753
                                              Qualified in New York County
                                              Commission Expires May 15, 2002

STATE OF TEXAS    )
                  ) ss.:
COUNTY OF DALLAS  )

         On the 29th day of March, 2001 before me, a notary public in and for said State, personally appeared Edgar L. Smith, II known to me to be Chief Operating Officer of ORIX Real Estate Capital Markets, LLC, the limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                           /s/ Carol Beatty
                                           -------------------------
                                           Notary Public in and for the
                                           State of Texas
                                           My commission expires: 10/02/03


Carol Beatty
Notary Public, State of Texas
My commission expires 10-02-03

STATE OF MASSACHUSETTS)
                      ) ss.:
COUNTY OF SUFFOLK     )

         On the 29th day of March 2001, before me, a notary public in and for said State, personally appeared William G. Swan known to me to be a Vice President of State Street Bank and Trust Company, the Massachusetts trust company that executed the within instrument, and also known to me to be the person who executed it on behalf of said Massachusetts trust company, and acknowledged to me that such Massachusetts trust company executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Daniel Scully
                                        -------------------------
                                        Notary Public
                                        My Commission Expires August 20, 2004


[Notarial Seal]

STATE OF PENNSYLVANIA    )
                         ) ss.:
COUNTY OF MONTGOMERY     )

         On the 29th day of March, 2001 before me, a notary public in and for said State, personally appeared Kathryn Marquardt known to me to be Senior Vice President of GMAC Commercial Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                     /s/ Marguerite Ann Brand
                                     -------------------------
                                     Notary Public
                                     Horsham Twp., Montgomery County
                                     My Commission Expires Jan. 12, 2004


[Notarial Seal]

                                   EXHIBIT A

                              FORM OF CERTIFICATE



FORM OF PUBLIC CERTIFICATE

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      CLASS [A1, A2, A3, B, C, D, E, F] MORTGAGE PASS-THROUGH CERTIFICATE

          evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed rate mortgage loans formed and sold by

   J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., SERIES 2001-CIBC1

Original Class
Balance:  $[________]

Date of Pooling and Servicing               Initial Certificate
Agreement:  March 1, 2001                   Balance of this
                                            Class [A1, A2, A3, B, C, D, E, F]
                                            Certificate as of the
                                            Delivery Date: $[__________]

Cut-off Date:  March 1, 2001

Delivery Date:  March 29, 2001

First Distribution Date: April 15, 2001     Pass-Through Rate: [________]%

Master Servicer: GMAC Commercial Mortgage   Trustee: State Street Bank and Trust
                 Corporation                         Company



No. [__]
Cusip No.: [______________]
ISIN No.: [______________]

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. OR ANY OF ITS AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

EACH HOLDER OF THIS CERTIFICATE THAT IS A "PLAN" AS HEREINAFTER DEFINED IS DEEMED TO REPRESENT THAT NEITHER MGT NOR ANY OF ITS AFFILIATES HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE INVESTMENT OF THE PLAN'S ASSETS INVESTED IN THIS CERTIFICATE, OR GIVES INVESTMENT ADVICE WITH RESPECT TO THE INVESTMENT OF SUCH ASSETS.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO (A) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS OR OTHER ENTITIES IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (EACH, A "PLAN") OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING ANY SUCH CERTIFICATE OR INTEREST THEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN, UNLESS SUCH TRANSFEREE QUALIFIES AS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1) OF REGULATION D UNDER THE SECURITIES ACT AND EITHER (1) AT THE TIME OF SUCH TRANSFER, THE CERTIFICATES ARE RATED IN ONE OF THE TOP FOUR RATING CATEGORIES BY AT LEAST ONE RATING AGENCY, OR (2) THE PURCHASER IS AN INSURANCE COMPANY GENERAL ACCOUNT THAT IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS OF, SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED.

          This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class [A1, A2, A3, B, C, D, E, F] Certificate (obtained by dividing the initial Certificate Balance of this Class [A1, A2, A3, B, C, D, E, F] Certificate as of the Delivery Date (as such Certificate Balance may be adjusted from time to time for transfers) by the original Class Balance of the Class [A1, A2, A3, B, C, D, E, F] Certificates) in that certain beneficial ownership interest evidenced by all the Class [A1, A2, A3, B, C, D, E, F] Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2001 (the "Agreement"), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation, as master servicer (the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC, as special servicer (the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company, as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date") except for the First Distribution Date in which case the Delivery Date will be the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class [A1, A2, A3, B, C, D, E, F] Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on a Class [A1, A2, A3, B, C, D, E, F] Certificate will be made by the Trustee pursuant to the Agreement.

          Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

          The Class [A1, A2, A3, B, C, D, E, F] Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class [A1, A2, A3, B, C, D, E, F] Certificates are exchangeable for new Class [A1, A2, A3, B, C, D, E, F] Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Special Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Master Servicer or the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the purchase by any holder of a Class [R-I, R-II, R-III] Certificate, the holders of an aggregate Percentage Interest in excess of 50% of the Most Subordinate Class of Certificates, the Master Servicer and (to the extent all of the remaining Mortgage Loans are being serviced by the Special Servicer) the Special Servicer (in that order) at a price equal to the greater of (a) the aggregate fair market value of all the Mortgage Loans (other than REO Property) included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, as determined by the Depositor and (b) the aggregate Class Balance of all the Certificates plus accrued and unpaid interest thereon together with any unreimbursed Advances (including any interest thereon), and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund; provided, however, that in no event shall the trust created thereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 1% of the aggregate Cut-off Date Balance of the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this

Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

          This Certificate shall be construed in accordance with the internal laws of the State of New York, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: March __, 2001


STATE STREET BANK AND TRUST COMPANY, not individually, but solely in its capacity as Trustee

                                              By:_______________________________
                                              Authorized Officer


                         CERTIFICATE OF AUTHENTICATION


     This is one of the Class [A1, A2, A3, B, C, D, E, F] Certificates referred to in the within-mentioned Agreement.




STATE STREET BANK AND TRUST COMPANY, as Certificate Registrar

                                              By:_______________________________
                                              Authorized Signatory

FORM OF PRIVATE CERTIFICATE

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

        CLASS [X1, X2, G, H, J, K, L, M, NR] PRIVATE GLOBAL CERTIFICATE

          evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed rate mortgage loans formed and sold by

   J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., SERIES 2001-CIBC1

Original Class Balance: $[___________]

Date of Pooling and Servicing               Initial Certificate
Agreement:  March 1, 2001                   Balance of this
                                            Class [X1, X2, G, H, J, K, L, M,
                                            NR]
                                            Certificate as of the
                                            Delivery Date: $[_____________]

Cut-off Date:  March 1, 2001

Delivery Date:  March 29, 2001

First Distribution Date:  April 15, 2001    Pass-Through Rate:  [________]%

Master Servicer: GMAC Commercial Mortgage   Trustee: State Street Bank and Trust
                 Corporation                         Company

No. 1
Cusip No.: [_____________]
ISIN No.: [_____________]



THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. OR ANY OF ITS AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

          This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class [X1, X2, G, H, J, K, L, M, NR] Certificate (obtained by dividing the initial Certificate Balance of this Class [X1, X2, G, H, J, K, L, M, NR] Certificate as of the Delivery Date (as such Certificate Balance may be adjusted from time to time for transfers) by the original Class Balance of the Class [X1, X2, G, H, J, K, L, M, NR] Certificates) in that certain beneficial ownership interest evidenced by all the Class [X1, X2, G, H, J, K, L, M, NR] Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2001 (the "Agreement"), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation, as master servicer (the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC, as special servicer (the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company, as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date") except for the First Distribution Date in which case the Delivery Date will be the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class [X1, X2, G, H, J, K, L, M, NR] Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on a Class [X1, X2, G, H, J, K, L, M, NR] Certificate will be made by the Trustee pursuant to the Agreement.

          Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

          The Class [X1, X2, G, H, J, K, L, M, NR] Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class [X1, X2, G, H, J, K, L, M, NR] Certificates are exchangeable for new Class [X1, X2, G, H, J, K, L, M, NR] Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          No transfer of any Class [X1, X2, G, H, J, K, L, M, NR] Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration or qualification and in connection with the transfer or issuance of a Definitive Certificate, then the Certificate Registrar shall require, in order to assure compliance with such laws, receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-1 to the Agreement,
(ii) if such transfer is purportedly being made in reliance upon Regulation S under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-2 to the Agreement and (iii) in all other cases, (A) (I) except where the Depositor or an Affiliate thereof is the transferor or transferee, an Opinion of Counsel, (II) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit C to the Agreement and (III) a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit E to the Agreement or (B) if the Depositor or an Affiliate thereof is the transferor or transferee, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar in their respective capacities as such). None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class [X1, X2, G, H, J, K, L, M, NR] Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class [X1, X2, G, H, J, K, L, M, NR] Certificate without registration or qualification. Any Class [X1, X2, G, H, J, K, L, M, NR] Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of a Class [X1, X2, G, H, J, K, L, M, NR] Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement plan or arrangement (including individual retirement accounts and annuities and Keogh plans) that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or any collective investment fund or separate account or other entity in which such plans, accounts or arrangements are invested (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class [X1, X2, G, H, J, K, L, M, NR] Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with plan assets of a Plan, unless the prospective transferee provides the Certificate Registrar with either (i) a representation that the purchaser is an insurance company that is purchasing the Class [X1, X2, G, H, J, K, L, M, NR] Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60), and that the purchase and holding of such Class [X1, X2, G, H, J, K, L, M, NR] Certificate are eligible for and meet all the requirements for relief under Sections I and III of PTCE 95-60, or (ii) a certification of facts and an Opinion of Counsel which establishes to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Certificate Registrar or Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code, except as set forth in the

Agreement. In the absence of its having received the representation or the certification and Opinion of Counsel contemplated by the preceding sentence, the Certificate Registrar shall require the prospective transferee of any Class [X1, X2, G, H, J, K, L, M, NR] Certificate to certify that it is neither
(A) a Plan nor (B) a Person who is directly or indirectly purchasing such Class [X1, X2, G, H, J, K, L, M, NR] Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

          No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Special Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Master Servicer or the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the purchase by any holder of a Class [R-I, R-II, R-III] Certificate, the holders of an aggregate Percentage Interest in excess of 50% of the Most Subordinate Class of Certificates, the Master Servicer and (to the extent all of the remaining Mortgage Loans are being serviced by the Special Servicer) the Special Servicer (in that order) at a price equal to the greater of (a) the aggregate fair market value of all the Mortgage Loans (other than REO Property) included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, as determined by the Depositor and (b) the aggregate Class Balance of all the Certificates plus accrued and unpaid interest thereon together with any unreimbursed Advances (including any interest thereon), and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund; provided, however, that in no event shall the trust created thereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 1% of the aggregate Cut-off Date Balance of the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

          This Certificate shall be construed in accordance with the internal laws of the State of New York, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: March __, 2001


STATE STREET BANK AND TRUST COMPANY, not individually, but solely in its capacity as Trustee

                                              By:_______________________________
                                              Authorized Officer


                         CERTIFICATE OF AUTHENTICATION


     This is one of the Class [X1, X2, G, H, J, K, L, M, NR] Certificates referred to in the within-mentioned Agreement.




STATE STREET BANK AND TRUST COMPANY, as Certificate Registrar

                                              By:_______________________________
                                              Authorized Signatory

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS [X1, X2, G, H, J, K, L, M, NR] CERTIFICATE IS SUBORDINATE TO THE CLASS A1, A2, A3, B, C, D, E, F[, X1, X2, G, H, J, K, L, M] CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8.02(b)(ii) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE (EACH, A "PLAN") OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

EACH HOLDER OF THIS CERTIFICATE THAT IS A "PLAN" AS DEFINED HEREIN IS DEEMED TO REPRESENT THAT NEITHER MGT NOR ANY OF ITS AFFILIATES HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE INVESTMENT OF THE PLAN'S ASSETS INVESTED IN THIS CERTIFICATE, OR GIVES INVESTMENT ADVICE WITH RESPECT TO THE INVESTMENT OF SUCH ASSETS.

     CLASS [X1, X2, G, H, J, K, L, M, NR] REGULATION S GLOBAL CERTIFICATE

          evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed rate mortgage loans formed and sold by

   J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., SERIES 2001-CIBC1

Original Class Balance: $[________]

Date of Pooling and Servicing               Initial Certificate
Agreement:  March 1, 2001                   Balance of this
                                            Class [X1, X2, G, H, J, K, L, M,
                                            NR]
                                            Certificate as of the
                                            Delivery Date: $[_]

Cut-off Date:  March 1, 2001

Delivery Date:  March 29, 2001

First Distribution Date:  April 15, 2001    Pass-Through Rate:  [______]%

Master Servicer: GMAC Commercial Mortgage   Trustee: State Street Bank and Trust
                 Corporation                         Company

No. S-1
Reg. S Cusip No.: [______________]
Reg. S ISIN No.: [_____________]


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. OR ANY OF ITS AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

          This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class [X1, X2, G, H, J, K, L, M, NR] Certificate (obtained by dividing the initial Certificate Balance of this Class [X1, X2, G, H, J, K, L, M, NR] Certificate as of the Delivery Date (as such Certificate Balance may be adjusted from time to time for transfers) by the original Class Balance of the Class [X1, X2, G, H, J, K, L, M, NR] Certificates) in that certain beneficial ownership interest evidenced by all the Class [X1, X2, G, H, J, K, L, M, NR] Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2001 (the "Agreement"), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation, as master servicer (the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC, as special servicer (the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company, as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), except for the First Distribution Date in which case the Delivery Date will be the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class [X1, X2, G, H, J, K, L, M, NR] Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on a Class [X1, X2, G, H, J, K, L, M, NR] Certificate will be made by the Trustee pursuant to the Agreement.

          Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

          The Class [X1, X2, G, H, J, K, L, M, NR] Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class [X1, X2, G, H, J, K, L, M, NR] Certificates are exchangeable for new Class [X1, X2, G, H, J, K, L, M, NR] Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          Transfers of any Global Certificate shall be limited to transfers of a Restricted Global Certificate or Regulation S Global Certificate in whole, but not in part, to the Depository and its successors. Beneficial interests in the Restricted Global Certificate and any Regulation S Global Certificate may be transferred in accordance with the Depository's customary procedures and the provisions of Section 8.02 of the Agreement.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          No transfer of any Class [X1, X2, G, H, J, K, L, M, NR] Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration or qualification and in connection with the transfer or issuance of a Definitive Certificate, then the Certificate Registrar shall require, in order to assure compliance with such laws, receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-1 to the Agreement,
(ii) if such transfer is purportedly being made in reliance upon Regulation S under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-2 to the Agreement and (iii) in all other cases, (A) (I) except where the Depositor or an Affiliate thereof is the transferor or transferee, an Opinion of Counsel, (II) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit C to the Agreement and (III) a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit E to the Agreement or (B) if the Depositor or an Affiliate thereof is the transferor or transferee, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar in their respective capacities as such). None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class G Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class [X1, X2, G, H, J, K, L, M, NR] Certificate without registration or qualification. Any Class [X1, X2, G, H, J, K, L, M, NR] Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of a Class [X1, X2, G, H, J, K, L, M, NR] Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement plan or arrangement (including individual retirement accounts and annuities and Keogh plans) that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or any collective investment fund or separate account or other entity in which such plans, accounts or arrangements are invested (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class [X1, X2, G, H, J, K, L, M, NR] Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with plan assets of a Plan, unless the prospective transferee provides the Certificate Registrar with either (i) a representation that the purchaser is an insurance company that is purchasing the Class [X1, X2, G, H, J, K, L, M, NR] Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60), and that the purchase and holding of such Class [X1, X2, G, H, J, K, L, M, NR] Certificate are eligible for and meet all the requirements for relief under Sections I and III of PTCE 95-60, or (ii) a certification of facts and an Opinion of Counsel which establishes to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Certificate Registrar or Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code, except as set forth in the Agreement. In the absence of its having received the representation or the certification and Opinion of Counsel contemplated by the preceding sentence, the Certificate Registrar shall require the prospective transferee of any Class [X1, X2, G, H, J, K, L, M, NR] Certificate to certify that it is neither
(A) a Plan nor (B) a Person who is directly or indirectly purchasing such Class [X1, X2, G, H, J, K, L, M, NR] Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan

          No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Special Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Master Servicer or the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the purchase by any holder of a Class [R-I, R-II, R-III] Certificate, the holders of an aggregate Percentage Interest in excess of 50% of the Most Subordinate Class of Certificates, the Master Servicer and (to the extent all of the remaining Mortgage Loans are being serviced by the Special Servicer) the Special Servicer (in that order) at a price equal to the greater of (a) the aggregate fair market value of all the Mortgage Loans (other than REO Property) included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, as determined by the Depositor and (b) the aggregate Class Balance of all the Certificates plus accrued and unpaid interest thereon together with any unreimbursed Advances (including any interest thereon), and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund; provided, however, that in no event shall the trust created thereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 1% of the aggregate Cut-off Date Balance of the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting

Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

          This Certificate shall be construed in accordance with the internal laws of the State of New York, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: March __, 2001


STATE STREET BANK AND TRUST COMPANY, not individually, but solely in its capacity as Trustee

                                              By:_______________________________
                                              Authorized Officer


                         CERTIFICATE OF AUTHENTICATION

          This is one of the Class [X1, X2, G, H, J, K, L, M, NR] Certificates referred to in the within-mentioned Agreement.




STATE STREET BANK AND TRUST COMPANY, as Certificate Registrar

                                              By:_______________________________
                                              Authorized Signatory

FORM OF R CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

TRANSFER OF THIS CLASS [R-I, R-II, R-III] CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS SET FORTH HEREIN. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER OF THIS CLASS [R-I, R-II, R-III] CERTIFICATE TO A DISQUALIFIED ORGANIZATION (AS DEFINED HEREIN) OR AN AGENT OF A DISQUALIFIED ORGANIZATION OR TO A NON-UNITED STATES PERSON (AS DEFINED HEREIN), SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

THIS CLASS [R-I, R-II, R-III] CERTIFICATE IS SUBORDINATE TO THE CLASS A1, A2, A3, B, C, D, E, F, X1, X2, G, H, J, K, L, M AND NR CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE (EACH, A "PLAN") OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

EACH HOLDER OF THIS CERTIFICATE THAT IS A "PLAN" AS DEFINED HEREIN IS DEEMED TO REPRESENT THAT NEITHER MGT NOR ANY OF ITS AFFILIATES HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE INVESTMENT OF THE PLAN'S ASSETS INVESTED IN THIS CERTIFICATE, OR GIVES INVESTMENT ADVICE WITH RESPECT TO THE INVESTMENT OF SUCH ASSETS.

          CLASS [R-I, R-II, R-III] MORTGAGE PASS-THROUGH CERTIFICATE

          evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed rate mortgage loans formed and sold by

   J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., SERIES 2001-CIBC1


Date of Pooling and Servicing
Agreement:  March 1, 2001

Cut-off Date:  March 1, 2001

Delivery Date:  March 29, 2001              Percentage Interest: [___]%

First Distribution Date: April 15, 2001     Pass-Through Rate: N/A

Master Servicer: GMAC Commercial Mortgage   Trustee: State Street Bank and Trust
                 Corporation                         Company

No. 1
Cusip No.: [_____________]



THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. OR ANY OF ITS AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

          This certifies that Chase Securities Inc. is the registered owner of the Percentage Interest evidenced by this Class [R-I, R-II, R-III] Certificate and indicated on the face hereof in that certain beneficial ownership interest evidenced by all the Class [R-I, R-II, R-III] Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2001 (the "Agreement"), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation, as master servicer (the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC, as special servicer (the "Special Servicer", which term includes any successor entity under the Agreement) and State Street Bank and Trust Company, as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date") except for the First Distribution Date in which case the Delivery Date will be the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class [R-I, R-II, R-III] Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on a Class [R-I, R-II, R-III] Certificate will be made by the Trustee pursuant to the Agreement.

          No distributions will be made on the Class [R-I, R-II, R-III] Certificate, except that any distribution on the proceeds of the remaining assets of the Trust Fund will be made only upon presentation and surrender of this Certificate at the office of the Certificate Registrar or such other location as may be specified in such notice.

          The Class [R-I, R-II, R-III] Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class [R-I, R-II, R-III] Certificates are exchangeable for new Class [R-I, R-II, R-III] Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          No transfer of any Class [R-I, R-II, R-III] Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration or qualification and in connection with the transfer or issuance of a Definitive Certificate, then the Certificate Registrar shall require, in order to assure compliance with such laws, receipt of: (a) if such transfer is of a Class [R-I, R-II, R-III] Certificate and is purportedly made in reliance on Rule 144A under the 1933 Act, a certificate from the transferee desiring to effect such transfer substantially in the form of Exhibit D-1 to the Agreement; (b) if such transfer is of a Class [R-I, R-II, R-III] Certificate and is purportedly made in reliance on Regulation S under the 1933 Act, a certificate from the transferee desiring to effect such transfer substantially in the form of Exhibit D-2 to the Agreement; and (c) in all other cases, (i) except as otherwise set forth in the Agreement, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form of Exhibit C to the Agreement and (iii) a certificate from such Certificateholder's prospective transferee substantially in the form of Exhibit E to the Agreement. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class [R-I, R-II, R-III] Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class [R-I, R-II, R-III] Certificate without registration or qualification. Any Class [R-I, R-II, R-III] Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of any Class [R-I, R-II, R-III] Certificate shall be made to a Non-United States Person. Notwithstanding anything to the contrary contained herein, prior to registration of any transfer, sale or other disposition of a Class [R-I, R-II, R-III] Certificate, the Certificate Registrar shall have received (i) an affidavit from the proposed transferee substantially in the form of Exhibit F-1 to the Agreement, to the effect that, among other things, (A) such transferee is not a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, (B) such transferee is not a Non-United States Person, (C) such transferee has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as the Class [R-I, R-II, R-III] Certificate remains outstanding, and (D) no purpose of such proposed transfer, sale or other disposition of the Class [R-I, R-II, R-III] Certificate is or will be to impede the assessment or collection of any tax, and (ii) a certificate from the transferor substantially in the form of Exhibit F-2 to the Agreement, to the effect that, among other things, no purpose of such proposed transfer, sale or other disposition of the Class [R-I, R-II, R-III] Certificate is or will be to impede the assessment or collection of any tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Class [R-I, R-II, R-III] Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization or to a Non-United States Person, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Class [R-I, R-II, R-III] Certificate. If any purported transfer of a Class [R-I, R-II, R-III] Certificate shall be in violation of the provisions of Section 8.02(d) of the

Agreement, as described in this paragraph, then the prior Holder of the Class [R-I, R-II, R-III] Certificate purportedly transferred shall, upon discovery that the transfer of such Class [R-I, R-II, R-III] Certificate was not in fact permitted by Section 8.02(d) of the Agreement, be restored to all rights as Holder thereof retroactive to the date of the purported transfer. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of a Class [R-I, R-II, R-III] Certificate that is not permitted by Section 8.02(d) of the Agreement or for making payments due on such Class [R-I, R-II, R-III] Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of the Agreement. The prior Holder shall be entitled to recover from any purported Holder of a Class [R-I, R-II, R-III] Certificate that was in fact not a permitted transferee under Section 8.02(d) of the Agreement at the time it became a Holder all payments made on such Class [R-I, R-II, R-III] Certificate. The Holder of a Class [R-I, R-II, R-III] Certificate, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of Section 8.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of a Class [R-I, R-II, R-III] Certificate to a Disqualified Organization or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust Fund.

          A Disqualified Organization is any of (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, or (iii) any organization described in Section 1381(a)(2)(C) of the Code. A corporation will not be treated as an instrumentality of the United States or of any State or any political subdivision thereof if all of its activities are subject to tax and, with the exception of FHLMC, a majority of its board of directors is not selected by a governmental unit. A Non-United States Person is a Person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          No transfer of a Class [R-I, R-II, R-III] Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement plan or arrangement (including individual retirement accounts and annuities and Keogh plans) that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or any collective investment fund or separate account or other entity in which such plans, accounts or arrangements are invested (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class [R-I, R-II, R-III] Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with plan assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel which establishes to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Certificate Registrar or Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code, except as set forth in the Agreement. In the absence of its having received the certification and Opinion of Counsel contemplated by the preceding sentence, the Certificate Registrar shall require the prospective transferee of any Class [R-I, R-II, R-III] Certificate to certify that it is neither (A) a Plan nor (B) a Person who is directly or indirectly purchasing such Class [R-I, R-II, R-III] Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

          No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Special Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Master Servicer or the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the purchase by any holder of a Class [R-I, R-II, R-III] Certificate, the holders of an aggregate Percentage Interest in excess of 50% of the Most Subordinate Class of Certificates, the Master Servicer and (to the extent all of the remaining Mortgage Loans are being serviced by the Special Servicer) the Special Servicer (in that order) at a price equal to the greater of (a) the aggregate fair market value of all the Mortgage Loans (other than REO Property) included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, as determined by the Depositor and (b) the aggregate Class Balance of all the Certificates plus accrued and unpaid interest thereon together with any unreimbursed Advances (including any interest thereon), and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund; provided, however, that in no event shall the trust created thereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 1% of the aggregate Cut-off Date Balance of the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

          This Certificate shall be construed in accordance with the internal laws of the State of New York, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: March __, 2001


STATE STREET BANK AND TRUST COMPANY, not individually, but solely in its capacity as Trustee

                                              By:_______________________________
                                              Authorized Officer


                         CERTIFICATE OF AUTHENTICATION


     This is one of the Class [R-I, R-II, R-III] Certificates referred to in the within-mentioned Agreement.




STATE STREET BANK AND TRUST COMPANY, as Certificate Registrar

                                           By:_______________________________
                                              Authorized Officer

                                   EXHIBIT B

                         FORM OF ASSET STRATEGY REPORT

                                   EXHIBIT C

                        FORM OF TRANSFEROR CERTIFICATE





                                                                       [Date]

[Certificate Registrar Name and Address]

                  Re: J.P. Morgan Chase Commercial Mortgage Securities Corp., Mortgage Pass-Through Certificates,
                       Series 2001-CIBC1, Class [  ]
Dear Sirs:

         This letter is delivered to you in connection with the transfer by ________(the "Transferor") to _____________(the "Transferee") of a Certificate evidencing a __% Percentage interest in the captioned Class of Certificates (the "Certificate"), pursuant to Section 8.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2001, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, GMAC Commercial Mortgage Corporation, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer and State Street Bank and Trust Company, as trustee. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. The Transferor is the lawful owner of the Certificate with the full right to transfer the Certificate free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person by means of any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine or similar news medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or advertising, or in any manner which would constitute a distribution under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Certificate a violation of Section 5 of the 1933 Act or require registration pursuant thereto.


                                 --------------------------
                                 (Transferor)



                                  By: ________________________
                                  Name: ______________________
                                  Title: _______________________

                                  EXHIBIT D-1

                          FORM OF INVESTMENT LETTER--
                         QUALIFIED INSTITUTIONAL BUYER



                                                                       [Date]

[Purchaser]
60 Wall Street
New York, New York  10260

[Trustee Name and Address]

Dear Sirs:

         In connection with our proposed purchase of the Mortgage Pass-Through Certificates, Series 2001-CIBC1, Class X1, Class X2, Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Class R-I, Class R-II and Class R-III (the "Certificates") of J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor"), we confirm that:

               [1. We have received a copy of the Private Placement Memorandum (the "Private Placement Memorandum") dated March 29, 2001, relating to the Certificates and such other information as we deem necessary in order to make our investment decision. We understand that the Private Placement Memorandum speaks only as of its date and that the information contained therein may not be correct or complete as of any time subsequent to such date.]

               2. We understand that the Certificates have not been, and will not be registered under the Securities Act of 1933, as amended (the "Act") and may not be sold except as permitted by the restrictions and conditions set forth in the Pooling and Servicing Agreement dated as of March 1, 2001 relating to the Certificates and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Act. We understand that on any proposed resale of any Certificates, we will be required to furnish to the Trustee such certifications, legal opinions and other information as it may require to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. We further understand that the Certificates will bear a legend to the foregoing effect.

               3. We are a "qualified institutional buyer" (within the meaning of Rule 144A under the Act) (a "QIB") and we are acquiring the Certificates for our own account or for the account of a QIB for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act, and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment. We acknowledge that the sale of the Certificates to us is being made in reliance on Rule 144A.

               4. We are acquiring each of the Certificates purchased by us for our own account or for a single account (which is a QIB and from which no resale, pledge or other transfer may be made except to another QIB) as to each of which we exercise sole investment discretion.

               5. Either (a) we are not an employee benefit plan or other retirement arrangement, (including an individual retirement account or annuity or a Keogh plan) or collective investment fund or separate accounts or other entity in which such plan, account or arrangement is invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan") or any person who is directly or indirectly purchasing or any interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (b) [for Class G, Class H, Class J, Class K, Class L, Class M or Class NR, we are an insurance company that is purchasing certificates with assets of an insurance company general account "as that term is defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60 and the purchasing and holding of the Certificates are eligible for and satisfy the requirements for relief under Sections I and III of PTCE 95-60; or (c)], we have provided the Certificate Registrar with a certification of facts and an Opinion of Counsel which have established to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Certificate Registrar or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

          You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,



                                         By: ________________________
                                             Name:
                                             Title:


Securities To Be Purchased:

$        principal amount of Certificates

                                  EXHIBIT D-2

                          FORM OF INVESTMENT LETTER--
                                 REGULATION S



                                                                       [Date]

[Purchaser]
60 Wall Street
New York, New York  10260

[Trustee Name and Address]

Dear Sirs:

         In connection with our proposed purchase of the Mortgage Pass-Through Certificates, Series 2001-CIBC1, Class G, Class H, Class J, Class K, Class L, Class M, Class NR] (the "Certificates") of J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor"), we confirm that:

               1. We understand that the Certificates have not been, and will not be registered under the Securities Act of 1933, as amended (the "Act") and may not be sold except as permitted by the restrictions and conditions set forth in the Pooling and Servicing Agreement dated as of March 1, 2001 relating to the Certificates and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Act. We understand that on any proposed resale of any Certificates, we will be required to furnish to the Trustee such certifications, legal opinions and other information as it may require to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. We further understand that the Certificates will bear a legend to the foregoing effect.

               2. We are aware that the purchase of such Certificates is being made in reliance on the exemption from registration provided by Regulation S and understand that the Certificates offered in reliance on Regulation S will bear the appropriate legend set forth in the Pooling and Servicing Agreement, and be represented by one or more Regulation S Global Certificates. The Certificates so represented may not at any time be held by or on behalf of "U.S. Persons" as defined in Regulation S under the Securities Act. Neither we nor any beneficial owner of the Certificates that we may hold on its behalf and will not be, a U.S. Person as defined in Regulation S under the Securities Act. Before any interest in a Regulation S Global Certificate may be offered, resold, pledged or otherwise transferred to a person who takes delivery in the form of an interest in a Physical Certificate, the transferee will be required to provide the Trustee with a written certification as to compliance with the transfer restrictions.

               3. Either (a) we are not an employee benefit plan or other retirement arrangement, (including an individual retirement account or annuity or a Keogh plan) or collective investment fund or separate accounts or other entity in which such plan, account or arrangement is invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan") or any person who is directly or indirectly purchasing any such Class or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (b) [for Class G, Class H, Class J, Class K, Class L, Class M or Class NR, we are an insurance company that is purchasing certificates with assets of an insurance company general account "as that term is defined in
          Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60 and the purchasing and holding of the Certificates are eligible for and satisfy the requirements for relief under Sections I and III of PTCE 95-60; or (c)], we have provided the Certificate Registrar with a certification of facts and an Opinion of Counsel which have established to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of
          Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Certificate Registrar or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                          Very truly yours,


                                          By:   ________________________
                                                Name:
                                                Title:


Securities To Be Purchased:

$        principal amount of Certificates

                                   EXHIBIT E

                          FORM OF INVESTMENT LETTER--
                              ACCREDITED INVESTOR



                                                                       [Date]

[Purchaser]
60 Wall Street
New York, New York  10260

[Trustee Name and Address]

Dear Sirs:

         In connection with our proposed purchase of the Mortgage Pass-Through Certificates, Series 2001-CIBC1, Class A1, Class A2, Class G, Class H, Class L, Class M, Class J, Class NR, Class R-I, Class R-II and Class R-III] (the "Certificates") of J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor"), we confirm that:

               [1. We have received a copy of the Private Placement Memorandum (the "Private Placement Memorandum") dated March 29, 2001, relating to the Certificates and such other information as we deem necessary in order to make our investment decision. We understand that the Private Placement Memorandum speaks only as of its date and that the information contained therein may not be correct or complete as of any time subsequent to such date.]

               2. We understand that the Certificates have not been, and will not be registered under the Securities Act of 1933, as amended (the "Act") and may not be sold except as permitted by the restrictions and conditions set forth in the Pooling and Servicing Agreement dated as of March 1, 2001 relating to the Certificates and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Act. We understand that on any proposed resale of any Certificates, we will be required to furnish to the Trustee such certifications, legal opinions and other information as it may require to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. We further understand that the Certificates will bear a legend to the foregoing effect.

               3. We are an "accredited investor" (as defined in Rule 501(a)(1), (2), (3), or (7) under the Act) and we are acquiring the Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act, and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment.

               4. We are acquiring each of the Certificates purchased by us for our own account or for a single account (each of which is an "accredited investor" and from which no resale, pledge or other transfer may be made except to another "accredited investor") as to which we exercise sole investment discretion.

               5. Either (a) we are not an employee benefit plan or other retirement arrangement, (including an individual retirement account or annuity or a Keogh plan) or collective investment fund or separate accounts or other entity in which such plan, account or arrangement is invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan") or any person who is directly or indirectly purchasing any such Class or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (b) [for Class G, Class H, Class J, Class K, Class L, Class M or Class NR, we are an insurance company that is purchasing certificates with assets of an insurance company general account "as that term is defined in
          Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60 and the purchasing and holding of the Certificates are eligible for and satisfy the requirements for relief under Sections I and III of PTCE 95-60; or (c)], we have provided the Certificate Registrar with a certification of facts and an Opinion of Counsel which have established to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of
          Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Certificate Registrar or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                           Very truly yours,


                                           By:  ________________________
                                                Name:
                                                Title:


Securities To Be Purchased:

$           principal amount of Certificates

                                  EXHIBIT F-1

                          FORM OF TRANSFER AFFIDAVIT


STATE OF     )
             ) ss.:
COUNTY OF    )

         [NAME OF OFFICER], being first duly sworn, deposes and says that:

         1. He is the [Title of Officer] of [Name of Owner] (the record or beneficial owner (the "Owner") of J.P. Morgan Chase Commercial Mortgage Securities Corp., Mortgage Pass-Through Certificate, Series 2001-CIBC1, Class [ ], No. ___ (the "Class [ ] Certificate")), a _____________ duly organized and existing under the laws of [the State of ______________] [the United States], on behalf of which he makes this affidavit. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class [ ] Certificate was issued.

         2. The Owner (i) is and will be a "Permitted Transferee" as of [date of transfer] and (ii) is acquiring the Class [ ] Certificate for its own account. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

         3. The Owner is aware (i) of the tax that would be imposed on transfers of the Class [ ] Certificate to disqualified organizations under the Internal Revenue Code of 1986, as amended, that applies to all transfers of the Class [ ] Certificate after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false.

         4. The Owner is aware of the tax imposed on a "pass-through entity" holding the Class [ ] Certificate if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. The Owner is aware that it cannot transfer the Class [ ] Certificate unless the transferee, or the transferee's agent, delivers to the Certificate Registrar, among other things, an affidavit in substantially the same form as this affidavit.

         6. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [ ] Certificate will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

         7. The Owner's taxpayer identification number is ________________.

         8. No purpose of the Owner relating to its purchase of a Class [ ] Certificate is or will be to impede the assessment or collection of any tax.

         9. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as the Class
[ ] Certificate remains outstanding.

         10. The Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as the Class [ ] Certificate remains outstanding.

         11. No purpose of the Owner relating to any sale of any Class [ ] Certificate will be to impede the assessment or collection of any tax.

         12. The Owner is not a Non-United States Person.

         13. The Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Class [ ] Certificate to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

         14. Either (a) the Owner is not an employee benefit plan or other retirement arrangement, (including an individual retirement account or annuity or a Keogh plan) or collective investment fund or separate accounts or other entity in which such plan, account or arrangement is invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan") or any person who is directly or indirectly purchasing Certificates or any interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (b) the Owner has provided the Certificate Registrar with a certification of facts and an Opinion of Counsel which have established to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or
Section 4975 of the Code or cause the Master Servicer, the Certificate Registrar or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its Corporate Seal to be hereunto attached, attested by its [Assistant] Secretary, this ___ day of __________, 200_.

                                           [NAME OF OWNER]



                                           By: ________________________
                                               [Name of Officer]
                                               [Title of Officer]


[Corporate Seal]

ATTEST:

------------------------
[Assistant] Secretary


         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same Person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and Sworn before me this ____ day of 200_.


                                        NOTARY PUBLIC


                                        COUNTY OF ___
                                        STATE OF ____
                                        My Commission expires the
                                        ___ day of ___________, 20__.

                                  EXHIBIT F-2

                        FORM OF TRANSFEROR CERTIFICATE



                                                                       [Date]

[Certificate Registrar Name and Address]

                  Re: J.P. Morgan Chase Commercial Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series
                       2001-CIBC1, Class [  ]
                       -------------------------------------------------------

Dear Sirs:

          In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class [ ] Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                       Very truly yours,


                                       _____________________________
                                       (Transferor)


                                        By: ________________________
                                            Name:___________________
                                            Title:__________________

                                                              EXHIBIT G

                                                       MORTGAGE LOAN SCHEDULE

JPMC 2001-CIBC1 Mortgage Loan Schedule

                                                     Original           Current
                                                     Principal         Principal       Crossed Loan      Related Loan
Loan No.     Seller         Property Name           Balance ($)       Balance ($)          Group            Group
-------------------------------------------------------------------------------------------------------------------
     1        CIBC      65 Broadway                  50,000,000        49,903,942
     2        MGT       1800-1880 JFK Boulevard      37,000,000        36,900,076
     3        MGT       Provence Apartments          29,500,000        29,437,519
     4        GACC      The Ford Building            28,000,000        27,943,394
     5        CIBC      Chino Spectrum               25,450,000        25,407,524
                        Marketplace
     6        CIBC      Dunning Farm Shopping        23,700,000        23,659,939
                        Center
     7        MGT       Trace Fork Shopping          22,646,666        22,587,864
                        Center
     8        CIBC      Doubletree Hotel -           22,600,000        22,566,577
                        Irvine Spectrum
     9        CIBC      Holiday Inn - Wall Street    22,500,000        22,466,949
     10       CIBC      Northpark Center             17,350,000        17,287,486
     11       GACC      Windsor at Sterling Place    17,000,000        17,000,000
     12       CIBC      Richmond Mall                16,000,000        15,972,695
     13       CIBC      ANC Rental Plaza             15,000,000        14,983,503
     14       MGT       ICI Glidden                  15,000,000        14,939,278
     15       MGT       First USA - 550 Building     13,530,000        13,485,979
     16       MGT       Rustic Hills Shopping        13,050,000        13,023,022
                        Center
     17       CIBC      Wildwood North Shopping      13,000,000        12,978,946
                        Center
     18       MGT       Creekside Manufactured       12,900,000        12,878,090                             A
                        Housing Community
     19       MGT       Royal Host REIT Hotel        12,899,023        12,791,305
                        Portfolio
    19.1      MGT       Holiday Inn - Oakville        5,159,609
    19.2      MGT       Travelodge Hotel -            4,521,173
                        Burlington
    19.3      MGT       Holiday Inn - Edmonton        3,218,241
     20       MGT       MORF 3 & 6                   12,525,000        12,491,243                             B
     21       MGT       Great Hills Plaza Office     12,000,000        11,973,113
                        Building
     22       CIBC      Wild West II                 11,800,000        11,800,000
                        (Healthsouth Medical
                        Plaza)
     23       CIBC      Alpha Tower                  11,600,000        11,569,612
     24       CIBC      Liberty Plaza                11,400,000        11,361,095
     25       CIBC      Boynton West                 11,360,000        11,319,526
     26       CIBC      The Department of            11,000,000        10,981,017
                        Commerce Building
     27       GACC      Cedar Commons Apartments     10,250,000        10,234,064
     28       MGT       Century Center Shopping      10,250,000        10,218,265
                        Plaza
     29       MGT       Hidden Creek Apartments      10,220,000        10,198,179
     30       MGT       TRC I, II & III               9,500,000         9,465,847
     31       MGT       El Mercado Shopping           9,200,000         9,171,061
                        Center
     32       MGT       Fiesta Apartments             9,050,000         9,050,000
     33       GACC      59 Elm Street                 9,000,000         8,985,897
     34       MGT       BrooksEdge Apartments         8,825,000         8,799,984
     35       MGT       Lamplighter Village           8,800,000         8,785,054                             A
     36       MGT       Cinnamon Tree Apartments      8,500,000         8,481,888
     37       MGT       Shadowood                     8,400,000         8,385,733                             A
     38       CIBC      Skaff Portfolio               8,120,000         8,110,943
    38.1      CIBC      1204-1210 27th Avenue         1,100,000
                        South
    38.2      CIBC      4602 16th Avenue                950,000
                        Southwest
    38.3      CIBC      1200-1246 Belsly                900,000
                        Boulevard
    38.4      CIBC      2610-2614 11th Street           700,000
                        South
    38.5      CIBC      1602 47th Avenue                650,000
                        Southwest
    38.6      CIBC      1220 28th Avenue South          550,000
    38.7      CIBC      1208 28th Avenue South          520,000
    38.8      CIBC      1122-1124 27th Avenue           500,000
                        South
    38.9      CIBC      1310 28th Avenue South          450,000
   38.10      CIBC      1114 27th Avenue South          425,000
   38.11      CIBC      1110 28th Avenue South          400,000
   38.12      CIBC      1308 27th Avenue South          400,000
   38.13      CIBC      924-928 24th Avenue South       400,000
   38.14      CIBC      2310 South 10th Street          175,000
     39       MGT       Aspen Ridge Apartments        8,000,000         7,970,191
     40       MGT       Fairfield Gables              7,500,000         7,478,352
     41       MGT       North Hills Shopping          7,200,000         7,178,850                             C
                        Center
     42       GACC      The Deerfield Luxury TH       7,050,000         7,009,902
     43       GACC      Atlantic Commerce Center      7,000,000         6,986,497
     44       MGT       Bechtel Building 4            7,000,000         6,977,075                             B
     45       CIBC      Westminster Plaza             6,950,000         6,935,921
     46       CIBC      Shaw View Plaza               6,500,000         6,500,000
     47       CIBC      Bradford Ridge Apartments     6,500,000         6,489,254
     48       MGT       Newport Trade Centre          6,500,000         6,482,267
     49       GACC      Howard Johnson Plaza          6,400,000         6,372,213
                        Hotel & Suites
     50       MGT       Soho West Apartments          6,390,000         6,360,244
     51       CIBC      Dicks Clothing &              6,310,000         6,300,159
                        Sporting Goods - Deptford
     52       CIBC      Laurel Plaza                  6,325,000         6,280,760
     53       GACC      El Segundo Plaza              6,200,000         6,184,086
     54       GACC      Garden View Office            6,060,000         6,050,154
                        Building
     55       MGT       Priestbridge Shopping         6,050,000         6,021,651
                        Center
     56       MGT       Olde Towne Shopping           5,525,000         5,510,229
                        Center
     57       MGT       Palm Johnson Plaza            5,520,000         5,496,611
     58       MGT       60-66 White Street            5,500,000         5,484,782
     59       GACC      Market Center at Barnes       5,400,000         5,390,916
     60       GACC      555 West 25th Street          5,400,000         5,385,969
     61       GACC      Coral Hills Shopping          5,325,000         5,316,524
                        Center
     62       MGT       Port Crossing Shopping        5,300,000         5,278,904
                        Center
     63       CIBC      3493/3495 Bankhead            5,148,750         5,120,429
                        Highway
     64       GACC      Food Lion Food Portfolio      5,100,000         5,087,146                             D
    64.1      GACC      Franklin Plaza Shopping       2,130,000
                        Center
    64.2      GACC      Crescent Place Shopping       1,540,000
                        Center
    64.3      GACC      West Main Square Center       1,430,000
     65       MGT       Maple Glen Apartments         5,000,000         4,969,616
     66       MGT       Country Club Village          4,900,000         4,887,320                             C
     67       MGT       The Rapids Apartments -       4,876,000         4,778,912
                        Phase 2
     68       CIBC      Pinetree Lakes Apartments     4,650,000         4,635,207
     69       MGT       The Crossings Shopping        4,500,000         4,488,236
                        Center of Orlando
     70       MGT       Brookshire Brothers           4,462,500         4,448,557                             E
                        Portfolio
    70.1      MGT       Gaslight Shopping Center      3,225,000
    70.2      MGT       Carthage Shopping Center      1,237,500
     71       MGT       The Lakes Mall                4,450,000         4,438,413
     72       MGT       64 Fulton Street              4,450,000         4,428,557
     73       CIBC      New Horizons Apartment        4,400,000         4,386,274
                        Portfolio
    73.1      CIBC      4045 Baltimore Avenue         1,350,000
    73.2      CIBC      4417 Pine Street              1,350,000
    73.3      CIBC      4413-4429 Walnut Street       1,250,000
    73.4      CIBC      4101 Baltimore Avenue           450,000
     74       MGT       Fine Particle Inc.            4,375,000         4,359,130
                        Portfolio
    74.1      MGT       Fine Particle Inc. -          3,775,000
                        Auburn
    74.2      MGT       Fine Particle Inc. - San        600,000
                        Diego
     75       MGT       Chapel Brook Apartments       4,340,000         4,327,991                             F
     76       MGT       Medina Shopping Center        4,325,000         4,308,178
     77       CIBC      Pinetree Meadows II           4,320,000         4,306,257
                        Apartments
     78       GACC      14 Research Way               4,300,000         4,288,713
     79       CIBC      Willow Green Mobile Home      4,200,000         4,195,168
                        Park
     80       MGT       Mission Research Office       4,200,000         4,189,372
                        Building
     81       CIBC      Linens 'N Things              4,125,000         4,118,567
     82       MGT       7004 Bee Cave Road            4,100,000         4,089,604
     83       CIBC      Dicks Sporting Goods -        4,000,000         3,993,761
                        Akron
     84       MGT       Autumn Ridge Apartments       3,980,000         3,971,739
     85       CIBC      Providence Square             3,950,000         3,945,459
                        Building (Westminster
                        Building)
     86       MGT       The Fields Phase IV           3,935,000         3,919,741
     87       CIBC      Insite Albany I               3,850,000         3,845,699
     88       MGT       Copperfield Apartments        3,800,000         3,783,808
     89       CIBC      Kew Gardens Apartments        3,750,000         3,731,642
     90       CIBC      Sears HomeLife Store          3,625,000         3,619,346
     91       CIBC      Hampton Inn - Chattanooga     3,600,000         3,594,885
     92       MGT       Wesley Commons Apartments     3,523,765         3,523,765
     93       MGT       Arima Computer Building       3,500,000         3,476,811
     94       CIBC      Meridian Ridge Apartments     3,475,000         3,461,268
     95       MGT       Villa Martinique              3,460,000         3,450,426                             F
                        Apartments
     96       MGT       London Square Apartments      3,400,000         3,387,472
     97       CIBC      Ramada Inn - LaPorte          3,360,000         3,347,552
     98       CIBC      Bassett Furniture Direct      3,200,000         3,194,275
                        Showroom
     99       MGT       Efficiency Lodge -            3,130,000         3,058,038
                        Forest Park
    100       MGT       Gordonhurst Apartments        3,000,000         2,992,921                             G
    101       MGT       Manor Park Apartments         3,000,000         2,991,077                             G
    102       MGT       King George Apartments -      2,991,000         2,982,623
                        Phase I
    103       MGT       Victoria Multifamily          2,940,000         2,932,469            1
                        Portfolio
   103.1      MGT       Villa Chateau                 1,496,000
   103.2      MGT       Meridian on Airline           1,140,000
   103.3      MGT       Colonial Greens II              304,000
    104       CIBC      Lakeview USDA Building        2,950,000         2,815,069
    105       MGT       Shady Creek Apartments        2,800,000         2,786,164
    106       GACC      520 Sepulveda                 2,720,000         2,715,567
    107       CIBC      Stratford Arms Apartments     2,700,000         2,696,806
    108       MGT       Woodbrook Village             2,700,000         2,691,725                             G
                        Apartments
    109       MGT       Eckerd - Brandon              2,668,000         2,654,382                             H
    110       GACC      Rock Creek Village            2,650,000         2,645,854
                        Shopping Ctr
    111       MGT       The Office Place              2,625,000         2,617,766
    112       MGT       Eckerd - Tampa                2,593,000         2,570,892                             H
    113       MGT       Berkshire Gardens             2,500,000         2,494,274                             G
                        Apartments
    114       CIBC      Cardinal Village              2,450,000         2,447,102
                        Apartments
    115       CIBC      Mt. Vernon Apartments         2,350,000         2,344,186
                        and Washington Arms Apts
                        Portfolio
   115.1      CIBC      Mt. Vernon Apartments         1,410,000
   115.2      CIBC      Washington Arms                 940,000
                        Apartments
    116       MGT       Woodbridge Apartments         2,350,000         2,343,080                             G
    117       CIBC      Hunter's Ridge Apartments     2,325,000         2,319,538
    118       CIBC      Hidden Oaks Apartments        2,300,000         2,296,198
    119       MGT       Woodfield Terrace             2,300,000         2,289,073
                        Apartments
    120       MGT       Eckerd - Long Beach           2,264,000         2,244,697                             H
    121       MGT       San Marcos Apartments         2,200,000         2,193,713
    122       MGT       The Prado Shopping Center     2,130,000         2,126,161
    123       CIBC      Weis Markets                  2,050,000         2,046,803
    124       MGT       Friendly Village              2,025,000         2,000,531
    125       MGT       Eastwood Oaks Apartments      2,000,000         1,994,399
    126       GACC      Innerstep Office Park         2,000,000         1,993,912
    127       MGT       New Caney Shopping Center     1,950,000         1,943,907                             E
    128       MGT       Quality Inn - Pecos           1,900,000         1,876,392
    129       MGT       Windsor Park Apartments       1,864,000         1,858,663
    130       GACC      Spencer Shopping Center       1,850,000         1,846,358                             D
    131       MGT       Arlington South               1,840,000         1,833,474
                        Apartments
    132       MGT       Hampton Inn - Columbus        1,850,000         1,827,873
    133       MGT       Boise Rite Aid                1,840,000         1,819,723
    134       MGT       Wilmington House              1,800,000         1,792,521
                        Apartments
    135       CIBC      Barristers Hall               1,650,000         1,645,210
    136       MGT       All Ways Self Storage         1,650,000         1,641,143
    137       MGT       Victory Villa                 1,550,000         1,537,527
    138       MGT       Midway Shopping Center        1,500,000         1,493,344
    139       MGT       Veranda Apartments            1,500,000         1,491,271
    140       MGT       Oakland Airport Business      1,455,000         1,452,301
                        Park
    141       MGT       Belle Aire Apartments         1,350,000         1,343,412
    142       MGT       Bel Air Apartments and        1,325,000         1,321,363
                        Village West Apartments
    143       MGT       McKinley Court Apartments     1,330,000         1,320,868
    144       MGT       Belleville Apartments         1,250,000         1,247,249
    145       CIBC      Snapfinger Plaza              1,225,000         1,219,358
    146       MGT       222-224 Beacon Street         1,215,000         1,205,241                             I
    147       MGT       Bon Air & Four Seasons        1,200,000         1,194,929
                        Apartments
    148       MGT       Evergreen North Shopping      1,125,000         1,121,108
                        Center
    149       MGT       Medical Arts Building         1,050,000         1,046,866
    150       MGT       Greenwood Business Center     1,050,000         1,046,804
    151       MGT       Chestnut Apartments           1,000,000           996,552
    152       MGT       Capitol & Bryan Parkway         995,000           992,951
                        Apartment Portfolio
   152.1      MGT       Capitol Apartments              705,000
   152.2      MGT       Bryan Parkway Apartments        290,000
    153       MGT       Copper Springs Business         990,000           985,479
                        Park
    154       MGT       130 West Grand River            950,000           945,560
    155       MGT       Premiere Plaza                  930,000           927,675
    156       MGT       Grand Central Storage           880,000           875,967
    157       MGT       10322 Dransfeldt Building       815,000           813,475
    158       MGT       Live Oaks Business Center       780,000           777,587
    159       MGT       Glynn - 50 East Squantum        715,000           709,257                             I
    160       MGT       Arbor Grove Apartments          680,000           675,803
    161       MGT       105 Alstead Road                670,000           664,619                             I
    162       MGT       Castlewood Apartments           640,000           636,812
    163       MGT       536-542 Beech Street            500,000           496,459
    164       MGT       Ellendale Place                 455,000           453,415
                        Apartments
    165       MGT       Colonial Green I                316,000           315,389            1




                                                    Current Mortgage  Master Servicing   Addl Servicing  Trustee Fee Rate
Loan No.    Seller           Property Name          Interest Rate (%)   Fee Rate (%)      Fee Rate (%)          (%)
--------------------------------------------------------------------------------------------------------------------------
    1        CIBC      65 Broadway                        8.250             0.100                              0.001
    2        MGT       1800-1880 JFK Boulevard            8.010             0.100            0.050             0.001
    3        MGT       Provence Apartments                7.770             0.100                              0.001
    4        GACC      The Ford Building                  8.000             0.100                              0.001
    5        CIBC      Chino Spectrum                     7.600             0.100                              0.001
                       Marketplace
    6        CIBC      Dunning Farm Shopping              7.520             0.100                              0.001
                       Center
    7        MGT       Trace Fork Shopping                8.390             0.100                              0.001
                       Center
    8        CIBC      Doubletree Hotel -                 8.150             0.100                              0.001
                       Irvine Spectrum
    9        CIBC      Holiday Inn - Wall Street          8.240             0.100                              0.001
    10       CIBC      Northpark Center                   8.310             0.100                              0.001
    11       GACC      Windsor at Sterling Place          7.700             0.100                              0.001
    12       CIBC      Richmond Mall                      7.460             0.100                              0.001
    13       CIBC      ANC Rental Plaza                   8.200             0.100                              0.001
    14       MGT       ICI Glidden                        8.290             0.100            0.050             0.001
    15       MGT       First USA - 550 Building           7.880             0.100            0.050             0.001
    16       MGT       Rustic Hills Shopping              7.890             0.100                              0.001
                       Center
    17       CIBC      Wildwood North Shopping            7.790             0.100                              0.001
                       Center
    18       MGT       Creekside Manufactured             7.490             0.100                              0.001
                       Housing Community
    19       MGT       Royal Host REIT Hotel              9.530             0.100                              0.001
                       Portfolio
   19.1      MGT       Holiday Inn - Oakville
   19.2      MGT       Travelodge Hotel -
                       Burlington
   19.3      MGT       Holiday Inn - Edmonton
    20       MGT       MORF 3 & 6                         8.020             0.100            0.050             0.001
    21       MGT       Great Hills Plaza Office           7.490             0.100                              0.001
                       Building
    22       CIBC      Wild West II                       7.750             0.100                              0.001
                       (Healthsouth Medical
                       Plaza)
    23       CIBC      Alpha Tower                        8.160             0.100                              0.001
    24       CIBC      Liberty Plaza                      8.550             0.100                              0.001
    25       CIBC      Boynton West                       8.360             0.100                              0.001
    26       CIBC      The Department of                  7.390             0.100                              0.001
                       Commerce Building
    27       GACC      Cedar Commons Apartments           8.050             0.100                              0.001
    28       MGT       Century Center Shopping            8.100             0.100                              0.001
                       Plaza
    29       MGT       Hidden Creek Apartments            7.730             0.100            0.050             0.001
    30       MGT       TRC I, II & III                    8.320             0.100                              0.001
    31       MGT       El Mercado Shopping                8.030             0.100                              0.001
                       Center
    32       MGT       Fiesta Apartments                  8.030             0.100                              0.001
    33       GACC      59 Elm Street                      8.000             0.100                              0.001
    34       MGT       BrooksEdge Apartments              7.770             0.100            0.050             0.001
    35       MGT       Lamplighter Village                7.490             0.100                              0.001
    36       MGT       Cinnamon Tree Apartments           7.740             0.100                              0.001
    37       MGT       Shadowood                          7.490             0.100                              0.001
    38       CIBC      Skaff Portfolio                    8.000             0.100                              0.001
   38.1      CIBC      1204-1210 27th Avenue
                       South
   38.2      CIBC      4602 16th Avenue
                       Southwest
   38.3      CIBC      1200-1246 Belsly
                       Boulevard
   38.4      CIBC      2610-2614 11th Street
                       South
   38.5      CIBC      1602 47th Avenue
                       Southwest
   38.6      CIBC      1220 28th Avenue South
   38.7      CIBC      1208 28th Avenue South
   38.8      CIBC      1122-1124 27th Avenue
                       South
   38.9      CIBC      1310 28th Avenue South
  38.10      CIBC      1114 27th Avenue South
  38.11      CIBC      1110 28th Avenue South
  38.12      CIBC      1308 27th Avenue South
  38.13      CIBC      924-928 24th Avenue South
  38.14      CIBC      2310 South 10th Street
    39       MGT       Aspen Ridge Apartments             8.160             0.100                              0.001
    40       MGT       Fairfield Gables                   7.680             0.100                              0.001
    41       MGT       North Hills Shopping               8.330             0.100                              0.001
                       Center
    42       GACC      The Deerfield Luxury TH            8.200             0.100                              0.001
    43       GACC      Atlantic Commerce Center           8.230             0.100                              0.001
    44       MGT       Bechtel Building 4                 8.730             0.100            0.050             0.001
    45       CIBC      Westminster Plaza                  7.990             0.100                              0.001
    46       CIBC      Shaw View Plaza                    8.000             0.100                              0.001
    47       CIBC      Bradford Ridge Apartments          7.660             0.100                              0.001
    48       MGT       Newport Trade Centre               7.960             0.100                              0.001
    49       GACC      Howard Johnson Plaza               8.900             0.100                              0.001
                       Hotel & Suites
    50       MGT       Soho West Apartments               8.120             0.100            0.070             0.001
    51       CIBC      Dicks Clothing &                   8.030             0.100                              0.001
                       Sporting Goods - Deptford
    52       CIBC      Laurel Plaza                       8.250             0.100                              0.001
    53       GACC      El Segundo Plaza                   8.260             0.100                              0.001
    54       GACC      Garden View Office                 7.770             0.100                              0.001
                       Building
    55       MGT       Priestbridge Shopping              8.650             0.100            0.070             0.001
                       Center
    56       MGT       Olde Towne Shopping                8.060             0.100                              0.001
                       Center
    57       MGT       Palm Johnson Plaza                 8.490             0.100                              0.001
    58       MGT       60-66 White Street                 7.890             0.100                              0.001
    59       GACC      Market Center at Barnes            7.550             0.100                              0.001
    60       GACC      555 West 25th Street               8.200             0.100                              0.001
    61       GACC      Coral Hills Shopping               7.900             0.100                              0.001
                       Center
    62       MGT       Port Crossing Shopping             8.350             0.100                              0.001
                       Center
    63       CIBC      3493/3495 Bankhead                 8.330             0.100                              0.001
                       Highway
    64       GACC      Food Lion Food Portfolio           8.350             0.100                              0.001
   64.1      GACC      Franklin Plaza Shopping
                       Center
   64.2      GACC      Crescent Place Shopping
                       Center
   64.3      GACC      West Main Square Center
    65       MGT       Maple Glen Apartments              8.100             0.100                              0.001
    66       MGT       Country Club Village               8.220             0.100                              0.001
    67       MGT       The Rapids Apartments -            7.750             0.100                              0.001
                       Phase 2
    68       CIBC      Pinetree Lakes Apartments          7.980             0.100                              0.001
    69       MGT       The Crossings Shopping             8.170             0.100                              0.001
                       Center of Orlando
    70       MGT       Brookshire Brothers                8.090             0.100            0.070             0.001
                       Portfolio
   70.1      MGT       Gaslight Shopping Center
   70.2      MGT       Carthage Shopping Center
    71       MGT       The Lakes Mall                     8.190             0.100                              0.001
    72       MGT       64 Fulton Street                   8.540             0.100            0.080             0.001
    73       CIBC      New Horizons Apartment             8.100             0.100                              0.001
                       Portfolio
   73.1      CIBC      4045 Baltimore Avenue
   73.2      CIBC      4417 Pine Street
   73.3      CIBC      4413-4429 Walnut Street
   73.4      CIBC      4101 Baltimore Avenue
    74       MGT       Fine Particle Inc.                 8.280             0.100            0.100             0.001
                       Portfolio
   74.1      MGT       Fine Particle Inc. -
                       Auburn
   74.2      MGT       Fine Particle Inc. - San
                       Diego
    75       MGT       Chapel Brook Apartments            7.890             0.100                              0.001
    76       MGT       Medina Shopping Center             8.400             0.100            0.050             0.001
    77       CIBC      Pinetree Meadows II                7.980             0.100                              0.001
                       Apartments
    78       GACC      14 Research Way                    8.150             0.100                              0.001
    79       CIBC      Willow Green Mobile Home           7.590             0.100                              0.001
                       Park
    80       MGT       Mission Research Office            8.330             0.100                              0.001
                       Building
    81       CIBC      Linens 'N Things                   8.030             0.100                              0.001
    82       MGT       7004 Bee Cave Road                 8.320             0.100            0.070             0.001
    83       CIBC      Dicks Sporting Goods -             8.030             0.100                              0.001
                       Akron
    84       MGT       Autumn Ridge Apartments            7.870             0.100                              0.001
    85       CIBC      Providence Square                  7.600             0.100                              0.001
                       Building (Westminster
                       Building)
    86       MGT       The Fields Phase IV                7.980             0.100            0.100             0.001
    87       CIBC      Insite Albany I                    7.980             0.100                              0.001
    88       MGT       Copperfield Apartments             7.910             0.100            0.100             0.001
    89       CIBC      Kew Gardens Apartments             8.770             0.100                              0.001
    90       CIBC      Sears HomeLife Store               8.030             0.100                              0.001
    91       CIBC      Hampton Inn - Chattanooga          8.700             0.100                              0.001
    92       MGT       Wesley Commons Apartments          7.720             0.100                              0.001
    93       MGT       Arima Computer Building            8.340             0.100            0.070             0.001
    94       CIBC      Meridian Ridge Apartments          8.380             0.100                              0.001
    95       MGT       Villa Martinique                   7.890             0.100                              0.001
                       Apartments
    96       MGT       London Square Apartments           8.210             0.100                              0.001
    97       CIBC      Ramada Inn - LaPorte               8.830             0.100                              0.001
    98       CIBC      Bassett Furniture Direct           7.890             0.100                              0.001
                       Showroom
    99       MGT       Efficiency Lodge -                 8.950             0.100                              0.001
                       Forest Park
   100       MGT       Gordonhurst Apartments             7.230             0.100                              0.001
   101       MGT       Manor Park Apartments              7.530             0.100                              0.001
   102       MGT       King George Apartments -           7.830             0.100                              0.001
                       Phase I
   103       MGT       Victoria Multifamily               8.270             0.100            0.050             0.001
                       Portfolio
  103.1      MGT       Villa Chateau
  103.2      MGT       Meridian on Airline
  103.3      MGT       Colonial Greens II
   104       CIBC      Lakeview USDA Building             7.280             0.100                              0.001
   105       MGT       Shady Creek Apartments             8.440             0.100                              0.001
   106       GACC      520 Sepulveda                      7.750             0.100                              0.001
   107       CIBC      Stratford Arms Apartments          7.250             0.100                              0.001
   108       MGT       Woodbrook Village                  7.380             0.100                              0.001
                       Apartments
   109       MGT       Eckerd - Brandon                   8.310             0.100            0.070             0.001
   110       GACC      Rock Creek Village                 8.010             0.100                              0.001
                       Shopping Ctr
   111       MGT       The Office Place                   7.910             0.100            0.050             0.001
   112       MGT       Eckerd - Tampa                     8.310             0.100            0.070             0.001
   113       MGT       Berkshire Gardens                  7.380             0.100                              0.001
                       Apartments
   114       CIBC      Cardinal Village                   7.250             0.100                              0.001
                       Apartments
   115       CIBC      Mt. Vernon Apartments              8.440             0.100                              0.001
                       and Washington Arms Apts
                       Portfolio
  115.1      CIBC      Mt. Vernon Apartments
  115.2      CIBC      Washington Arms
                       Apartments
   116       MGT       Woodbridge Apartments              7.580             0.100                              0.001
   117       CIBC      Hunter's Ridge Apartments          7.940             0.100                              0.001
   118       CIBC      Hidden Oaks Apartments             7.660             0.100                              0.001
   119       MGT       Woodfield Terrace                  8.040             0.100                              0.001
                       Apartments
   120       MGT       Eckerd - Long Beach                8.310             0.100            0.070             0.001
   121       MGT       San Marcos Apartments              7.730             0.100            0.080             0.001
   122       MGT       The Prado Shopping Center          8.560             0.100                              0.001
   123       CIBC      Weis Markets                       8.030             0.100                              0.001
   124       MGT       Friendly Village                   7.600             0.100                              0.001
   125       MGT       Eastwood Oaks Apartments           7.830             0.100            0.070             0.001
   126       GACC      Innerstep Office Park              8.250             0.100                              0.001
   127       MGT       New Caney Shopping Center          8.090             0.100            0.070             0.001
   128       MGT       Quality Inn - Pecos                9.380             0.100            0.050             0.001
   129       MGT       Windsor Park Apartments            7.720             0.100            0.050             0.001
   130       GACC      Spencer Shopping Center            8.130             0.100                              0.001
   131       MGT       Arlington South                    8.380             0.100                              0.001
                       Apartments
   132       MGT       Hampton Inn - Columbus             9.650             0.100            0.050             0.001
   133       MGT       Boise Rite Aid                     8.650             0.100                              0.001
   134       MGT       Wilmington House                   8.130             0.100                              0.001
                       Apartments
   135       CIBC      Barristers Hall                    8.540             0.100                              0.001
   136       MGT       All Ways Self Storage              8.810             0.100                              0.001
   137       MGT       Victory Villa                      8.620             0.100            0.050             0.001
   138       MGT       Midway Shopping Center             8.780             0.100                              0.001
   139       MGT       Veranda Apartments                 8.350             0.100                              0.001
   140       MGT       Oakland Airport Business           8.420             0.100                              0.001
                       Park
   141       MGT       Belle Aire Apartments              8.490             0.100            0.070             0.001
   142       MGT       Bel Air Apartments and             7.930             0.100            0.070             0.001
                       Village West Apartments
   143       MGT       McKinley Court Apartments          8.750             0.100                              0.001
   144       MGT       Belleville Apartments              7.580             0.100                              0.001
   145       CIBC      Snapfinger Plaza                   8.850             0.100                              0.001
   146       MGT       222-224 Beacon Street              8.630             0.100                              0.001
   147       MGT       Bon Air & Four Seasons             8.500             0.100                              0.001
                       Apartments
   148       MGT       Evergreen North Shopping           8.490             0.100                              0.001
                       Center
   149       MGT       Medical Arts Building              8.370             0.100                              0.001
   150       MGT       Greenwood Business Center          8.250             0.100                              0.001
   151       MGT       Chestnut Apartments                7.480             0.100                              0.001
   152       MGT       Capitol & Bryan Parkway            7.910             0.100                              0.001
                       Apartment Portfolio
  152.1      MGT       Capitol Apartments
  152.2      MGT       Bryan Parkway Apartments
   153       MGT       Copper Springs Business            8.620             0.100                              0.001
                       Park
   154       MGT       130 West Grand River               8.490             0.100                              0.001
   155       MGT       Premiere Plaza                     8.390             0.100            0.050             0.001
   156       MGT       Grand Central Storage              8.600             0.100                              0.001
   157       MGT       10322 Dransfeldt Building          8.380             0.100                              0.001
   158       MGT       Live Oaks Business Center          8.150             0.100                              0.001
   159       MGT       Glynn - 50 East Squantum           8.630             0.100                              0.001
   160       MGT       Arbor Grove Apartments             8.010             0.100                              0.001
   161       MGT       105 Alstead Road                   8.630             0.100                              0.001
   162       MGT       Castlewood Apartments              8.130             0.100                              0.001
   163       MGT       536-542 Beech Street               8.590             0.100                              0.001
   164       MGT       Ellendale Place                    8.460             0.100                              0.001
                       Apartments
   165       MGT       Colonial Green I                   8.220             0.100            0.050             0.001



                                                       Net Mortgage       Mortgage                              Maturity
                                                      Interest Rate     Interest Rate                        Date/Anticipated
Loan No.    Seller           Property Name                 (%)          Accrual Basis     Origination Date    Repayment Date
-----------------------------------------------------------------------------------------------------------------------------
    1        CIBC      65 Broadway                        8.149          Actual/360           11/06/2000        12/01/2010
    2        MGT       1800-1880 JFK Boulevard            7.859          Actual/360           10/18/2000        11/01/2010
    3        MGT       Provence Apartments                7.669          Actual/360           10/27/2000        12/01/2010
    4        GACC      The Ford Building                  7.899          Actual/360           12/01/2000        12/01/2010
    5        CIBC      Chino Spectrum                     7.499          Actual/360           12/28/2000        01/01/2011
                       Marketplace
    6        CIBC      Dunning Farm Shopping              7.419          Actual/360           12/28/2000        01/01/2011
                       Center
    7        MGT       Trace Fork Shopping                8.289          Actual/360           10/13/2000        06/01/2010
                       Center
    8        CIBC      Doubletree Hotel -                 8.049          Actual/360           01/22/2001        02/01/2011
                       Irvine Spectrum
    9        CIBC      Holiday Inn - Wall Street          8.139          Actual/360           01/12/2001        02/01/2011
    10       CIBC      Northpark Center                   8.209          Actual/360           08/07/2000        09/01/2010
    11       GACC      Windsor at Sterling Place          7.599          Actual/360           02/14/2001        03/01/2008
    12       CIBC      Richmond Mall                      7.359          Actual/360           12/27/2000        01/01/2011
    13       CIBC      ANC Rental Plaza                   8.099          Actual/360           01/03/2001        02/01/2011
    14       MGT       ICI Glidden                        8.139          Actual/360           10/11/2000        11/01/2010
    15       MGT       First USA - 550 Building           7.729          Actual/360           09/28/2000        10/01/2010
    16       MGT       Rustic Hills Shopping              7.789          Actual/360           11/21/2000        12/01/2010
                       Center
    17       CIBC      Wildwood North Shopping            7.689          Actual/360           12/04/2000        01/01/2011
                       Center
    18       MGT       Creekside Manufactured             7.389          Actual/360           12/19/2000        01/01/2011
                       Housing Community
    19       MGT       Royal Host REIT Hotel              9.429          Actual/360           08/31/2000        09/01/2007
                       Portfolio
   19.1      MGT       Holiday Inn - Oakville
   19.2      MGT       Travelodge Hotel -
                       Burlington
   19.3      MGT       Holiday Inn - Edmonton
    20       MGT       MORF 3 & 6                         7.869          Actual/360           10/31/2000        11/01/2010
    21       MGT       Great Hills Plaza Office           7.389          Actual/360           11/16/2000        12/01/2010
                       Building
    22       CIBC      Wild West II                       7.649          Actual/360           02/13/2001        03/01/2011
                       (Healthsouth Medical
                       Plaza)
    23       CIBC      Alpha Tower                        8.059          Actual/360           10/31/2000        11/01/2010
    24       CIBC      Liberty Plaza                      8.449          Actual/360           08/22/2000        09/01/2010
    25       CIBC      Boynton West                       8.259          Actual/360           08/09/2000        09/01/2010
    26       CIBC      The Department of                  7.289          Actual/360           12/27/2000        01/01/2011
                       Commerce Building
    27       GACC      Cedar Commons Apartments           7.949          Actual/360           12/28/2000        01/01/2011
    28       MGT       Century Center Shopping            7.999          Actual/360           09/26/2000        10/01/2010
                       Plaza
    29       MGT       Hidden Creek Apartments            7.579          Actual/360           11/02/2000        12/01/2010
    30       MGT       TRC I, II & III                    8.219          Actual/360           08/16/2000        09/01/2010
    31       MGT       El Mercado Shopping                7.929          Actual/360           09/28/2000        04/01/2008
                       Center
    32       MGT       Fiesta Apartments                  7.929          Actual/360           08/31/2000        09/01/2010
    33       GACC      59 Elm Street                      7.899          Actual/360           12/27/2000        01/01/2011
    34       MGT       BrooksEdge Apartments              7.619          Actual/360           10/27/2000        11/01/2010
    35       MGT       Lamplighter Village                7.389          Actual/360           12/19/2000        01/01/2011
    36       MGT       Cinnamon Tree Apartments           7.639          Actual/360           11/09/2000        12/01/2010
    37       MGT       Shadowood                          7.389          Actual/360           12/19/2000        01/01/2011
    38       CIBC      Skaff Portfolio                    7.899          Actual/360           01/30/2001        02/01/2011
   38.1      CIBC      1204-1210 27th Avenue
                       South
   38.2      CIBC      4602 16th Avenue
                       Southwest
   38.3      CIBC      1200-1246 Belsly
                       Boulevard
   38.4      CIBC      2610-2614 11th Street
                       South
   38.5      CIBC      1602 47th Avenue
                       Southwest
   38.6      CIBC      1220 28th Avenue South
   38.7      CIBC      1208 28th Avenue South
   38.8      CIBC      1122-1124 27th Avenue
                       South
   38.9      CIBC      1310 28th Avenue South
  38.10      CIBC      1114 27th Avenue South
  38.11      CIBC      1110 28th Avenue South
  38.12      CIBC      1308 27th Avenue South
  38.13      CIBC      924-928 24th Avenue South
  38.14      CIBC      2310 South 10th Street
    39       MGT       Aspen Ridge Apartments             8.059          Actual/360           08/16/2000        09/01/2010
    40       MGT       Fairfield Gables                   7.579          Actual/360           10/31/2000        11/01/2015
    41       MGT       North Hills Shopping               8.229          Actual/360           09/13/2000        10/01/2010
                       Center
    42       GACC      The Deerfield Luxury TH            8.099          Actual/360           04/04/2000        05/01/2010
    43       GACC      Atlantic Commerce Center           8.129          Actual/360           11/10/2000        12/01/2010
    44       MGT       Bechtel Building 4                 8.579          Actual/360           08/04/2000        09/01/2010
    45       CIBC      Westminster Plaza                  7.889          Actual/360           11/22/2000        12/01/2010
    46       CIBC      Shaw View Plaza                    7.899          Actual/360           01/24/2001        03/01/2011
    47       CIBC      Bradford Ridge Apartments          7.559          Actual/360           12/27/2000        01/01/2011
    48       MGT       Newport Trade Centre               7.859          Actual/360           10/27/2000        11/01/2010
    49       GACC      Howard Johnson Plaza               8.799          Actual/360           09/07/2000        10/01/2010
                       Hotel & Suites
    50       MGT       Soho West Apartments               7.949          Actual/360           06/02/2000        07/01/2010
    51       CIBC      Dicks Clothing &                   7.929          Actual/360           12/13/2000        01/01/2011
                       Sporting Goods - Deptford
    52       CIBC      Laurel Plaza                       8.149          Actual/360           10/31/2000        05/01/2020
    53       GACC      El Segundo Plaza                   8.159          Actual/360           10/31/2000        11/01/2010
    54       GACC      Garden View Office                 7.669          Actual/360           12/11/2000        01/01/2011
                       Building
    55       MGT       Priestbridge Shopping              8.479          Actual/360           05/23/2000        06/01/2010
                       Center
    56       MGT       Olde Towne Shopping                7.959          Actual/360           10/20/2000        11/01/2010
                       Center
    57       MGT       Palm Johnson Plaza                 8.389          Actual/360           06/16/2000        07/01/2010
    58       MGT       60-66 White Street                 7.789          Actual/360           10/20/2000        11/01/2010
    59       GACC      Market Center at Barnes            7.449          Actual/360           12/20/2000        01/01/2011
    60       GACC      555 West 25th Street               8.099          Actual/360           11/01/2000        11/01/2010
    61       GACC      Coral Hills Shopping               7.799          Actual/360           12/18/2000        01/01/2011
                       Center
    62       MGT       Port Crossing Shopping             8.249          Actual/360           07/25/2000        08/01/2010
                       Center
    63       CIBC      3493/3495 Bankhead                 8.229          Actual/360           04/19/2000        05/01/2010
                       Highway
    64       GACC      Food Lion Food Portfolio           8.249          Actual/360           10/05/2000        11/01/2010
   64.1      GACC      Franklin Plaza Shopping
                       Center
   64.2      GACC      Crescent Place Shopping
                       Center
   64.3      GACC      West Main Square Center
    65       MGT       Maple Glen Apartments              7.999          Actual/360           08/31/2000        09/01/2010
    66       MGT       Country Club Village               8.119          Actual/360           10/06/2000        11/01/2010
    67       MGT       The Rapids Apartments -            7.649            30/360             12/31/1998        01/01/2009
                       Phase 2
    68       CIBC      Pinetree Lakes Apartments          7.879          Actual/360           09/13/2000        10/01/2010
    69       MGT       The Crossings Shopping             8.069          Actual/360           10/17/2000        11/01/2010
                       Center of Orlando
    70       MGT       Brookshire Brothers                7.919          Actual/360           11/17/2000        12/01/2010
                       Portfolio
   70.1      MGT       Gaslight Shopping Center
   70.2      MGT       Carthage Shopping Center
    71       MGT       The Lakes Mall                     8.089          Actual/360           10/23/2000        11/01/2010
    72       MGT       64 Fulton Street                   8.359          Actual/360           05/31/2000        06/01/2010
    73       CIBC      New Horizons Apartment             7.999          Actual/360           11/21/2000        12/01/2010
                       Portfolio
   73.1      CIBC      4045 Baltimore Avenue
   73.2      CIBC      4417 Pine Street
   73.3      CIBC      4413-4429 Walnut Street
   73.4      CIBC      4101 Baltimore Avenue
    74       MGT       Fine Particle Inc.                 8.079          Actual/360           08/03/2000        09/01/2010
                       Portfolio
   74.1      MGT       Fine Particle Inc. -
                       Auburn
   74.2      MGT       Fine Particle Inc. - San
                       Diego
    75       MGT       Chapel Brook Apartments            7.789          Actual/360           10/05/2000        11/01/2010
    76       MGT       Medina Shopping Center             8.249          Actual/360           09/20/2000        10/01/2010
    77       CIBC      Pinetree Meadows II                7.879          Actual/360           09/13/2000        10/01/2010
                       Apartments
    78       GACC      14 Research Way                    8.049          Actual/360           10/20/2000        11/01/2010
    79       CIBC      Willow Green Mobile Home           7.489          Actual/360           01/11/2001        02/01/2011
                       Park
    80       MGT       Mission Research Office            8.229          Actual/360           10/12/2000        11/01/2010
                       Building
    81       CIBC      Linens 'N Things                   7.929          Actual/360           12/13/2000        01/01/2011
    82       MGT       7004 Bee Cave Road                 8.149          Actual/360           10/06/2000        11/01/2010
    83       CIBC      Dicks Sporting Goods -             7.929          Actual/360           12/13/2000        01/01/2011
                       Akron
    84       MGT       Autumn Ridge Apartments            7.769          Actual/360           11/13/2000        12/01/2010
    85       CIBC      Providence Square                  7.499          Actual/360           01/04/2001        02/01/2011
                       Building (Westminster
                       Building)
    86       MGT       The Fields Phase IV                7.779          Actual/360           08/11/2000        09/01/2010
    87       CIBC      Insite Albany I                    7.879          Actual/360           01/23/2001        02/01/2011
    88       MGT       Copperfield Apartments             7.709          Actual/360           11/06/2000        12/01/2010
    89       CIBC      Kew Gardens Apartments             8.669          Actual/360           04/14/2000        05/01/2010
    90       CIBC      Sears HomeLife Store               7.929          Actual/360           12/13/2000        01/01/2011
    91       CIBC      Hampton Inn - Chattanooga          8.599          Actual/360           01/18/2001        02/01/2011
    92       MGT       Wesley Commons Apartments          7.619          Actual/360           02/09/2001        10/01/2009
    93       MGT       Arima Computer Building            8.169          Actual/360           07/07/2000        08/01/2010
    94       CIBC      Meridian Ridge Apartments          8.279          Actual/360           07/10/2000        08/01/2010
    95       MGT       Villa Martinique                   7.789          Actual/360           10/05/2000        11/01/2010
                       Apartments
    96       MGT       London Square Apartments           8.109          Actual/360           08/29/2000        09/01/2010
    97       CIBC      Ramada Inn - LaPorte               8.729          Actual/360           10/20/2000        11/01/2010
    98       CIBC      Bassett Furniture Direct           7.789          Actual/360           01/11/2001        02/01/2011
                       Showroom
    99       MGT       Efficiency Lodge -                 8.849          Actual/360           12/22/1998        01/01/2009
                       Forest Park
   100       MGT       Gordonhurst Apartments             7.129          Actual/360           11/09/2000        12/01/2010
   101       MGT       Manor Park Apartments              7.429          Actual/360           11/01/2000        11/01/2010
   102       MGT       King George Apartments -           7.729          Actual/360           10/11/2000        11/01/2010
                       Phase I
   103       MGT       Victoria Multifamily               8.119          Actual/360           10/04/2000        11/01/2010
                       Portfolio
  103.1      MGT       Villa Chateau
  103.2      MGT       Meridian on Airline
  103.3      MGT       Colonial Greens II
   104       CIBC      Lakeview USDA Building             7.179          Actual/360           01/26/1998        02/01/2008
   105       MGT       Shady Creek Apartments             8.339          Actual/360           05/12/2000        06/01/2010
   106       GACC      520 Sepulveda                      7.649          Actual/360           12/18/2000        01/01/2011
   107       CIBC      Stratford Arms Apartments          7.149          Actual/360           02/01/2001        02/01/2011
   108       MGT       Woodbrook Village                  7.279          Actual/360           11/01/2000        11/01/2010
                       Apartments
   109       MGT       Eckerd - Brandon                   8.139          Actual/360           05/11/2000        06/01/2010
   110       GACC      Rock Creek Village                 7.909          Actual/360           12/07/2000        01/01/2011
                       Shopping Ctr
   111       MGT       The Office Place                   7.759          Actual/360           10/30/2000        11/01/2010
   112       MGT       Eckerd - Tampa                     8.139          Actual/360           05/11/2000        06/01/2010
   113       MGT       Berkshire Gardens                  7.279          Actual/360           11/09/2000        12/01/2010
                       Apartments
   114       CIBC      Cardinal Village                   7.149          Actual/360           02/01/2001        02/01/2011
                       Apartments
   115       CIBC      Mt. Vernon Apartments              8.339          Actual/360           10/13/2000        11/01/2010
                       and Washington Arms Apts
                       Portfolio
  115.1      CIBC      Mt. Vernon Apartments
  115.2      CIBC      Washington Arms
                       Apartments
   116       MGT       Woodbridge Apartments              7.479          Actual/360           11/01/2000        11/01/2010
   117       CIBC      Hunter's Ridge Apartments          7.839          Actual/360           12/14/2000        01/01/2011
   118       CIBC      Hidden Oaks Apartments             7.559          Actual/360           12/26/2000        01/01/2011
   119       MGT       Woodfield Terrace                  7.939          Actual/360           06/07/2000        07/01/2010
                       Apartments
   120       MGT       Eckerd - Long Beach                8.139          Actual/360           05/11/2000        06/01/2010
   121       MGT       San Marcos Apartments              7.549          Actual/360           10/13/2000        11/01/2010
   122       MGT       The Prado Shopping Center          8.459          Actual/360           11/13/2000        12/01/2005
   123       CIBC      Weis Markets                       7.929          Actual/360           12/13/2000        01/01/2011
   124       MGT       Friendly Village                   7.499          Actual/360           10/31/2000        11/01/2015
   125       MGT       Eastwood Oaks Apartments           7.659          Actual/360           10/23/2000        11/01/2010
   126       GACC      Innerstep Office Park              8.149          Actual/360           11/29/2000        12/01/2010
   127       MGT       New Caney Shopping Center          7.919          Actual/360           11/17/2000        12/01/2010
   128       MGT       Quality Inn - Pecos                9.229          Actual/360           06/01/2000        06/01/2010
   129       MGT       Windsor Park Apartments            7.569          Actual/360           10/31/2000        11/01/2010
   130       GACC      Spencer Shopping Center            8.029          Actual/360           11/30/2000        12/01/2010
   131       MGT       Arlington South                    8.279          Actual/360           08/25/2000        09/01/2010
                       Apartments
   132       MGT       Hampton Inn - Columbus             9.499          Actual/360           05/19/2000        06/01/2010
   133       MGT       Boise Rite Aid                     8.549          Actual/360           10/27/2000        11/01/2015
   134       MGT       Wilmington House                   8.029          Actual/360           10/04/2000        11/01/2010
                       Apartments
   135       CIBC      Barristers Hall                    8.439          Actual/360           11/14/2000        12/01/2010
   136       MGT       All Ways Self Storage              8.709          Actual/360           08/31/2000        09/01/2010
   137       MGT       Victory Villa                      8.469          Actual/360           05/23/2000        06/01/2010
   138       MGT       Midway Shopping Center             8.679          Actual/360           09/01/2000        10/01/2010
   139       MGT       Veranda Apartments                 8.249          Actual/360           08/31/2000        09/01/2010
   140       MGT       Oakland Airport Business           8.319          Actual/360           11/14/2000        12/01/2010
                       Park
   141       MGT       Belle Aire Apartments              8.319          Actual/360           05/05/2000        06/01/2010
   142       MGT       Bel Air Apartments and             7.759          Actual/360           10/11/2000        11/01/2010
                       Village West Apartments
   143       MGT       McKinley Court Apartments          8.649          Actual/360           06/06/2000        07/01/2010
   144       MGT       Belleville Apartments              7.479          Actual/360           11/14/2000        12/01/2010
   145       CIBC      Snapfinger Plaza                   8.749          Actual/360           11/30/2000        12/01/2010
   146       MGT       222-224 Beacon Street              8.529          Actual/360           05/31/2000        06/01/2005
   147       MGT       Bon Air & Four Seasons             8.399          Actual/360           06/15/2000        07/01/2010
                       Apartments
   148       MGT       Evergreen North Shopping           8.389          Actual/360           08/31/2000        09/01/2010
                       Center
   149       MGT       Medical Arts Building              8.269          Actual/360           11/22/2000        12/01/2010
   150       MGT       Greenwood Business Center          8.149          Actual/360           11/20/2000        12/01/2010
   151       MGT       Chestnut Apartments                7.379          Actual/360           11/27/2000        12/01/2010
   152       MGT       Capitol & Bryan Parkway            7.809          Actual/360           11/16/2000        12/01/2010
                       Apartment Portfolio
  152.1      MGT       Capitol Apartments
  152.2      MGT       Bryan Parkway Apartments
   153       MGT       Copper Springs Business            8.519          Actual/360           09/29/2000        10/01/2010
                       Park
   154       MGT       130 West Grand River               8.389          Actual/360           09/29/2000        10/01/2010
   155       MGT       Premiere Plaza                     8.239          Actual/360           10/24/2000        11/01/2010
   156       MGT       Grand Central Storage              8.499          Actual/360           09/07/2000        10/01/2010
   157       MGT       10322 Dransfeldt Building          8.279          Actual/360           11/20/2000        12/01/2010
   158       MGT       Live Oaks Business Center          8.049          Actual/360           11/20/2000        12/01/2010
   159       MGT       Glynn - 50 East Squantum           8.529          Actual/360           05/31/2000        06/01/2005
   160       MGT       Arbor Grove Apartments             7.909          Actual/360           08/29/2000        09/01/2010
   161       MGT       105 Alstead Road                   8.529          Actual/360           05/31/2000        06/01/2005
   162       MGT       Castlewood Apartments              8.029          Actual/360           09/29/2000        10/01/2010
   163       MGT       536-542 Beech Street               8.489          Actual/360           06/08/2000        07/01/2010
   164       MGT       Ellendale Place                    8.359          Actual/360           08/03/2000        09/01/2010
                       Apartments
   165       MGT       Colonial Green I                   8.069          Actual/360           11/10/2000        12/01/2010



                                                          ARD Final
Loan No.    Seller           Property Name               Maturity Dat
--------------------------------------------------------------------
    1        CIBC      65 Broadway                        12/01/2030
    2        MGT       1800-1880 JFK Boulevard            11/01/2030
    3        MGT       Provence Apartments                12/01/2030
    4        GACC      The Ford Building                  12/01/2020
    5        CIBC      Chino Spectrum                     01/01/2031
                       Marketplace
    6        CIBC      Dunning Farm Shopping              01/01/2031
                       Center
    7        MGT       Trace Fork Shopping                06/01/2030
                       Center
    8        CIBC      Doubletree Hotel -                 02/01/2026
                       Irvine Spectrum
    9        CIBC      Holiday Inn - Wall Street          02/01/2026
    10       CIBC      Northpark Center                   09/01/2030
    11       GACC      Windsor at Sterling Place          03/01/2031
    12       CIBC      Richmond Mall                      01/01/2031
    13       CIBC      ANC Rental Plaza                   02/01/2031
    14       MGT       ICI Glidden                        11/01/2025
    15       MGT       First USA - 550 Building           10/01/2030
    16       MGT       Rustic Hills Shopping
                       Center
    17       CIBC      Wildwood North Shopping            01/01/2031
                       Center
    18       MGT       Creekside Manufactured             01/01/2031
                       Housing Community
    19       MGT       Royal Host REIT Hotel
                       Portfolio
   19.1      MGT       Holiday Inn - Oakville
   19.2      MGT       Travelodge Hotel -
                       Burlington
   19.3      MGT       Holiday Inn - Edmonton
    20       MGT       MORF 3 & 6
    21       MGT       Great Hills Plaza Office           12/01/2030
                       Building
    22       CIBC      Wild West II                       03/01/2031
                       (Healthsouth Medical
                       Plaza)
    23       CIBC      Alpha Tower                        11/01/2030
    24       CIBC      Liberty Plaza                      09/01/2030
    25       CIBC      Boynton West                       09/01/2030
    26       CIBC      The Department of                  01/01/2031
                       Commerce Building
    27       GACC      Cedar Commons Apartments           01/01/2031
    28       MGT       Century Center Shopping            10/01/2030
                       Plaza
    29       MGT       Hidden Creek Apartments            12/01/2030
    30       MGT       TRC I, II & III                    09/01/2030
    31       MGT       El Mercado Shopping                10/01/2030
                       Center
    32       MGT       Fiesta Apartments
    33       GACC      59 Elm Street
    34       MGT       BrooksEdge Apartments              11/01/2030
    35       MGT       Lamplighter Village                01/01/2031
    36       MGT       Cinnamon Tree Apartments
    37       MGT       Shadowood                          01/01/2031
    38       CIBC      Skaff Portfolio                    02/01/2031
   38.1      CIBC      1204-1210 27th Avenue
                       South
   38.2      CIBC      4602 16th Avenue
                       Southwest
   38.3      CIBC      1200-1246 Belsly
                       Boulevard
   38.4      CIBC      2610-2614 11th Street
                       South
   38.5      CIBC      1602 47th Avenue
                       Southwest
   38.6      CIBC      1220 28th Avenue South
   38.7      CIBC      1208 28th Avenue South
   38.8      CIBC      1122-1124 27th Avenue
                       South
   38.9      CIBC      1310 28th Avenue South
  38.10      CIBC      1114 27th Avenue South
  38.11      CIBC      1110 28th Avenue South
  38.12      CIBC      1308 27th Avenue South
  38.13      CIBC      924-928 24th Avenue South
  38.14      CIBC      2310 South 10th Street
    39       MGT       Aspen Ridge Apartments             09/01/2030
    40       MGT       Fairfield Gables                   11/01/2030
    41       MGT       North Hills Shopping
                       Center
    42       GACC      The Deerfield Luxury TH
    43       GACC      Atlantic Commerce Center
    44       MGT       Bechtel Building 4                 09/01/2030
    45       CIBC      Westminster Plaza                  12/01/2030
    46       CIBC      Shaw View Plaza                    03/01/2026
    47       CIBC      Bradford Ridge Apartments          01/01/2031
    48       MGT       Newport Trade Centre
    49       GACC      Howard Johnson Plaza               10/01/2025
                       Hotel & Suites
    50       MGT       Soho West Apartments               07/01/2030
    51       CIBC      Dicks Clothing &                   01/01/2031
                       Sporting Goods - Deptford
    52       CIBC      Laurel Plaza
    53       GACC      El Segundo Plaza
    54       GACC      Garden View Office
                       Building
    55       MGT       Priestbridge Shopping
                       Center
    56       MGT       Olde Towne Shopping                11/01/2030
                       Center
    57       MGT       Palm Johnson Plaza                 07/01/2030
    58       MGT       60-66 White Street                 11/01/2030
    59       GACC      Market Center at Barnes            01/01/2031
    60       GACC      555 West 25th Street               11/01/2030
    61       GACC      Coral Hills Shopping
                       Center
    62       MGT       Port Crossing Shopping             08/01/2030
                       Center
    63       CIBC      3493/3495 Bankhead
                       Highway
    64       GACC      Food Lion Food Portfolio           11/01/2030
   64.1      GACC      Franklin Plaza Shopping
                       Center
   64.2      GACC      Crescent Place Shopping
                       Center
   64.3      GACC      West Main Square Center
    65       MGT       Maple Glen Apartments              08/01/2025
    66       MGT       Country Club Village
    67       MGT       The Rapids Apartments -
                       Phase 2
    68       CIBC      Pinetree Lakes Apartments
    69       MGT       The Crossings Shopping             11/01/2030
                       Center of Orlando
    70       MGT       Brookshire Brothers                12/01/2025
                       Portfolio
   70.1      MGT       Gaslight Shopping Center
   70.2      MGT       Carthage Shopping Center
    71       MGT       The Lakes Mall                     11/01/2030
    72       MGT       64 Fulton Street                   06/01/2030
    73       CIBC      New Horizons Apartment
                       Portfolio
   73.1      CIBC      4045 Baltimore Avenue
   73.2      CIBC      4417 Pine Street
   73.3      CIBC      4413-4429 Walnut Street
   73.4      CIBC      4101 Baltimore Avenue
    74       MGT       Fine Particle Inc.                 09/01/2030
                       Portfolio
   74.1      MGT       Fine Particle Inc. -
                       Auburn
   74.2      MGT       Fine Particle Inc. - San
                       Diego
    75       MGT       Chapel Brook Apartments
    76       MGT       Medina Shopping Center             10/01/2027
    77       CIBC      Pinetree Meadows II
                       Apartments
    78       GACC      14 Research Way                    11/01/2030
    79       CIBC      Willow Green Mobile Home
                       Park
    80       MGT       Mission Research Office            11/01/2030
                       Building
    81       CIBC      Linens 'N Things                   01/01/2031
    82       MGT       7004 Bee Cave Road                 11/01/2030
    83       CIBC      Dicks Sporting Goods -             01/01/2031
                       Akron
    84       MGT       Autumn Ridge Apartments
    85       CIBC      Providence Square
                       Building (Westminster
                       Building)
    86       MGT       The Fields Phase IV
    87       CIBC      Insite Albany I
    88       MGT       Copperfield Apartments             12/01/2022
    89       CIBC      Kew Gardens Apartments
    90       CIBC      Sears HomeLife Store               01/01/2031
    91       CIBC      Hampton Inn - Chattanooga
    92       MGT       Wesley Commons Apartments          04/01/2027
    93       MGT       Arima Computer Building            08/01/2025
    94       CIBC      Meridian Ridge Apartments
    95       MGT       Villa Martinique
                       Apartments
    96       MGT       London Square Apartments           09/01/2030
    97       CIBC      Ramada Inn - LaPorte               11/01/2025
    98       CIBC      Bassett Furniture Direct
                       Showroom
    99       MGT       Efficiency Lodge -
                       Forest Park
   100       MGT       Gordonhurst Apartments             12/01/2030
   101       MGT       Manor Park Apartments              11/01/2030
   102       MGT       King George Apartments -
                       Phase I
   103       MGT       Victoria Multifamily               11/01/2030
                       Portfolio
  103.1      MGT       Villa Chateau
  103.2      MGT       Meridian on Airline
  103.3      MGT       Colonial Greens II
   104       CIBC      Lakeview USDA Building             02/01/2023
   105       MGT       Shady Creek Apartments
   106       GACC      520 Sepulveda                      01/01/2031
   107       CIBC      Stratford Arms Apartments          02/01/2031
   108       MGT       Woodbrook Village                  11/01/2030
                       Apartments
   109       MGT       Eckerd - Brandon                   06/01/2030
   110       GACC      Rock Creek Village
                       Shopping Ctr
   111       MGT       The Office Place                   11/01/2030
   112       MGT       Eckerd - Tampa                     06/01/2025
   113       MGT       Berkshire Gardens                  12/01/2030
                       Apartments
   114       CIBC      Cardinal Village                   02/01/2031
                       Apartments
   115       CIBC      Mt. Vernon Apartments
                       and Washington Arms Apts
                       Portfolio
  115.1      CIBC      Mt. Vernon Apartments
  115.2      CIBC      Washington Arms
                       Apartments
   116       MGT       Woodbridge Apartments              11/01/2030
   117       CIBC      Hunter's Ridge Apartments
   118       CIBC      Hidden Oaks Apartments             01/01/2031
   119       MGT       Woodfield Terrace                  07/01/2030
                       Apartments
   120       MGT       Eckerd - Long Beach                06/01/2030
   121       MGT       San Marcos Apartments              11/01/2030
   122       MGT       The Prado Shopping Center
   123       CIBC      Weis Markets                       01/01/2031
   124       MGT       Friendly Village
   125       MGT       Eastwood Oaks Apartments
   126       GACC      Innerstep Office Park
   127       MGT       New Caney Shopping Center          12/01/2025
   128       MGT       Quality Inn - Pecos                06/01/2020
   129       MGT       Windsor Park Apartments            11/01/2030
   130       GACC      Spencer Shopping Center            12/01/2030
   131       MGT       Arlington South
                       Apartments
   132       MGT       Hampton Inn - Columbus             06/01/2020
   133       MGT       Boise Rite Aid
   134       MGT       Wilmington House
                       Apartments
   135       CIBC      Barristers Hall
   136       MGT       All Ways Self Storage
   137       MGT       Victory Villa
   138       MGT       Midway Shopping Center
   139       MGT       Veranda Apartments
   140       MGT       Oakland Airport Business
                       Park
   141       MGT       Belle Aire Apartments
   142       MGT       Bel Air Apartments and
                       Village West Apartments
   143       MGT       McKinley Court Apartments
   144       MGT       Belleville Apartments              12/01/2030
   145       CIBC      Snapfinger Plaza
   146       MGT       222-224 Beacon Street
   147       MGT       Bon Air & Four Seasons
                       Apartments
   148       MGT       Evergreen North Shopping
                       Center
   149       MGT       Medical Arts Building
   150       MGT       Greenwood Business Center
   151       MGT       Chestnut Apartments                12/01/2025
   152       MGT       Capitol & Bryan Parkway
                       Apartment Portfolio
  152.1      MGT       Capitol Apartments
  152.2      MGT       Bryan Parkway Apartments
   153       MGT       Copper Springs Business
                       Park
   154       MGT       130 West Grand River
   155       MGT       Premiere Plaza
   156       MGT       Grand Central Storage
   157       MGT       10322 Dransfeldt Building
   158       MGT       Live Oaks Business Center
   159       MGT       Glynn - 50 East Squantum
   160       MGT       Arbor Grove Apartments
   161       MGT       105 Alstead Road
   162       MGT       Castlewood Apartments
   163       MGT       536-542 Beech Street
   164       MGT       Ellendale Place
                       Apartments
   165       MGT       Colonial Green I                   12/01/2030


                                   EXHIBIT H

                         PROPERTY INFORMATION REPORTS

                Information                             Type                    Format                Frequency
        Property Operating Statement                   Actual                  PDF/TIF                Quarterly
             Property Rent Roll                        Actual                  PDF/TIF                Quarterly
            Property Inspection                        Actual                  PDF/TIF                Quarterly
               Property File                         (CMSA IRP)              Access/Excel              Monthly
         Loan Periodic Update File                   (CMSA IRP)              Access/Excel              Monthly
                 Bond File                           (CMSA IRP)              Access/Excel              Monthly
         Servicer Supplemental File                  (CMSA IRP)              Access/Excel             Quarterly
          Collateral Summary File                    (CMSA IRP)              Access/Excel              Monthly
    Operating Statement Analysis Report              (CMSA IRP)              Access/Excel             Quarterly
          NOI Adjustment Worksheet                   (CMSA IRP)              Access/Excel             Quarterly


                                   EXHIBIT I



                   FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

                   (EACH OF THE CIBC MORTGAGE LOAN PURCHASE
                     AGREEMENT AND THE GACC MORTGAGE LOAN
                      PURCHASE AGREEMENT CONFORMS TO THE
                     FOLLOWING IN ALL MATERIAL RESPECTS.)



================================================================================


            J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                  Purchaser,


                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                                    Seller


                    --------------------------------------


                       MORTGAGE LOAN PURCHASE AGREEMENT

                           Dated as of March 1, 2001


                     -------------------------------------


                                $1,014,816,337

                           Fixed Rate Mortgage Loans

                               Series 2001-CIBC1

          This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of March 1, 2001, is between J.P. Morgan Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and Morgan Guaranty Trust Company of New York, as seller ("MGT" or the "Seller").

          Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of March 1, 2001 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor, GMAC Commercial Mortgage Corporation, as master servicer, ORIX Real Estate Capital Market, LLC, as special servicer and State Street Bank and Trust Company, as trustee ("Trustee") pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the "Mortgage Loans" refers to the mortgage loans listed on Exhibit A hereto and "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

          The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

     SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage Loan File. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser all of its right, title, and interest in and to the Mortgage Loans described in Exhibit A hereto, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the contents of the related Mortgage Loan File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser.

          As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $542,479,746 (including accrued interest), minus the costs set forth in Section 10 hereof.

          The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms.

     SECTION 2. Books and Records. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of the Mortgage Loans and shall be promptly transferred to the Trustee.

          The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller shall be responsible for maintaining, and shall maintain, a set of records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trustee pursuant to the Pooling and Servicing Agreement.

     SECTION 3. Delivery of Mortgage Loan Documents. On the Delivery Date, the Seller shall deliver or cause to be delivered to the Trustee or its custodian each of the following documents for each Mortgage Loan:

          (a) the original or, if accompanied by a "lost note" affidavit and indemnity, a copy of the Mortgage Note, executed by the Mortgagor and endorsed by MGT in blank or to the order of the Trustee in the following form: "State Street Bank and Trust Company, as trustee for J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates Series 2001-CIBC1", in recordable form and showing a complete chain of endorsements from the Originator;

          (b) the original Mortgage, and any intervening assignments (or certified copies of such assignments) thereof, in each case with evidence of recording indicated thereon, or a certified copy thereof if not returned from the applicable recording office;

          (c) originals or certified copies of any related Assignment of Leases and Rents and any related Security Agreement (if, in either case, such item is a document separate from the Mortgage), any intervening assignments of each such document or instrument, and any related UCC Financing Statements;

          (d) an original assignment of the Mortgage, executed by MGT in blank or to the order of the Trustee, with the assignment to the Trustee in the following form: "State Street Bank and Trust Company, as trustee for J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates Series 2001-CIBC1", in complete and recordable form, including recording information; provided, however, that if the underlying Mortgage has not been returned by the applicable recording jurisdiction, recording information related thereto may be provided by the Seller immediately upon receipt subsequent to the Delivery Date; provided, further, that if the Seller is obligated to forward the original assignment of Mortgage to the applicable recording jurisdiction for recording, the Seller may deliver to the Trustee a certified copy of such assignment of Mortgage, to the extent the underlying Mortgage has been returned from the applicable recording jurisdiction) and recordable form, or certified copies thereof if the related Mortgage Loan Seller is obligated to forward the original assignment of Mortgage to the applicable recording jurisdiction for recording purposes;

          (e) assignments of any related Assignment of Leases and Rents and any related Security Agreement (if, in either case, such item is a document separate from the Mortgage), executed by MGT or the prior holder which transferred such Mortgage Loan in blank or to the order of the Trustee, with the assignment to the Trustee in the following form: "State Street Bank and Trust Company, as trustee for J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates Series 2001-CIBC1", in complete and recordable form, including recording information; provided, however, that if the underlying Assignment of Leases and Rents and/or any related Security Agreement has not been returned by the applicable recording jurisdiction, recording information related thereto may be provided by the Seller immediately upon receipt subsequent to the Delivery Date; provided, further, that if the Seller is obligated to forward the original assignment of Assignment of Leases and Rents and/or any related Security Agreement to the applicable recording jurisdiction for recording, the Seller may deliver to the Trustee a certified copy of such assignment of Assignment of Leases and Rents and/or any related Security Agreement;

          (f) originals or certified copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed with evidence of recording;

          (g) the originals or certificates of a lender's title insurance policy issued on the date of the origination of such Mortgage Loan; provided, however, if such originals or certificates cannot be delivered solely because such policy has not yet been issued, the delivery requirements of this clause (g) shall be deemed to be satisfied if the Seller delivers or causes to be delivered to the Trustee or its custodian a commitment for title insurance "marked up" at the closing of such Mortgage Loan marked as binding and executed by the title insurer or its agent (or a "marked-up" report of title together with the corresponding escrow or similar agreement, accepted and executed by the title insurer or its agent at the closing of such Mortgage Loan); provided, further, that the Seller hereby covenants and agrees to deliver or cause to be delivered the original related lender's title insurance policy to the Trustee or its custodian promptly following the receipt thereof;

          (h) with respect to any Mortgage Loan secured by a leasehold interest, a certified copy of the related ground lease and any amendments and modifications thereto and ground lease estoppel;

          (i) either (i) the originals of all intervening assignments, including warehousing assignments, with evidence of recording thereon, (ii) copies of such assignments certified by a title company or escrow company to be true and complete copies thereof where the originals have been transmitted for recording until such time as the originals are returned by the public recording office or (iii) copies of such assignments certified by the public recording offices where such assignments were recorded to be true and complete copies thereof in those instances where the public recording offices retain the original or where the original recorded assignments are lost;

          (j) either (i) originals or copies of the UCC-1 financing statements and any related continuation statements, each showing the mortgagors as debtor and the originator as secured party and each with evidence of filing thereon, together with a copy of each intervening UCC-2 or UCC-3 financing statement showing a complete chain of assignment from the secured party named in such UCC-1 financing statement to the Trustee with evidence of filing thereon disclosing the assignment to the Trustee of the security interest in the personal property securing the Mortgage Loan or (ii) copies of such financing statements certified to be true and complete copies thereof in instances where the original financing statements have been sent to the appropriate public filing office for filing;

          (k)  any original appraisal;

          (l) any escrow, guarantee, insurance policy, environmental liability agreement, environmental insurance policy, intercreditor agreement, management agreement, or lockbox arrangement, in each case if any such document exists;

          (m) the original standby letter of credit, if any, together with any original assignment thereof;

          (n)  any Phase I or other environmental assessment;

          (o) the original franchise agreement (or, if the original has been retained by the related Mortgagor, a copy certified by such Mortgagor to be true and correct) and franchise or comfort letter(s), if any;

          (p) any collateral assignment of property management agreements and other servicing agreements; and

          (q) with respect to the Canadian Loan, the Foreign Currency Exchange Contract; together with an Assignment and Assumption Agreement with respect thereto, for the Trustee's execution and delivery.

     SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such

Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

     SECTION 5. Recordation of Assignments of Mortgage. The Seller shall record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller.

     SECTION 6.  Representations and Warranties.

          (a) Seller represents and warrants to Purchaser as of the Delivery Date that:

               (i) it is a New York banking corporation duly organized, validly existing, and in good standing under applicable law;

               (ii) it has the power and authority to own its property and to carry on its business as now conducted;

               (iii) it has the power to execute, deliver and perform this Agreement;

               (iv) the execution, delivery and performance of this Agreement have been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

               (v) this Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles);

               (vi) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Seller's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (vii) the Seller is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of the provisions of its obligations under this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made; and

               (viii) immediately prior to the sale and assignment contemplated herein, the Seller was the sole owner of the Mortgage Loans free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same.

          (b) Purchaser represents and warrants to the Seller as of the Delivery Date that:

               (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

               (ii) it has the power and authority to own its property and to carry on its business as now conducted;

               (iii) it has the power to execute, deliver and perform this Agreement;

               (iv) the execution, delivery and performance of this Agreement have been duly authorized by all requisite action by the Purchaser's board of directors and will not violate or breach any provision of its organizational documents or other agreement or instrument to which the Purchaser is a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject;

               (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and (b) by general equitable principles);

               (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (vii) the Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby; and

               (viii) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made.

          (c) Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B hereto as of the Delivery Date, subject to any exceptions thereto set forth in Exhibit C hereto. Seller hereby covenants and agrees that it shall cure any breach of such representations and warranties or repurchase any Mortgage Loan as to which there has been any such breach at the Purchase Price, to the extent that such breach materially and adversely affects the value of any Mortgage Loan, the related Mortgaged Property or the interest of the Trustee or any Certificateholder therein. Such cure or repurchase shall occur at the time and under the circumstances specified in Sections 2.02 and 2.04 of the Pooling and Servicing Agreement, the terms and conditions of which are hereby incorporated by reference with the same force and effect as if such terms and conditions were set forth herein. Except as provided otherwise in Section 2.04(d) of the Pooling and Servicing Agreement, MGT shall repurchase any Cross-Collateralized Loan that is cross-collateralized with any Mortgage Loan repurchased pursuant to this
Section 6(c). MGT's obligation to cure any breach or repurchase any affected Mortgage Loan pursuant to this Section 6 shall constitute the sole remedy available to any party.

          (d) Seller further represents and warrants that the Mortgagor under Mortgage Loan Number 99 (identified as "Efficiency Lodge - Forest Park" on Exhibit A hereto) will not exercise its right to effect a defeasance of the related Mortgage Property prior to March 29, 2003. Seller hereby covenants and agrees that it shall repurchase Mortgage Loan number 99 if the related Mortgagor exercises its right to effect a defeasance of the related Mortgage Property prior to March 29, 2003.

          (e) Seller further represents and warrants that as of the Delivery Date it is not a Holder of Certificates.

          (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement. Each party shall promptly notify the other party of any breach of a representation or warranty in this Section 6.

     SECTION 7.  Review of Mortgage Loan File.

          (a) The Trustee or the Custodian shall review the Mortgage Loan Files pursuant to Section 2.02 of the Pooling and Servicing Agreement and if it finds any document or documents not to have been properly executed, or to be missing or to be defective on its face in any material respect, the Trustee or the Custodian shall notify the Purchaser, which shall promptly notify the Seller. If the Seller does not within the time period specified in Section 2.02(c) of the Pooling and Servicing Agreement (i) correct or cure such omission or document deficiency or (ii) cause to be delivered to the Purchaser an Opinion of Counsel to the effect that such document deficiency is not material, the Seller shall repurchase such relevant Mortgage Loan from the Purchaser (or if directed by the Purchaser, directly from the Trust Fund) at the Purchase Price within 90 days from the applicable date specified in
Section 2.02(c) of the Pooling and Servicing Agreement. Except as otherwise provided in Section 2.02(e) of the Pooling and Servicing Agreement, MGT shall repurchase any Cross-Collateralized Loan that is cross-collateralized with any Mortgage Loan repurchased pursuant to this Section 7.

          Notwithstanding anything contained in this Section 7 to the contrary, in the case of a deficiency in any of the documents specified in clauses (b) through (f), (i), and (j) of Section 3, resulting solely from a delay in the return of the related documents from the applicable recording office, which deficiency (i) is continuing for (a) in the case of any Mortgage Loan that is not a Specially Serviced Mortgage Loan, for more than eighteen
(18) months following the Delivery Date or (b) in the case of any Specially Serviced Mortgage Loan, until ninety (90) days following a Servicing Transfer Event, and (ii) impairs or prohibits in any material way any Servicer's ability to act upon, or enforce, any of the Trust Fund's rights and remedies under the related Mortgage Loan, or Specially Serviced Mortgage Loan, as applicable, at the time such Servicer attempts to act upon, or enforce, any such right or remedy, the Seller may, in the Directing Certificateholder's sole judgment, in lieu of repurchasing the related Mortgage Loan, be permitted to deposit with the Trustee an amount, to be held in trust in a segregated Eligible Account, equal to 25% of the principal balance of the related Mortgage Loan (in the alternative, the Seller may deliver to the Trustee a letter of credit for the benefit of the Trustee in such amount). Such funds (or letter of credit) shall be held by the Trustee until the date on which the Master Servicer certifies to the Trustee that such document deficiency has been cured, at which time the Trustee shall return such funds (or letter of credit) to the Seller; provided, however, if such document deficiency has not been cured by the date which is twenty-four (24) months following the Delivery Date and the Seller is required to repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement or Section 2.02 of the Pooling and Servicing Agreement, such funds will be deposited into the Collection Account to be applied to the Purchase Price in accordance with the terms and conditions of the Pooling and Servicing Agreement. All such funds deposited with the Trustee may be invested in Permitted Investments, at the direction of the Seller. Such cure or repurchase of an affected Mortgage Loan pursuant to this Section shall be the sole remedy of the Purchaser for any defect to a related Mortgage Loan File hereunder.

          (b) Immediately upon receipt from the Trustee, the Purchaser shall deliver, or cause to be delivered, to the Seller, the Trustee's exception report with respect to the documents specified in clauses (a), (b), (d), (g),
(h) and (m) of Section 3. Within three (3) Business Days of the Purchaser's receipt of such report, if so directed by the Purchaser, the Seller shall cure any exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clauses (b) and (d) of Section 3 resulting solely in a delay in the return of the related documents from the applicable recording office shall be cured in the time and manner described in the second paragraph of clause (a) above). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (m), deposit with the Trustee an amount, to be held in trust in a segregated Eligible Account, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee a letter of credit for the benefit of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Trustee would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any of the other documents, deposit with the Trustee an amount, to be held in trust in a segregated Eligible Account, equal to 25% of the Stated Principal Balance of the related Mortgage Loan. Any funds deposited pursuant to clause (3) shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Directing Certificateholder that such exception has been cured, at which time such funds shall be returned to the Seller and (y) thirty (30) Business Days after the Delivery Date; provided, however, that if such exception is not cured within such thirty (30) Business Days, if directed by the Purchaser, the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of Section 2 of the Pooling and Servicing Agreement and the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan.

     SECTION 8. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

          (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

          (b) The Purchaser shall have received the following additional closing documents:

                    (i) copies of the Seller's charter, by-laws and all
               amendments, revisions, restatements and supplements thereof, certified as of a recent date by the Secretary of the Seller;

                    (ii) a certificate as of a recent date of the State of New
               York Banking Department to the effect that the Seller is duly organized, existing and in good standing in the Sate of New York;

                    (iii) an opinion of counsel of the Seller, in form and
               substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                               (A) The Seller is a New York banking
                          corporation duly organized and validly existing in good standing under the laws of the State of New York and is duly qualified to transact business, including, without limitation, the business of buying or selling mortgage loans, in, and is in good standing under, the laws of the State of New York.

                               (B) The Seller has the corporate power to
                          conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement.

                               (C) All necessary corporate action has been
                          taken to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations.

                               (D) The execution and delivery of, and the
                          performance of the obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's charter or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller.

                               (E) There is no litigation, arbitration or
                          mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's knowledge, threatened, against the Seller which (a) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or (ii) would, if decided adversely to the Seller, either individually or in the aggregate, have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                               (F) No consent, approval, authorization, order,
                          license, registration or qualification of or with any State of New York or federal court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained.

                    (iv) a letter from counsel of the Seller to the effect
               that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

          (c) The Public Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement.

          (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

          (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

     SECTION 9. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Brown & Wood LLP, One World Trade Center, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

     SECTION 10. Expenses. The Seller will pay its pro rata share of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel; (iv) all accounting fees and disbursements; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement and Prospectus and the reproducing and delivery of this Agreement and the furnishing to the Underwriter of such copies of the Registration Statement, Prospectus and this Agreement as the Underwriter may reasonably request;
(viii) the fees of the rating agency or agencies requested to rate the Certificates; and (ix) the reasonable fees and expenses of Cadwalader, Wickersham & Taft, counsel to the Underwriters.

     SECTION 11. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 13. No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 14.

     SECTION 14. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders. The Seller hereby acknowledges its obligations, including that of expense reimbursement, pursuant to Sections 2.02 and 2.04 of the Pooling and Servicing Agreement. The warranties and representations and the acknowledgement made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

     SECTION 15. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class or registered mail, postage prepaid, to
(i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 60 Wall Street, New York, NY 10260-0060, (Facsimile No.:
(212) 648-5138), Attention: Real Estate Structured Finance, (ii) in the case of the Seller, Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, NY 10260, (Facsimile No.: (212) 648-5138),Attention: Real Estate Structured Finance and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such Parties.

     SECTION 16. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by Purchaser and Seller. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice.

     SECTION 17. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.


                                  * * * * * *

          IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.




                                           J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                           SECURITIES CORP.



                                           By:__________________________________
                                              Name:
                                              Title:



                                           MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK



                                           By:__________________________________
                                              Name:
                                              Title:

       EXHIBIT A - EXHIBIT TO FORM OF MORTGAGE LOAN PURCHASE AGREEMENT




MORTGAGE LOAN SCHEDULE

            [See Exhibit G to the Pooling and Servicing Agreement]

       EXHIBIT TO FORM OF MORTGAGE LOAN PURCHASE AGREEMENT - EXHIBIT "B"

                   REPRESENTATIONS AND WARRANTIES OF SELLER

          (i) No Mortgage Loan is delinquent in payment of principal and interest beyond any applicable grace period, and no Mortgage Loan has been more than 30 days (commencing as of the due date set forth in the related Mortgage Note) past due, in the 12-month period prior to the Delivery Date. Such non-delinquent status with respect to principal and/or interest is not due to any advance made by the Seller, or any previous holder of the Mortgage Loan.

          (ii) The Mortgage Loans are fixed rate mortgage loans with terms to maturity at origination or most recent modification as set forth in the Mortgage Loan Schedule.

          (iii) The Mortgage Loan Schedule, and the information set forth therein with respect to each Mortgage Loan, is true and correct in all material respects as of the Cut-off Date.

          (iv) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner of, each Mortgage Loan, free and clear of any pledge, lien, charge, encumbrance, security interest or any other interest (other than the rights to servicing and related compensation as set forth on Schedule B(iv)) with full right and authority to sell, assign and transfer the Mortgage Loans to the Trust, and such assignment transfers all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, charge, encumbrance, security or any other interest. The related Mortgage Loan Documents do not contain provisions limiting the ability of the Seller to assign, transfer and convey such documents.

          (v) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized and qualified to do business under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) the Seller has no actual knowledge that the related Mortgagor is a party to, or the Mortgaged Property is a subject of, any bankruptcy, reorganization, insolvency or similar proceeding.

          (vi) Each Mortgage Loan is secured by the related Mortgage which establishes and creates in favor of the holder of the Mortgage Loan a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property, including but not limited to elevators, owned by the Mortgagor that is used in, and is reasonably necessary for, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein by filing under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. Each Mortgage was properly recorded or, if not yet recorded, has been submitted for recordation in the applicable jurisdiction and all applicable mortgage taxes and recording fees have been paid. There exists with respect to such Mortgaged Property an assignment of leases and rents ("Assignment of Leases and Rents"), either as part of the related Mortgage or as a separate document or instrument, which establishes and creates in favor of the holder of the Mortgage Loan a valid first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. The Seller has the full right and authority to assign to the Purchaser such Assignment of Leases and Rents and the lien created thereby. As of the origination of the Mortgage Loan and, to the Seller's actual knowledge, as of the Closing Date, there are no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those which are insured against pursuant to the applicable Title Insurance Policy (as defined below). No Mortgaged Property secures any other mortgage loan not represented by the related Mortgage Note; no Mortgage Loan is cross-defaulted with any other mortgage loan other than a Mortgage Loan nor is any Mortgage Loan secured by property which secures another mortgage loan other than a Mortgage Loan.

          (vii) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or leasehold title to the related Mortgaged Property, or leasehold interest therein, comprising real estate except for any portion thereof subject to a ground lease meeting the requirements of clause (xx) and except for any Permitted Encumbrances. The buildings and improvements on the Mortgaged Property are used and occupied for commercial purposes in, to the Seller's actual knowledge, accordance with applicable law.

          (viii) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or a title policy commitment or pro forma "marked up" at the closing of the related Mortgage Loan marked as binding and countersigned by the title insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located, covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate after all advances of principal, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. The Seller, or the Mortgage Loan originator and its successors and assigns, is the sole named insured of such policy. No claims have been made under such Title Insurance Policy and neither the Seller nor any prior holder of the related Mortgage has done anything, by act or omission, and the Seller has no knowledge of any matter, which would impair or diminish the coverage of such policy. All premiums on such Title Insurance Policy have been paid, and such policy is in full force and effect and is assignable to the Purchaser without the consent of or any notification to the insurer. The insurer issuing such Title Insurance Policy is qualified to do business in the jurisdiction in which the Mortgaged Property is located.

          (ix) The related Assignment of Mortgage and the related assignment of the Assignment of Leases and Rents executed in connection with each Mortgage, if any, constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases and Rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller is properly endorsed to the Purchaser and constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases and Rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan Documents to the Purchaser.

          (x) (1) Each Mortgage Loan is non-recourse, except that the Mortgagor and a principal or guarantor which is an individual or entity with assets other than its interests in the Mortgagor is liable in the event of (a) fraud or material misrepresentation, (b) misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (c) acts of actual waste,
(d) violation of applicable environmental laws or breaches of environmental covenants or (e) any act resulting in the Mortgaged Property becoming an asset in a voluntary bankruptcy or voluntary insolvency proceeding. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal.

               (2) The Mortgage Loan Documents for each Mortgage Loan contain provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if customary, non-judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (3) Each of the related Mortgage Loan Documents is the legal, valid and binding obligation of the parties thereto (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency laws or bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan Documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan Documents invalid as a whole, and such Mortgage Loan Documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby. The Seller has no actual knowledge that any of the representations and warranties made by the Mortgagor under such Mortgage Loan are not true and correct in any material respect. The Seller has not knowingly taken any affirmative action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct.

               (4) The terms of the Mortgage Loans or the related Mortgage Loan Documents, have not been altered, impaired, modified or waived in any material respect, except by written instrument contained in the related Mortgage Loan File and any such alterations, modifications or waivers have been filed and/or recorded or are being submitted for recordation to the extent necessary to perfect, maintain and continue the validity and priority of the lien of the related Mortgage. No alterations, modifications, assumptions or waivers of any kind have been given, made or consented to since the earlier to occur of the Cut-off Date and January 31, 2001 except as set forth in the Mortgage Loan File and delivered to non-investment grade investors for due diligence.

               (5) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are, or will become, payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor or in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full and such fees, to the extent payable to such trustee, are obligations of the Mortgagor.

          (xi) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor or guarantor has not been released, in whole or in part, from its obligations under any related Mortgage Loan Document.

          (xii) Neither the Mortgage Loan nor any of the related Mortgage Loan Documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan Documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan Documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan Documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (1) upon payment or defeasance of an allocated loan amount which may be formula based, or (2) in the event the portion of the Mortgaged Property being released shall be unimproved and shall not have been given any value in connection with the underwriting or appraisal of the related Mortgage Loan.

          (xiii) To the extent not otherwise represented herein, there is no payment default and to the Seller's knowledge, there is no other default, breach, violation or event of acceleration under any of the related Mortgage Loan Documents which has a material adverse effect on the Mortgage Loan; no such default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default, event of acceleration or breach nor has the Seller waived any such default. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated, or threatened in writing, in respect of the related Mortgage.

          (xiv) (1) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the origination date specified therein and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan Documents. Any requirements under the related Mortgage Loan Documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not impaired by any improvements which have not been completed. The Seller has not, nor to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loans, in respect of such Mortgage Loan, directly or indirectly, advanced funds or knowingly received any advance of funds from a party other than the Mortgagor for the payment of any amount required by the Mortgage Loan other than interest accruing on such Mortgage Loan (with respect to which the Seller, the originator of the Mortgage Loan or an affiliate of the Mortgagor may have advanced funds with respect to interest accruing from the date of funding of the related Mortgage Loan to the first regularly scheduled payment date upon which principal and interest was due thereon), application and commitment fees, escrow funds, points and reimbursements for fees and expenses, from the date of origination of such Mortgage Loan or the date of disbursement of such Mortgage Loan proceeds, whichever is later, to the Delivery Date.

               (2) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights, any other contingent interest or additional interest contingent on cash flow, negative amortization, interest only payment or equity participation by the originator or lender.

               (3) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the first day of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (a) the Mortgage Loan's interest rate will step up to an interest rate per annum equal to the related Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan Documents; provided, however, that payment of such Excess Interest may be deferred until the principal of such ARD Loan has been paid in full; (b) all or a substantial portion of the Excess Cash Flow collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (c) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

               (4) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall, and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan. To the extent a hard lockbox is not already in place as of the Anticipated Repayment Date, each Mortgage Loan designated on the Mortgage Loan Schedule as an ARD Loan provides that after the Anticipated Repayment Date, tenants at the related Mortgaged Property shall either make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest or deliver rent payments to the property manager which, within three business days of receipt thereof, shall deliver the payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest.

          (xv) The terms of the Mortgage Loan Documents evidencing such Mortgage Loan comply in all material respects with all applicable state or federal laws, regulations and other material requirements pertaining to usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

          (xvi) To the Seller's knowledge, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, and to the Seller's actual knowledge, as of the Delivery Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all laws, ordinances, rules, regulations, licenses, permits, restrictive covenants of record applicable to such Mortgaged Property including applicable zoning and building laws, ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property and all inspections, authorizations, licenses and certificates, including certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent the failure to obtain or maintain such inspections, licenses or certificates of occupancy do not materially impair the current use of the Mortgaged Property or the rights of a holder of the related Mortgage Loan. Any material non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders. Each Mortgage Loan requires the related Mortgagor to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be in compliance would have a material and adverse effect upon the related Mortgagor or Mortgaged Property or the enforceability of the Mortgage Loan.

          (xvii) All taxes, governmental assessments, ground rents, assessments or other similar outstanding charges affecting the Mortgaged Property which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property) and which, if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage, have been paid, or an escrow of funds in an amount sufficient to cover such taxes and assessments has been established. The Seller has no actual knowledge of any taxes, assessments or other similar outstanding charges affecting the Mortgaged Property which are past due and upon which interest and penalties have commenced to accrue. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels.

          (xviii) None of the improvements that were included for the purpose of determining the appraised value of such Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, and no improvements on adjoining properties encroach upon such Mortgaged Property, except in each case for immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property and those encroachments onto adjoining parcels which are insured against forced removal by the applicable Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage. With respect to each Mortgage Loan, all improvements included in any appraisals are within the boundaries of the related Mortgaged Property except in each case for immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or for which title insurance has been obtained.

          (xix) (1) As of the date of the applicable engineering report related to the Mortgaged Property and, to the Seller's knowledge, in reliance on an engineering report prepared not more than 12 months prior to the origination date of the related Mortgage Loan, to the extent available, as of the Closing Date, the related Mortgaged Property is in good repair and free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan (except for which sums have been escrowed) and such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or for which escrows have not been established.

               (2) As of the Cut-off Date and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

          (xx) The one (1) Mortgaged Property secured in whole or in part by a leasehold estate (a "Ground Lease"), satisfies the following conditions:

               (1) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; Seller has no knowledge of any material change of record in the terms of such Ground Lease since its recordation, with the exception of written instruments which are part of the related Mortgage Loan File;

               (2) such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee interest unless a nondisturbance agreement reasonably acceptable to the holder of the Mortgage Loan is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

               (3) such Ground Lease provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee becomes the owner of such interest, such interest is further assignable by such mortgagee and its successors and assigns upon notice to such lessor, but without a need to obtain the consent of such lessor;

               (4) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is currently in existence, under such Ground Lease, nor, at origination was, or to the Seller's knowledge is, there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease and the Seller has provided the ground lessor with notice of its lien, if required, in accordance with the terms of such Ground Lease; as of the Closing Date, the Seller has not received written notice of any default under such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

               (5) such Ground Lease or other agreement requires the lessor thereunder to give notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

               (6) Either (A) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (B) such Ground Lease or other agreement provides that (i) the mortgagee under the related Mortgage is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease through legal proceedings or to take such other action so long as the mortgage is proceeding diligently) to cure any default under such Ground Lease which is curable after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; (ii) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (iii) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

               (7) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 10 years beyond the stated amortization period of the related Mortgage Loan;

               (8) under the terms of such Ground Lease and the related Mortgage, taken together, any related condemnation or insurance proceeds or awards other than in respect of a total or substantially total loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent institutional lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon under the terms of the related Mortgage, any condemnation or insurance proceeds or awards in respect of a total or substantially total loss or taking may be applied first to the payment of the outstanding principal and interest on the Mortgage Loan (except as otherwise provided by applicable law); and

               (9) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller in compliance with the Seller's underwriting standards and guidelines; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

          (xxi) (1) An Environmental Site Assessment covering all environmental hazards typically assessed for similar properties was prepared in connection with the origination of the related Mortgage Loan and updated thereafter such that such Environmental Site Assessment is dated not more than 12 months prior to the origination date of the related Mortgage Loan), and either (x) no such Environmental Site Assessment reveals any known circumstances or conditions with respect to the related Mortgaged Property that rendered such Mortgaged Property, at the date of such Environmental Site Assessment, in violation of any applicable environmental laws or (y) if any such Environmental Site Assessment does reveal any violation of applicable environmental laws with respect to the related Mortgaged Property, then either
(i) the same have been remediated in all material respects, or (ii) sufficient funds, based upon an engineer's recommendation, have been escrowed for purposes of effecting such remediation and the related Mortgagor or other responsible party is required to take such actions, if any, with respect to such circumstances or conditions as have been recommended by the Environmental Site Assessment or required by the applicable governmental regulatory authority (including implementation of an operations and maintenance agreement). To the Seller's knowledge, there are no circumstances or conditions with respect to such Mortgaged Property not revealed in such Environmental Site Assessment that requires remediation or would otherwise render such Mortgaged Property in violation of any applicable environmental laws and no notice of violation of such laws has been issued by any governmental agency or authority except as indicated in the Environmental Site Assessments delivered to the Purchaser .

               (2) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, there exists an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan Documents estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment, (i) such Mortgaged Property is not being nor has it been used for the treatment or disposal of Hazardous Materials; (ii) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; (iii) such Mortgaged Property is not listed by any governmental agency as containing any Hazardous Materials in violation of applicable laws; and (iv) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

               (3) All such Environmental Site Assessments or any other environmental assessments that were in the possession of the Seller and that relate to any Mortgaged Property have been delivered to the Purchaser. All such Environmental Site Assessments or any other environmental assessments that were in the possession of the Seller and that relate to a Mortgaged Property which is insured by an environmental insurance policy or a secured creditor environmental impairment policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy if required by the environmental insurance carrier issuing such policy or if failure to do so would impair the coverage provided by such policy. Each Mortgage requires the related Mortgagor to comply, and to cause the related Mortgaged Property to be in compliance, with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards. Each Mortgagor represents and warrants in the related Mortgage Loan Documents that, except as set forth in certain specified environmental reports and to the best of its knowledge, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including, without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

          (xxii) As of the date of origination of the related Mortgage Loan, and to the Seller's knowledge, as of the Delivery Date, after consultation with the related servicer, the Mortgaged Property is covered by insurance policies ("Insurance Policies") providing the coverage described below or permits the Mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan Documents, the Seller has not received any notice of cancellation or termination and, to the Seller's knowledge, all such insurance is in full force and effect. The relevant Mortgage Loan File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies reasonably prescribed by the related mortgagee or providing coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) sustained by (A) fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property with no deduction for depreciation if the insurance proceeds are utilized for the restoration of the Mortgaged Property (in some cases exclusive of foundations and footings) or some other predetermined value basis; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds; (B) business interruption or rental loss insurance in an amount at least equal to 12 months of operations; (C) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency, with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards); (D) workers' compensation, if required by law; (E) comprehensive general liability insurance in amounts as are generally required by commercial mortgage lenders, but not less than $1 million; an architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of excedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least A:X by A.M. Best Company or "BBB-" (or the equivalent) from Moody's Investor Services, Inc., Standard & Poor's Rating Services or its equivalent. All such Insurance Policies contain clauses providing they are not terminable and may not be reduced, terminated or expire, without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage shall permit the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon, except for excess proceeds required to be released to the related Mortgagor except as may otherwise be provided in the applicable Ground Lease. Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than 5% of the total unpaid principal balance of all of the Mortgage Loans, the Insurer has a claims paying ability rating from the Rating Agency or A.M. Best of not less than `A' (or the equivalent).

          (xxiii) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan Documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

          (xxiv) To the Seller's knowledge, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, as of the Delivery Date, there are no actions, suits, arbitrations, investigation or other proceedings by or before any court or other governmental authority or agency or private arbitrator or mediator, now pending against or affecting the Mortgagor under any Mortgage Loan, any guarantor or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the ability of such Mortgagor and/or such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan, the enforceability of the Mortgage Loan or Mortgage, the practical realization against the Mortgaged Property or the ability of any guarantor to satisfy any liability or obligation; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor, Mortgaged Property or guarantor.

          (xxv) Each Mortgage Loan complied at origination, in all material respects, with all of the terms, conditions and requirements of the Seller's, or if the Seller is not the originator, then the originator's, underwriting standards applicable to such Mortgage Loan. All requirements of relevant federal, state and local law, rules and regulations relating to the origination, funding, servicing and the terms of the Mortgage Loans, including, without limitation, usury have been satisfied or complied with in all material respects to the extent necessary to permit enforcement of the Mortgage Loan. The servicing and collection practices used with respect to each Mortgage Loan meet customary standards utilized by prudent commercial mortgage loan servicers.

          (xxvi) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the last 12 months.

          (xxvii) Each Mortgage requires the Mortgagor to provide the holder of the Mortgage Loan with quarterly and annual operating statements, rent rolls and related information and annual financial statements.

          (xxviii) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller, and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan Documents have been deposited, and there are no deficiencies with regard thereto. All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder and identified as such with appropriate detail.

          (xxix) No two or more Mortgage Loans representing more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund has the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

          (xxx) (1) Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to own no assets other than the related Mortgaged Property and all property used in connection with the Mortgaged Property.

               (2) Each Mortgage Loan with an original principal balance over $10,000,000 requires the Mortgagor to be, and to Seller's knowledge, such Mortgagors are, entities whose organizational documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, which was formed or is organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; and whose organizational documents provide, substantially to the effect that (a) such Mortgagor does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof, (b) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan Documents, (c) that any dissolution and winding up or insolvency filing for such entity requires the unanimous consent of all partners or members, as applicable, and (d) that such organizational documents may not be amended with respect to the Single-Purpose Entity requirements during the term of the Mortgage Loan without Mortgagee's consent. To Seller's actual knowledge, each Mortgagor has complied with the requirements of the related Mortgage Loan and the Mortgagor's organizational documents regarding Single-Purpose Entity status.

               (3) The organizational documents for each Mortgagor, or group of affiliated Mortgagors with Mortgage Loans having an unpaid principal balance equal to or greater than $20 million require the Mortgagor to have an outside independent director or member and the Mortgage File for each such Mortgage Loan, or group of Mortgage Loans, contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving certain related parties set forth therein. The organizational documents of any Mortgagor with respect to any Mortgage Loan having an unpaid principal balance equal to or greater than $20 million which is single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. Any such single member limited liability company Mortgagors with respect to any Mortgage Loan having an unpaid principal balance equal to or greater than $20 million are organized in jurisdictions that provide for such continued existence and the Mortgage Loan File contains an opinion of such Mortgagor's counsel confirming such continued existence.

          (xxxi) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or (2) at the Delivery Date at least equal to 80 percent of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (xxxi) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations
Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Delivery Date so as to result in a taxable exchange under Section 1001 of the Code, it either (i) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (ii) satisfies the provisions of either clause (A)(1) above (substituting the date on the last such modification for the date the Mortgage Loan was originated) or clause
(A)(2), including the proviso thereto.

          (xxxii) Each of the Mortgage Loans contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for assignments subject to the holder's approval of transferee (and satisfaction of certain conditions specified in the Mortgage Loan Documents), transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage prohibits any further pledge or lien on the Mortgaged Property, whether equal or subordinate to the lien of the Mortgage, unless the prior written consent of the holder is obtained or certain conditions set forth on the Mortgage Loan are satisfied. The Mortgage requires the Mortgagor to pay all fees and expenses associated with securing the consent or approval of the holder of the Mortgage for all actions requiring such consent or approval under the Mortgage including the cost of counsel opinions relating to REMIC or other securitization and tax issues. To the Seller's knowledge, no person other than the Mortgagor and the holder of the Mortgage Loan has or owns any interest in any payments under the related leases.

          (xxxiii) Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

          (xxxiv) Intentionally omitted.

          (xxxv) With respect to each Mortgage Loan, a separate guaranty for losses related to fraud and certain environmental conditions has been obtained from one or more principals of the related Mortgagor.

          (xxxvi) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires either (i) the prior written consent of, and compliance with the conditions set by, the holder of the Mortgage Loan to any defeasance, or (ii) (A) the replacement collateral consist of U.S. "government securities," within the meaning of Treas. Reg. ss.1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due; (B) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (C) counsel provide a REMIC opinion and an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; (D) a letter from the applicable rating agency confirming that the defeasance will not result in a downgrade or qualification of ratings on any classes of securities in the transaction; and (E) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation,
(i) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgage real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (ii) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance (including, without limitation, all rating agency fees), the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan.

          (xxxvii) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount sufficient to make all scheduled payments with respect to 125% of the Allocated Loan Amount is defeased.

          (xxxviii) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

          (xxxix) A UCC financing statement has been filed and/or recorded in all places necessary to perfect a valid first priority security interest in the personal property granted under each Mortgage (and any related security agreement), which in all cases includes all furniture, fixtures and, equipment material to the Mortgaged Property (including, without limitation, all elevators) and, if such Mortgaged Property is operated by the Mortgagor primarily as a hotel, mobile home park, restaurant, fitness center or self-storage facility, the Seller has a security interest in all personal property required to operate the Mortgagor's business in which the Mortgagor has an interest. In the case of each Mortgage Loan secured by a hotel, mobile home park, restaurant, fitness center or self-storage facility, assuming that the personal property is the type which may be perfected by filing under
Article 9 of the Uniform Commercial Code, upon the proper indexing and filing of the UCC financing statements, such filing will perfect a security interest in the collateral covered thereby (other than with respect to items that require recordation in the real property records).

          (xl) No person other than the applicable servicer identified on Schedule B(iv) has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith.

          (xli) With respect to any Mortgage Loan secured in whole or in part by the interest of a Mortgagor under a Ground Lease and by the related Fee Interest, such Fee Interest is subordinate to the related Mortgage and the related Ground Lease is not and will not be subordinated to the lien of any mortgage or other lien upon such Fee Interest other than Permitted Encumbrances.

          (xlii) Each Mortgage Loan and related collateral comply with all Real Estate Mortgage Investment Conduit (REMIC) rules and regulations including, but not limited to, the fact that such Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the related Mortgage Property would constitute "foreclosure property" within the meaning of Section 860G(a)(8) and any prepayment premium provided for in any Mortgage Loan constitutes a "customary prepayment penalty" within the meaning of Treasury Regulation Section 1.860G-1(b)(2).

          (xliii) To the extent required under applicable law, as of the Mortgage Loan funding date, the originator of each Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan.

          (xliv) The Seller is in possession of the related Mortgage Loan File which contains all of the documents required pursuant to the terms of the Pooling and Servicing Agreement, including but to limited to the related Mortgage, Mortgage Note, Security Agreement and all material amendments thereof.

          (xlv) No fraud with respect to such Mortgage Loan has taken place on the part of the Seller or Seller's employees or to the actual knowledge of the Seller any originator nor, to the Seller's actual knowledge, on the part of the Mortgagor, in connection with the origination of such Mortgage Loan.

          (xlvi) The following statements are true with respect to each Mortgaged Property: (i) the Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress, (ii) the Mortgaged Property is served by public utilities, water and sewer (or septic facilities), (iii) the Mortgaged Property has parking materially in compliance with the requirements of applicable law, including local ordinances, and (iv) to the extent the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

          (xlvii) As of the Closing Date, neither the related Mortgagor nor the Mortgaged Property is the subject of any state or federal bankruptcy or insolvency proceeding. At the origination of such Mortgage Loan, no guarantor was a debtor in any pending state or federal bankruptcy or insolvency proceeding. Furthermore, at the Closing Date, without having reviewed any public records, the Seller has no knowledge that any guarantor has become, since origination of the related Mortgage Loan, a debtor in any pending state or federal bankruptcy or insolvency proceeding.

          (xlviii) Such Mortgage Loan does not permit the related Mortgaged Property to be encumbered subsequent to the Closing Date by any lien junior to or of equal or superior priority with the lien of the related Mortgage without the prior written consent of the holder thereof.

          (xlix) The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by a qualified appraiser, who, to the best of the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal and appraiser both satisfy the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

          (l) The Seller has not deliberately selected mortgage loans for sale, assignment and transfer to the Purchaser hereunder which, to the Seller's actual knowledge, are expected to result in delinquencies and losses on Mortgage Loans being materially in excess of delinquencies and losses on the Seller's portfolio of similar commercial mortgage loans or which would otherwise adversely affect the interests of the Certificateholders.

          Defined Terms:
          -------------

          The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

          The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the relevant Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

          The term "ARD Loan" shall mean those loans identified as such on the Mortgage Loan Schedule.

          The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan, if any, after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and (i) required payments for the tax and insurance fund and ground lease escrows fund, (ii) payment of monthly debt service, (iii) payments to any other required escrow funds and (iv) payment of operating expenses pursuant to the terms of an annual budget approved by the Master Servicer and discretionary (lender approved) capital expenditures or in an amount which is capped at 1/12 of 105% of the prior year's operating expenses.

          The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan Documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

          The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials and, if required by the Seller, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

          The term "in reliance on" shall mean that:

               (1) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

               (2) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

               (3) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

               (4) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

          The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

          The term "Permitted Encumbrances" shall mean:

               (1) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable;

               (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically referred to in the lender's title insurance commitment or Title Insurance Policy and acceptable to mortgage lending institutions generally;

               (3) other matters to which like properties are commonly subject; and

               (4) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.

which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all second, junior and subordinated mortgages.

          Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans believes that a given representation or warranty is not true or incomplete or inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate or incomplete. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage Loan File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that a director, officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate or incomplete.

       EXHIBIT TO FORM OF MORTGAGE LOAN PURCHASE AGREEMENT - EXHIBIT "C"

        EXHIBIT TO FORM MORTGAGE LOAN PURCHASE AGREEMENT - EXHIBIT "D"

                   [FORM OF SELLER'S OFFICER'S CERTIFICATE]

                                   EXHIBIT J

                            FORM OF ACKNOWLEDGEMENT

                                   EXHIBIT K

              Confidentiality Agreement for Asset Strategy Report



                                                                       [Date]

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, Massachusetts 02111

Ladies and Gentlemen:

          The undersigned hereby requests the Asset Strategy Report as amended or restated from time to time (the "Report") in connection with Mortgage Loan Number (the "Mortgage Loan") as identified in the pooling and servicing agreement (the "Pooling and Servicing Agreement") dated as of March 1, 2001, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, State Street Bank and Trust Company, as trustee and ORIX Real Estate Capital Markets LLC, as special servicer, GMAC Commercial Mortgage Corporation, as master servicer. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement.

          The undersigned acknowledges and agrees that disclosing any information contained in the Report to the related mortgagor, an affiliate thereof or a person acting on their behalf would interfere with the property rights of the Trust Fund and the Certificateholders and result in additional losses and costs thereto. Such disclosure would also thus adversely impact the planning, strategy and servicing by the Special Servicer of the related Mortgage Loan, Mortgaged Property or REO Loan in accordance with the Pooling and Servicing Agreement. The undersigned represents that none of it, or its Representatives is the related mortgagor, an affiliate thereof or a person acting on their behalf. Realizing the serious nature of any use or disclosure adverse to the terms herein, the undersigned hereby agrees to indemnify and hold harmless the Trust Fund, the Certificateholders and the Special Servicer from any claim or legal action (whether in law or equity) and any other monetary loss related to the undersigned's disclosure or use of the information contained in the Asset Strategy Report inconsistent with the terms of this Agreement.

          The undersigned acknowledges and agrees that it is imperative that the Report remains confidential. Accordingly, the undersigned agrees that before it or any of its affiliates, or it or its affiliates' agents, advisors, or representatives (each, a "Representative") may be given access to the Reports, the undersigned and each such affiliate and Representative shall agree to be bound by the terms of this Agreement. The undersigned agrees to be responsible for any breach of this Agreement by its affiliates or its or their Representatives.

          To maintain the confidentiality of the Reports, the undersigned and each individual or entity agreeing to be bound by this Agreement agree:

1. Not to use or allow the use for any purpose of the Reports or notes, summaries, or other material derived by the undersigned, its affiliates, or its or their Representatives from the Report (collectively, "Notes") except to determine whether to implement the recommended actions outlined in the Report;

2. Not to disclose or allow disclosure to others of the Report or Notes except to its affiliates or to its or their Representatives, in each case to the extent necessary to permit such affiliate or Representative to assist the undersigned in making the determinations referred to in clause
     (a) above;

3. Not to disclose or allow disclosure to persons other than those described in clause (b) above that the Report has been made available to the undersigned, that the undersigned, its affiliates, or its or their Representatives have inspected the Reports; and

4. Not to make or allow to be made copies of the Report except in the form of Notes made by the undersigned, its affiliates, or its or their Representatives, or as the Trustee may specifically authorize in writing.

          You may, upon reasonable belief that the undersigned, or any individual or entity agreeing to be bound by this Agreement breached this Agreement, elect at any time to terminate further access by any or all such parties to the Report and the undersigned agrees that upon any such termination, it will promptly (and in any case within 7 days of the Trustee's request), return to the Trustee the Report except Notes and will cause all Notes to be destroyed, and confirm in writing to the Trustee the fact that all such material has been returned or destroyed in compliance with the terms of this Agreement. No such termination will affect the undersigned's obligations hereunder or those of its affiliates or its or their Representatives, all of which obligations shall continue in effect.

          This Agreement shall be inoperative as to particular portions of the Report if such Report (i) becomes generally available to the public other than as a result of a disclosure by the undersigned, its affiliates, or its or their Representatives, (ii) was available to the undersigned on a non-confidential basis prior to its disclosure to the undersigned by the Trustee, or (iii) becomes available to the undersigned on a non-confidential basis from a source other than the Trustee or its agents, advisors, or representatives when such source is entitled, to the best of the undersigned's knowledge, to make such disclosure. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

          If the undersigned, its affiliates, or its or their Representatives are requested or required (by oral questions, interrogatories, requests for the Report, subpoena, civil investigative demand, or similar process) to disclose the Report or Notes, it is agreed that the undersigned will provide the Trustee and the Special Servicer with prompt written notice of such request(s), to the extent practicable, so that they may seek an appropriate protective order and/or waive your compliance with the provisions of this Agreement. If, failing the entry of a protective order or the receipt of a waiver hereunder, the undersigned, its affiliates, or its or their Representatives are, in the opinion of the undersigned's counsel compelled to disclose the Report or Notes under pain of liability for contempt or other censure or penalty, the undersigned may disclose only that portion of the Report as is legally required without liability hereunder, provided that the undersigned agrees to exercise its best efforts to obtain assurance that confidential treatment will be accorded the Report.

          This Agreement sets forth the entire agreement between the parties with respect to the matters described herein and supersedes all prior agreements and understandings, oral and written, between the parties with respect thereto.

                                           Very truly yours,

                                           [Certificateholder]



                                           By: _______________________________
                                               Name:  ________________________
                                               Title: ________________________



Accepted and agreed to as of the date above written

STATE STREET BANK AND TRUST COMPANY,
as Trustee

By:    ________________________
Name:  ________________________
Title: ________________________

                                   EXHIBIT L

          FORM OF SPECIAL SERVICER LETTER PURSUANT TO SECTION 4.01(e)

                         [SPECIAL SERVICER STATIONERY]



                                                                       Date

Mortgagor's Name
Mortgagor's Address

     Re: Transfer of Servicing of Loan in the Name of [Mortgagor's Name], Loan [Mortgagor's Primary Loan ID Number]

Dear [Mortgagor]:

          Please be advised that the servicing of the above referenced loan has been returned to ["Master Servicer's Name"].

          Please continue to remit all payments to ["Master Servicer's Name"]. ["Master Servicer's Name"] will continue to process your checks and maintain the accounting records for this loan. Please remember to use the above ["Master Servicer's Name"] Loan Number when communicating with us and making your payments to ["Master Servicer's Name"].

          Should you have any questions, please call _________________________ or write at the following address:

                            Master Servicer's Name
                           Master Servicer's Address

                                                                    Sincerely,






cc:      ["Special Servicer's Name"]

                                                              EXHIBIT M

                                   FORM OF PROPERTY INSPECTION REPORT PURSUANT TO SECTION 4.09(a)


Company Name/Logo


                                                                                  Loan Number:      ____________________
                                                                                  Investor Number:  ____________________
                                                                                  Reviewed By:      ____________________
Standard Inspection Form                                                          Property Type:    ____________________
                                                                                                              Page 1 of 3
=============================================================================================================================
I.    Loan/ Inspection Information
_____________________________________________________________________________________________________________________________
      Servicer Name:    ____________________                                    Overall Property Rating: ____________________
      Lender/Investor:  ____________________                                    Deferred Maintenance?    ____________________
      Borrower:         ____________________                                    Date of Inspection:      ____________________
      Property Name:    ____________________                                    Inspected By:            ____________________
      Property Address: ____________________                                    Inspector Name:          ____________________
      City, State, Zip: ____________________                                    Rent Roll Attached?      ____________________
      Borrower Contact: ____________________                                                             ____________________
      Contact Phone:    ____________________                                    Loan Balance:            ____________________

      General Comments for Subject Property:

      _______________________________________________________________________________________________________________________


      _______________________________________________________________________________________________________________________

      Units Inspected
                       ___________                             __________
      Occupied Units:  ___________               Vacant Units: __________


_____________________________________________________________________________________________________________________________
II.   Market Data
_____________________________________________________________________________________________________________________________

      Area:                     __________________            Development:                _____________________________
      Growth Rate:              __________________            Present Use - %:            Single Family    ____________
      Change in Current Use:    __________________                                        2-4 Family       ____________
      New Construction:         __________________                                        Apartment        ____________
      Area Trends Appear to be: __________________                                        Commercial       ____________
      Major Competition:        __________________                                        Industrial       ____________
                                                                                          Undeveloped      ____________

      Describe Surrounding Land Use and Subject's Competition in the Marketplace:
      _______________________________________________________________________________________________________________________


      _______________________________________________________________________________________________________________________

      Site Data

         Please answer each question using Above Average, Average, or Below Average ratings

      Street Appeal          __________________                Access to Major Arteries:        __________________
      Visibility:            __________________                Access to Local Amenities:       __________________
      Ingress and Egress:    __________________                Access to Public Transportation: __________________
      Traffic Volume         __________________                Compatibility with Neighborhood: __________________

_____________________________________________________________________________________________________________________________
III.  Management Information
_____________________________________________________________________________________________________________________________

      Management Company Name:                  ________________________________      Phone Number: ______________
      Site Contact:                             ________________________________
      Is Management Affiliated with Borrower:                ___________________
      Frequency Property Manager visits the property?        ___________________
      Management of the Property Appears to be:              __________________

_____________________________________________________________________________________________________________________________

=============================================================================================================================




Company Name/Logo


                                                                                  Loan Number:      _0__________________
                                                                                  Investor Number:  _0__________________
                                                                                  Reviewed By:      _0__________________
Standard Inspection Form                                                          Property Type:    _0__________________
                                                                                                              Page 2 of 3
=============================================================================================================================
IV.   Property Information
_____________________________________________________________________________________________________________________________

      Number of Buildings:      ___________________              Square Feet:               ___________________
      Number of Units:          ___________________              Number of Units Occupied:  ___________________
      Number of Floors:         ___________________              Percent Occupied:          ___________________
      Number of Parking Spaces: ___________________              Owner Occupied:            ___________________
      Number of Elevators:      ___________________              Sprinklers:                ___________________

      Occupancy Data

            Office/Retail/Industrial

         Five Largest Commercial Tenants         Expiration      Sq. Ft.        %NRA        Annual Rent    Rent/Sq. Ft.













            Multifamily/Hospitality/Healthcare/Mobile

      Unit Type                                # of Units         Avg. Sq.Ft./Unit      Monthly Rent         # Vacant















     Amenities

     1 __________________                        6  __________________                         11 __________________
     2 __________________                        7  __________________                         12 __________________
     3 __________________                        8  __________________                         13 __________________
     4 __________________                        9  __________________                         14 __________________
     5 __________________                        10 __________________                         15 __________________


     Improvements

     Describe in detail what Repairs, Replacements or Improvements have been or will be made this year.

     _______________________________________________________________________________________________________________________


     _______________________________________________________________________________________________________________________


     Describe in detail what Repairs, Replacements or Improvements have been planned for the next 1-2 years.

     _______________________________________________________________________________________________________________________


     _______________________________________________________________________________________________________________________



_____________________________________________________________________________________________________________________________
_____________________________________________________________________________________________________________________________




Company Name/Logo

                                                                                                    ____________________
                                                                                  Loan Number:      0
                                                                                  Investor Number:  0
                                                                                  Reviewed By:      0
Standard Inspection Form                                                          Property Type:    0
                                                                                                    ____________________
                                                                                                              Page 3 of 3
V.    Property Condition

         Please answer each question using Excellent, Good, Fair, Poor, Not Accessible, Not Inspected, or N/A ratings

      Exterior                                                  Interior

      Ingress/Egress                                            Lobbies
      Parking Lot                                               Hallways
      Striping                                                  Stairways
      Drainage                                                  Interior Walls
      Retaining Walls                                           Painting/Wallcover
      Sidewalks                                                 Flooring/Carpets/Tiles
      Landscaping                                               Ceilings
      Signage                                                   Interior Doors
      Site Lighting                                             Windows
      Roof Condition                                            Kitchens
      Flashing/Eaves/Ventilators                                Appliances
      Gutters/Downspouts                                        Fixtures
      Foundations                                               Cabinets
      Exterior Walls                                            Plumbing/Bathrooms
      Glazing/Windows                                           Electrical
      Storefronts                                               Lighting
      Exterior Doors                                            HVAC System
      Stairs/Railings                                           Basement
      Loading Docks                                             Mechanical Rooms
      Paint                                                     Boilers/Water Heaters
      Siding/Trim                                               Laundry Rooms
      Balconies/Patios                                          Elevators/Escalators
      Security                                                  Sprinklers/Fire
                                                                Protection
      Refuse/Disposal                                           Amenities
      Amenities
      Other 1                                                   Other 1
      Other 2                                                   Other 2

      Deferred Maintenance

      Describe any deferred maintenance observed. Please also include comments for fair or poor item noted above, as well as any health & safety concerns.











      Approved By:


_____________________________________________________________________________________________________________________________


                                  EXHIBIT N-1

                  Confidentiality Letter (Certificate Owners)


                                                                [Date]

[State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, Massachusetts 02111]

[GMAC Commercial Mortgage Corporation
200 Witmer Road
Horsham, Pennsylvania 19044]

         J.P. Morgan Chase Commercial Mortgage Securities Corp.,
         Mortgage Pass-Through Certificates, Series 2001-CIBC1
         -------------------------------------------------------

Ladies and Gentlemen:

          The undersigned ___ hereby ___ acknowledges ___ that it has received ___ certain ___ information ___ (the "Information") pursuant to Section 7.03(d) of the pooling and servicing agreement (the "Pooling and Servicing Agreement") dated as of March 1, 2001, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, State Street Bank and Trust Company, as trustee and ORIX Real Estate Capital Markets LLC, as special servicer, GMAC Commercial Mortgage Corporation, as master servicer. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement.

          The undersign represents that it is a beneficial owner of a Book-Entry Certificate issued pursuant to the Pooling and Servicing Agreement.

          The undersigned acknowledges and agrees that it is imperative that the Information remain confidential and represents and warrants that it shall keep the Information confidential in accordance with and subject to Section 7.03(d) of the Pooling and Servicing Agreement (except that such Certificate Owner may provide the Information to any other Person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep the Information confidential).

                                              Very truly yours,

                                              [Certificate Owner]



                                              By:______________________________
                                                 Name:
                                                 Title:

                                  EXHIBIT N-2

                  Confidentiality Letter (Prospective Owners)



                                                                       [Date]

[State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, Massachusetts 02111]

[GMAC Commercial Mortgage Corporation
20 Witmer Road
Horsham, Pennsylvania 19044]

          J.P. Morgan Chase Commercial Mortgage Securities Corp.,
          Mortgage Pass-Through Certificates, Series 2001-CIBC1
          -------------------------------------------------------

Ladies and Gentlemen:

          The undersigned ___ hereby ___ acknowledges ___ that it has received ___ certain ___ information ___ (the "Information") pursuant to Section 7.03(d) of the pooling and servicing agreement (the "Pooling and Servicing Agreement") dated as of March 1, 2001, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, State Street Bank and Trust Company, as trustee and ORIX Real Estate Capital Markets LLC, as special servicer, GMAC Commercial Mortgage Corporation, as master servicer. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement.

          The undersign represents that it is a prospective purchaser of a Certificate, or an interest therein, issued pursuant to the Pooling and Servicing Agreement and is requesting the Information for use in evaluating a possible investment in such Certificate.

          The undersigned acknowledges and agrees that it is imperative that the Information remain confidential and represents and warrants that it shall keep the Information confidential in accordance with and subject to Section 7.03(d) of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                            [Prospective Owner]



                                            By: _______________________________
                                                Name:
                                                Title:

                                   EXHIBIT O

                                    FORM OF
                           NOTICE AND CERTIFICATION
                     REGARDING DEFEASANCE OF MORTGAGE LOAN

     For loans having balance of (a) $5,000,000 or less, or (b) less than 1% of outstanding pool balance, whichever is less


To:    Standard & Poor's Ratings Services
       55 Water Street
       New York, New York 10041
       Attn:  Commercial Mortgage Surveillance

From: GMAC Commercial Mortgage Corporation, in its capacity as Servicer (the "Servicer") under the Pooling and Servicing Agreement dated as of March 1, 2001 (the "Pooling and Servicing Agreement"), among the Servicer, State Street Bank and Trust Company as Trustee, and others.

Date:  _________, 20___

Re:    _______________________________________
       Commercial Mortgage Pass-Through Certificates
       Series ___________

       Mortgage Loan (the "Mortgage Loan") identified by loan number _____ on the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement and heretofore secured by the Mortgaged Properties identified identified on the Mortgage Loan Schedule by the following names:____________________
             ____________________

       Reference is made to the Pooling and Servicing Agreement described above. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Pooling and Servicing Agreement. [Note: all terms in this Certification must be conformed to terms used in the Pooling and Servicing Agreement]

       As Servicer under the Pooling and Servicing Agreement, we hereby:

          1. Notify you that the Mortgagor has consummated a defeasance of the Mortgage Loan pursuant to the terms of the Mortgage Loan, of the type checked below:

                    ____ a full defeasance of the payments scheduled to be due in respect of the entire principal balance of the Mortgage Loan; or

                    ____ a partial defeasance of the payments scheduled to be
                         due in respect of a portion of the principal balance of the Mortgage Loan that represents ___% of the entire principal balance of the Mortgage Loan and, under the Mortgage, has an allocated loan amount of $____________ or _______% of the entire principal balance;

          2. Certify that each of the following is true, subject to those exceptions set forth with explanatory notes on Exhibit A hereto, which exceptions the Servicer has determined, consistent with the Servicing Standard, will have no material adverse effect on the Mortgage Loan or the defeasance transaction:

               a. The Mortgage Loan Documents permit the defeasance, and the terms and conditions for defeasance specified therein were satisfied in all material respects in completing the defeasance.

               b.   The defeasance was consummated on __________, 20__.

               c. The defeasance collateral consists of securities that (i) constitute "government securities" as defined in Section 2(a)(16) of the Investment Company Act of 1940 as amended (15 U.S.C. 80A1), (ii) are listed as "Qualified Investments for `AAA' Financings" under Paragraphs 1, 2 or 3 of "Cash Flow Approach" in Standard & Poor's Public Finance Criteria 2000, as amended to the date of the defeasance, (iii) are rated `AAA' by Standard & Poor's,
                    (iv) if they include a principal obligation, the principal due at maturity cannot vary or change, and (v) are not subject to prepayment, call or early redemption. Such securities have the characteristics set forth below:

                              CUSIP   RATE   MAT   PAY DATES    ISSUED
                              ----------------------------------------

               d. The Servicer received an opinion of counsel (from counsel approved by Servicer in accordance with the Servicing Standard) that the defeasance will not result in an adverse REMIC event.

               e. The Servicer determined that the defeasance collateral will be owned by an entity (the "Defeasance Obligor") as to which one of the statements checked below is true:

                    ____ the related Mortgagor was a Single-Purpose Entity (as defined in Standard & Poor's Structured Finance Ratings Real Estate Finance Criteria, as amended to the date of the defeasance (the "S&P Criteria")) as of the date of the defeasance, and after the defeasance owns no assets other than the defeasance collateral and real property securing Mortgage Loans included in the pool.

                    ____ the related Mortgagor designated a Single-Purpose
                         Entity (as defined in the S&P Criteria) to own the defeasance collateral; or

                    ____ the Servicer designated a Single-Purpose Entity (as
                         defined in the S&P Criteria) established for the benefit of the Trust to own the defeasance collateral.

               f. The Servicer received a broker or similar confirmation of the credit, or the accountant's letter described below contained statements that it reviewed a broker or similar confirmation of the credit, of the defeasance collateral to an Eligible Account (as defined in the S&P Criteria) in the name of the Defeasance Obligor, which account is maintained as a securities account by the Trustee acting as a securities intermediary.

               g. As securities intermediary, Trustee is obligated to make the scheduled payments on the Mortgage Loan from the proceeds of the defeasance collateral directly to the Servicer's collection account in the amounts and on the dates specified in the Mortgage Loan Documents or, in a partial defeasance, the portion of such scheduled payments attributed to the allocated loan amount for the real property defeased, increased by any defeasance premium specified in the Mortgage Loan Documents (the "Scheduled Payments").

               h. The Servicer received from the Mortgagor written confirmation from a firm of independent certified public accountants, who were approved by Servicer in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, stating that
                    (i) revenues from principal and interest payments made on the defeasance collateral (without taking into account any earnings on reinvestment of such revenues) will be sufficient to timely pay each of the Scheduled Payments after the defeasance including the payment in full of the Mortgage Loan (or the allocated portion thereof in connection with a partial defeasance) on its Maturity Date (or, in the case of an ARD Loan, on its Anticipated Repayment Date), (ii) the revenues received in any month from the defeasance collateral will be applied to make Scheduled Payments within four (4) months after the date of receipt, and (iii) interest income from the defeasance collateral to the Defeasance Obligor in any calendar or fiscal year will not exceed such Defeasance Obligor's interest expense for the Mortgage Loan (or the allocated portion thereof in a partial defeasance) for such year.

               i. The Servicer received opinions from counsel, who were approved by Servicer in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, that (i) the agreements executed by the Mortgagor and/or the Defeasance Obligor in connection with the defeasance are enforceable against them in accordance with their terms, and (ii) the Trustee will have a perfected, first priority security interest in the defeasance collateral described above.

               j.   The agreements executed in connection with the defeasance
                    (i) permit reinvestment of proceeds of the defeasance collateral only in Permitted Investments (as defined in the S&P Criteria), (ii) permit release of surplus defeasance collateral and earnings on reinvestment to the Defeasance Obligor or the Mortgagor only after the Mortgage Loan has been paid in full, if any such release is permitted, (iii) prohibit any subordinate liens against the defeasance collateral, and (iv) provide for payment from sources other than the defeasance collateral or other assets of the Defeasance Obligor of all fees and expenses of the securities intermediary for administering the defeasance and the securities account and all fees and expenses of maintaining the existence of the Defeasance Obligor.

               k. The entire principal balance of the Mortgage Loan as of the date of defeasance was $___________ [$5,000,000 or less or less than one percent of pool balance, whichever is less] which is less than 1% of the aggregate Certificate Balance of the Certificates as of the date of the most recent Paying Agent's Monthly Certificateholder Report received by us (the "Current Report").

               l. The defeasance described herein, together with all prior and simultaneous defeasances of Mortgage Loans, brings the total of all fully and partially defeased Mortgage Loans to $__________________, which is _____% of the Aggregate
                    Certificate Balance of the Certificates as of the date of the Current Report.

          3. Certify that, in addition to the foregoing, Servicer has imposed such additional conditions to the defeasance, subject to the limitations imposed by the Mortgage Loan Documents, as are consistent with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable.

          4. Certify that Exhibit B hereto is a list of the material agreements, instruments, organizational documents for the Defeasance Obligor, and opinions of counsel and independent accountants executed and delivered in connection with the defeasance described above and that originals or copies of such agreements, instruments and opinions have been transmitted to the Trustee for placement in the related Mortgage File or, to the extent not required to be part of the related Mortgage File, are in the possession of the Servicer as part of the Servicer's Mortgage File.

          5. Certify and confirm that the determinations and certifications described above were rendered in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, set forth in, and the other applicable terms and conditions of, the Pooling and Servicing Agreement.

          6. Certify that the individual under whose hand the Servicer has caused this Notice and Certification to be executed did constitute a Servicing Officer as of the date of the defeasance described above.

          7. Agree to provide copies of all items listed in Exhibit B to you upon request.

       IN WITNESS WHEREOF, the Servicer has caused this Notice and Certification to be executed as of the date captioned above.

                                         SERVICER:_____________________________


                                         By:___________________________________
                                            Name:
                                            Title:

                                                              EXHIBIT P

                                                 FOREIGN CURRENCY EXCHANGE CONTRACT,
                                                  SUMMARY OF U.S. DOLLAR CASH FLOWS

     Date of Swap                IN US$          Interest @ US$         Date of Swap        Principal IN C$     Interest @ C$
       Payment                                       rate                 Payment                                   rate

               4/12/01             15,673.69       104,970.42                 4/12/01            24,059.12       160,115.14
               5/11/01             19,162.21       101,459.81                 5/11/01            29,413.99       154,760.27
               6/13/01             15,957.77       104,684.55                 6/13/01            24,495.17       159,679.09
               7/12/01             19,439.36       101,180.90                 7/12/01            29,839.42       154,334.84
               8/13/01             16,246.42       104,394.07                 8/13/01            24,938.26       159,236.00
               9/13/01             16,378.91       104,260.74                 9/13/01            25,141.62       159,032.64
              10/11/01             19,850.24       100,767.42                10/11/01            30,470.12       153,704.14
              11/13/01             16,674.35       103,963.43                11/13/01            25,595.12       158,579.14
              12/13/01             20,138.48       100,477.35                12/13/01            30,912.56       153,261.70
               1/11/02             16,974.54       103,661.33                 1/11/02            26,055.92       158,118.34
               2/13/02             17,112.96       103,522.03                 2/13/02            26,268.40       157,905.86
               3/13/02             27,194.20        93,376.92                 3/13/02            41,743.10       142,431.16
               4/11/02             17,474.28       103,158.43                 4/11/02            26,823.02       157,351.24
               5/13/02             20,918.92        99,691.96                 5/13/02            32,110.54       152,063.72
               6/13/02             17,787.36       102,843.36                 6/13/02            27,303.60       156,870.66
               7/11/02             21,224.38        99,384.57                 7/11/02            32,579.42       151,594.84
               8/13/02             18,105.49       102,523.21                 8/13/02            27,791.93       156,382.33
               9/12/02             18,253.14       102,374.63                 9/12/02            28,018.57       156,155.69
              10/11/02             21,678.80        98,927.26                10/11/02            33,276.96       150,897.30
              11/13/02             18,578.78       102,046.94                11/13/02            28,518.42       155,655.84
              12/12/02             21,996.50        98,607.55                12/12/02            33,764.63       150,409.63
               1/13/03             18,909.65       101,713.96                 1/13/03            29,026.32       155,147.94
               2/13/03             19,063.86       101,558.78                 2/13/03            29,263.02       154,911.24
               3/13/03             28,970.66        91,589.20                 3/13/03            44,469.97       139,704.29
               4/11/03             19,455.56       101,164.59                 4/11/03            29,864.29       154,309.97
               5/13/03             22,851.93        97,746.71                 5/13/03            35,077.71       149,096.55
               6/12/03             19,800.57       100,817.40                 6/12/03            30,393.88       153,780.38
               7/11/03             23,188.53        97,407.97                 7/11/03            35,594.39       148,579.87
               8/13/03             20,151.13       100,464.61                 8/13/03            30,931.99       153,242.27
               9/11/03             20,315.46       100,299.24                 9/11/03            31,184.23       152,990.03
              10/10/03             23,690.87        96,902.45                10/10/03            36,365.49       147,808.77
              11/13/03             20,674.32        99,938.11                11/13/03            31,735.08       152,439.18
              12/11/03             24,040.99        96,550.11                12/11/03            36,902.92       147,271.34
               1/13/04             21,038.96        99,571.16                 1/13/04            32,294.81       151,879.45
               2/12/04             21,210.53        99,398.51                 2/12/04            32,558.16       151,616.10
               3/11/04             27,744.77        92,822.87                 3/11/04            42,588.22       141,586.04
               4/13/04             21,609.75        98,996.76                 4/13/04            33,170.96       151,003.30
               5/13/04             24,953.62        95,631.70                 5/13/04            38,303.81       145,870.45
               6/11/04             21,989.46        98,614.64                 6/11/04            33,753.82       150,420.44
               7/13/04             25,324.08        95,258.89                 7/13/04            38,872.46       145,301.80
               8/12/04             22,375.28        98,226.37                 8/12/04            34,346.06       149,828.20
               9/13/04             22,557.75        98,042.75                 9/13/04            34,626.15       149,548.11
              10/13/04             25,878.53        94,700.93                10/13/04            39,723.54       144,450.72
              11/10/04             22,952.74        97,645.26                11/10/04            35,232.45       148,941.81
              12/13/04             26,263.89        94,313.13                12/13/04            40,315.07       143,859.19
               1/13/05             23,354.08        97,241.37                 1/13/05            35,848.52       148,325.74
               2/11/05             23,544.53        97,049.72                 2/11/05            36,140.85       148,033.41
               3/11/05             33,050.72        87,483.29                 3/11/05            50,732.86       133,441.40
               4/13/05             24,006.05        96,585.28                 4/13/05            36,849.28       147,324.98


               5/12/05             27,291.53        93,278.97                 5/12/05            41,892.50       142,281.76
               6/13/05             24,424.36        96,164.31                 6/13/05            37,491.40       146,682.86
               7/13/05             27,699.65        92,868.26                 7/13/05            42,518.97       141,655.29
               8/11/05             24,849.42        95,736.56                 8/11/05            38,143.86       146,030.40
               9/13/05             25,052.06        95,532.63                 9/13/05            38,454.91       145,719.35
              10/13/05             28,312.06        92,251.98                10/13/05            43,459.01       140,715.25
              11/10/05             25,487.23        95,094.71                11/10/05            39,122.90       145,051.36
              12/13/05             28,736.63        91,824.73                12/13/05            44,110.72       140,063.54
               1/12/06             25,929.41        94,649.73                 1/12/06            39,801.65       144,372.61
               2/13/06             26,140.86        94,436.94                 2/13/06            40,126.22       144,048.04
               3/13/06             35,414.92        85,104.12                 3/13/06            54,361.90       129,812.36
               4/13/06             26,642.83        93,931.79                 4/13/06            40,896.74       143,277.52
               5/11/06             29,864.07        90,690.14                 5/11/06            45,841.34       138,332.92
               6/13/06             27,103.63        93,468.07                 6/13/06            41,604.07       142,570.19
               7/13/06             30,313.64        90,237.72                 7/13/06            46,531.43       137,642.83
               8/11/06             27,571.85        92,996.88                 8/11/06            42,322.79       141,851.47
               9/13/06             27,796.69        92,770.62                 9/13/06            42,667.92       141,506.34
              10/13/06             30,989.81        89,557.26                10/13/06            47,569.36       136,604.90
              11/10/06             28,276.08        92,288.19                11/10/06            43,403.78       140,770.48
              12/13/06             31,457.52        89,086.59                12/13/06            48,287.29       135,886.97
               1/11/07             28,763.19        91,797.99                 1/11/07            44,151.49       140,022.77
               2/13/07             28,997.75        91,561.95                 2/13/07            44,511.54       139,662.72
               3/13/07             38,016.38        82,486.18                 3/13/07            58,355.14       125,819.12
               4/12/07             29,544.23        91,012.01                 4/12/07            45,350.39       138,823.87
               5/11/07             32,694.77        87,841.51                 5/11/07            50,186.47       133,987.79
               6/13/07             30,051.77        90,501.25                 6/13/07            46,129.46       138,044.80
               7/12/07             33,189.94        87,343.19                 7/12/07            50,946.56       133,227.70
               8/13/07             30,567.49        89,982.27                 8/13/07            46,921.09       137,253.17
               9/13/07         10,934,336.35        89,731.42                 9/13/07        16,784,206.34       136,870.54

                                   EXHIBIT Q

                                  [RESERVED]

                                   EXHIBIT R

                                  [RESERVED]

                                   EXHIBIT S

            FORM OF NOTICE REGARDING TRANSFER TO SPECIAL SERVICING
                          PURSUANT TO SECTION 6.02(a)

                         [MASTER SERVICER STATIONERY]

Date

Trustee Name and Address
Depositor Name and Address
Master Servicer Name and Address
Special Servicer Name and Address

          Re: Transfer of Servicing of Loan in the Name of [Mortgagor's Name], Loan [Mortgagor's Primary ID Number]

Dear Sir/Madam:

          Please be advised that the servicing of the above-referenced loan will be transferred to ["Special Servicer's Name"] for special servicing as of the date of this letter. This loan is being transferred to ["Special Servicer's Name"] for servicing the following noted reason:

1.   The loan has become a Defaulted Mortgage Loan;

2. The Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or a similar proceeding, or the Mortgagor has become a subject of a decree or order for such a proceeding which shall have remained in force on discharged or unstayed for a period of 60 days;

3. Either ["Special Servicer's Name"] or ["Master Servicer's Name"] has received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property;

4. In the judgment of ["Special Servicer' s Name"] or ["Master Servicer's Name"], a payment default has occurred or is imminent and is not likely to be cured by the related Mortgagor within sixty (60) days;

5. The related Mortgagor has admitted in writing its inability to pay its debts generally as they become due, has filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of its creditors, or voluntarily suspended payment of its obligations;

6. With respect to a Balloon Mortgage Loan, the related Mortgagor, in response to a letter from ["Master Servicer's Name"] pursuant to Section
     4.11 of the Servicing Agreement, has requested either an extension of the related Maturity Date of any other modification or has otherwise indicated the inability to make the payment due on such Maturity Date, or has failed to respond within thirty (30) days after the 3-months' notice letter referenced in Section 4.11 of the Servicing Agreement;

7. Any other material default has, in ["Special Servicer's Name"]'s judgment or ["Master Servicer's Name"]'s judgment, occurred which is not reasonably susceptible of cure within the time periods and on the terms and conditions, if any, provided in the related Mortgage;

8.   the related Mortgaged Property has become REO Property; or

9. If for any reason, ["Master Servicer's Name"] cannot enter into an assumption agreement pursuant to section 4.08 of the Servicing Agreement.

          All capitalized terms used herein shall have the same meaning as defined in, and all references to the "Servicing Agreement' shall refer to, the Servicing Agreement among ["Special Servicer's Name"], ["Master Servicer's Name"], and the Initial Owner, Morgan Guaranty Trust Company of New York.

                                  Sincerely,


                                  By: ___________________________
                                  Name: _________________________
                                  Title: ________________________


cc:  ["Special Servicer's Name"]

                                   EXHIBIT T

                  FORM OF NOTIFICATION OF SERVICING TRANSFER

                         [SPECIAL SERVICER STATIONERY]



                                                                  Date

Mortgagor's Name
Mortgagor's Address

     Re: Transfer of Servicing of Loan in the Name of [Mortgagor's Name], Loan [Mortgagor's Primary Loan ID Number]

Dear [Mortgagor]:

          Your loan has been transferred to ["Special Servicer Name"] ("Special Servicer") for Special Servicing. After we review your records, we will be contacting you soon.

          Please continue to remit all payments to ["Master Servicer's Name"] while your loan is being serviced by ("Special Servicer"). "Master Servicer's Name" will continue to process your checks and maintain the accounting records for this loan. The acceptance of any payments by ["Master Servicer's Name"] does not constitute any agreement to modify or amend your loan in any way.

          A Special Servicer employee will contact you shortly to discuss what options are available to you at this time. Should you have any questions regarding your loans, please contact Special Servicer's toll-free Customer Service number ["Customer Service Number"], or write to Special Servicer at the following address. Please remember to use the above ["Master Servicer's Name"] loan number when communicating with Special Servicer and making your payments to ["Master Servicer's Name"] while Special Servicer is servicing your loan:

                          ["Special Servicer's Name"]
                        ["Special Servicer's Address"]
                         Attention: Special Servicing

          Special Servicer may be engaging third party firms to perform property inspections as well as certain other analyses and studies on property which serves as collateral for your loan. You may be contacted by such third party firms to provide access to your property and other information. We will appreciate your cooperation during this process and look forward to completing these activities in the near future.

          No statement, act, omission or course of dealing or conduct on the part of the ["Master Servicer's Name"] or Special Servicer, or both, shall be construed to alter or waive any default or any obligation under applicable law and/or the documents pertaining to your loan; no agreement or waiver shall be binding on ["Master Servicer's Name"] or ("Special Servicer") unless reduced to writing and signed by an employee duly authorized to do so; and neither delay in nor failure of [Master Servicer's Name] or Special Servicer to exercise any right, power or privilege under any loan document shall operate as a waiver thereof, and no single or partial exercise of any right, power or any privilege shall preclude any other and further exercise thereof or the exercise of any right, power or privilege.

                                   Sincerely,


                                   By: ___________________________
                                   Name: _________________________
                                   Title: ________________________


ATTENTION TO ANY DEBTOR IN BANKRUPTCY OR WHO HAS RECEIVED A DISCHARGE IN BANKRUPTCY OR WHO MAY HAVE PAID, SETTLED OR IS OTHERWISE NOT OBLIGATED: Please be advised that this letter constitutes neither a demand for payment of the captioned debt nor a notice of personal liability to any recipient hereof who: might have received a discharge of such debt in accordance with applicable bankruptcy laws or who might be subject to the automatic stay of Section 362 of the United States Bankruptcy Code, has paid, settled, or is otherwise not obligated by law.

cc:  ("Master Servicer")
     ("Directing Certificateholder")

                                   EXHIBIT U

                                  [RESERVED]

                                   EXHIBIT V

                                  [RESERVED]

                                   EXHIBIT W

          FORM OF SPECIAL SERVICER NOTICE PURSUANT TO SECTION 6.12(a)

                         [SPECIAL SERVICER STATIONERY]

Date

Trustee
Trustee Address

Master Servicer
Master Servicer's address

Master Servicer
Master Servicer's Address

     Re: Transfer of Servicing of Mortgage Loan in the Name of [Mortgagor's Name], Loan [Mortgager's Number]

Dear [Mortgagor]:

Please be advised that the servicing of the above referenced Mortgage Loan will be returned to ["Master Servicer Name"] as of [Date]. This Mortgage Loan is being returned for the following reason:

    _____ 1. Request from Master Servicer that the Mortgage Loan be returned based on receipt of information which resulted in the Mortgage Loan not being considered a Specially Serviced Mortgage Loan.

    _____ 2. The Mortgage Loan is current as to payments of principal and interest. No Servicing Transfer Event is continuing. Three Monthly Payments have been made in accordance with the terms of the related Mortgage Note for the months of [List Months], [Year].

    _____        3. Other:



All capitalized terms, unless otherwise defined, shall have the meanings set forth in the Servicing Agreement among the above addresses and the undersigned.

Very truly yours,

Name of Special Servicer Servicing Officer and Title

                                   EXHIBIT X

          FORM OF SPECIAL SERVICER NOTICE PURSUANT TO SECTION 6.12(b)

                         [SPECIAL SERVICER STATIONERY]


Date

Mortgagor's Name
Mortgagor's Address

Master Servicer's Name
Master Servicer's Address

          Re: Transfer of Servicing of Loan in the Name of [Mortgagor's Name], Loan [Mortgager's Primary ID Number]

Dear Sir or Madam:

          Please be advised that the servicing of the above-referenced loan will be returned to [Master Servicer's Name] for servicing as of the date of this letter. This loan is being returned to ["Master Servicer's Name"] for servicing for the following reason:

     1. The loan has been current in payments under existing terms for three consecutive monthly payments.

     2. The loan is returned to ["Master Servicer's Name"] based upon receipt of information which resulted in the loan not being considered a Specially Serviced Mortgage Loan.

     3. The loan has been modified and the three consecutive monthly payments have been made in accordance with the terms of the modified mortgage note.

     4.   Other:


          Please continue to remit all payments to ["Master Servicer's Name"]. ["Master Servicer's Name"] will continue to process your checks and maintain the accounting records for this loan. Please remember to use the above ["Master Servicer's Name"] Loan Number when communicating with us and making your payments to ["Master Servicer's Name"].

          Please acknowledge receipt of this letter by signing the enclosed copy and return it to my attention.

                                  Sincerely,


                                  By: ___________________________
                                  Name: _________________________
                                  Title: ________________________


cc:      ["Master Servicer's Name"]

Borrower Acknowledgment

By: ___________________________
Name: _________________________
Title: ________________________
Date:  ________________________

                                   EXHIBIT Y

                  FORM OF REQUEST FOR RELEASE AND RECEIPT OF
                      DOCUMENTS PURSUANT TO SECTION 11.14

Date

To:  State Street Bank and Trust Company
     2 Avenue de Lafayette
     Boston, MA 02111

Re: Pooling and Servicing Agreement, dated as of March 1, 2001, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer, ORIX Real Estate Capital Markets, LLC, as Special Servicer, and State Street Bank and Trust Company, as Trustee.

          In connection with the administration of the Mortgage Loans held by you as the Custodian for the Trustee, we request the release of the (Mortgage Loan File/[specify documents]) for the Mortgage Loan described below, for the reason indicated. The undersigned agrees to acknowledge receipt of such Mortgage Loan File promptly upon receipt.

Mortgagor's Name, Address & Zip Code:



Mortgage Loan Number



Reason for Requesting Documents  (check one)


_____ 1. Mortgage Loan paid in full. (Servicer hereby certifies that all amounts received in connection therewith have been credited or will be escrowed as provided in the Servicing Agreement.)

_____ 2. Mortgage Loan Liquidated. (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to or will be escrowed pursuant to the Servicing Agreement.)

_____ 3. Mortgage Loan in Foreclosure.

_____ 4. Other (explain)___________________________________

          If item 1 or 2 above is checked, and if all or part of the Mortgage Loan File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan. If item 3 or 4 is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                  [Servicer]


                                  By: ___________________________
                                  Name: _________________________
                                  Title: ________________________
                                  Date: _________________________


Documents returned to Custodian:

State Street Bank and Trust Company,
as Custodian

By: __________________________
Name: ________________________
Title: _______________________
Date: ________________________

                                   EXHIBIT Z

                REO ACCOUNT LETTER PURSUANT TO SECTION 6.09(b)

REO ACCOUNTS REPORT                                                                         Account #
FROM (DAY AFTER PRIOR PRIMARY REMITTANCE DATE)
   TO AND INCLUDING (CURRENT PRIMARY REMITTANCE DATE)

BEGINNING BALANCE                                                                             $0.00

COLLECTIONS:
-----------
DELINQUENT PAYMENTS                                                               $0.00
PAYMENTS FOR CURRENT DUE PERIOD
(Includes net liquidation proceeds & prepayments)
PAYMENTS FOR FUTURE DUE PERIODS                                                   $0.00
PRIMARY SERVICER ADVANCES                                                         $0.00
LIQUIDATION PROCEEDS - To be applied to servicer Advances                         $0.00
LATE FEES/PREPAYMENT PREMIUMS                                                     $0.00
UNAPPLIED FUNDS                                                                   $0.00
LOANS IN PROCESS                                                                  $0.00
INVESTMENT INCOME - Due to Master Servicer                                        $0.00       -----
         TOTAL COLLECTIONS                                                                    $0.00
                                                                                              =====

DISBURSEMENTS:
-------------
TRANSFER TO ESCROW                                                                $0.00
SERVICE FEES                                                                      $0.00
MASTER SERVICER REMITTANCE                                                        $0.00
PRINCIPAL ADVANCE REIMBURSEMENTS                                                  $0.00
INTEREST ADVANCE REIMBURSEMENTS                                                   $0.00
SERVICER ADVANCE REIMBURSEMENTS                                                   $0.00
ADVANCE INTEREST (Due and collected)                                              $0.00
INVESTMENT INCOME - Due Master Servicer                                           $0.00       -----
         TOTAL DISBURSEMENTS                                                                  $0.00
                                                                                              =====


REO ACCOUNTS REPORT
FROM (DAY AFTER PRIOR PRIMARY REMITTANCE DATE)
   TO AND INCLUDING (CURRENT PRIMARY REMITTANCE DATE)                                       Account #

BEGINNING BALANCE                                                                             $0.00

COLLECTIONS:
-----------
DELINQUENT PAYMENTS                                                               $0.00
PAYMENTS FOR CURRENT DUE PERIOD
(Includes net liquidation proceeds & prepayments)
PAYMENTS FOR FUTURE DUE PERIODS                                                   $0.00
PRIMARY SERVICER ADVANCES                                                         $0.00
LIQUIDATION PROCEEDS - To be applied to Master Servicer Advances                  $0.00
LATE FEES/PREPAYMENT PREMIUMS                                                     $0.00
UNAPPLIED FUNDS                                                                   $0.00


LOANS IN PROCESS                                                                  $0.00
INVESTMENT INCOME - Due to Master Servicer                                        $0.00       -----
         TOTAL COLLECTIONS                                                                    $0.00
                                                                                              =====
DISBURSEMENTS:
-------------
TRANSFER TO ESCROW                                                                $0.00
SERVICE FEES                                                                      $0.00
MASTER SERVICER REMITTANCE                                                        $0.00
PRINCIPAL ADVANCE REIMBURSEMENTS                                                  $0.00
INTEREST ADVANCE REIMBURSEMENTS                                                   $0.00
SERVICER ADVANCE REIMBURSEMENTS                                                   $0.00
ADVANCE INTEREST (Due and collected)                                              $0.00
INVESTMENT INCOME - Due Master Servicer                                           $0.00       -----
         TOTAL DISBURSEMENTS                                                                  $0.00
                                                                                              =====